UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-12

Gyrodyne Company of America, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

On November 27, 2007, Gyrodyne Company of America, Inc. delivered the following documents to Institutional Shareholder Services, Inc. relating to Gyrodyne Co. of Am., Inc. v. Full Value Partners L.P., et al., Docket No. 07-cv-4857 (E.D.N.Y. Nov. 21, 2007): (i) Complaint; (ii) Gyrodyne’s Memorandum of Law in Support of its Motion for a Preliminary Injunction and Limited Expedited Discovery in Connection with the Motion for Preliminary Injunction; and (iii) Declaration of Stephen V. Maroney.

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF NEW YORK

Gyrodyne Company of America, Inc., Plaintiff, -against- Full Value Partners L.P., Bulldog Investors General Partnership, Phillip Goldstein, Andrew Dakos and Timothy Brog, Defendants.	No.

COMPLAINT
Plaintiff Gyrodyne Company of America, Inc. (“Gyrodyne” or the “Company”), by and through its undersigned attorneys, for its complaint against Defendants Full Value Partners, L.P. (“Full Value”), Bulldog Investors General Partnership (“Bulldog”), Phillip Goldstein (“Goldstein”), Andrew Dakos (“Dakos”) and Timothy Brog (“Brog”) (collectively, “Defendants”), alleges as follows:
INTRODUCTION
1.           Plaintiff seeks preliminary and permanent injunctive relief to prevent Defendants from using a materially false and misleading proxy statement (the “Bulldog 2007 Proxy”) and a false and misleading letter to Gyrodyne’s shareholders to solicit the proxies of Gyrodyne’s unsuspecting shareholders: (i) to place three representatives of Bulldog onto Gyrodyne’s Board of Directors; and (ii) to dismantle the shareholder rights plan that protects Gyrodyne’s shareholders against inadequate and coercive takeover proposals.  Defendants Bulldog and Goldstein have a long history of flagrantly violating and disregarding federal and state securities laws and abusing the proxy process for their own gain.  Although not disclosed in their proxy, Bulldog routinely acquires stakes in companies and engages in proxy contests to enrich itself and pursue its own agenda at the expense of other shareholders.

2.           The Bulldog 2007 Proxy is Defendants’ second attempt to mislead Gyrodyne’s shareholders into voting for their self-serving proposals by means of a materially false and misleading proxy statement.  Indeed, on or about November 14, 2006, Defendants mailed a nearly identical proxy statement to Gyrodyne’s shareholders (the “Bulldog 2006 Proxy”) without pre-clearing it with the Securities and Exchange Commission (“SEC”) as required by Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated by the SEC thereunder.  Like the proxy disseminated by Defendants this year, the Bulldog 2006 Proxy proposed: (i) the election of Defendants Goldstein, Dakos and Brog to Gyrodyne’s Board of Directors and (ii) the dismantling of Gyrodyne’s shareholder rights plan.  Moreover, Defendants knew when they mailed the Bulldog 2006 Proxy that their proposals were untimely under the Company’s by-laws and could not be presented at Gyrodyne’s annual meeting; however, Defendants failed to disclose to Gyrodyne’s shareholders that granting their proxy to Defendants would effectively deprive them of their vote.
3.           When the SEC learned that the Defendants had mailed their proxy to shareholders without first receiving clearance from the staff of the SEC’s Division of Corporate Finance (the “SEC Staff”) as required under the federal securities laws, the SEC Staff issued a comment letter to Defendants and instructed them to revise the proxy statement to, among other things, affirmatively disclose to shareholders that Messrs. Goldstein, Dakos and Brog had violated the federal securities laws and that the proposals contained in the proxy failed to comply with the advance notice requirements contained in Gyrodyne’s by-laws and would be ruled out-of-order if presented at the annual meeting.  Defendants simply ignored the SEC Staff’s instructions.  When Gyrodyne held its annual shareholders’ meeting on December 7, 2006, Bulldog’s proxy was ruled out of order and the proxies Defendants had obtained were not counted.

4.           This year, Defendants are once again seeking to solicit proxies with a nearly identical – and equally misleading – proxy statement.  On October 10, 2007, the Defendants filed a preliminary proxy statement (the “Bulldog Preliminary Proxy”) with the SEC which was substantially identical to, and just as deficient as, the Bulldog 2006 Proxy.  Upon information and belief, the SEC Staff provided comments to Defendants and almost certainly advised Defendants that like the Bulldog 2006 Proxy, their Preliminary Proxy contained misstatements and omissions of material fact and instructed Defendants to revise their proxy and resubmit it to the SEC Staff before mailing it to Gyrodyne’s shareholders.  Upon information and belief, Defendants once again ignored the SEC Staff’s instructions.
5.           Indeed, on November 9 2007, Defendants filed a definitive proxy statement (the “Bulldog 2007 Proxy”), which failed to address the numerous material omissions, misstatements and deficiencies contained in their Preliminary Proxy.  On or about November 12, 2007, Bulldog began to distribute the Bulldog 2007 Proxy.  On or around November 16, 2007, Defendants filed with the SEC and distributed to Gyrodyne’s shareholders a false, misleading and disparaging letter urging Gyrodyne’s shareholders to vote in favor of the proposals set forth in the Bulldog 2007 Proxy (the “Bulldog Letter”).  The Bulldog 2007 Proxy plainly violates Section 14(a) of the Exchange Act, Rules 14a-3 and 14a-9 promulgated thereunder, and openly flouts the authority of the SEC.  The Bulldog Letter also violates Section 14(a) and Rule 14a-9.
6.           The Bulldog 2007 proxy omits, among other things, any disclosure that defendants Goldstein, Dakos and Brog willfully violated the federal securities law in soliciting Gyrodyne shareholders last year (and again this year); that, indeed Defendants Goldstein, Dakos and Bulldog have a history of flouting SEC Rules and federal and state laws put in place to protect shareholders; that Defendants Goldstein, Dakos and Bulldog are motivated solely by their own interests and greed and have on numerous occasions taken stakes in other companies or sought representation on company boards in order to enrich themselves at the expense of the targeted company and its other shareholders.

7.           Likewise, Defendants also fail to disclose Bulldog’s violation of state securities laws.  For example, the Bulldog 2007 Proxy omits any mention of the fact that defendants Goldstein, Dakos, Full Value and Bulldog have been found to have illegally solicited investors to purchase unregistered investments in Bulldog’s Funds in violation of Massachusetts laws.  Indeed, on October 17, 2007, the Massachusetts Securities Division ruled that Bulldog, Full Value, Goldstein and Dakos had violated Massachusetts securities laws by offering unregistered securities for sale in that state and illegally soliciting investors through Bulldog’s website.
8.           Defendants’ inadequate proxy similarly omits any disclosure of Bulldog’s history of corporate raiding and “greenmail”.  In this regard, Bulldog routinely launches expensive proxy contests to force target companies to sell assets, buy back shares or buyout Bulldog’s stake at a premium.  According to their own marketing materials, Bulldog, Goldstein and Dakos proudly describe themselves as “activists” that “unlock value” by engaging in proxy contests (over two dozen in the past eight years) and forcing the liquidation of companies.  The short-term value they “unlock,” however, inures to their benefit, leaving the companies they target poorer, more heavily leveraged and without critical cash or assets.  Bulldog and its investors benefit when they sell their short-term investment; the target and its remaining shareholders are left to suffer the long-term consequences.

9.           The omitted information is plainly material to shareholders who have a right to know that Bulldog, Goldstein and Dakos will enrich themselves at their expense and without regard to applicable laws, rules or regulations.  If Defendants are permitted to solicit proxies, absent disclosure of these facts, Gyrodyne’s shareholders will be forced to cast their vote in the dark as to Defendants’ background, their character and integrity, and their true motives, operating under the mistaken belief that Defendants seek to benefit all Gyrodyne shareholders, when history makes clear that Defendants only seek to enrich themselves.
10.           The false and misleading Bulldog Letter, moreover, is riddled with misrepresentations and false and unsupported accusations of mismanagement and waste.  It falsely impugns the character, integrity and skill of Gyrodyne’s management and Board of Directors in an improper effort to sway shareholders to vote their shares for Bulldog.  Defendants cannot be permitted to mislead shareholders into voting for Bulldog’s nominees.
11.           Unless the Court enjoins Defendants from soliciting proxies pursuant to their incomplete, false and misleading proxy statement and false and disparaging letter, Gyrodyne and its shareholders will be irreparably harmed and Defendants will effectively deprive Gyrodyne shareholders of their right to cast an informed vote.  The Court should therefore enjoin Defendants from soliciting or voting any proxies unless and until they correct all of the material misrepresentations and omissions and issue a proxy statement that complies with the federal securities laws.
JURISDICTION AND VENUE
12.           The claims arise under section 14(a) of the Exchange Act.  This Court has subject matter jurisdiction under 28 U.S.C. § 1331.
13.           Venue is proper in this district pursuant to 15 U.S.C. § 78aa and 28 U.S.C. § 1391(b) because the false and misleading information for which Plaintiff seeks relief was transmitted into this district and was intended to be read and relied upon by securities holders within this district.

14.           Acts and transactions constituting and in furtherance of the violations of the law have occurred, are occurring, and unless enjoined, will continue to occur, in this district.  The actions cited have been carried out by the means and instrumentalities of interstate commerce and by use of the United States mail.
PARTIES AND RELATED ENTITIES
15.           Plaintiff Gyrodyne is a New York corporation with its principal place of business in St. James, New York.
16.           Upon information and belief, Defendant Bulldog Investors General Partnership is a partnership organized under the laws of New York that manages and advises investment funds.  Bulldog describes itself an “activist” investor, whose tactics include amassing a significant percentage of a target company and then “putting pressure on management” to take actions that may cause the market price of the share to rise temporarily, by publicly campaigning for, among other things, “liquidation, a share buyback, a self-tender.”
17.           Upon information and belief, Defendant Full Value Partners L.P. is a limited partnership organized under the laws of Delaware, with its principal place of business in New Jersey.  Full Value is one of the “investment vehicles” marketed by Bulldog.  Bulldog describes Full Value as a “fund that concentrates on taking substantial positions in undervalued operating companies and closed-end mutual funds” and that “acts as a catalyst to ‘unlock’ these values through proprietary means.”
18.           Upon information and belief, Defendant Phillip Goldstein is a resident of New York and a co-founder and principal of Bulldog and a managing member of Full Value Advisors LLC, the general partner of Full Value.   As described in this Complaint, Goldstein has a prolific history of disregarding the laws, rules and regulations that govern the United States capital markets.

19.           Upon information and belief, Defendant Andrew Dakos is a resident of New Jersey and a principal of Bulldog and a managing member of Full Value Advisors LLC, the general partner of Full Value.  Dakos has been working with Goldstein since at least 1999, when he became a principal of Bulldog.  Dakos has been involved with many of the self-serving schemes devised by Bulldog and Goldstein.
20.           Upon information and belief, Defendant Timothy Brog is a resident of New York and a principal of Locksmith Capital Management.  He has been nominated by Bulldog as part of a slate of directors in at least one other proxy contest.
FACTS COMMON TO ALL COUNTS
21.           Section 14(a) of the Exchange Act authorizes the SEC to promulgate rules to protect shareholders from abuses in the solicitation of proxies.  The SEC, in turn, has created a regulatory framework designed to ensure that those seeking the authority to vote shareholders’ proxies provide shareholders with all material information necessary to make an informed decision about the character, integrity and intentions of the persons seeking their proxy.
22.           To that end, the securities laws and the rules promulgated by the SEC require that any person who solicits authority from shareholders to vote their shares make mandatory disclosure of specified information in a proxy statement.  In this regard, Rule 14a-3 requires that the proxy statement must make clear who is making the solicitation, provide pertinent background information including any history of unlawful conduct or involvement with other companies, as well as disclose the purpose of the solicitation and the specific matters or directors for whom the person seeking the proxy intends to vote and why.  Specifically, Rule 14a-3 requires that proxy statements contain the information specified in Schedule 14A.  Item 7 of Schedule 14A details the information required to be included if a proxy solicitation involves action to be taken with respect to the election of directors; with regard to a director nominee, Item 7 requires the disclosure of, among other things, the nominee’s involvement in any proceedings adverse to the registrant, the nominee’s transactions involving the registrant and the nominee’s independence.  Furthermore, the securities laws and rules promulgated by the SEC prohibit fraudulent or misleading proxy solicitations.

23.           Pursuant to Rule 14a-6, preliminary proxy materials must be submitted to the SEC for review at least 10 days before being sent to shareholders.  In a situation involving contested matters, the SEC Staff reviews the preliminary proxy materials to determine whether they comply with the law and provide the requisite information.  Where, as here, the proxy materials do not conform to the law or omit material information, the SEC Staff provides comment letters to the submitting party requesting appropriate revisions.  Pursuant to Rule 14a-6, definitive copies of proxy materials (containing the revisions requested by the SEC Staff) must also be filed with the SEC before being mailed to shareholders.  These pre-clearance safeguards are intended to protect shareholders from being disenfranchised by granting their voting authority to another person based on incomplete or misleading information.
Defendants’ Track Record
24.           Defendants Goldstein, Dakos and Bulldog have a track record of flouting these shareholder protections to conceal their sordid history of corporate raiding and greenmailing.  Here, too, Defendants simply omit any disclosure of their past violations of the securities laws, their disregard of other shareholders’ interests and Bulldog’s track record of plundering companies and taking greenmail payoffs precisely because Defendants know that shareholders would not likely give Defendants their proxies if their history and true motives were fully disclosed.

25.           Indeed, the Bulldog 2007 Proxy fails to disclose that on or about November 14, 2006, Bulldog mailed a nearly identical proxy statement to Gyrodyne shareholders without receiving the requisite clearance from the SEC.  A true and correct copy of the Bulldog 2006 proxy is attached hereto as Exhibit 1.
26.           Like the Bulldog 2007 Proxy Statement, the Bulldog 2006 Proxy Statement: (i) nominated Goldstein, Dakos and Timothy Brog as directors and (ii) proposed to abolish Gyrodyne’s Shareholder Rights Plan.  Like the Bulldog 2007 Proxy Statement, the Bulldog 2006 Proxy Statement was materially misleading and failed to include even the most basic information required by the federal securities laws.
27.           On November 29, 2006, after learning that Defendants had mailed the Bulldog 2006 Proxy to Gyrodyne’s shareholders, the SEC issued a comment letter to Bulldog.  Among other things, the SEC letter informed Defendants that:
Because a preliminary proxy statement was not first filed [with the SEC as required by Rule 14a-6], the participants in the solicitation [Defendants] violated Rule 14a-6 of Regulation 14A.  Please revise the proxy statement to affirmatively indicate the participants have committed a federal securities law violation.
(emphasis added).  The SEC further instructed Bulldog to disclose that, because it had been notified by Gyrodyne that its proxy failed to comply with the advance notice requirements contained in Gyrodyne’s by-laws, any proxies delivered to Defendants were at risk of not being counted and their proposals were untimely and would be ruled out of order by Gyrodyne.  The SEC also instructed Defendants to revise their proxy to identify all of their affiliates and other persons who were participating in the solicitation, as well as their holdings, if any, of Gyrodyne stock.  Indeed, the SEC Staff’s letter stated that, in the opinion of the SEC Staff, “[t]he proxy statement . . . has been disseminated with material omissions.”  A true and correct copy of the SEC’s November 29, 2006 letter is attached hereto as Exhibit 2.

28.           In response to the SEC’s comment letter, Defendant Dakos sent a letter to the SEC, dated December 4, 2006 (the “Bulldog Response Letter”), refusing to make any of the revisions required by the SEC to bring the proxy in compliance with its rules.  In that letter, Dakos complained that “[s]ome of the proxy rules and procedures are almost certainly unconstitutional,” that “[t]oo many staff comments deal with minutiae,” that “there is no benefit to be gained through additional responses to staff comments” and stated that Bulldog “did not intend to make any additional filings.”  A true and correct copy of the Bulldog Response Letter is attached hereto as Exhibit 3.
29.           The Bulldog 2007 Proxy fails to disclose Defendants’ violation of and previous refusal to comply with applicable SEC Rules or the federal securities laws in connection with the Bulldog 2006 Proxy, despite the SEC Staff’s direction to make such disclosures in the Bulldog 2006 Proxy.
30.           What is more, the Bulldog 2007 Proxy nowhere discloses that Defendants proceeded with their 2006 proxy solicitation knowing that their proxy was untimely under Gyrodyne’s by-laws, effectively disenfranchising those Gyrodyne shareholders that granted Defendants their proxies.  In this regard, even though Defendants were notified at least three times by the Company prior to their solicitation and voting that their proxies would be ruled out of order under the Company’s by-laws, Defendants solicited proxies from the Company’s shareholders and presented a ballot at the Company’s 2006 annual meeting, purportedly voting in favor of Messrs. Goldstein, Dakos and Brog and Bulldog’s proposal to abolish the Company’s shareholder rights plan.  Consistent with the Company’s numerous warnings to Bulldog, Bulldog’s proposals were ruled untimely under the Company’s by-laws and the votes Defendants had obtained were not counted.  As such, those shareholders who had given Defendants their proxies were disenfranchised and effectively deprived of the opportunity to cast their votes.

Defendants’ Previous History of Self-Interested and Unlawful Conduct
31.           Likewise, the Bulldog 2007 Proxy omits any disclosure (as required by the federal proxy rules) of Goldstein’s, Dakos’ and Bulldog’s sordid history of placing their own interests ahead of the interests of the companies they target and those companies’ other shareholders and abusing the proxy machinery to enrich themselves at the expense of the targeted companies’ and their shareholders’ long-term interests.
32.           In its marketing materials given to investors to raise capital for its Funds, Bulldog describes itself as an “activist” investor that specializes in investing in publicly traded companies.  Bulldog’s marketing materials explain that its technique is to amass a significant percentage of a target company and then begin “putting pressure on management” to take actions that may cause the market price of the shares to rise in the short-term, such as publicly campaigning for “liquidation, a share buyback, a self-tender”.  Then, when the price of the targeted company’s shares increases, albeit for the short-term, Bulldog sells its investment at a profit, and leaves the remaining shareholders with less value than they had before.  In all cases, Bulldog, Goldstein and Dakos act in their own interest and contrary to the interest of other shareholders.  Bulldog, Goldstein and Dakos have a track-record that demonstrates that they will not only disregard the interests of other shareholders to achieve profits for themselves, but that they will also disregard laws, rules or regulations that might stand in their way.  Bulldog’s investment strategies are not disclosed in the Bulldog 2007 Proxy because Defendants know that shareholders would not likely give Defendants their proxy if their strategy of targeting companies for their personal profit were disclosed.

33.           Among the facts omitted from the Bulldog 2007 Proxy is Defendants’ history of violating federal and state laws, as well as the rules and regulations that govern public companies.  In addition to their flagrant violation of federal proxy rules in connection with the Bulldog 2007 Proxy and the Bulldog 2006 Proxy, the Bulldog 2007 Proxy nowhere discloses that in January 2007, the Massachusetts Securities Division brought enforcement proceedings against Goldstein, Dakos, Full Value and Bulldog for offering securities for sale that were not properly registered under the Massachusetts securities laws and to stop them from illegally soliciting investors.  In July 2007, a Massachusetts Securities Division hearing officer found that they had committed a violation of Massachusetts securities law and recommended a cease-and-desist order and up to a $25,000 fine.  In October 2007, that recommendation was fully adopted by the Massachusetts Securities Division.
34.           Defendants also fail to disclose that, on more than one occasion, Bulldog, Goldstein and Dakos have taken actions with respect to their targeted companies that are directly contrary to the interests of other shareholders.  For example, despite repeated warnings, Bulldog permitted its investment in Bancroft Fund Ltd. (“Bancroft”), a closed-end investment company registered under the Investment Company Act to imperil Bancroft’s status as a registered investment company.  In this regard, Section 12(d)(1)(A) of the Investment Company Act limits the amount of voting shares any investment company, such as Bulldog, can own in a company registered under the Investment Company Act to no more than three percent of the entity’s shares.  Disregarding the laws and rules enacted by Congress and the SEC, Bulldog acquired and continues to hold more than three percent of Bancroft’s outstanding shares.  In so doing, Bulldog has imperiled Bancroft’s status as a registered investment company and has refused to reduce its holdings despite the harm this could cause Bancroft and its public shareholders and despite repeated requests from Bancroft to do so.  Indeed, Bancroft has been forced to sue Defendants Bulldog, Goldstein and Dakos to force them to comply with the investment limitations imposed by the Investment Company Act.

35.           Similarly, Defendants omit any disclosure of Bulldog’s actions with respect to Mexico Equity and Income Fund (“Mexico Equity”), which have caused it to violate the listing requirements of the New York Stock Exchange and risk the delisting from the New York Stock Exchange of Mexico Equity’s securities.  In this regard, after obtaining control of Mexico Equity through a proxy contest, Goldstein placed himself, Dakos and another representative of Bulldog on the audit committee of Mexico Equity’s board.  Pursuant to New York Stock Exchange Listed Company Manual § 303A.07, Mexico Equity must have at least one financial expert on the audit committee.  Neither Goldstein nor his other representatives is a financial expert as defined in the Stock Exchange Rules.  The violation of the listing requirements, if not corrected, could lead to the New York Stock Exchange delisting Mexico Equity’s stock.  Accordingly, by forcing their way onto the audit committee, Bulldog placed Mexico Equity in violation of the New York Stock Exchange listing requirements, risking the delisting of its shares and depriving shareholders of the protection (instituted in the wake of the Enron and WorldComm scandals) of having at least one financial expert on audit committee.
36.           Defendants also fail to disclose Bulldog’s history of greenmailing companies.  Recently, Bulldog and its ally Karpus Investment Management (“Karpus”) acquired a 3 percent stake in the Seligman Quality Municipal Fund (“Seligman”) and then disclosed its intention to gain control of Seligman and terminate the investment management agreement between Seligman and its manager, under the guise of benefiting investors.  In their proxy statement, Bulldog described Seligman’s performance as “abysmal” and claimed to be “appalled by the lack of oversight by [Seligman’s] Board of Directors.”  Bulldog’s purely self-interested intentions were revealed, however, when only three months later, it entered into an agreement to sell its shares to an affiliate at Seligman at a considerable premium to the then current market price of those shares that was not available to public shareholders of Seligman.  In exchange, Bulldog agreed not to acquire shares in the fund, participate in any litigation or regulatory proceeding against Seligman, participate in any solicitation of proxies relating to Seligman, or act to control or influence Seligman or its management for a period of 25 years.

37.           The Bulldog 2007 Proxy also conceals Bulldog’s disenfranchisement of the shareholders of RMR Hospitality and Real Estate Fund (“RMR”).  In connection with RMR’s 2007 annual meeting, Defendants sent a proxy statement to RMR’s shareholders setting forth proposals to nominate its slate of directors (Defendants Goldstein and Dakos) and terminate RMR’s advisory agreement with its advisors.  In that proxy, Bulldog, Goldstein and Dakos claimed to be concerned with the best interests of the shareholders.  When an informal count of shareholder votes before the meeting demonstrated that Bulldog would be defeated, however, Goldstein chose not to appear at the meeting and did not present Bulldog’s nominations or proposals, or the very votes of its shareholders, thus impermissibly disenfranchising those shareholders that gave him their proxy.
38.           Defendants also fail to disclose that Goldstein purchased shares of RMR for his personal account and then followed up with large purchases by a hedge fund he controls.  Goldstein’s personal purchase of shares prior to the purchase of shares by the fund controlled by him constitutes “front running” in violation of the federal securities laws.
39.           The Bulldog 2007 Proxy also conceals the fact that RMR had to sue Bulldog for violating a maximum ownership rule in its Trust Agreement following numerous requests by RMR over prolonged period of time for Bulldog to bring its holdings into compliance.  These violations by Bulldog burdened RMR (and its unsuspecting shareholders) with considerable fees and expenses.

Defendants’ Deficient 2007 Proxy
40.           Gyrodyne’s 2007 annual stockholder meeting is scheduled to be held on December 5, 2007 at 11:00 a.m., Eastern Time, at Flowerfield Celebrations, Mills Pond Road, Saint James, New York.
41.           On October 10, 2007, 2007, Full Value filed the Preliminary Proxy on Schedule 14A with the SEC.  The Bulldog Preliminary Proxy is substantially identical to the Bulldog 2006 Proxy, including essentially all of the material omissions and violations of the federal proxy rules identified by the SEC Staff in its November 29, 2006 letter to Defendants.  Upon information and belief, the SEC Staff provided comments to Defendants and almost certainly advised Defendants that like the Bulldog 2006 Proxy, the Bulldog Preliminary Proxy is replete with misstatements and omissions of material fact, and once again instructed Defendants to revise their proxy and resubmit it for clearance before mailing it to Gyrodyne’s shareholders.  Defendants, upon information and belief, however, simply ignored the SEC Staff’s instructions. A true and correct copy of the Bulldog Preliminary Proxy is attached hereto as Exhibit 4.
42.           Indeed, on November 9, 2007, Full Value filed the definitive Bulldog 2007 Proxy Statement with the SEC.  The Bulldog 2007 Proxy fails to correct any of the material misstatements or omissions in the Preliminary Proxy and once again flagrantly violates Rule 14a-6.  On or about November 12, 2007, Bulldog began to distribute the Bulldog 2007 Proxy, without the requisite clearance from the SEC and in violation of the federal securities laws.  A true and correct copy of the Bulldog 2007 Proxy is attached hereto as Exhibit 5.
43.           On or around November 16, 2007, the Bulldog Defendants filed with the SEC and distributed to Gyrodyne’s shareholders the Bulldog Letter, a false and disparaging letter urging shareholders to vote in favor of the proposals set forth in Bulldog’s 2007 Proxy.  A true and correct copy of the Bulldog Letter is attached hereto as Exhibit 6.

44.           As explained in more detail in paragraphs 45 through 54, the Bulldog 2007 Proxy Statement violates Section 14(a) of the Exchange Act.  The Bulldog 2007 Proxy presents a prime example of the type of solicitation that Section 14(a) was designed to prevent.  The Bulldog 2007 Proxy is so devoid of information and so riddled with misstatements and mischaracterizations that it is misleading to shareholders and risks causing irreparable harm to both Gyrodyne and its shareholders.
45.           The Bulldog 2007 Proxy is only three pages and is strikingly similar to the Bulldog 2006 Proxy, which the SEC Staff stated violated the federal securities laws and directed Defendants to disclose the violation.   Like the Bulldog 2006 Proxy, the Bulldog 2007 Proxy is materially misleading, flouts the law and disregards SEC requirements.  Indeed, the Bulldog 2007 Proxy ignores the precise comments provided by the SEC in connection with the nearly identical Bulldog 2006 Proxy.  The Bulldog 2007 Proxy Statement fails to fully disclose all information necessary for the Company’s shareholders to be able to evaluate the character and integrity of Bulldog, its nominees and its proposals and is replete with material misstatements and omissions in violation of Section 14(a) and Rules 14a-3, 14a-4 and 14a-9 promulgated thereunder.
46.           The Bulldog 2007 Proxy fails to disclose Bulldog’s history of greenmailing and corporate raiding, as well as their past violations of the federal and state laws enacted to protect investors and their total disregard of the rules, regulations and requirements governing their investments in numerous other companies.  Defendants fail to disclose Goldstein’s, Dakos’ and Bulldog’s past conduct because they know that if they did, Gyrodyne’s shareholders would likely realize that Defendants are self-interested corporate raiders and reject their proxy out of hand.
47.           Specifically, Defendants’ Bulldog 2007 Proxy is materially misleading and violates Section 14(a) of the Exchange Act and Rules 14a-3, 14a-4 and 14a-9 by failing to disclose the following information, which is material to an evaluation of the integrity of Bulldog, Full Value and its nominees and is required by Item 7 of Schedule 14A:

(a)           That the Division of Corporation Finance of the SEC, in a letter from Nicholas P. Panos, Special Counsel, Securities and Exchange Commission dated November 29, 2006, stated that Bulldog and its nominees violated Rule 14a-6 of the Securities Exchange Act of 1934 in connection with the Bulldog 2006 Proxy and directed Bulldog to disclose in its proxy statement that it had committed a federal securities law violation.  Bulldog refused to make this disclosure in the Bulldog 2006 Proxy and has continued to omit any such disclosure from the Bulldog 2007 Proxy;
(b)           That on October 17, 2007, the Acting Director of the Massachusetts Securities Division issued a Final Order finding that Full Value Partners L.P., Bulldog Investors General Partnership and nominees Phillip Goldstein and Andrew Dakos violated § 301 of the Massachusetts Uniform Securities Act (the “Act”), which makes it unlawful for any person to offer securities for sale in the Commonwealth of Massachusetts unless the securities are registered, the transaction is exempt or the security is a federally-covered security.  The Acting Director ordered a permanent cease-and-desist from committing any further violations of the Act and a $25,000 administrative fine, the maximum penalty allowed under Massachusetts law for this violation;
(c)           That Goldstein purchased shares of RMR for his personal account and then followed up with large purchases by a hedge fund he controls.  Goldstein’s personal purchase of shares prior to the purchase of shares by the fund controlled by him constitutes illegal “front running;”

(d)           That RMR had to sue Bulldog for violating the maximum ownership rules in its Trust Agreement following numerous requests by RMR over prolonged period of time for Bulldog to bring its holdings into compliance.  These violations by Bulldog burdened RMR with considerable fees and  expenses;
(e)           That Goldstein and Bulldog solicited proxies from other shareholders of RMR, but chose not to appear at the shareholder meeting and did not present the proxies when it appeared that he would not have enough votes to elect his nominees and pass his proposals, thus disenfranchising those shareholders and ignoring the votes that he solicited;
(f)           That Bancroft was recently forced to sue Bulldog, Goldstein and Dakos for violating the maximum ownership rules set forth in the Investment Company Act;
(g)           That Bulldog and Goldstein obtained control of Mexico Equity and placed their representatives on the Fund’s audit committee, leaving the audit committee without a member who qualifies as a financial expert as required by the New York Stock Exchange listing requirements; and
(h)           That Goldstein and Bulldog have accepted “greenmail” payments from the companies they target.  For example, in 2006, Karpus, an ally of Bulldog, made a proposal to terminate the investment management agreement between J. & W. Seligman & Co. Incorporated (the “Manager”) and Seligman Select Municipal Fund, Inc.  Bulldog and Karpus abruptly ended their proxy contest and sold their shares to the Chairman of the Seligman Fund, who also owned a substantial percentage of the Manager, at a considerable premium above the market price.  In connection with the buy-out of their stakes, Bulldog and Karpus agreed not to conduct a proxy contest at the Seligman Fund for 25 years.

48.           Defendants’ Bulldog 2007 Proxy is further materially misleading and violates Section 14(a) of the Exchange act and Rules 14a-3, 14a-4 and 14a-9 by failing to list Timothy Brog, one of its nominees, as a participant in the solicitation.
49.           In addition, Defendants’ Bulldog 2007 Proxy is materially misleading and violates Section 14(a) of the Exchange act and Rules 14a-3, 14a-4 and 14a-9 by failing to disclose whether each of Bulldog’s nominees has consented to being named in the proxy statement as a nominee and to serve as a director if elected.  If all of Bulldog’s nominees have not consented to being named in the proxy statement and to serve if elected, Bulldog has violated the bona fide nominee rule of 14a-4(d) and is soliciting proxies for nominees without their consent.  Thus, Defendants are unwilling to assure shareholders that the director nominees they are proposing will actually serve.
50.           The Bulldog 2007 Proxy’s “Proposal 3: A Proposal to Dismantle the Company’s Pill” is also materially false and misleading.  That proposal states that “Gyrodyne has a poison pill whose purpose is to prevent shareholders from accepting a premium offer for their shares unless the board approves it.”  In fact, the Company maintains a Shareholder Rights Plan to protect the Company and its shareholders from unfair and coercive takeover tactics, such as partial or two-tier tender offers, creeping acquisitions and other tactics that the board of directors believes are unfair to the Company’s shareholders. The Shareholder Rights Plan is not intended to prevent a takeover of the Company, nor does it change or diminish the fiduciary obligations of the Company’s board of directors.

51.           Defendants’ inadequate and misleading description of their proposal to dismantle Gyrodyne’s shareholder rights plan is especially egregious and all the more misleading because, in violation of SEC Rules, Defendants conceal the fact that on April 17, 2006, Bulldog unsuccessfully made an inadequate offer to acquire all of Gyrodyne’s outstanding shares at $48.00 per share, less than the highest trading price on that day.  Plainly shareholders would consider it material that the very persons advocating dismantling Gyrodyne’s protections against inadequate takeover offers had themselves unsuccessfully made a low-ball offer for all of Gyrodyne’s stock.
52.           The Bulldog 2007 Proxy Statement fails to conform to numerous requirements set forth in Schedule 14A promulgated under Rule 14a-3.  The requirements of Schedule 14A were promulgated to ensure that, when evaluating proxies, shareholders were presented with sufficient information regarding the persons making the solicitation, their history, motives and future plans for the company in order to make an informed decision.  Because it is contrary to Defendants’ interests that shareholders make informed decisions, the Bulldog 2007 Proxy Statement fails to conform to the Schedule 14A requirements.
53.           Moreover, by failing to disclose the identities of all of the participants in their proxy solicitation, describe their current holdings of Gyrodyne stock and those of their affiliates or to disclose their purchases and sales of Gyrodyne stock, as required by Item 5 of Schedule 14A, Defendants have deprived Gyrodyne’s shareholders of legally mandated and plainly material information about the financial and other interests in Gyrodyne of the persons soliciting their proxies.
54.           The form of proxy attached to the Bulldog 2007 Proxy is also materially false and misleading in that it fails to meet the requirements of Rule 14a-4.  The Bulldog 2007 Proxy misinforms the Company’s shareholders of the options they have when voting by proxy.  Specifically, the form of proxy fails to identify in bold face type on whose behalf the solicitation is made; fails to identify clearly and impartially each matter to be acted upon; and fails to provide the required instructions and explanations concerning the election of directors.

55.           Defendants made the misstatements and omissions in the Bulldog 2007 Proxy Statement detailed in Paragraphs 45 through 53 with knowledge that they were violating Section 14(a) and Rules 14a-3, 14a-4 and 14a-9.   Defendants were put on notice that their form of proxy was false and misleading and violated the SEC’s requirements by virtue of the comment letter it received from the SEC in connection with its 2006 Proxy.  Defendants’ contempt for the regulations promulgated by Congress and SEC to protect shareholders and to give the investing public the information necessary to make an informed investment is underlined by their December 4, 2006 letter to the SEC, refusing to amend their 2006 Proxy Statement to conform to the requirements of the Exchange Act and the rules promulgated thereunder.  Upon information and belief, Defendants once again disregarded the SEC Staff comments in 2007 and filed the definitive Bulldog 2007 Proxy Statement with the SEC without receiving approval from the SEC regarding the Bulldog Preliminary Proxy in violation of Rule 14a-6.
56.           The Bulldog Letter also violates Section 14(a) and Rule 14a-9 promulgated thereunder.  In this regard, the Bulldog Letter improperly impugns the skills, integrity and character of Gyrodyne’s Management and Board of Directors, falsely claiming that they have squandered Gyrodyne’s assets, mismanaged Gyrodyne and taken for themselves excessive compensation.
57.           The Bulldog Letter falsely claims that “millions of dollars have been squandered due to mismanagement” asserting that Gyrodyne’s management waited two years to default one of its tenants that had stopped paying rent after only four months of tenancy, and failed to prosecute an eminent domain claim against the State of New York diligently.  Contrary to Bulldog’s claims, however, the tenant continued to make partial payments until early 2007.  Gyrodyne filed a notice of default one month after the tenant stopped paying rent and evicted the tenant within three months.  Similarly, despite Bulldog’s claims, Gyrodyne has diligently litigated its claims against the State of New York and is now awaiting a trial date.

58.           The Bulldog Letter falsely claims that Gyrodyne’s management and the Board lack the requisite expertise to manage the Company’s real estate holdings, and as a result “cost shareholders $15 million” because “management failed to meet a capital call on its interest in a Florida land partnership” and “let an offer of at least $100 million for [Gyrodyne’s Long Island] property slip away.”  These statements too are demonstrably false.  Indeed, Gyrodyne made a business decision not to invest additional resources in the Florida project because it was not profitable and had not provided any cash return to Gyrodyne since 1991, and Gyrodyne has never received a bona fide $100 million offer for its Long Island property much less let one “slip away”.
59.           Bulldog’s claim that Gyrodyne’s management and Board lack any real estate experience is also plainly false.  To the contrary, two of Gyrodyne’s outside directors, Nader Salour and Ronald Macklin have significant real estate experience and Gyrodyne’s CEO has been involved in real estate lending and investment for many years, both at Gyrodyne and during his thirty-five year career in commercial banking and in property management since 1996.
60.           The Bulldog Letter also makes the scurrilous accusation that Gyrodyne’s management has “been getting paid just for showing up” and that Gyrodyne’s CEO does no work, and spends his day “endorsing a few rent checks and reviewing interest statements from the bank.”  Bulldog has nobasis for these false claims, in blatant violation of Rule 14a-9.
61.           The Bulldog Letter further falsely claims that, in 2002, Gyrodyne sold “a valuable parcel of property for a lowball price of $5.4 million.”  In fact, the parcel was sold for a price that exceeded a market valuation conducted in January 2002 by a nationally recognized firm.

62.           The Bulldog Letter also falsely suggests that management misrepresented that a claim by DPMG, Inc. d/b/a Landmark National (“Landmark”), relating to the company’s eminent domain claim against the State of New York, was without merit because the Company later entered into a consulting agreement with Landmark.  The Bulldog Letter mischaracterizes the consulting agreement as a “settlement” of a claim by Landmark to certain condemnation proceeds arising out of the eminent domain claim.  In fact, however, the agreement between the company and Landmark included recognition of services provided by Landmark between October 2004 and October 2006, provided for ongoing services and negated Landmark’s previous claim to 10 percent of the eventual proceeds of the eminent domain claim against the State of New York.
63.           The Bulldog Letter also falsely claims that Gyrodyne’s stock trades for 25 percent of its “intrinsic value” of $200 per share because “management is not credible”.  The Bulldog letter falsely claims that Gyrodyne’s management has valued the Company’s assets at $200 per share; however, only by distorting managements valuations, failing to consider taxes, transaction costs, the time necessary to liquidate real estate assets and other significant expenses, does Bulldog manufacture this inflated “intrinsic value.”  The Bulldog letter, moreover, fails to disclose that Bulldog itself does not value Gyrodyne at $200 per share, having offered to acquire Gyrodyne in 2006 for $48 per share.
64.           Finally, the Bulldog Letter further misrepresents Bulldog’s history of violating the federal securities laws claiming that “the SEC has [n]ever taken any action against us for violating the securities laws” when, in fact, as described in paragraph 27 above, the SEC informed Bulldog in writing that the Bulldog 2006 Proxy had been distributed to shareholders in violation of the Exchange Act proxy rules.

65.           The misstatements and omissions in the Bulldog 2007 Proxy Statement and the Bulldog Letter detailed in Paragraphs 45 through 53 and paragraphs 56 through 63 prevent Gyrodyne shareholders from discovering, among other things, that Goldstein, Dakos and Brog committed securities law violations in soliciting Gyrodyne shareholders last year (and again this year); that, indeed, the Defendants Goldstein, Dakos and Bulldog have a history of flouting SEC Rules and federal and state laws put in place to protect shareholders; that Goldstein, Dakos and Bulldog are motivated solely by their own interests and greed and have on numerous occasions taken stakes in other companies or sought representation on company boards in order to enrich themselves at the expense of the targeted company and its other shareholders; that Defendants’ proposal to dismantle Gyrodyne’s Shareholder Rights Plan would open the door to a coercive inadequate takeover of Gyrodyne in which they hope to reap a short-term profit at the expense of Gyrodyne’s and its shareholders’ long-term interests; and that, upon information and belief, Defendants filed the definitive Bulldog 2007 Proxy Statement with the SEC without receiving approval from the SEC regarding the Bulldog Preliminary Proxy in violation of Rule 14a-6.
66.           The omitted information is plainly material to shareholders who have a right to know that Bulldog will enrich itself at their expense and without regard to applicable laws, rules or regulations.  If Defendants are permitted to solicit proxies, absent disclosure of these facts, Gyrodyne’s shareholders will cast their votes without knowledge of Goldstein’s, Dakos’ and Bulldog’s sordid background and self-interested motives, and the shareholder protections implemented by the SEC pursuant to the Exchange Act will be eviscerated.  Accordingly, unless the Court enjoins Defendants from soliciting proxies pursuant to their incomplete, false and misleading proxy statement, Gyrodyne and its shareholders will be irreparably harmed and Defendants will effectively deprive Gyrodyne shareholders of their right to cast an informed vote.  Monetary damages would not adequately compensate Gyrodyne or its shareholders for the harm done to Gyrodyne and its shareholders if Defendants’ false and misleading proxy solicitation is not enjoined, and thereby corrupts the election of directors.

COUNT I
Violation of Section 14(a) of the Exchange Act and Rule 14a-9 against All Defendants
67.           Gyrodyne repeats and realleges paragraphs 1 through 66 as if fully set forth herein.
68.           Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder prohibit the misrepresentation or omission of material facts in “any proxy statement, form of proxy, notice of meeting or other communication, written or oral…with respect to the solicitation of a proxy.”
69.           The Bulldog 2007 Proxy, the Bulldog Letter and statements with respect thereto constitute solicitations within the meaning of Section 14(a) of the Exchange Act and Rule 14a-9.
70.           Defendants disseminated the Bulldog 2007 Proxy Statement and the Bulldog Letter, filed pursuant to Section 14(a), throughout the United States by use of the mails and/or means of instrumentalities of interstate commerce, including, but not limited to filings with the SEC.
71.           The Bulldog 2007 Proxy Statement and the Bulldog Letter, filed pursuant to Section 14(a), is materially misleading and in violation of the federal securities law for, inter alia, failing to disclose (a) that Bulldog nominees Goldstein, Dakos and Brog violated federal securities laws in connection with last year’s solicitation of proxies from Gyrodyne shareholders; (b) the Massachusetts Securities Division found that Bulldog nominees Goldstein and Dakos committed an illegal offer of securities and ordered them to cease-and-desist and pay a $25,000 fine; and (c) Defendants’ histories as corporate raiders and green mailers.

72.           At the time that Defendants filed the Bulldog 2007 Proxy Statement and the Bulldog Letter, pursuant to Section 14(a), Defendants knew that the Bulldog 2007 Proxy Statement was false or misleading or recklessly disregarded or were negligent in failing to investigate and discover that the statements were false and misleading.
73.           The Bulldog 2007 Proxy Statement and the Bulldog Letter violates Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder.
74.           As a result of Defendants’ continuing violations of Section 14(a) and Rule 14a-9, the Company, its shareholders and the investing public have been, are being and will continue to be materially misled unless this Court grants Gyrodyne the necessary and appropriate relief.  Defendants’ continued material misstatements and omissions are negatively impacting the ability of Gyrodyne’s other shareholders to make fully informed decisions with respect to how to vote their Gyrodyne shares.
75.           Gyrodyne has no adequate remedy at law.
COUNT II
Violation of Section 14(a) of the Exchange Act and Rule 14a-3 against All
Defendants
76.           Gyrodyne repeats and realleges paragraphs 1 through 75 as if fully set forth herein.
77.           Section 14(a) of the Exchange Act and Rule 14a-3 promulgated thereunder prohibit proxy solicitations unless each person solicited is concurrently furnished with or has previously been furnished with a publicly-filed or definitive written proxy statement containing the information specified in Schedule 14A.

78.           The Bulldog 2007 Proxy and statements with respect thereto constitute solicitations within the meaning of Section 14(a) of the Exchange Act and Rule 14a-3.
79.           The Bulldog 2007 Proxy Statement, filed pursuant to Section 14(a), violates Rule 14a-3 because, as detailed in Paragraphs 45 through 53, it fails to conform to the numerous requirements outlined in Schedule 14A, which lists the information required in a proxy statement.
80.           As a result of Defendants’ continuing violations of Section 14(a) and Rule 14a-3, the Company, its shareholders and the investing public have been, are being and will continue to be materially misled unless this Court grants Gyrodyne the necessary and appropriate relief.  Defendants’ continued material misstatements and omissions are negatively impacting the ability of Gyrodyne’s other shareholders to make fully informed decisions with respect to how to vote their Gyrodyne shares.
81.           Gyrodyne has no adequate remedy at law.
RELIEF
WHEREFORE, Gyrodyne respectfully requests that this Court enter judgment in Gyrodyne’s favor and against Defendants, and grant Gyrodyne the following relief:
(a)           An injunction temporarily, preliminarily and permanently enjoining Defendants from further violations of the Exchange Act;
(b)           An injunction temporarily, preliminarily and permanently enjoining Defendants from soliciting proxies pursuant to the Bulldog 2007 Proxy and the Bulldog Letter and enjoining them from voting any proxies obtained through their false and misleading proxy solicitation at Gyrodyne’s upcoming annual meeting;
(c)           An order requiring Defendants to make corrective disclosures rectifying their material violations of the Exchange Act;

(d)           An order enjoining Defendants from representing to shareholders that the Stockholder Proposal is valid or soliciting proxies and shareholder support on the basis of the Stockholder Proposal;
(e)           Attorneys’ fees and costs; and
(f)           Such other and further relief as the Court deems just.

Dated:	November 21, 2007	Respectfully Submitted,

By: __________________________________________
Attorneys for Plaintiff Gyrodyne Company of America, Inc.

Martin L. Seidel (MS-9459)
martin.seidel@cwt.com
CADWALADER, WICKERSHAM & TAFT LLP
One World Financial Center
New York, New York 10281
Tel: (212) 504-6000
Fax: (212) 504-6666

EXHIBIT 1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant []
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                        GYRODYNE COMPANY OF AMERICA, INC.
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                (Name of Registrant as Specified In Its Charter)

FULL VALUE PARTNERS L.P.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------------
    2)   Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------------------
    3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------------
    4)   Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------------
    5)   Total fee paid:

-----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

-----------------------------------------------------------------------------
    2)   Form, Schedule or Registration Statement No.:

-----------------------------------------------------------------------------
    3)   Filing Party:

-----------------------------------------------------------------------------
    4)   Date Filed:

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Full Value Partners L.P.
Park 80 West - Plaza Two, Suite C04
Saddle Brook, NJ 07663
Phone: 201-556-0092
Fax: 201-556-0097
adakos@bulldoginvestors.com

November 14, 2006

Dear Fellow Gyrodyne Shareholder:

Full Value Partners is a member of a group that owns more than
17% of the shares of Gyrodyne and is its largest shareholder.
We are writing to you because the board has failed to keep its promises to shareholders.  Instead of moving to maximize
shareholder value as it promised, management is apparently
primarily concerned with retaining its jobs and perks.

There is no need to go into a lot of detail about management's failings.  Just consider the following facts.

At last year's annual meeting held on December 9, 2005, CEO
Stephen Maroney described management's goals this way:

Simply put, our corporate objective is to position the
Company so that it is best able to achieve what Wall Street
calls one or more shareholder liquidity events in a

reasonable period of time that allows shareholders to
realize maximum value for their investment in the Company.
A liquidity event may be defined as a sale of the Company,
a merger or other business combination, sale of assets
followed by a distribution of proceeds or other value-
realizing transaction. Our objective is to put the maximum
amount of cash or marketable securities in the hands of our
shareholders in a tax efficient manner. . . .

After not hearing about any progress toward this goal and with
Gyrodyne's stock price languishing below $45 per share, on April
17, 2006 we offered to pay $48.00 per share for all shares of
Gyrodyne and indicated a willingness to increase our offer price after conducting due diligence.  Without any negotiations, the board rejected our offer outright and on May 2, 2006 Gyrodyne issued an announcement in which Mr. Maroney stated:

Our Board of Directors considered the offer carefully in
consultation with our financial and legal advisors and
concluded that Gyrodyne's prospects are substantially
better than are reflected in the . . . offer.  We believe
that the pursuit of just compensation in the Court of
Claims, together with the progress being made with the
other components of our corporate strategy will enable
Gyrodyne to achieve one or more shareholder liquidity
events in a reasonable period of time and gives Gyrodyne a
better chance to maximize value for our shareholders.

On October 19, 2006, Mr. Maroney changed his tune as he proudly announced that Gyrodyne had agreed to acquire ten buildings in the Port Jefferson Professional Park in Port Jefferson Station,
New York, stating:

This acquisition . . . fits perfectly within the investment
strategy of Gyrodyne and our management team is well suited
to manage this property.  We're enthusiastic about our
first acquisition of property since announcing our strategy
last year to convert to a REIT, which is scheduled to be
effective as of May 1, 2006, the beginning of our current
fiscal year.

Clearly, using Gyrodyne's cash to acquire property is completely contrary to a "corporate strategy [to] enable Gyrodyne to
achieve one or more shareholder liquidity events in a reasonable period of time."

In short, Mr. Maroney and the rest of the board have betrayed the shareholders.  That is why we believe it is time for a
change at the top.  To that end, we are proposing three nominees for the board of directors.  You can be sure that our nominees will not tolerate any more stalling.  They will have only one goal - to maximize shareholder value!  We are also proposing that Gyrodyne eliminate its poison pill because it is a
deterrent to achieving that goal.

If you care about your investment in Gyrodyne and you share our goal of maximizing shareholder value, please vote your proxy online at WWW.PROXYVOTE.COM or by telephone at 1-800-454-8683.
Alternatively, you can mail the GREEN proxy card in the enclosed envelope but please do it today so we can get started on doing what it takes to achieve a much higher stock price for
shareholders.

Very truly yours,

Andrew Dakos
Managing Member
Full Value Advisors LLC
General Partner

Top Gyrodyne investor blasts management

By Jeremy Harrell

Friday, November 10, 2006

Gyrodyne's biggest shareholder is mad as hell, and it's not
going to take it anymore.
Six months after Gyrodyne Co. of America Inc. rebuffed a
takeover bid by Opportunity Partners LLP, the hedge fund's
principals have demanded three seats on Gyrodyne's board of
directors and called for a dissolution of the company's poison pill. Gyrodyne's annual shareholder meeting takes place next month.
"We've been dissed long enough," said Phillip Goldstein, a
general partner of Opportunity Partners, an entity linked to New
Jersey-based Full Value Partners, which owns more than 17
percent of Gyrodyne stock. "Frankly, I don't know what
management does all day."
St. James-based Gyrodyne once made drone helicopters but now functions primarily as a real estate company. A large chunk of its most significant holding was recently seized through eminent domain by Stony Brook University, and Gyrodyne is seeking
greater compensation from the state government for the land.
In the last year, Gyrodyne's management has put the company on the path toward becoming a real estate investment trust. In
October, Gyrodyne announced a plan to buy several medical office buildings in Port Jefferson and added a new director with
greater experience in real estate.
Goldstein said he and his partners don't necessarily oppose
Gyrodyne's corporate repositioning, but he said the company's current management is ill-equipped to run a real estate firm.
Opportunity Partners made its demands known through a Securities and Exchange Commission filing on Tuesday.
"It's not just where it's heading, but who's heading it,"
Goldstein said of Gyrodyne. "They need an experienced real
estate operator. All they're doing is endorsing rent checks and depositing them in the bank."
Gyrodyne, in a statement, said the Port Jefferson acquisition is
"consistent with Gyrodyne's REIT conversion strategy."
In May, Gyrodyne turned down a $48-per-share tender offer from
Opportunity Partners, saying the bid undervalued the company.
Since then, however, Gyrodyne's lightly traded stock has hovered below $48, changing hands on Wednesday morning at $45.99.

In rejecting the buyout, Gyrodyne's chief executive also
promised unspecified "shareholder liquidity events" in the near future.
Goldstein said those liquidity events have never materialized, and instead of divesting all or parts of the company, Gyrodyne has expanded the board and bought more property.
"They don't look like they're trying to provide liquidity,"
Goldstein said. "I think they're trying to milk this thing."
In its statement, Gyrodyne said its recent acquisition would
"further enhance" a liquidity strategy and unlock greater
shareholder value, and declined to say more until it files a normal response.
Goldstein also chided Gyrodyne's management for issuing stock options, insisting that options are designed to reward
executives at the helm of dynamic companies. Gyrodyne,
meanwhile, rarely exceeds a daily trading volume of 1,000 shares and, except for a brief spike when Opportunity Partners made its buyout offer, Gyrodyne's stock price has budged barely 1 percent since November 2005, according to Goldstein.
"We've asked them for a board seat for some time, but they
jerked us around," he said. "I'm tired of this."

2006 Long Island Business News

PROXY STATEMENT OF FULL VALUE PARTNERS L.P.,
A STOCKHOLDER OF GYRODYNE COMPANY OF AMERICA, INC. ("Gyrodyne")
IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF DIRECTORS AT
THE ANNUAL MEETING OF SHAREHOLDERS (To be held on December 7,
2006)

Full Value Partners L.P., a stockholder of Gyrodyne, is sending this proxy statement and the enclosed GREEN proxy card to
shareholders of record as of October 30, 2006 (the "Record
Date") of Gyrodyne.  We are soliciting a proxy to vote your
shares at the Annual Meeting of Shareholders (the "Meeting").
Please refer to Gyrodyne's proxy soliciting material for
additional information concerning the Meeting and the matters to be considered by shareholders including the election of
directors.  This proxy statement and the enclosed GREEN proxy card are first being sent to shareholders on or about November
16, 2006.

INTRODUCTION
There are two matters that the board has scheduled to be voted upon at the Meeting: (1) to elect three Directors; and (2) to ratify Holtz Rubenstein Reminick LLP as auditors for the Fiscal
Year ending April 30, 2007.  In addition, we intend to submit a non-binding proposal to dismantle Gyrodyne's poison pill.
We are soliciting a proxy to vote your shares FOR the election of our nominees as directors and FOR each of the above
proposals.

How Proxies Will Be Voted
If you wish to vote FOR the election of our nominees and/or to vote on any of the above proposals, you may do so by completing and returning a GREEN proxy card to us or to our agent.  Unless you direct otherwise, your shares will be voted FOR the election of our nominees, FOR the ratification of Holtz Rubenstein
Reminick LLP as auditors and FOR our proposal to dismantle
Gyrodyne's poison pill.  In addition, you will be granting the proxy holder(s) discretionary authority to vote on any other matters that may come before the Meeting including matters
relating to the conduct of the Meeting.

Voting Requirements
The presence in person or by proxy of more than 50% of
Gyrodyne's outstanding shares shall constitute a quorum.
Directors shall be elected by a plurality of the votes cast.
The other proposals will be decided by a majority of the votes cast. Abstentions will have no effect on the outcome of either proposal.

Revocation of Proxies
You may revoke any proxy prior to its exercise by: (i)
delivering a written revocation to us; (ii) executing and
delivering a later dated proxy; or (iii) voting in person at the
Meeting.  Attendance at the Meeting will not in and of itself revoke a proxy.  There is no limit on the number of times you may revoke your proxy before it is exercised.  Only your latest dated proxy will be counted.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, we intend to nominate the following persons for election as directors.  Each nominee has consented to being
named in this proxy statement and to serve as a director if
elected.  Unless noted, none of our nominees personally owns shares or has any arrangement or understanding with any person with respect to any future employment by Gyrodyne.  Please refer to Gyrodyne's proxy soliciting material for additional
information concerning the election of directors.

Phillip Goldstein (born 1945); 60 Heritage Drive, Pleasantville,
NY 10570 - Mr. Goldstein is an investment advisor and a
principal of the general partner of three investment
partnerships in the Bulldog Investors group of funds:
Opportunity Partners L.P., Opportunity Income Plus Fund L.P.,
and Full Value Partners L.P. He has been a director of the
Mexico Income and Equity Fund since 2000, Brantley Capital
Corporation since 2001, the Emerging Markets Telecommunications
Fund since 2005 and the First Israel Fund since 2005.

Timothy Brog (born 1964); Timothy Brog has been the President of
Pembridge Capital Management LLC and the Portfolio Manager of
Pembridge Value Opportunity Fund since 2004. Mr. Brog has been a
Managing Director of The Edward Andrews Group Inc., a boutique investment bank since 1996. From 1989 to 1995, Mr. Brog was a corporate finance and mergers and acquisition associate of the law firm Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Brog is a director of The Topps Company, Inc. Mr. Brog received a Juris
Doctorate from Fordham University School of Law in 1989 and a BA from Tufts University in 1986.

Andrew Dakos (born 1966); Park 80 West, Plaza Two, Suite C04,
Saddle Brook, NJ 07663 - Mr. Dakos is a self-employed investment advisor and a principal of the general partner of three
investment partnerships in the Bulldog Investors group of funds:
Opportunity Partners L.P., Opportunity Income Plus Fund L.P.,
and Full Value Partners L.P. and President of Elmhurst Capital,
Inc. an investment advisory firm. He has been a director of the
Mexico Income and Equity Fund since 2001.

Mr. Goldstein and his wife jointly beneficially own 3,200 shares and Mr. Dakos beneficially owns 100 shares of Gyrodyne. Mr.
Goldstein and Mr. Dakos are managing members of Full Value
Advisors LLC, the General Partner of Full Value Partners.
Inclusive of the foregoing, Mr. Goldstein and Mr. Dakos are
principals of the General Partner of various limited
partnerships that beneficially own a total of 141,819 shares of
Gyrodyne. In aggregate, Mr. Goldstein and Mr. Dakos are deemed to beneficially own 217,681 shares of GYRO or 17.58% of the
outstanding shares.  Mr. Brog does not own any shares of
Gyrodyne. Each of our nominees has consented to be named in the proxy statement as a nominee and to serve as a director if
elected. There are no arrangements or understandings between
Full Value Partners and any of the above nominees or any other person(s) in connection with the nominations.

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS
Unless instructions to the contrary are given, your proxy will be voted to ratify the selection of Holtz Rubenstein Reminick
LLP as auditors for the Fiscal Year ending April 30, 2007.

PROPOSAL 3: A PROPOSAL TO DISMANTLE THE COMPANY'S PILL
Gyrodyne's board of directors has adopted a poison pill whose purpose is to prevent shareholders from accepting a premium
offer for their shares unless the board approves it.  We do not believe the board should have a veto over the shareholders if they determine that they wish to accept such an offer.
Therefore, we intend to introduce a non-binding proposal that
Gyrodyne dismantle its poison pill.  There is no certainty that
the board will implement this proposal if it is approved.   In
the absence of contrary instructions, the proxies will vote your shares FOR this proposal.

THE SOLICITATION

Persons affiliated with or employed by us or our affiliates may assist us in the solicitation of proxies.  Banks, brokerage
houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners of common shares for whom they hold shares of record.  We will reimburse these
organizations for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this
proxy solicitation.  Because we believe that all shareholders will benefit from this solicitation, we intend to seek
reimbursement of our expenses from Gyrodyne.  Shareholders will not be asked to vote on the reimbursement of our solicitation expenses which we estimate to be approximately $10,000.  There is no arrangement or understanding involving us or any of our affiliates relating to future employment by or any future
transaction with Gyrodyne.

Other than as set forth in this Proxy Statement, there are no contracts, arrangements, or understandings entered into by any of the participants in the solicitation or, to the participants'
knowledge, any of their associates within the past year with any person with respect to any of Gyrodyne's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division or losses or profits, of the giving or withholding of proxies.

Except as set forth in the Proxy Statement, none of the
participants in the solicitation or, to the participants'
knowledge, any of their associates has entered into any
agreement or understanding with any person with respect to: (i)
any future employment by Gyrodyne or its affiliates; or (ii) any future transactions to which Gyrodyne or any of its affiliates will or may be a party.

Full Value Partners L.P. is the soliciting stockholder and owns
96,559 shares of Gyrodyne, of which 87,707 have been purchased within the past two years.  As indicated above, two of our
nominees are affiliated with Full Value Partners L.P.

November 14, 2006

PROXY CARD

Proxy Solicited in Opposition to the Board of Directors of
Gyrodyne Company of America, Inc. ("Gyrodyne") by Full Value
Partners L.P. for the 2006 Annual Meeting of Shareholders

The undersigned hereby appoints Phillip Goldstein, Rajeev Das, and Andrew Dakos, and each of them, as the undersigned's
proxies, with full power of substitution, to attend  the Annual
Meeting of Shareholders of Gyrodyne and any adjourned or
postponed Meeting, and to vote on all matters that come before either meeting the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS:  Mark votes by placing an "x" in the appropriate
[  ].)

1. ELECTION OF THREE DIRECTORS

[ ] FOR TIMOTHY BROG [ ] WITHHOLD AUTHORITY

[ ] FOR PHILLIP GOLDSTEIN [ ] WITHHOLD AUTHORITY

[ ] FOR ANDREW DAKOS [ ] WITHHOLD AUTHORITY
2:  RATIFICATION OF THE SELECTION OF HOLTZ RUBENSTEIN REMINICK
LLP AS AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2007.
FOR [   ]AGAINST [   ]ABSTAIN [   ]

3. A PROPOSAL TO DISMANTLE THE COMPANY'S POISON PILL

FOR [   ]AGAINST [   ]ABSTAIN [   ]

Please sign and date below.  Your shares will be voted as
directed.  If no direction is made, this proxy will be voted FOR the election of the nominees named above and FOR Proposals 2 and
3.  The undersigned hereby acknowledges receipt of the proxy statement dated November 14, 2006 of Full Value Partners L.P.
and revokes any proxy previously executed.

Signature(s)_______________  Dated: ______________

EXHIBIT 2

November 29, 2006

Via Facsimile 201-556-0097 and U.S. Mail

Full Value Partners L.P.
Attention: Andrew Dakos
Park 80 West - Plaza Two, Suite C04
Saddle Brook, NI 07663

Re:	Gyrodyne Company of America, Inc.
Definitive Proxy Statement flied on Schedule 14A
Filed November 14, 2006 by Full Value Partners, L.P.
File No. 000-01684

Definitive Additional Materials filed November 17, 2006
Filed by Full Value Partners, L.P.
File No. 000-01684

Beneficial Ownership Report filed on Schedule 13D/A
Filed November 7, 2006 by Bulldog Investors et al.
File No. 5-33650

Dear Mr. Dakos:

We have reviewed the above-referenced filings and have the following comments. Where indicated, we think you should revise your documents in response to these comments. If you disagree, we will consider your explanation as to why our comments may be inapplicable or a revision is unnecessary. Please be as detailed as necessary in your explanation.

Please understand that the purpose of our review process is to assist you in your compliance with the applicable disclosure requirements and to enhance the overall disclosure in your filings. We look forward to working with you in these respects. We welcome any questions you may have about our comments or any other aspect of our review. Feel free to call us at the telephone number listed at the end of this letter.

Definitive Proxy Statement filed on Schedule 14A

General
1.
Given that the proxy statement is being disseminated with the expectation of soliciting proxies to support a slate of directors in opposition to the slate proposed by management, the proxy statement did not qualify under Rule 14a-6 for the exclusion from filing in preliminary form. Because a preliminary proxy statement was not first filed, the

Schedule 14A filing by Full Value
November 29, 2006

participants in this solicitation violated Rule 14a-6 of Regulation 14A. Please revise the proxy statement to affirmatively indicate the participants have committed a federal securities law violation.

2.
Gyrodyne sent a letter dated November 15 to Full Value notifying it of its failure to comply with the Company's advance notice requirements. Revise to disclose, if true, that Full Value received such notification from Gyrodyne and that Gyrodyne intends to rule any of Full Value's proposals out of order at the annual meeting. In addition, please disclose to security holders that any proxies delivered to the proxy holders identified on the proxy card, Phillip Goldstein, Rajeev Das and Andrew Dakos, are accordingly at risk of not being counted.

3.
Please be advised that all of the disclosure required by Item 4(b) and Item 5(b) of Schedule 14A is required in contested solicitations of directors. Please revise the proxy statement to clearly identify all participants and include the corresponding disclosure required for all participants in the solicitation. All director nominees, for example, fall squarely within the scope of the definition of "participant" set forth in Instruction 3(a) to Item 4 of Schedule 14A. The dates of securities transactions, for example, have not been disclosed.

4.
Revise the cover page of Schedule 14A to identify every participant in the solicitation as a person tiling the proxy statement. At present, only Full Value Partners L.P. has been identified as the only person filing the proxy statement.

5.
The proxy statement does not appear to have been prepared in accordance with the item requirements in Schedule 14A. For example, the proxy statement should be amended to include the disclosures required by Items 1, 2, 3, 4(b), 5(b), 6, 19, 20, and 21. The proxy statement accordingly has been disseminated with material omission. Please revise the proxy statement and distribute a supplement to security holders that contains the missing information.

Beneficial Ownership Report on Schedule 131)/A

6.
Please file an amended Schedule 13D to clearly indicate, if true, that the clients referenced in this filing are indeed members of the group. Alternatively, explain how the clients can retain dispositive power of the securities yet not be considered members of the group..

7.
Please describe the nature of the agreement between the members of the group as required by Item 6 of Schedule 13D. Expressly state whether or not the agreement is oral or written. In addition, advise us of all of the names of the persons and entities that could be considered members of the group.

Schedule 14A filing by Full Value
November 29. 2006

8.	Please obtain the signatures on the amended Schedule 13D of all of the members of the group. At present, a signature for Bulldog Investors is missing.

9.
Please revise to include the individual beneficial ownership totals of each member of the group. In addition, please ensure that your responses to all disclosure items follow the item requirements provided on the Schedule 13D publicly available on our website, www.sec.gov.

Closing Comments

As appropriate, please respond to these comments by promptly amending the filings and electronically submitting a response letter via EDGAR and "tagged" as correspondence as required by Rule 3-10 of Regulation S-T. If you do not agree with a comment, please tell us why in your response.

Inconnection with your response to our comments, please provide, in writing, a statement from each participant acknowledging that:

·	The participant is responsible for the adequacy and accuracy of the disclosure in the filings;

·	staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

·	The participant may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

In addition, please be advised that the Division of Enforcement has access to all information you provide to the staff of the Division of Corporation Finance in our review of your filings or in response to our comments on your filings.

We urge all persons who are responsible for the accuracy and adequacy of the disclosure in the filings reviewed by the staff to be certain that they have provided all information investors require for an informed decision. Please direct any questions that relate to the above-captioned filings or this comment letter to me in the Office of Mergers and Acquisitions, Division of Corporate Finance, at (202) 551-3266.

Sincerely,

Nicholas P. Panos
Special Counsel

EXHIBIT 3

Full Value Partners L.P.
Park 80 West-Plaza 2
Suite C04
Saddle Brook, NJ 07663
(201) 556-0092
Fax: (201) 556-007

December 4, 2006

Nicholas P. Panos
Special Counsel
Office of Mergers and Acquisitions
Securities and Exchange Commission
450 Fifth Street
Washington, D.C. 20549

Dear Mr. Panos:

We received your letter dated November 29, 2006 about our proxy solicitation in connection with the annual meeting of Gyrodyne Company of America, Inc. ("GYRO").

First, to the extent the proxy rules serve to bar or chill truthful speech or require a proxy contestant to provide information that would not materially change the total mix of information necessary for a reasonable investor to cast an informed vote, they are unconstitutional. In a comment letter to the Commission dated June 13, 2006, my partner, Phillip Goldstein elaborated on the unconstitutionality of the proxy rules, in particular, the pre-filing of proxy material:

The Proxy Rules and the First Amendment

Some of the proxy rules and procedures are almost certainly unconstitutional when applied to proxy contests because they purport to proscribe speech or have the effect of chilling it. For example, there is little doubt that a court would find that the requirement to pre-file contested proxy materials along with the staffs review/comment/response procedure constitute a scheme of "prior restraint," i.e., the censorship or chilling of protected speech prior to a full, adversarial, and final adjudication of the legality of the speech. As the Supreme Court has repeatedly made clear, "[a]ny system of prior restraints of expression comes to this Court bearing a heavy presumption against its constitutional validity."(1) Generally, a government agency may not engage in prior restraint of speech absent "a clear and present danger," (2) a standard that would be virtually impossible to meet in the context of a contested proxy solicitation. Much of what staff reviewers do conflicts with what the Supreme Court said in New York Times v. Sullivan, 376 U.S. 254 (1964): "Authoritative interpretations of the First Amendment guarantees have consistently refused to recognize an exception for any test of truth - whether administered by judges, juries, or administrative officials - and especially one that puts the burden of proving truth on the speaker."

The obvious -- and only -- solution is to abandon the review/comment/response procedure for contested solicitations.

In addition to being at odds with First Amendment jurisprudence, staff review of contested solicitation materials is a poor use of the Commission's (and proxy contestants')(3)

Too many staff comments deal with minutiae or demand the basis for the soliciting person's opinions rather than, as [Release No. 34-31326 (the "Release")] advocated, allowing the opposing party to counter opinions it deems objectionable. Comments asserting real fraud are rare.  It seems as if staffers are expected to produce many comments and they do that by demanding a factual basis for almost every opinion. This may be partly a result of the silly examples of "misleading" statements in the note to rule 14a-9. In the Release, the Commission explained why rule 14a-9 is needed, i.e. "to deal with the problem that would arise if a shareholder was advised that his or her shares were going to be voted on the election of directors and auditors, and instead the proxy was used to vote, for example, in favor of a merger with another company owned by insiders on unfavorable terms." Compare that sort of outright fraud with the trivial examples of misleading statements in the note to rule 14a-9:

a.  Predictions as to specific future market values. (4)

b.  Material which directly or indirectly impugns character, integrity or personal reputation, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation.

c.  Failure to so identify a proxy statement, form of

proxy and other soliciting material as to clearly distinguish it from the soliciting material of any other person or persons soliciting for the same meeting or subject matter.

d.   Claims made prior to a meeting regarding the results of a solicitation.(5)

Certainly, none of these things rise to the level of advising "a shareholder . . . that his or her shares [are] going to be voted on the election of directors and auditors, and instead [using] the proxy . . . to vote ... in favor of a merger with another company owned by insiders on unfavorable terms."

Staffers should be reassigned from unproductive (and illegal) censorship duty to more useful tasks. Another proxy rule that is almost certainly unconstitutional is rule 14a-4(d) because it proscribes a soliciting person from disclosing the names of the persons for whom the proxy holder will vote. Moreover, such forced nondisclosure of material information may be inherently misleading and sets up a "Catch 22" between compliance with rule 14a-4(d) and compliance with rule 14a-9. There is little doubt that rule 14a-4(d) would be invalidated by a court to the extent it proscribes someone from providing truthful information to shareholders. On a number of occasions, the Supreme Court has invalidated laws that purport to bar truthful speech. Recently, in Thomson v. Western States Medical Center (2002), the Court invalidated an FDA regulation that barred pharmacists from providing truthful information about a certain class of drugs, stating:

"We have previously rejected the notion that the Government has an interest in preventing the dissemination of truthful commercial information in order to prevent members of the public from making bad decisions with the information."

There are other provisions of the proxy rules that violate the First Amendment when applied to a contested solicitation. In general, any rule for contested proxy solicitations that would be unconstitutional if applied to an election for political office is unconstitutional and should be abandoned. As the Release stated: "A regulatory scheme that inserted the Commission staff and corporate management into every exchange and conversation among shareholders, their advisors and other parties in matters subject to a vote certainly would raise serious questions under the free speech clause of the First Amendment particularly where no proxy authority is being solicited by such persons. (Emphasis added.) There is no apparent legal basis to assign a lower degree of First Amendment protection to the speech of persons that do solicit proxy authority. (6) Therefore, the Commission should direct the staff to thoroughly review the proxy rules and related Commission practices and promptly rescind any ones that conflict with the First Amendment.

Also, any rule regulating proxy contests must be applied equitably to all contestants. Since GYRO's management did not file preliminary proxy materials, we should not be required to do so. A belated self-serving determination that it will declare our nominations and proposal "out of order" does not excuse a failure to pre-file or to disclose material information.

As you know, we sent a letter to GYRO on October 30, 2006 advising it that we would be soliciting competing proxies and specifically asking it to "advise us immediately if this notice is deficient in any way so that we can promptly cure any deficiency." GYRO did not respond. On November 13, 2006, management filed a definitive proxy statement which stated: "Management does not know of any other matters that may be presented." Because management never filed a preliminary proxy statement, we e-mailed you immediately as follows:

On 10/30, we notified management of Gyrodyne (and made a filing on 11/7) that we would be nominating directors at the meeting scheduled for Dec. 7. Management ignored us and filed definitive proxy materials today which falsely states: "Management does not know of any other matters that may be presented." Management never filed preliminary materials. With the meeting so close, it would significantly disadvantage us to have to file preliminary proxy material and wait ten days. The proxy rules must be applied equally to all. Therefore, unless the staff takes action to postpone the meeting and to allow a level playing field, we intend to also file definitive proxy materials only ASAP. Otherwise, we risk losing as a result of NYSE rule 452 broker voting rule and management's cheating.

Do you have another suggestion? Please advise.

You did not respond to our email so we filed our definitive proxy material on November 14, 2006 so as not to be disadvantaged by management's gun jumping improper end run around the requirement to make a preliminary filing. After receiving a letter from GYRO dated November 15, 2006 in which it threatened to declare our nominations "out of order" we responded via letter dated November 17, 2006 stating that such an action would be illegal and that we would litigate if necessary. Management has never disclosed either of our letters or the true nature of the advance notice dispute.

Mr. Goldstein has advised you of several cases in which a court invalidated enforcement of an advance notice bylaw where a material event occurred after the deadline. Dennis J. Block of Cadwalader Wickersham & Taft LLP is GYRO's outside counsel and has co-written a treatise entitled The Business Judgment Rule that discusses a number of such cases so he knows that we would likely prevail if we file a lawsuit.(7) Yet management made no preliminary proxy filing and still has not provided a candid analysis of the legality of its position. Unless and until management discloses the true nature of the dispute about its threat to refuse to count all proxies submitted and that it may be breaching its fiduciary duty if it refuses to do so, it would be inequitable for the

Commission to require us to tell shareholders that their proxies may not be counted. Moreover, it would be materially misleading for us to unilaterally "affirmatively indicate the participants have committed a federal securities law violation" without a fair presentation of the mitigating facts and circumstances set forth above. It would also be inequitable if GYRO management is not required to make a similar admission especially since management unquestionably violated the federal securities laws by sending definitive proxy materials to GYRO's shareholders without filing them.

None of the other information you asked us to provide is material under the standard set forth in TSC Industries, Inc. v. Northway. That materially standard is summarized in the Commission's June 2004 amicus brief to the United States Court of Appeals for the Second Circuit in Merritt v. Merrill Lynch:

A fact is "material" "if there is a substantial likelihood that a reasonable shareholder would consider it important" in making an investment decision. Basic Inc. v. Levinson, 485 U.S. 224, 231, 234 (1988), quoting TSC Industries, Inc. v. Northway, 426 U.S. 438, 449 (1976). For an omission to be material, "there must be a substantial likelihood that the disclosure of the omitted fact would have been viewed by the reasonable investor as having significantly altered the "total mix" of information made available." Id. at 231-32. In other words, the "role of the materiality requirement" is "to filter out essentially useless information that a reasonable investor would not consider significant, even as part of a larger "mix" of factors to consider in making an investment decision." Id. at 234. A materiality challenge may be resolved on the pleadings if the plaintiff failed sufficiently to allege that the omissions were materially misleading, and summary judgment may be granted if reasonable minds cannot differ on the question of whether they were so; otherwise, the issue is for the trier of fact. See TSC Industries, 426 U.S. at 438.

Since we have not omitted any material fact, i.e., one that would significantly alter the total mix of information made available to any reasonable investor, we do not intend to make any additional filings. We also note that much of the information you asked us to provide in your paragraph 5 is not required under rule 14a-5(c). Also, as a practical matter there is no benefit to be gained through additional responses to staff comments because unless the meeting is postponed as we requested, shareholders will riot have a fair opportunity to digest all this information.

Finally, it is inappropriate to ask for and we will not provide any statement that would compromise our ability to present a zealous defense in connection with any proceeding.

Very truly yours,

Andrew Dakos
Managing Member
Full Value Advisors L.L.C.
General Partner

(1) Bantam Books, Inc. v. Sullivan, 372 U.S. 58, 70 (1963)

(2) Schenck v. United States, 249 U.S. 47 (1919)

(3) Since most proxy contestants engage a lawyer to deal with the SEC staff, the filing/review/comment/response process can impose significant legal costs on a challenger in a proxy contest. Management's lawyers are paid with the company's funds so the process tilts the playing field in management's favor.

(4) This example may have been superseded by Congress when it adopted the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA established several safe harbors for certain "forward-looking statements." The Eleventh Circuit in Harris v. Ivax Corporation, 182 F.3d 799 (11th Cir. 1999), held that one such safe harbor applies to any statement about a company "whose truth or falsity is discernible only after it is made." As the court explained, Congress' intent was "to loosen the 'muzzling effect' of potential liability for forward-looking statements, which often kept investors in the dark about what management foresaw for the company." Similarly, nothing in rule 14a-9 should encourage a

"muzzling effect" on forward-looking statements made by proxy contestants.

(5) Id.

(7) We believe the Commission's staff generally has a poor understanding of the standard a court will apply in a case in which a board takes an action that has a direct adverse impact on the shareholder franchise. When such an action is challenged, a court does not defer to the board's business judgment. Instead, it seeks to determine if the primary purpose of the action is to thwart shareholder action. If it finds that to be the primary purpose, a court will declare the action to be a breach of fiduciary duty and invalidate it unless the board can demonstrate a compelling purpose for its action. Since the "compelling purpose" standard is almost insurmountable, a finding that the primary purpose of a board action is to thwart a shareholder vote is effectively outcome determinative.

Hopefully, this summary will enlighten the staff so that in the future it will be more skeptical about the sort of board actions that are of dubious legality.

EXHIBIT 4

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant []
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                        GYRODYNE COMPANY OF AMERICA, INC.
----------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

FULL VALUE PARTNERS L.P.
----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction
applies:

----------------------------------------------------------------

2)   Aggregate number of securities to which transaction
applies:

----------------------------------------------------------------
3)   Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the
amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

----------------------------------------------------------------

    5)   Total fee paid:

---------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

----------------------------------------------------------------

2)   Form, Schedule or Registration Statement No.:

----------------------------------------------------------------
3)   Filing Party:

----------------------------------------------------------------
4)   Date Filed:

----------------------------------------------------------------

PROXY STATEMENT OF FULL VALUE PARTNERS L.P.,
A STOCKHOLDER OF GYRODYNE COMPANY OF AMERICA, INC. ("Gyrodyne")
IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF DIRECTORS AT
THE 2007 ANNUAL MEETING OF SHAREHOLDERS (To be held on December
--, 2007)

Full Value Partners L.P., a stockholder of Gyrodyne, is sending this proxy statement and the enclosed GREEN proxy card to
shareholders of record as of October --, 2007 (the "Record
Date") of Gyrodyne.  We are soliciting a proxy to vote your
shares at the Annual Meeting of Shareholders (the "Meeting").
Please refer to Gyrodyne's proxy soliciting material for
additional information concerning the Meeting and the matters to be considered by shareholders including the election of
directors.  This proxy statement and the enclosed GREEN proxy card are first being sent to shareholders on or about November -
-, 2007.

INTRODUCTION
There are two matters that the board has scheduled to be voted upon at the Meeting: (1) to elect three Directors; and (2) to ratify Holtz Rubenstein Reminick LLP as auditors for the Fiscal
Year ending December 31, 2007.  In addition, we intend to submit a non-binding proposal to dismantle Gyrodyne's poison pill.
We are soliciting a proxy to vote your shares FOR the election of our nominees as directors and FOR each of the above
proposals.

How Proxies Will Be Voted
If you wish to vote FOR the election of our nominees and/or to vote on any of the above proposals, you may do so by completing and returning a GREEN proxy card to us or to our agent.  Unless you direct otherwise, your shares will be voted FOR the election of our nominees, FOR the ratification of Holtz Rubenstein
Reminick LLP as auditors and FOR our proposal to dismantle
Gyrodyne's poison pill.  In addition, you will be granting the proxy holder(s) discretionary authority to vote on any other matters that may come before the Meeting including matters
relating to the conduct of the Meeting.

Voting Requirements
The presence in person or by proxy of more than 50% of
Gyrodyne's outstanding shares shall constitute a quorum.
Directors shall be elected by a plurality of the votes cast.
The other proposals will be decided by a majority of the votes cast. Abstentions will have no effect on the outcome of either proposal.

Revocation of Proxies
You may revoke any proxy prior to its exercise by: (i)
delivering a written revocation to us; (ii) executing and
delivering a later dated proxy; or (iii) voting in person at the
Meeting.  Attendance at the Meeting will not in and of itself revoke a proxy.  There is no limit on the number of times you may revoke your proxy before it is exercised.  Only your latest dated proxy will be counted.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, we intend to nominate the following persons for election as directors.  Each nominee has consented to being
named in this proxy statement and to serve as a director if
elected.  Unless noted, none of our nominees personally owns shares or has any arrangement or understanding with any person with respect to any future employment by Gyrodyne.  Please refer to Gyrodyne's proxy soliciting material for additional
information concerning the election of directors.

Phillip Goldstein (born 1945); 60 Heritage Drive,
Pleasantville, NY 10570 - Mr. Goldstein is an investment
advisor and a principal of the general partner of three
investment partnerships in the Bulldog Investors group of
funds: Opportunity Partners L.P., Opportunity Income Plus
Fund L.P., and Full Value Partners L.P.  He has been a

director of the Mexico Equity and Income Fund since 2000
and Brantley Capital Corporation since 2001.

Timothy Brog (born 1964); Mr. Brog has been the Managing
Director of Locksmith Capital Management LLC since
September 2007.  Prior to that, Mr. Brog had been the
President of Pembridge Capital Management LLC and the
Portfolio Manager of Pembridge Value Opportunity Fund since
2004. Mr. Brog had been a Managing Director of The Edward
Andrews Group Inc., a boutique investment bank from 1996 to
2004. From 1989 to 1995, Mr. Brog was a corporate finance
and mergers and acquisition associate of the law firm
Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Brog is a
director of The Topps Company, Inc. and Peerless Systems
Corporation.  Mr. Brog received a Juris Doctorate from
Fordham University School of Law in 1989 and a BA from
Tufts University in 1986.

Andrew Dakos (born 1966); Park 80 West, Plaza Two, Suite
750, Saddle Brook, NJ 07663 - Mr. Dakos is a self-employed
investment advisor and a principal of the general partner
of five investment partnerships in the Bulldog Investors
group of funds: Opportunity Partners L.P., Opportunity
Income Plus Fund L.P., Full Value Partners L.P., Full Value
Special Situations Fund L.P., and Full Value Offshore L.P.
He has been a director of the Mexico Equity and Income Fund
since 2001 and Brantley Capital Corporation since 2007.
Mr. Goldstein and his wife jointly beneficially own 3,200 shares and Mr. Dakos beneficially owns 100 shares of Gyrodyne. Mr.
Goldstein and Mr. Dakos are managing members of Full Value
Advisors LLC, the General Partner of Full Value Partners.
Inclusive of the foregoing, Mr. Goldstein and Mr. Dakos are
principals of the General Partner of various limited
partnerships that beneficially own a total of 160,204 shares of
Gyrodyne.  In aggregate, Mr. Goldstein and Mr. Dakos are deemed to beneficially own --------- shares of GYRO or -------% of the outstanding shares.  Each of our nominees has consented to be named in the proxy statement as a nominee and to serve as a
director if elected. There are no arrangements or understandings between Full Value Partners and any of the above nominees or any other person(s) in connection with the nominations.

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS
Unless instructions to the contrary are given, your proxy will be voted to ratify the selection of Holtz Rubenstein Reminick
LLP as auditors for the Fiscal Year ending April 30, 2007.

PROPOSAL 3: A PROPOSAL TO DISMANTLE THE COMPANY'S PILL

Gyrodyne has a poison pill whose purpose is to prevent
shareholders from accepting a premium offer for their shares unless the board approves it.  We do not believe the board
should have such a veto.  Therefore, we intend to introduce a non-binding proposal that Gyrodyne dismantle its poison pill.
There is no certainty that the board will implement this
proposal if it is approved.   In the absence of contrary
instructions, the proxies will vote your shares FOR this

proposal.

THE SOLICITATION

Persons affiliated with or employed by us or our affiliates may assist us in the solicitation of proxies.  Banks, brokerage
houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners of common shares for whom they hold shares of record.  We will reimburse these
organizations for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this
proxy solicitation.  Because we believe that all shareholders will benefit from this solicitation, we intend to seek
reimbursement of our expenses from Gyrodyne.  Shareholders will not be asked to vote on the reimbursement of our solicitation expenses which we estimate to be approximately $20,000.  There is no arrangement or understanding involving us or any of our affiliates relating to future employment by or any future
transaction with Gyrodyne.

Other than as set forth in this Proxy Statement, there are no contracts, arrangements, or understandings entered into by any of the participants in the solicitation or, to the participants?
knowledge, any of their associates within the past year with any person with respect to any of Gyrodyne?s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division or losses or profits, of the giving or withholding of proxies.

Except as set forth in the Proxy Statement, none of the
participants in the solicitation or, to the participants?
knowledge, any of their associates has entered into any
agreement or understanding with any person with respect to: (i)
any future employment by Gyrodyne or its affiliates; or (ii) any future transactions to which Gyrodyne or any of its affiliates will or may be a party.

Full Value Partners L.P. is the soliciting stockholder and owns
100,144 shares of Gyrodyne, of which ----- have been purchased within the past two years.  As indicated above, two of our
nominees are affiliated with Full Value Partners L.P.

November --, 2007

PROXY CARD

Proxy Solicited in Opposition to the Board of Directors of
Gyrodyne Company of America, Inc. (?Gyrodyne?) by Full Value
Partners L.P. for the 2007 Annual Meeting of Shareholders

The undersigned hereby appoints Phillip Goldstein, Rajeev Das, and Andrew Dakos, and each of them, as the undersigned?s
proxies, with full power of substitution, to attend  the Annual

Meeting of Shareholders of Gyrodyne and any adjourned or
postponed Meeting, and to vote on all matters that come before either meeting the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS:  Mark votes by placing an [x] in the appropriate
[  ].)

1. ELECTION OF THREE DIRECTORS

[ ] FOR TIMOTHY BROG [ ] WITHHOLD AUTHORITY

[ ] FOR PHILLIP GOLDSTEIN [ ] WITHHOLD AUTHORITY

[ ] FOR ANDREW DAKOS [ ] WITHHOLD AUTHORITY

2:  RATIFICATION OF THE SELECTION OF HOLTZ RUBENSTEIN REMINICK
LLP AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.
FOR [   ]AGAINST [   ]ABSTAIN [   ]

3. A PROPOSAL TO DISMANTLE THE COMPANY?S POISON PILL

FOR [   ]AGAINST [   ]ABSTAIN [   ]

Please sign and date below.  Your shares will be voted as
directed.  If no direction is made, this proxy will be voted FOR the election of the nominees named above and FOR Proposals 2 and
3.  The undersigned hereby acknowledges receipt of the proxy statement dated November --, 2007  of Full Value Partners L.P.
and revokes any proxy previously executed.

Signature(s)___________________ Dated: _______________

EXHIBIT 5

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant []
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

GYRODYNE COMPANY OF AMERICA, INC.
(Name of Registrant as Specified In Its Charter)

Full Value Partners L.P., Andrew Dakos and Phillip Goldstein
(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.
1) Title of each class of securities to which transaction
applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the
amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

PROXY STATEMENT OF FULL VALUE PARTNERS L.P.,
A STOCKHOLDER OF GYRODYNE COMPANY OF AMERICA, INC. IN OPPOSITION
TO THE SOLICITATION BY THE BOARD OF DIRECTORS FOR THE 2007
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 5, 2007

Full Value Partners L.P., a stockholder of Gyrodyne Company of
America, Inc. ("Gyrodyne"), is sending this proxy statement and the enclosed GREEN proxy card to shareholders of record as of
October 22, 2007 (the "Record Date") of Gyrodyne.  We are
soliciting a proxy to vote your shares at the Annual Meeting of
Shareholders (the "Meeting").  Please refer to Gyrodyne's proxy soliciting material for additional information concerning the
Meeting and the matters to be considered by shareholders
including the election of directors.  This proxy statement and the enclosed GREEN proxy card are first being sent to
shareholders on or about November 16, 2007.

INTRODUCTION
There are two matters that the board has scheduled to be voted upon at the Meeting: (1) to elect three Directors for a three-
year term; and (2) to ratify Holtz Rubenstein Reminick LLP as auditors for the Fiscal Year ending December 31, 2007.  In
addition, we intend to submit a non-binding proposal to
eliminate Gyrodyne's poison pill.  We are soliciting a proxy to vote your shares FOR the election of our nominees as directors and FOR each of the above proposals.

How Proxies Will Be Voted
If you wish to vote FOR the election of our nominees and/or to vote on any of the above proposals, you may do so by completing and returning a GREEN proxy card to us or to our agent.  Unless you direct otherwise, your shares will be voted FOR the election of our nominees, FOR the ratification of Holtz Rubenstein
Reminick LLP as auditors and FOR our proposal to eliminate
Gyrodyne's poison pill.  In addition, you will be granting the proxy holder(s) discretionary authority to vote on any other matters that may come before the Meeting including matters
relating to the conduct of the Meeting.

Voting Requirements
The presence in person or by proxy of more than 50% of
Gyrodyne's outstanding shares shall constitute a quorum.
Directors shall be elected by a plurality of the votes cast.
The other proposals will be decided by a majority of the votes cast. Abstentions are not votes cast and will have no effect on the outcome of either proposal.  We do not expect any broker non-votes because this is a contested election.

Revocation of Proxies
You may revoke any proxy prior to its exercise by: (i)
delivering a written revocation to us; (ii) executing and
delivering a later dated proxy; or (iii) voting in person at the
Meeting.  Attendance at the Meeting will not in and of itself revoke a proxy.  Only your latest dated proxy will be counted.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, we intend to nominate the following persons for election as directors for a three-year term.  Unless instructed otherwise, your proxy will be voted FOR all of our nominees.
Please refer to Gyrodyne's proxy soliciting material for
additional information concerning the election of directors.

Phillip Goldstein (born 1945); 60 Heritage Drive,
Pleasantville, NY 10570 - Since 1992, Mr. Goldstein has
been an investment advisor and a principal of the general
partner of five investment partnerships in the Bulldog

Investors group of funds: Opportunity Partners L.P.,
Opportunity Income Plus Fund L.P., Full Value Partners
L.P., Full Value Offshore Ltd. and Full Value Special
Situations Fund L.P.  He has been a director of the Mexico
Equity and Income Fund since 2000 and Brantley Capital
Corporation since 2001.

Timothy Brog (born 1964); Mr. Brog has been the Managing
Director of Locksmith Capital Management LLC since
September 2007.  Prior to that, Mr. Brog had been the
President of Pembridge Capital Management LLC and the
Portfolio Manager of Pembridge Value Opportunity Fund since
2004. Mr. Brog had been a Managing Director of The Edward
Andrews Group Inc., a boutique investment bank from 1996 to
2004. From 1989 to 1995, Mr. Brog was a corporate finance
and mergers and acquisition associate of the law firm
Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Brog is a
director of The Topps Company, Inc. and Peerless Systems
Corporation.  Mr. Brog received a Juris Doctorate from
Fordham University School of Law in 1989 and a BA from
Tufts University in 1986.

Andrew Dakos (born 1966); Park 80 West, Plaza Two, Suite
750, Saddle Brook, NJ 07663 - Mr. Dakos is a self-employed
investment advisor and a principal of the general partner
of five investment partnerships in the Bulldog Investors
group of funds: Opportunity Partners L.P., Opportunity
Income Plus Fund L.P., Full Value Partners L.P., Full Value
Special Situations Fund L.P., and Full Value Offshore L.P.
He has been a director of the Mexico Equity and Income Fund
since 2001 and Brantley Capital Corporation since 2007.

Mr. Goldstein and his wife jointly beneficially own 3,200 shares and Mr. Dakos beneficially owns 100 shares of Gyrodyne. Mr. Brog does not own any shares.  Mr. Goldstein and Mr. Dakos are
managing members of Full Value Advisors LLC, the General Partner of Full Value Partners. Mr. Goldstein and Mr. Dakos are
principals of the General Partner of various limited
partnerships (inclusive of Full Value Partners) that
beneficially own a total of 167,421 shares of Gyrodyne.  In
aggregate, Mr. Goldstein and Mr. Dakos are deemed to
beneficially own 225,616 shares of GYRO or 17.5% of the
outstanding shares.  There are no arrangements or understandings between Full Value Partners and any of the above nominees in connection with the nominations.

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS
Unless instructed otherwise, your proxy will be voted to ratify the selection of Holtz Rubenstein Reminick LLP as auditors for the Fiscal Year ending April 30, 2007.

PROPOSAL 3: THE COMPANY?S POISON PILL SHALL BE ELIMINATED
Gyrodyne has a poison pill that prevents shareholders from
accepting a premium offer for their shares unless the board
approves it.  We do not believe any board should have such a veto.  Therefore, we intend to introduce a non-binding proposal to eliminate Gyrodyne's poison pill.  If this proposal is
approved by shareholders the board can implement it but there is no certainty it will do so.  Unless instructed otherwise, your proxy will be voted FOR this proposal.

THE SOLICITATION
Persons affiliated with or employed by us or our affiliates may assist us in the solicitation of proxies.  Banks, brokerage
houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners of common shares for whom they hold shares of record.  We will reimburse these
organizations for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this
proxy solicitation.  Because we believe that all shareholders will benefit from this solicitation, we intend to seek
reimbursement of our expenses from Gyrodyne.  Shareholders will not be asked to vote on the reimbursement of our solicitation expenses which we estimate will be $25,000, none of which has been paid thus far.  We may engage a proxy solicitor to
telephone shareholders but have not done so yet.

None of the participants in this solicitation and, to our
knowledge, none of their associates has entered into any
contracts, arrangements, or understandings with any person with respect to Gyrodyne?s securities, future employment by Gyrodyne or its affiliates, or future transactions to which Gyrodyne or any of its affiliates is a party.  (Note: The SEC considers a nominee to be a "participant" even if he only provides his
biographical data.  We believe it is misleading to call such a nominee a "participant").

Full Value Partners L.P. is the soliciting stockholder and owns
103,144 shares of Gyrodyne, of which 15,640 have been purchased within the past two years.  There have not been any sales.  As indicated above, two of our nominees are affiliated with Full
Value Partners L.P.

November 16, 2007

PROXY CARD

Proxy Solicited in Opposition to the Board of Directors of
Gyrodyne Company of America, Inc. ("Gyrodyne") by Full Value
Partners L.P. for the 2007 Annual Meeting of Shareholders

The undersigned hereby appoints Phillip Goldstein, Rajeev Das, and Andrew Dakos, and each of them, as the undersigned's
proxies, with full power of substitution, to attend  the Annual
Meeting of Shareholders of Gyrodyne and any adjourned or
postponed Meeting, and to vote on all matters that come before either meeting the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS:  Mark votes by placing an X in the appropriate
[  ].)

1. ELECTION OF THREE DIRECTORS FOR A THREE-YEAR TERM.

[ ] FOR TIMOTHY BROG [ ] WITHHOLD AUTHORITY

[ ] FOR PHILLIP GOLDSTEIN          [ ] WITHHOLD AUTHORITY

[ ] FOR ANDREW DAKOS [ ] WITHHOLD AUTHORITY

2:  RATIFICATION OF THE SELECTION OF HOLTZ RUBENSTEIN REMINICK
LLP AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.
FOR [   ]AGAINST [   ]ABSTAIN [   ]

3. A PROPOSAL TO ELIMINATE THE COMPANY?S POISON PILL.

FOR [   ]AGAINST [   ]ABSTAIN [   ]

Please sign and date below.  Your shares will be voted as
directed.  If no direction is made, this proxy will be voted FOR the election of the nominees named above and FOR Proposals 2 and
3.  The undersigned hereby acknowledges receipt of the proxy statement dated November 16, 2007  of Full Value Partners L.P.
and revokes any proxy previously executed.

Signature(s)__________________  Dated: _______________

EXHIBIT 6

Full Value Partners L.P., Park 80 West - Phaza Two, Suite 750, Saddle Brook, NJ 07663 Phone:
201-556-0092 / Fax: 201-556-0097 / info@bulldoginvestors.com

November 16, 2007

Dear Fellow Gyrodyne Shareholder;

WHY DOES GYRO DYNE TRADE FOR 25% OF ITS INTRINSIC VALUE?

We represent a group that is Gyrodyne's largest shareholder. By now, it should be apparent to all shareholders that management has failed to meet its stated goal of maximizing shareholder value and that the board of directors is in dire need of new blood. That is why we are seeking to elect three directors that are truly committed to realizing Gyrodyne' s intrinsic value - not just talking about it.

Please review management's own promises and decide for yourself whether they have been fulfilled. At the 2005 annual meeting held on December 9, 2005, CEO Stephen Maroney said this:

Simply put, our corporate objective is to position the Company so that it is best able to achieve what Wall Street calls one or more shareholder liquidity events in a reasonable period of time that allows shareholders to realize maximum value for their investment in the Company. A liquidity event may be defined as a sale of the Company, a merger or other business combination, sale of assets followed by a distribution of proceeds or other value-realizing transaction. Our objective is to put the maximum amount of cash OT marketable securities in the hands of our shareholders.

Given the mix of Gyrodyne's assets, the Company plans to move forward with its efforts to unlock the value of its real estate assets in a way that is consistent with our corporate objective of positioning the Company to best achieve a shareholder liquidity event in a reasonable time frame.

One year later, at the 2006 annual meeting held on December 7, 2006, shareholders were elated when they were breathlessly told that Gyrodyne's value was in the neighborhood of $200 per share and that management was working tirelessly to realize that value. Here are some excerpts from management's presentation:

Our focus is to unlock and realize the value of all of our assets [and] we will continue to work towards liquidity events

We will also ... do everything we can to insure that all shareholders receive the benefits of our plan to unlock the full value of [Gyrodyne's] assets in a tax efficient manner over a reasonable amount of time.

Our challenge is to ... remove much of the uncertainty that presently exists for our assets which we believe will pave the way for shareholders to participate in significantly enhanced values.

After that upbeat report, Gyrodyne's stock price rose sharply from around $51 to a peak of $73.59 on February 28, 2007. When reality set in and investors began to realize that management's promises were empty, the stock came back to earth. Currently, Gyrodyne's shares are changing hands at about $45 per share -- less than the price prior to the 2006 annual meeting.

Another annual meeting is now approaching and you might ask why a company worth $200 per share trades for only $45? The answer is that management is not credible.

As you may have noticed, management is spending hundreds of thousands of dollars of Gyrodyne's funds in a desperate attempt to discredit us. Rather than provide a point-by point rebuttal to their venomous lies and half-truths we will quickly dispel their two most inflammatory charges. First, the suggestion that the SEC has ever taken any action against us for violating securities laws is categorically untrue.  Secondly, even after we told management we would refuse to sell our shares back to the company for any price it had the nerve to suggest to shareholders that we are looking for greenmail. To erase any doubt about our intent, we hereby pledge that we will never sell our shares to the company for one cent more than any other shareholder could obtain.

In fact; it is management itself that has a shady history of paying greenmail In the spring of 2002, a dissident shareholder, K Capital sold a portion of its shares to Gyrodyne at a big premium and the balance to Gerard Scollan, a private investor also at a premium. A few months later, in what appears to be an improper quid pro quo, Gyrodyne sold Mr. Scollan a valuable parcel of property for a lowball price of $5.4 million.

Why has management attacked us so fiercely? With its long and indefensible record of failures and shady dealings, its only recourse is to "shoot the messenger" in a pathetic attempt to distract shareholders from the truth. The real issues in this election are mismanagement and the changes needed to unlock Gyrodyne's intrinsic value. As Ronald Reagan used to say, "Facts are stubborn things."

FACT - Management has made no progress on the eminent domain claim.

It has been more than two years since a 245-acre parcel of Gyrodyne's property was taken by SUNY for a mere $26.3 million. At the December 2005 shareholder meeting, Mr. Maroney assured us that Gyrodyne would "vigorously pursue all available avenues to ensure that the University pays fair market value for the Property and will commence litigation in the New York State Court of Claims against the State of New York."

One year later, at the December 2006 meeting, management vowed to "diligently process our claim for $158 million in additional compensation from the State of New York." The lack of progress in the past year was explained by saying, "We were prepared to go to trial in November but the State of New York asked for a six month extension which unfortunately, the Court granted. Now we expect that the matter will be heard in the Court of Claims of the State of New York as early as the spring of

2

2007." According to our calendar the spring of 2007 ended six months ago and we arena closer to realizing the value of Gyrodyne's biggest asset!

FACT - Millions of dollars have been squandered due to mismanagement

In 2002, Gyrodyne signed a contract with Landmark National to develop and operate a golf course community on Gyrodyne's 314-acre Flowerfield property even though there was almost no chance of the project being completed due to an expected eminent domain taking. After the taking occurred in late 2005 Landmark claimed it was entitled to 10% of condemnation proceeds. At last year's annual meeting, management assured shareholders that there was no merit to Landmark's claim but shortly afterward it agreed to pay $3 million to settle it. Management has never explained why it got us into this mess. No competent management team would ever sign a contract that would allow the developer to assert such a claim.

Another instance of mismanagement involves an operator of a child care center that signed a 15-year lease with Gyrodyne commencing in March 2005. Just four months later, the tenant stopped paying rent. Yet management did not even file a notice of default until February 2007! The tenant then turned around and sued Gyrodyne for $7 million for breach of contract, fraudulent inducement and tortuous interference with business, claiming that Gyrodyne's press releases in December 2006 and January 2007 about its submission of an application to rezone its own property caused the tenant to lose clients. If the tenant had been promptly evicted when it failed to pay the rent it would never have been able to file such a frivolous claim - a claim for which we are still paying legal fees to defend. There is absolutely no excuse for procrastinating for two years before taking action when a commercial tenant stops paying the rent.

FACT - Management has no real estate experience.

Would you fly in an airplane if the pilot didn't even have a learner's permit? How about investing in a biotechnology company whose management has no medical expertise? Why then has the board decided to convert Gyrodyne into a REIT without hiring a CEO with a proven record of success in real estate?

In a November 20th letter to shareholders seeking support in last year's proxy contest, management said: "We believe that our management team is well qualified to manage Gyrodyne as a REIT while we position the company for a shareholder liquidity event that we believe is in the best interest of all of our shareholders," A few months later, the truth emerged albeit buried in a laundry list of "risk factors" in the annual report to shareholders: "Our management team has never operated a REIT, which may result in additional administrative costs." Ironically, while management has accused us of violating securities laws, these contradictory statements show that management was fibbing when it made the absurd claim that it was "well qualified" to manage a REIT.

FACT - Gyrodyne's expenses are out of control.

For many years, Gyrodyne has not been an operating business. It is essentially a collection of illiquid assets whose value needs to be realized in an orderly fashion and

3

whose only source of non-interest income is rent. For the nine months ended September 30, 2007, it incurred a pre-tax loss of $734,718 and received rental income of $1,214,646 while incurring $2,795,175 in expenses. Clearly, Gyrodyne's general and administrative expenses are out of control.

CEO Steven Maroney alone makes more than $300,000 per year but we have no idea what he does on a day-to-day basis beyond endorsing a few rent checks and reviewing interest statements from the bank. How much time can it take to write "For Deposit Only?" We suggest you call Mr. Maroney at (631) 584-5400 and ask him what important business is on his agenda today.

The directors should be held accountable for these unconscionable expenses but that won't happen if they are re-elected because they are also on Gyrodyne's gravy train. Clearly, a company with minimal operations does not need eight directors but when we proposed reducing the number of directors to five they refused to consider it. Instead, they are spending some $300,000 to defeat us in this proxy contest. By contrast, we expect to spend about $25,000. The incumbents call that "acting in your best interests."

FACT - Management has failed to capitalize on opportunities to enhance shareholder value and provide liquidity.

As a result of management's lack of real estate expertise, Gyrodyne failed to meet a capital call of approximately $600,000 on its interest in a Florida land partnership, a blunder that cost shareholders nearly $15 million based on a recent appraisal. More significantly, management has failed to pursue opportunities to sell part or all of its Long Island property. A few years ago it let an offer of at least $100 million for the property slip away. And it has failed to actively market for sale even a portion of that property even though such a sale would have put a realistic marker on the condemned portion and thus led to a much quicker resolution of the eminent domain claim.

We believe the reason for management's recalcitrance in pursuing a liquidity event is their intent to retain their lucrative salaries, fees and perks for as long as possible. Are we being too hard on management? We don't think so. While they recently expressed confidence that "through a disciplined and orderly adherence to our strategy we will be able to create additional liquidity opportunities and maximize the value of your investment in Gyrodyne" Mr. Market obviously has no confidence in them. Neither should shareholders. As the old saying goes, "Fool me once, shame on you. Fool me twice, shame on me." At the 2007 annual meeting let's not let them make it three for three.

WHAT WILL WE DO IF WE ARE ELECTED?

We have an investment of $11 million in Gyrodyne but unlike management, we have no interest in feeding at Gyrodyne's trough indefinitely. We are tired of delays and excuses. Our only goal is the same as yours - to maximize the value of Gyrodvne by realizing the value of its assets in an orderly fashion. To achieve that goal, we intend to pursue the following plan:

4

Accelerate the pace of the eminent domain claim. - There has been virtually no progress in the two years since the Long Island property was taken by SUNY. Unlike management, we have a history of successfully litigating against the government. In 2006, we won a landmark case against great odds to invalidate a rule that required hedge fund advisors to register with the SEC. We know what it takes to beat the government and, unlike the slothful incumbents, we will aggressively pursue the claim against SUNY for $158 million.

Shrink the size of the board of directors from eight directors to five. - Gyrodyne' s board is bloated and dysfunctional. This is a no brainer.

Bring in new management with proven success in managing a REIT. - If Mr. Maroney asked you to invest in his new REIT venture, what would you say? "Come back when you have some experience." We have excellent contacts in the real estate field. In fact, we introduced Winthrop Realty Trust to the board which, after endless delays, eventually came to terms on a plan to co-invest with Winthrop. We will make it a priority to hire a CEO who knows how to make money in real estate.

Slash unnecessary spending and institute a meaningful pay-for-performance plan. - Gyrodyne's managers have been getting paid for just showing up. That has to stop.

Eliminate the poison pill and change of control provisions and review questionable transactions - A poison pill that allows the board to block even a $150 per share offer needs to go. Next, according to the board, the change-of-control provision that provides benefits to management and the board was installed "because it encourages management and the Board to remain impartial when evaluating a transaction that may be beneficial to shareholders yet could negatively impact the continued employment or board position of an executive or director." Honest managers and directors do not have to be bribed to fulfill their fiduciary duty. Therefore, we advocate eliminating this giveaway. Finally, the foul smelling 2002 deal involving greenmail and an apparent sweetheart land sale to Mr. Scollan needs to be investigated and if it turns out to be as bad as it looks, appropriate action taken to make Gyrodyne whole.

If you share our goal of maximizing shareholder value please vote your proxy online at WWW.PROXYVOTE.COM or by telephone at 1-800-454-8683. Alternatively, you can mail the GREEN proxy card in the enclosed envelope but please do it today so we can get started to do what it takes to achieve a much higher stock price for all shareholders.

Very truly yours,

/s/ Phillip Goldstein

Phillip Goldstein
Managing Member
Full Value Advisors LLC
General Partner

5

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF NEW YORK

Gyrodyne Company of America, Inc., Plaintiff, -against- Full Value Partners L.P., Bulldog Investors General Partnership, Phillip Goldstein, Andrew Dakos and Timothy Brog, Defendants.	No. 07 cv 4857 (FB) (ETD)

GYRODYNE’S MEMORANDUM OF LAW IN SUPPORT OF
ITS MOTION FOR A PRELIMINARY INJUNCTION AND LIMITED EXPEDITED
DISCOVERY IN CONNECTION WITH THE MOTION FOR PRELIMINARY
INJUNCTION

CADWALADER, WICKERSHAM & TAFT LLP
One World Financial Center
New York, New York  10281
Telephone:  (212) 504-6000
Attorneys for Plaintiffs

-i-

TABLE OF AUTHORITIES

PAGE(S)

CASES:

Advanced Portfolio Techs., Inc. v. Advanced Portfolio Techs. Ltd.,
No. 94 CIV. 5620, 1994 WL 719696 (S.D.N.Y. Dec. 28, 1994)	24

Allyn Corp. v. Hartford Nat’l Corp.,
No. H 81-912, 1982 WL 1301 (D. Conn. Mar. 30, 1982)	20

Ayyash v. Bank Al-Madina,
233 F.R.D. 325 (S.D.N.Y. 2005)	25

Bender v. Jordan,
439 F. Supp. 2d 139 (D.D.C. 2006), appeal dismissed, No. 06-7141, 2007 WL 1577848 (D.C. Cir. Jan.
11, 2007)	22

Berkman v. Rust Craft Greeting Cards, Inc.,
454 F. Supp. 787 (S.D.N.Y. 1978)	17

Bertoglio v. Texas Int’l Co.,
480 F. Supp. 630 (D. Del. 1980)	18-19

Halpern v. Armstrong,
491 F. Supp. 365 (S.D.N.Y. 1980)	16

Housing Works, Inc. v. City of New York,
72 F. Supp. 2d 402 (S.D.N.Y. 1999) (same), appeal dismissed, 203 F.3d 176 (2d Cir. 2000)	24

ICN Pharms., Inc. v. Khan,
2 F.3d 484 (2d Cir. 1993)	15

In re W.T. Grant Co.,
6 B.R. 762 (Bankr. S.D.N.Y. 1980), transferred, 13 B.R. 1001 (S.D.N.Y. 1981)	16

J. I. Case Co. v. Borak,
377 U.S. 426 (1980)	22

KeyBank, Nat’l Ass’n v. Quality Payroll Sys., Inc.,
No. CV 06-3013, 2006 WL 1720461 (E.D.N.Y. June 22, 2006)	25

Krauth v. Executive Telecard, Ltd.,
890 F. Supp. 269 (S.D.N.Y. 1995)	22

Lebhar Friedman, Inc. v. Movielab, Inc.,
No. 86 CIV. 9965, 1987 WL 5793 (S.D.N.Y. Jan. 13, 1987)	17, 22

-ii-

Lichtenberg v. Besicorp Grp. Inc.,
43 F. Supp. 2d 376 (S.D.N.Y. 1999), appeal dismissed, 204 F.3d 397
(2d Cir. 2000)	16, 20-24

Lone Star Steakhouse & Saloon, Inc. v. Adams,
148 F. Supp. 2d 1141 (D. Kan. 2001)	21-24

Mills v. Electric Auto-Lite Co.,
396 U.S. 375 (1970)	16

MONY Grp., Inc. v. Highfields Capital Mgmt, L.P.,
368 F.3d 138 (2d Cir. 2004)	22

North Face Apparel Corp. v. TC Fashions, Inc.,
No. 05 Civ. 9083, 2006 WL 838993 (S.D.N.Y. Mar. 30, 2006)	24

Robinson v. Penn Central Co., 336 F. Supp. 655, (E.D. Pa. 1971)	18

SEC v. Goldfield Deep Mines Co.,
758 F.2d 459 (9th Cir. 1985)	17

SEC v. Kalvex Inc.,
425 F. Supp. 310 (S.D.N.Y. 1975)	20

TSC Indus., Inc. v. Northway, Inc.,
426 U.S. 438 (1976)	17-18

Twentieth Century Fox Film Corp. v. Mow Trading Corp.,
749 F. Supp. 473 (S.D.N.Y. 1990)	24

Wilson v. Great Am. Indus., Inc.,
855 F.2d 987 (2d Cir. 1988)	16, 20-21

STATUTES & OTHER AUTHORITIES:

17 C.F.R. § 240.14a-3	17

17 C.F.R. § 240.14a-9(a)	17, 19

15 U.S.C. § 78n(a)	16

15 U.S.C. § 80a-12	7

Exchange Act. Release No. 1006, [1978 Transfer Binder] Fed. Sec. L. Rep. (CCH) ¶ 81,649 (July 28, 1978)	16

-iii-

Plaintiff Gyrodyne Company of America, Inc. (“Gyrodyne” or the “Company”) respectfully submits this memorandum of law in support of its motion, pursuant to Rule 65 of the Federal Rules of Civil Procedure for a preliminary injunction enjoining Defendants Full Value Partners L.P. (“Full Value”), Bulldog Investors General Partnership (“Bulldog”), Phillip Goldstein (“Goldstein”), Andrew Dakos (“Dakos”) and Timothy Brog (“Brog”) (collectively the “Defendants”) from soliciting proxies pursuant to the false and misleading proxy statement distributed by Defendants to Gyrodyne’s shareholders on or about November 16, 2007 together with a materially false and disparaging letter to Gyrodyne’s shareholders and requiring Defendants to make corrective disclosures.  In addition, Gyrodyne seeks an order, pursuant to Rules 26, 30 and 34 of the Federal Rules of Civil Procedure, granting Gyrodyne limited expedited discovery in connection with its motion for preliminary injunctive relief.
PRELIMINARY STATEMENT
Defendant Bulldog and the other Defendants must be enjoined from using their materially false and misleading three-page proxy statement (the “Bulldog 2007 Proxy”) and shareholder letter (the “Bulldog Letter”) to mislead Gyrodyne’s shareholders into voting for its three nominees--defendants Goldstein, Dakos and Brog--to the Board of Directors of Gyrodyne as a prelude to attempting to seize control of Gyrodyne and likely plundering it for the benefit of Bulldog and its hedge fund investors.  Bulldog, a self-styled “activist investor” is a hedge fund manager that uses proxy contests to coerce companies into costly share buybacks, asset sales and other measures that provide Bulldog with short-term gains but impoverish the companies Bulldog targets.  Bulldog and its principals, Goldstein and Dakos, have a sordid history of disregarding federal and state securities laws, abusing the proxy process, plundering companies and extracting greenmail payments from the companies they target.
On or about November 16, 2007, Bulldog began to distribute its materially false and misleading Proxy together with the equally false and misleading Bulldog Letter to Gyrodyne’s shareholders.  The Bulldog 2007 Proxy solicits shareholders’ votes for Gyrodyne’s December 5, 2007 annual shareholders’ meeting to: (i) place three of Bulldog’s representatives onto Gyrodyne’s Board of Directors; and (ii) to dismantle the shareholder rights plan that protects Gyrodyne’s shareholders against inadequate and coercive takeover proposals.  The Bulldog Letter (but, in violation of federal proxy rules, not the Proxy) discloses that, if elected, Bulldog plans to reduce Gyrodyne’s Board from eight directors to five and bring in management, including a new Chief Executive Officer, beholden to Bulldog, giving it control of Gyrodyne without paying anything, much less a control premium, to Gyrodyne’s shareholders.

The Bulldog 2007 Proxy also omits any disclosure of Bulldog’s, Goldstein’s and Dakos’ history of flagrantly violating the federal and state securities laws and abusing the proxy process to enrich themselves and pursue their own agendas at the expense of other shareholders.  The Bulldog 2007 Proxy is Defendants’ second attempt to mislead Gyrodyne’s shareholders into voting for their self-serving proposals by means of a materially false and misleading proxy statement.  Indeed, last year, when Defendants mailed a nearly identical proxy statement (the “Bulldog 2006 Proxy”) without pre-clearing it with the Securities and Exchange Commission (the “SEC”) as required by Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder, the staff of the SEC’s Division of Corporate Finance (the “SEC Staff”) advised Defendants in writing that their 2006 Proxy contained material omissions and that Defendants must supplement their Proxy to disclose to Gyrodyne’s shareholders that they had violated the federal securities laws.  Defendants disregarded the SEC Staff’s comments.
The Bulldog 2007 Proxy materials duplicate the 2006 Proxy and correct none of the material omissions identified by the SEC Staff and fail to disclose that Defendants violated (and are once again violating) the federal securities laws.  The Bulldog 2007 Proxy also fails to disclose that this year the Massachusetts Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts found that Bulldog, Full Value, Goldstein and Dakos had violated the Massachusetts securities laws by illegally soliciting investors in Massachusetts and imposed the maximum fine allowed under Massachusetts law.  Likewise, the Bulldog 2007 Proxy fails to disclose Bulldog’s history of corporate raiding and “greenmail.”  In this regard, the Bulldog 2007 Proxy fails to disclose that Bulldog routinely launches expensive proxy contests (over two dozen in the past eight years) to force target companies to sell assets, buy back shares or buyout Bulldog’s stake, but not that of their other public shareholders, at a premium.  The false and misleading Bulldog Letter, moreover, is riddled with misrepresentations and false and unsupported accusations of mismanagement and waste.  It falsely impugns the character of Gyrodyne’s management and Board of Directors in an improper effort to sway shareholders to vote their shares for Bulldog, all in flagrant violation of Section 14(a) of the Exchange Act and Rules 14a-3, 14a-6 and 14a-9 promulgated thereunder.

Accordingly, Defendants should be enjoined from soliciting proxies unless and until they make corrective disclosures curing the material defects in the Bulldog 2007 Proxy.  First, as demonstrated below, the Bulldog 2007 Proxy and Bulldog Letter plainly violate Section 14(a) of the Exchange Act and Rules 14a-3 and 14a-9 thereunder.  (Point I.)  Second, unless the Court enjoins defendants from soliciting proxies pursuant to their incomplete, false and misleading proxy statement and false and disparaging letter, Gyrodyne and its shareholders will be irreparably harmed because Defendants will effectively deprive Gyrodyne’s shareholders of their right to cast an informed vote.  (Point II.)  Third, the equities tip decidedly in favor of enjoining Defendants’ misleading proxy solicitation.  (Point III.)  Finally, because the Gyrodyne shareholder meeting is scheduled for December 5, 2007, the Court should order expedited discovery and schedule a prompt hearing on Plaintiff’s motion.  (Point IV.)
FACTUAL BACKGROUND1
A.	The Parties
Plaintiff Gyrodyne is a New York corporation with its principal place of business in St. James, New York.  Gyrodyne is in the business of leasing industrial and commercial real estate to unrelated diversified entities.  (Maroney Decl., ¶ 2.)
Defendant Bulldog Investors General Partnership is a partnership organized under the laws of New York that manages and advises investment funds. Defendant Full Value Partners L.P. is a limited partnership organized under the laws of Delaware, with its principal place of business in New York.  According to Bulldog’s marketing materials, Bulldog is a self-styled “activist” investor that “unlocks value” by engaging in proxy contests (over two dozen in the past eight years) and forcing the companies they target to engage in asset sales, costly stock buybacks or liquidations, leaving the target company poorer, more heavily leveraged and without critical cash or assets.  (Maroney Decl., ¶¶ 3-4 & 26 & Exs. A & B (marketing materials).)  Full Value is one of the “investment vehicles” marketed by Bulldog.  (Id.)  Full Value owns shares of Gyrodyne and is named in the Bulldog 2007 Proxy as the entity soliciting Gyrodyne shareholders’ proxies.  (Maroney Decl., Ex. C (Bulldog 2007 Proxy).)

1 The Facts contained in this memorandum of law are derived from the accompanying declaration of Stephen V. Maroney (“Maroney Decl.”), sworn to on November 26, 2007, and the exhibits attached thereto.

Defendant Phillip Goldstein is a resident of New York and a co-founder and principal of Bulldog and a managing member of Full Value Advisors LLC, the general partner of Full Value.  (Maroney Decl., ¶¶ 5-7 & Ex. C.)  Defendant Andrew Dakos is a resident of New Jersey and a principal of Bulldog and a managing member of Full Value Advisors LLC, the general partner of Full Value. (Id.)  Dakos has been working with Goldstein since at least 1999, when he became a principal of Bulldog.  Defendant Timothy Brog is a resident of New York and a principal of Locksmith Capital Management.  (Id.)  Defendants Goldstein, Dakos and Brog constitute the slate of directors Defendants seek to elect to Gyrodyne’s Board of Directors by means of the false and misleading Bulldog 2007 Proxy and Bulldog Letter.
Defendants Goldstein, Dakos and Bulldog have a track record of disregarding federal and state laws intended to protect shareholders, and a sordid history of corporate raiding and greenmailing.  The Bulldog 2007 Proxy and Bulldog Letter, however, simply omit any disclosure of their past violations of the securities laws, their disregard of other shareholders’ interests and Bulldog’s track record of plundering companies and taking greenmail payoffs precisely because Defendants know that shareholders would not likely give Defendants their proxies if their history and true motives were fully disclosed.
Defendants’ Bulldog 2007 Proxy and the Bulldog Letter seeks: (i) to place three representatives of Bulldog – Goldstein, Dakos and Brog – onto Gyrodyne’s Board of Directors; and (ii) to dismantle Gyrodyne’s shareholder rights plan (the “Shareholder Rights Plan”) that protects Gyrodyne’s shareholders against inadequate and coercive takeover proposals.  (See Maroney Decl., ¶ 9.)
B.	Defendants’ Past Efforts To Mislead Gyrodyne’s Shareholders Were Found By The SEC To Violate The Federal Proxy Rules
The Bulldog 2007 Proxy is Defendants’ second attempt to mislead Gyrodyne’s shareholders into voting in favor of their self-serving proposals by means of a materially deficient and misleading proxy statement.  Indeed, the Bulldog 2007 Proxy fails to disclose that on or around November 14, 2006, Bulldog mailed a nearly identical proxy statement (the Bulldog 2006 Proxy) to Gyrodyne’s shareholders without receiving the requisite clearance from the SEC.  (See Maroney Decl., ¶ 10 & Ex. E (Bulldog 2006 Proxy).)  Like the Bulldog 2007 Proxy Statement, the Bulldog 2006 Proxy Statement: (i) nominated Goldstein, Dakos, and Brog as directors, and (ii) proposed to abolish Gyrodyne’s Shareholder Rights Plan.  Like the Bulldog 2007 Proxy Statement, the Bulldog 2006 Proxy Statement was materially misleading and failed to include even the most basic information required by the federal securities laws.

On November 29, 2006, after learning that Defendants had mailed the Bulldog 2006 Proxy to Gyrodyne’s shareholders, the SEC issued a comment letter to Bulldog.  Among other things, the SEC letter informed Defendants that:
Because a preliminary proxy statement was not first filed [with the SEC as required by Rule 14a-6], the participants in the solicitation [Defendants] violated Rule 14a-6 of Regulation 14A.  Please revise the proxy statement to affirmatively indicate the participants have committed a federal securities law violation.
(emphasis added).  The SEC further instructed Bulldog to disclose that, because it had been notified by Gyrodyne that its proxy failed to comply with the advance notice requirements contained in Gyrodyne’s by-laws, any proxies delivered to Defendants were at risk of not being counted and their proposals were untimely and would be ruled out of order by Gyrodyne.  The SEC also instructed Defendants to revise their proxy to identify all of their affiliates and other persons who were participating in the solicitation, as well as their holdings, if any, of Gyrodyne stock.  Indeed, the SEC Staff’s letter stated that, in the opinion of the SEC Staff, “[t]he proxy statement . . . has been disseminated with material omissions.”  (See Maroney Decl., ¶¶ 11 & 21, & Ex. F (November 29, 2006 letter from Nicholas P. Panos, Special Counsel, SEC).)
In response to the SEC’s comment letter, Defendant Dakos sent a letter to the SEC, dated December 4, 2006 (the “Bulldog Response Letter”), refusing to make any of the revisions required by the SEC to bring the proxy in compliance with the federal proxy rules.  See Maroney Decl., ¶ 22 & Ex. I (Bulldog Response Letter).)  In that letter, Dakos complained that “[s]ome of the proxy rules and procedures are almost certainly unconstitutional,” that “[t]oo many staff comments deal with minutiae,” that “there is no benefit to be gained through additional responses to staff comments” and stated that Bulldog “did not intend to make any additional filings.”   Id.

What is more, nowhere does the Bulldog 2007 Proxy disclose that Defendants proceeded with their 2006 proxy solicitation knowing that their proxy was untimely under Gyrodyne’s by-laws, effectively disenfranchising those Gyrodyne shareholders that granted Defendants their proxies.  In this regard, even though Defendants were notified at least three times by the Company prior to their solicitation and voting that their proxies would be ruled out of order under the advance notice requirements contained in the Company’s by-laws, Defendants solicited proxies from the Company’s shareholders and presented a ballot at the Company’s 2006 annual meeting, purportedly voting in favor of Messrs. Goldstein, Dakos and Brog and Bulldog’s proposal to abolish the Company’s shareholder rights plan.  (See Maroney Decl., ¶ 24 & Ex. J (letters from Gyrodyne to Full Value, dated November 15, 2006 and November 30, 2006)).  Consistent with the Company’s numerous warnings to Bulldog, Bulldog’s proposals were ruled untimely under the Company’s by-laws and the votes Defendants had obtained were not counted.  (Id.)  As such, those shareholders who had given Defendants their proxies were disenfranchised and effectively deprived of the opportunity to cast their votes.  (Id.)
C.	Defendants’ Previous History of Self-Interested and Unlawful Conduct
The Bulldog 2007 Proxy also omits any disclosure (as required by the federal proxy rules) of Goldstein’s, Dakos’ and Bulldog’s sordid history of placing their own interests ahead of the interests of the companies they target and those companies’ other shareholders and abusing the proxy machinery to enrich themselves at the expense of the targeted companies’ and their shareholders’ long-term interests.   Bulldog, Goldstein and Dakos have a track-record that demonstrates that they will not only disregard the interests of other shareholders to achieve profits for themselves, but that they will also disregard laws, rules or regulations that might stand in their way.  Bulldog’s investment strategies are not disclosed in the Bulldog 2007 Proxy because Defendants know that shareholders would not likely give Defendants their proxy if their strategy of targeting companies for their personal profit were disclosed.
Among the facts omitted from the Bulldog 2007 Proxy is Bulldog’s history of violating federal and state laws, as well as the rules and regulations that govern public companies.  In addition to their flagrant violation of federal proxy rules in connection with the Bulldog 2007 Proxy and the Bulldog 2006 Proxy, the Bulldog 2007 Proxy nowhere discloses that in January 2007, the Massachusetts Securities Division brought enforcement proceedings against Goldstein, Dakos, Full Value and Bulldog for offering securities for sale that were not properly registered under the Massachusetts securities laws and to stop them from illegally soliciting investors.  (Maroney Decl., ¶ 27 & Ex. K (Massachusetts complaint).)  In July 2007, a Massachusetts Securities Division hearing officer found that they had committed a violation of Massachusetts securities law and recommended a cease-and-desist order and up to a $25,000 fine (the highest fine permitted under Massachusetts law for such an offense).  On October 17, 2007, that recommendation was fully adopted by the Massachusetts Securities Division.  (See Maroney Decl., ¶ 27 & Ex. H (final order in Massachusetts action).)

Defendants also fail to disclose that, on more than one occasion, Bulldog, Goldstein and Dakos have taken actions with respect to their targeted companies that are directly contrary to the interests of other public shareholders.  For example, despite repeated warnings, Bulldog permitted its investment in Bancroft Fund Ltd. (“Bancroft”), a closed-end investment company registered under the Investment Company Act to imperil Bancroft’s status as a registered investment company.2  Disregarding the laws and rules enacted by Congress and the SEC, Bulldog acquired more than three percent of Bancroft’s outstanding shares.  In so doing, Bulldog imperiled Bancroft’s status as a registered investment company and has refused to reduce its holdings despite the harm this could cause Bancroft and its public shareholders and despite repeated requests from Bancroft to do so.  Indeed, Bancroft has been forced to sue Defendants Bulldog, Goldstein and Dakos to force them to comply with the investment limitations imposed by the Investment Company Act.  (See Maroney Decl., ¶ 28 & Ex. L (complaint filed in Bancroft).)
Similarly, Defendants omit any disclosure of Bulldog’s actions with respect to Mexico Equity and Income Fund (“Mexico Equity”), which have caused it to violate the listing requirements of the New York Stock Exchange and risk the delisting from the New York Stock Exchange of Mexico Equity’s securities.  In this regard, after obtaining control of Mexico Equity through a proxy contest, Goldstein placed himself, Dakos and another representative of Bulldog on the audit committee of Mexico Equity’s board.  Pursuant to New York Stock Exchange Listed Company Manual § 303A.07, Mexico Equity must have at least one financial expert on the audit committee.  NYSE Listed Co. Man. § 303A.07.  Neither Goldstein nor his other representatives is a financial expert as defined in the Stock Exchange Rules.  The violation of the listing requirements, if not corrected, could lead to the New York Stock Exchange delisting Mexico Equity’s stock.  Accordingly, by forcing their way onto the audit committee, Bulldog placed Mexico Equity in violation of the New York Stock Exchange listing requirements, risking the delisting of its shares and depriving shareholders of the protection (instituted in the wake of the Enron and WorldComm scandals) of having at least one financial expert on audit committee.  (See Maroney Decl., ¶ 29 & Ex. M (Mexico Equity’s Form N-CSR, filed on October 9, 2007).)

2 Under section 12(d)(1)(A) of the Investment Company Act, it is unlawful for any investment company, such as Bulldog, to own in the aggregate “more than three per centum of the total outstanding voting stock” in a company registered under the Investment Company Act.  15 U.S.C. §80a-12.

Defendants also fail to disclose Bulldog’s history of greenmailing companies.  Recently, Bulldog and its ally Karpus Investment Management (“Karpus”) acquired a 3 percent stake in the Seligman Quality Municipal Fund (“Seligman”) and then disclosed its intention to gain control of Seligman and terminate the investment management agreement between Seligman and its manager, under the guise of benefiting investors.  In their proxy statement, Bulldog described Seligman’s performance as “abysmal” and claimed to be “appalled by the lack of oversight by [Seligman’s] Board of Directors.”  (Maroney Decl., Ex. N (Sept. 26, 2006 Bulldog and Karpus proxy statement).)  Bulldog’s purely self-interested intentions were revealed, however, when only three months later, it entered into an agreement to sell its shares to an affiliate at Seligman at a considerable premium to the then current market price of those shares that was not available to public shareholders of Seligman.  In exchange, Bulldog agreed not to acquire shares in the fund, participate in any litigation or regulatory proceeding against Seligman, participate in any solicitation of proxies relating to Seligman, or act to control or influence Seligman or its management for a period of 25 years.  (See Maroney Decl., ¶ 30 & Ex. O) (stock purchase agreement).)
The Bulldog 2007 Proxy also conceals Bulldog’s disenfranchisement of the shareholders of RMR Hospitality and Real Estate Fund (“RMR”).  In connection with RMR’s 2007 annual meeting, Defendants sent a proxy statement to RMR’s shareholders setting forth proposals to nominate its slate of directors (Defendants Goldstein and Dakos) and terminate RMR’s advisory agreement with its advisors.  In that proxy, Bulldog, Goldstein and Dakos claimed to be concerned with the best interests of the shareholders.  When an informal count of shareholder votes before the meeting demonstrated that Bulldog would be defeated, however, Goldstein chose not to appear at the meeting and did not present Bulldog’s nominations or proposals, or the very votes of its shareholders, thus impermissibly disenfranchising those shareholders that gave him their proxy.  (See Maroney Decl., ¶ 31 & Ex. P (RMR’s March 8, 2007 proxy statement).)

Defendants also fail to disclose that Goldstein purchased shares of RMR for his personal account and then followed up with large purchases by a hedge fund he controls.  Goldstein’s personal purchase of shares prior to the purchase of shares by the fund controlled by him constitutes “front running” in violation of the federal securities laws.  (See Maroney Decl., ¶ 32 & Ex. Q (Feb. 12, 2007 Bulldog proxy statement to RMR shareholders).)
The Bulldog 2007 Proxy further conceals the fact that RMR had to sue Bulldog for violating a maximum ownership rule in its Trust Agreement following numerous requests by RMR over a prolonged period of time for Bulldog to bring its holdings into compliance.  These violations by Bulldog burdened RMR (and its unsuspecting shareholders) with considerable fees and expenses.  (See Maroney Decl., ¶ 33 & Ex. R (RMR November 21, 2007 Form 8-K).)
D.	The Bulldog 2007 Proxy
On October 10, 2007, Defendants filed a preliminary proxy statement on Schedule 14A (the “Bulldog Preliminary Proxy”) with the SEC.  (See Maroney Decl., ¶¶ 12 & 35 & Ex. G.)  The Bulldog Preliminary Proxy is substantially identical to the Bulldog 2006 Proxy, including essentially all of the material omissions and violations of the federal proxy rules identified by the SEC Staff in its November 29, 2006 letter to Defendants.  Thus, it is likely that the SEC Staff once again advised Defendants that, like the Bulldog 2006 Proxy, the Bulldog Preliminary Proxy is replete with misstatements and omissions of material fact and, once again instructed Defendants to revise their proxy and resubmit it for clearance before mailing it to Gyrodyne’s shareholders.
Nevertheless, on November 9, 2007, Full Value filed the definitive Bulldog 2007 Proxy with the SEC.  The Bulldog 2007 Proxy fails to correct any of the material misstatements or omissions in the Preliminary Proxy and once again flagrantly violates Section 14(a) and the SEC’s Rules.  (Maroney Decl. ¶36.)  On or about November 12, 2007, Bulldog began to distribute the Bulldog 2007 Proxy, without the requisite clearance from the SEC and in violation of the federal securities laws.  (Id.)  On November 16, 2007, Defendants sent Gyrodyne’s shareholders the false, misleading and disparaging Bulldog Letter, urging them to vote in favor of the proposals set forth in the Bulldog 2007 Proxy.  (Maroney Decl. ¶ 37 & Ex. D (Bulldog Letter).)

E.	The Deficiencies in the 2007 Proxy
The Bulldog 2007 Proxy is only three pages long and is strikingly similar to the Bulldog 2006 Proxy, which the SEC Staff stated violated the federal securities laws and directed Defendants to disclose the violation.   Like the Bulldog 2006 Proxy, the Bulldog 2007 Proxy is materially misleading, flouts the law and disregards SEC requirements.  Indeed, the Bulldog 2007 Proxy ignores the precise comments provided by the SEC in connection with the nearly identical Bulldog 2006 Proxy.  The Bulldog 2007 Proxy Statement fails to fully disclose all information necessary for the Company’s shareholders to be able to evaluate the character and integrity of Bulldog, its nominees and its proposals and is replete with material misstatements and omissions.
The Bulldog 2007 Proxy fails to disclose the Bulldog’s history of greenmailing and corporate raiding, as well as its past violations of the federal and state laws enacted to protect public investors and their total disregard of the rules, regulations and requirements governing their investments in numerous other companies.  Defendants fail to disclose Goldstein’s, Dakos’ and Bulldog’s past conduct because they know that if they did, Gyrodyne’s shareholders would likely realize that Defendants are self-interested corporate raiders and reject their proxy out of hand.  Among the other things the Bulldog 2007 Proxy fails to disclose:
•
That the Division of Corporation Finance of the SEC, in a letter from Nicholas P. Panos, Special Counsel, Securities and Exchange Commission, dated November 29, 2006, stated that Bulldog nominees Goldstein, Dakos and Brog violated Rule 14a-6 of the Securities Exchange Act of 1934 in connection with the Bulldog 2006 Proxy and directed Bulldog to disclose in its proxy statement that it had committed a federal securities law violation.  Bulldog refused to make this disclosure in the Bulldog 2006 Proxy and has continued to omit any such disclosure from the Bulldog 2007 Proxy;

•
That on October 17, 2007, the Acting Director of the Massachusetts Securities Division issued a Final Order finding that Full Value, Bulldog, Goldstein and Dakos violated the Massachusetts Uniform Securities Act and that the Acting Director ordered a permanent cease-and-desist from committing any further violations of the Act and a $25,000 administrative fine, the maximum penalty allowed under Massachusetts law for this violation;

•
That Goldstein purchased shares of RMR for his personal account and then followed up with large purchases by a hedge fund he controls.  Goldstein’s personal purchase of shares prior to the purchase of shares by the fund controlled by him constitutes illegal “front running;”

•
That RMR had to sue Bulldog for violating the maximum ownership rules in its Trust Agreement following numerous requests by RMR over a prolonged period of time for Bulldog to bring its holdings into compliance.  These violations by Bulldog burdened RMR with considerable fees and  expenses;

•
That Goldstein and Bulldog solicited proxies from other shareholders of RMR, but chose not to appear at the shareholder meeting and did not present the proxies when it appeared that he would not have enough votes to elect his nominees and pass his proposals, thus disenfranchising those shareholders and ignoring the votes that he solicited;

•	That Bancroft was recently forced to sue Bulldog, Goldstein and Dakos for violating the maximum ownership rules set forth in the Investment Company Act;

•
That Bulldog and Goldstein obtained control of Mexico Equity and placed their representatives on the Fund’s audit committee, leaving the audit committee without a member who qualifies as a financial expert as required by the New York Stock Exchange listing requirements; and

•
That Goldstein and Bulldog have accepted “greenmail” payments from the companies they target.  For example, in 2006, Karpus, an ally of Bulldog, made a proposal to terminate the investment management agreement between J. & W. Seligman & Co. Incorporated (the “Manager”) and Seligman Select Municipal Fund, Inc.  Bulldog and Karpus abruptly ended their proxy contest and sold their shares to the Chairman of the Seligman Fund, who also owned a substantial percentage of the Manager, at a considerable premium above the market price.  In connection with the buy-out of their stakes, Bulldog and Karpus agreed not to conduct a proxy contest at the Seligman Fund for 25 years.`

The Bulldog 2007 Proxy also fails to identify Timothy Brog—one of Bulldog’s nominees—as a participant in the solicitation and does not even disclose whether each of Bulldog’s nominees has consented to being named in the proxy statement as a nominee and to serve as a director if elected.  Thus, Defendants are unwilling to assure Gyrodyne shareholders that the director nominees they are proposing will actually serve. (Maroney Decl., ¶¶ 39-40.)
The Bulldog 2007 Proxy’s “Proposal 3: A Proposal to Dismantle the Company’s Pill” is also materially false and misleading.  That proposal states that “Gyrodyne has a poison pill whose purpose is to prevent shareholders from accepting a premium offer for their shares unless the board approves it.”  (See Maroney Decl., Ex. C at 4.)  In fact, the Company maintains a Shareholder Rights Plan to protect the Company and its shareholders from unfair and coercive takeover tactics, such as partial or two-tier tender offers, creeping acquisitions and other tactics that the board of directors believes are unfair to the Company’s shareholders.  (See Maroney Decl., ¶ 41.)  The Shareholder Rights Plan is not intended to prevent a takeover of the Company, nor does it change or diminish the fiduciary obligations of the Company’s Board of Directors.  (Id.)

Defendants’ inadequate and misleading description of their proposal to dismantle Gyrodyne’s Shareholder Rights Plan is especially egregious and all the more misleading because, in violation of SEC Rules, Defendants conceal the fact that on April 17, 2006, Bulldog unsuccessfully made an inadequate offer to acquire all of Gyrodyne’s outstanding shares at $48.00 per share, less than the trading price on that day.  (Maroney Decl., ¶ 42.)  Moreover, as disclosed for the first time in Bulldog’s November 16, 2007 letter to shareholders, Bulldog intends, if its nominees are elected, to reduce the Board of Directors from eight directors to five (giving it a majority) and replace the Chief Executive Officer with its own hand-picked candidate.  Thus, after dismantling the shareholder rights plan, Bulldog intends—though its plans can be found nowhere in the Bulldog 2007 Proxy—to seize control of Gyrodyne without paying Gyrodyne’s shareholders any consideration, much less a control premium.  (Maroney Decl., Ex. D.)  Plainly, shareholders would consider it material that the very persons advocating dismantling Gyrodyne’s protections against inadequate takeover offers had themselves unsuccessfully made a low-ball offer for all of Gyrodyne’s stock and intend to seize control of the company without paying its shareholders anything.
The Bulldog 2007 Proxy Statement fails to conform to numerous requirements set forth in Schedule 14A promulgated under Rule 14a-3.  The requirements of Schedule 14A were promulgated to ensure that, when evaluating proxies, shareholders were presented with sufficient information regarding the persons making the solicitation, their history, motives and future plans for the company in order to make an informed decision.  Because it is contrary to Defendants’ interests that shareholders make informed decisions, the Bulldog 2007 Proxy Statement fails to conform to the Schedule 14A requirements.
Moreover, by failing to disclose the identities of all of the participants in their proxy solicitation, describe their current holdings of Gyrodyne stock and those of their affiliates or to disclose their purchases and sales of Gyrodyne stock, as required by Item 5 of Schedule 14A,3 Defendants have deprived Gyrodyne’s shareholders of legally mandated and plainly material information about the financial and other interests in Gyrodyne of the persons soliciting their proxies.

3 Item 5 of Schedule 14A requires a form of proxy to describe “any substantial interest, direct or indirect, by security holdings or otherwise...of each participant in the registration...in any matter to be acted upon at the meeting,” including, interalia, “the amount of each class of securities of the registrant which the party owns beneficially, directly or indirectly;” “the amount of each class of securities of the registrant which the participant owns of record but not beneficially;” and “with respect to all securities of the registrant purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased and sold on each such date.”

The form of proxy attached to the Bulldog 2007 Proxy is also materially false and misleading in that it fails to meet the requirements of Rule 14a-4.4  The Bulldog 2007 Proxy misinforms the Company’s shareholders of the options they have when voting by proxy.  Specifically, the form of proxy fails to identify in bold face type on whose behalf the solicitation is made; fails to identify clearly and impartially each matter to be acted upon; and fails to provide the required instructions and explanations concerning the election of directors.
Defendants made the misstatements and omissions in the Bulldog 2007 Proxy Statement with knowledge that they were violating Section 14(a) and Rules 14a-3, 14a-4 and 14a-9.   Defendants were put on notice that their form of proxy was false and misleading and violated the SEC’s requirements by virtue of the comment letter it received from the SEC in connection with its 2006 Proxy.  (See Maroney Decl., Ex. F.)  Bulldog’s contempt for the regulations promulgated by Congress and SEC to protect shareholders and to give the investing public the information necessary to make an informed investment is underlined by Dakos’ December 4, 2006 letter to the SEC, refusing to amend their 2006 Proxy Statement to conform to the requirements of the Exchange Act and the rules promulgated thereunder.  It is likely that Defendants once again disregarded the SEC Staff comments in 2007 and filed the definitive Bulldog 2007 Proxy Statement with the SEC without receiving approval from the SEC regarding the Bulldog Preliminary Proxy in violation of Rule 14a-6.5
F.	The False and Misleading Bulldog Letter
The Bulldog Letter, sent to Gyrodyne’s shareholders in connection with the Bulldog 2007 Proxy is improperly disparaging, and materially false and misleading.  For example, the Bulldog Letter falsely claims that “millions of dollars have been squandered due to mismanagement” asserting that Gyrodyne’s management waited two years to default one of its tenants that had stopped paying rent after only four months of tenancy, and management waited two years to take any action and failed to prosecute an eminent domain claim against the State of New York diligently.  Contrary to Bulldog’s claims, however, the tenant continued to make partial payments until early 2007.  Gyrodyne filed a notice of default one month after the tenant stopped paying rent and evicted the tenant within three months.  Similarly, despite Bulldog’s claims, Gyrodyne has diligently litigated its eminent domain claims against the State of New York and is now awaiting a trial date.  (Maroney Decl., ¶ 44.)

4 Rule 14a-4(a) & (b) requires, interalia, that a form of proxy “indicate in boldface type whether or not the proxy is solicited on behalf of the registrant’s board of directors, or...on whose behalf the solicitation is made;” “identify clearly and impartially each separate matter intended to be acted upon, whether or not related to or conditioned on the approval of other matters, and whether proposed by the registrant or by security holders;” and to “clearly provide” the specified instructions and explanations with regard to voting for directors.

5 Rule 14a-6 requires that “[f]ive preliminary copies of the proxy statement and form of proxy shall be filed with the Commission at least 10 calendar days prior to the date definitive copies of such material are first sent or given to security holders.”

The Bulldog Letter falsely claims that Gyrodyne’s management and the Board lack the requisite expertise to manage the Company’s real estate holdings, and as a result “cost shareholders $15 million” because “management failed to meet a capital call on its interest in a Florida land partnership” and “let an offer of at least $100 million for [Gyrodyne’s Long Island] property slip away.”  These statements too are demonstrably false.  Indeed, Gyrodyne made a business decision not to invest additional resources in the Florida project because it was not profitable and had not provided any cash return to Gyrodyne since 1991, and Gyrodyne has never received a bona fide $100 million offer for its Long Island property much less let one “slip away”.  (Maroney Decl., ¶ 45.)
Bulldog’s claim that Gyrodyne’s management and Board lack any real estate experience is also plainly false.  To the contrary, one of Gyrodyne’s outside directors, Nader Salour has significant real estate experience, another, Ronald Macklin, has experience with eminent domain, and Gyrodyne’s CEO has been involved in real estate lending and investment for many years during his thirty-five year career in commercial banking and in property management since 1996.  (Maroney Decl., ¶ 46.)  The Bulldog Letter also makes the scurrilous accusation that Gyrodyne’s management has “been getting paid just for showing up” and that Gyrodyne’s CEO does no work, and spends his day “endorsing a few rent checks and reviewing interest statements from the bank.”  Bulldog has nobasis for these false claims, in blatant violation of Rule 14a-9.  (Maroney Decl., ¶ 47.)  The Bulldog Letter further falsely claims that, in 2002, Gyrodyne sold “a valuable parcel of property for a lowball price of $5.4 million.”  In fact, the parcel was sold for a price that exceeded a market valuation conducted in January 2002 by a nationally recognized valuation firm.  (Maroney Decl., ¶ 48.)  The Bulldog Letter also falsely suggests that management misrepresented that a claim by DPMG, Inc. d/b/a Landmark National (“Landmark”), relating to the company’s eminent domain claim against the State of New York, was without merit because the Company later entered into a consulting agreement with Landmark.  The Bulldog Letter mischaracterizes the consulting agreement as a “settlement” of a claim by Landmark to certain condemnation proceeds arising out of the eminent domain claim.  In fact, however, the agreement between the company and Landmark included recognition of services provided by Landmark between October 2004 and October 2006, provided for ongoing services and negated Landmark’s previous claim to 10 percent of the eventual proceeds of the eminent domain claim against the State of New York.  (Maroney Decl., ¶ 49.)

The Bulldog Letter also falsely claims that Gyrodyne’s stock trades for 25 percent of its “intrinsic value” of $200 per share because “management is not credible”.  The Bulldog letter falsely claims that Gyrodyne’s management has valued the Company’s assets at $200 per share; however, only by distorting managements valuations, failing to consider taxes, transaction costs, the time necessary to liquidate real estate assets and other significant expenses, does Bulldog manufacture this inflated “intrinsic value.”  The Bulldog letter, moreover, fails to disclose that Bulldog itself does not value Gyrodyne at $200 per share, having offered to acquire Gyrodyne in 2006 for $48 per share.  (Maroney Decl., ¶ 50.)
ARGUMENT
Gyrodyne seeks a preliminary injunction enjoining Defendants from soliciting proxies pursuant to the Bulldog 2007 Proxy and the Bulldog Letter and requiring Defendants to make corrective disclosures to the Bulldog 2007 Proxy rectifying their material violations of the Exchange Act.
Courts in this Circuit and elsewhere consistently enjoin fraudulent proxy statements where, as here, the party seeking a preliminary injunction establishes: “‘(1) irreparable harm and (2) either (a) a likelihood of success on the merits, or (b) sufficiently serious questions going to the merits to make them fair ground for litigation, plus a balance of hardships tipping decidedly in favor of the moving party.’”  ICN Pharms., Inc. v. Khan, 2 F.3d 484, 490 (2d Cir. 1993) (citations omitted).  Gyrodyne is entitled to injunctive relief here because: (i) Defendants’ false and misleading proxy statement violates Section 14(a) of the Exchange Act and the federal proxy rules promulgated thereunder; (ii) absent such relief Defendants’ misconduct will irreparably harm Gyrodyne and its shareholders by depriving the shareholders of the ability to make a fully informed vote at Gyrodyne’s December 5, 2007 Annual Meeting; and (iii) the balance of the equities tips decidedly against Defendants and their false and misleading proxy under either formulation.  SeeMills v. Electric Auto-Lite Co., 396 U.S. 375, 383 (1970) (“[u]se of a solicitation that is materially misleading is itself a violation of law . . . injunctive relief would be available to remedy such a defect if sought prior to the stockholders' meeting”); In re W.T. Grant Co., 6 B.R. 762, 766 (Bankr. S.D.N.Y. 1980) (“[p]reliminary injunctions are commonly granted to avoid injury from violations of the 1934 Act provisions”), transferred, 13 B.R. 1001 (S.D.N.Y. 1981).

POINT I
GYRODYNE WILL SUCCEED ON THE MERITS OF ITS
SECTION 14(a) CLAIMS AGAINST DEFENDANTS

Gyrodyne will succeed on the merits of its claims against Defendants because the Bulldog Proxy plainly violates Section 14(a) of the Exchange Act and Rules 14a-3, 14a-6 and 14a-9 promulgated thereunder.  Section 14(a) makes it unlawful to solicit any proxy “in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors.”  15 U.S.C. § 78n(a).
A claim under Section 14(a) is established where, as here: (i) proxy solicitation materials contain false or misleading statements of material facts or omit to state material facts necessary in order to make the statements made not false or misleading; (ii) the misstatement or omission of material facts was the result of knowing, reckless or negligent conduct; and (iii) the proxy solicitation was an essential link in effecting the proposed corporate action.  SeeHalpern v. Armstrong, 491 F. Supp. 365, 378 (S.D.N.Y. 1980); seealsoWilson v. Great Am. Indus., Inc., 855 F.2d 987, 995 (2d Cir. 1988); Lichtenberg v. Besicorp Grp. Inc., 43 F. Supp. 2d 376, 385 (S.D.N.Y. 1999), appeal dismissed, 204 F.3d 397 (2d Cir. 2000).
The Bulldog 2007 Proxy omits material information required by Item 7 of Schedule 14A and Rule 14a-3,6  which is necessary to make the Bulldog 2007 Proxy not false and misleading under Rule 14a-9(a).  Moreover, both the Bulldog 2007 Proxy and the Bulldog Letter contain material misrepresentations, in violation of Rule 14a-9.

6 Section 14(a) authorizes the SEC to promulgate rules to protect shareholders from abuse in the solicitation of proxies.  The SEC has promulgated a regulatory framework designed to ensure that those seeking the authority to vote shareholders’ proxies provide shareholders with all material information necessary to make an informed decision about the character, integrity and intentions of the persons seeking their proxy.  SeeMills, 396 U.S. at 381 (“[f]air corporate suffrage is an important right that should attach to every equity security bought on a public exchange”).  Specifically, Rule 14a-3 provides that no proxy solicitation “shall be made unless each person solicited is concurrently furnished or has previously been furnished with . . . [a] publicly-filed preliminary or definitive written proxy statement containing the information specified in Schedule 14A.”  17 C.F.R. § 240.14a-3.   Item 7 of Schedule 14A details the information required to be included if a proxy solicitation involves action to be taken with respect to the election of directors; with regard to a director nominee, Item 7 requires the disclosure of, among other things, the nominee’s involvement in any proceedings adverse to the registrant, the nominee’s transactions involving the registrant and the nominee’s independence.  Furthermore, Rule 14a-9 prohibits proxy solicitation “by means of any proxy statement, form of proxy notice of meeting or other communication, written or oral, containing any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.”  17 C.F.R. § 240.14a-9(a).

A.	The Bulldog 2007 Proxy and The Bulldog Letter Are Replete with Material Misrepresentations and Omissions
1.	The Bulldog 2007 Proxy Misrepresents The Bulldog Nominees’ Fitness To Serve As Directors
The Bulldog Proxy omits any information concerning Bulldog’s sordid history of violating the federal securities laws, and abusing the proxy process for its own gain – information that is required to be disclosed by Item 7 of Schedule 14A and Rule 14a-3 and that is plainly material to investors determining whether to grant Bulldog’s nominees their votes.  Courts have recognized that such omissions are sufficient to constitute a violation of Rule 14a-9.  See, e.g.,Berkman v. Rust Craft Greeting Cards, Inc., 454 F.Supp. 787, 791-92 (S.D.N.Y. 1978) (failure to disclose “track” record of director seeking reelection was material defect under Rule 14a-9); Lebhar Friedman, Inc. v. Movielab Inc., No. 86 Civ. 9965 (SWK), 1987 WL 5793, *4 (S.D.N.Y. Jan. 13, 1987) (information regarding past business experience of incumbent director up for reelection is “clearly material” to shareholders’ evaluation of the proxy statement); SEC v. Goldfield Deep Mines Co., 758 F.2d 459, 466-7 (9th Cir. 1985) (affirming that SEC violations with in five years of the filing of the proxy statement must be disclosed); seealso Exchange Act Release No. 1006, [1978 Transfer Binder] Fed. Sec. L. Rep. (CCH) ¶ 81,649 (July 28, 1978) (“The categories of information about officers’ and directors’ involvement in litigation are material to investors.  They represent factual indicia of past management performance in areas of investor concern”); seegenerally TSC Indus., Inc. v. Northway, Inc., 426 U.S. 438, 449 (1976) (“an omitted fact is material if there is a substantial likelihood that a reasonable shareholder would have considered the fact important in deciding how to vote”).

For example, in Bertoglio v. Texas Int’l Co., 488 F. Supp. 630, 661 (D. Del. 1980), the nominee, like Defendants here, had a history as a “‘recidivist’ securities law violator.”  The court in Bertoglio held that, pursuant to Section 14(a) and the rules promulgated thereunder, the defendants’ proxy materials should have disclosed that history.  In this regard, the court found that defendants’ proxy materials failed to disclose that one of the nominee’s was the subject of an SEC Consent Decree barring him from serving as an officer or director of an investment company without first obtaining the SEC’s permission, and that he had been a defendant in at least four lawsuits alleging securities laws violations.  The court held that:
[w]ithout question, [Section] 14(a) of the [Exchange] Act and the proxy solicitation rules adopted by the S.E.C. require that shareholders be informed of relevant information regarding a nominee’s business experience, involvement in legal proceedings concerning securities violations, and general fitness to hold office.
Id.  The court further observed that the failure to disclose the SEC consent decree was material, and that the pendency of the lawsuits should have been disclosed as the allegations:
relate directly to [the nominee’s] discharge of his fiduciary duties and obligations and his forthrightness in certain securities transactions, rather than to matters wholly unconnected with the purpose for which the proxies were solicited.”
Id. at 661.
Similarly, in Robinson v. Penn Central Co., 336 F. Supp. 655, 658 (E.D. Pa. 1971), a proxy statement distributed by the corporation was found to violate Section 14(a) because it failed to disclose that certain past board members were defendants in multiple lawsuits alleging fraud against the company and breach of fiduciary duty, and that some of the current board members were selected by those former members.  The court held that such information was material and its omission a violation of the Exchange Act, noting that shareholders “would look with jaundiced eye upon a plan and proposed directors bearing such an imprimatur.”

Here, the Bulldog 2007 Proxy also fails to disclose material information about Defendants’ past violations of federal proxy rules, and Bulldog’s history of using the proxy process to enrich itself without regard to the interest of the shareholders they seek to represent.  Plainly Defendants’ violation of the federal proxy rules last year and again this year “relates directly to [their] . . . forthrightness in certain securities transaction” and would be material to Gyrodyne’s shareholders.  Bertoglio, 488 F. Supp. at 661.  Indeed, the SEC has told Defendants as much.  (Maroney Decl., Ex F (noting that the “proxy statement has been disseminated with material omission” and recommending that Defendants “revise the proxy statement” to, among other things, “affirmatively indicate the participants have committed a federal securities law violation.”).)  Similarly, Bulldog’s rapacious history of putting its own interests ahead of those of other shareholders is likewise clearly material to shareholders who must decide whether to place Bulldog’s nominees on Gyrodyne’s Board of Directors.  See Bertoglio, 488 F. Supp. at 661 (requiring disclosure of information “relat[ing] directly to [a nominee’s] discharge of his fiduciary duties”).
2.	The Bulldog Letter Contains Material Misrepresentations
The Bulldog Letter also plainly violates Rule 14a-9.  Rule 14a-9 prohibits any solicitation “by means of any proxy statement, form of proxy, notice of meeting or other communication, written or oral, containing any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.”  17 C.F.R. § 240.14a-9(a).   The Bulldog letter is a written communication sent to Gyrodyne’s shareholders urging them to vote for the proposals set forth in the Bulldog 2007 Proxy, and, accordingly, is subject to Rule 14a-9.
The Bulldog Letter is replete with misrepresentations and outright falsehoods about Gyrodyne and its management.  As the note to Rule 14a-9 states, “material which directly or indirectly impugns the character, integrity or personal reputation...without factual foundation” is considered “misleading within the meaning of this rule.” 17 C.F.R. § 240.14a-9(note).  As described above, the allegations in the Bulldog Letter not only lack factual foundation, they are demonstrably untrue.  Accordingly, the Bulldog letter also violates Rule 14a-9.

3.	The Bulldog 2007 Proxy Fails To Include the Information Mandated by Schedule 14A As Required By Rule 14a-3
The Bulldog 2007 Proxy also fails to include much of the information mandated by Schedule 14A promulgated under Rule 14a-3.  “Rule 14a-3 imposes a requirement of disclosure.”  Allyn Corp. v. Hartford Nat’l Corp., No. H 81-912, 1982 WL 1301, at *27 (D. Conn. Mar. 30, 1982) (finding proxy materials to violate Rule 14a-3 because they omit information required to be included in Schedule 14A); see also SEC v. Kalvex Inc., 425 F. Supp. 310, 315 (S.D.N.Y. 1975) (same).  For example, the Bulldog 2007 Proxy fails to disclose the identities of all of the participants in their proxy solicitation, describe their current holdings of Gyrodyne stock and those of their affiliates or to disclose their purchases and sales of Gyrodyne stock, as required by Item 5 of Schedule 14A and Rule 14a-3.  Thus, the Bulldog 2007 Proxy omits information that the SEC has mandated must be included in proxy statements and violates Section 14(a) as a matter of law.  SeeKalvex at 315.
B.	Defendants Willfully Violated Section 14(a) In Connection With The False And Misleading Bulldog 2007 Proxy And the Bulldog Letter
There can be no doubt that Defendants acted with the requisite state of mind with regard to their willful decision to distribute the materially false and misleading Bulldog 2007 Proxy to Gyrodyne’s shareholders.  Indeed, liability under Section 14(a) requires only negligent or reckless conduct; scienter is not required.  SeeWilson, 855 F.2d at 995 (holding that plaintiffs need only demonstrate negligence in order to establish liability under Rule 14a-9, although the defendants’ “nondisclosure was a deliberate decision [that] demonstrates a culpable state of mind far in excess of negligence”); Lichtenberg, 43 F. Supp. 2d at 384-85 (“[t]o establish a violation of Section 14(a) of the [Exchange] Act and Rule 14a-9 . . . negligent misrepresentation is sufficient – plaintiffs need not plead or prove scienter”).
In this regard, the Bulldog 2007 Proxy is Defendants’ second attempt to mislead Gyrodyne’s shareholders into voting for their self-serving proposals by means of a materially false and misleading proxy statement.  Moreover, in November 2006, when Defendants mailed a nearly identical proxy statement to Gyrodyne’s shareholders), the SEC Staff issued a comment letter to Defendants and instructed them to revise the proxy statement to, among other things, affirmatively indicate to shareholders that Goldstein, Dakos and Brog had “committed a federal securities law violation” and that the “proxy statement has been disseminated with material omission.”  (See Maroney Decl., Ex. F.)  Although Defendants chose to ignore the SEC’s recommendations, they were clearly put on notice that their conduct was in violation of the federal securities laws and the SEC’s Rules.

Defendants’ response to the SEC’s comment letter confirms that they intentionally disregarded the SEC Staff’s comments, even though they knew that their “proxy statement . . . has been disseminated with material omissions.”  (Maroney Decl., Ex. F.)  In this regard, last year, defendant Dakos sent a letter to the SEC asserting that “there is no benefit to be gained through additional responses to staff comments” and declaring that Bulldog “did not intend to make any additional filings.”  (Maroney Decl., Ex. I.)  Their 2007 Proxy is substantially identical to the Bulldog 2006 Proxy that the SEC informed them violated the federal securities laws.  Thus, again they have sent Gyrodyne’s shareholders a proxy that the SEC has stated contained “material omissions.”  Defendants’ “deliberate decision” to disregard the SEC Staff’s recommendations or correct the identified misstatements or omissions in their proxy “demonstrates a culpable state of mind far in excess of negligence.”  Wilson, 855 F.2d at 995.
C.	The Bulldog 2007 Proxy Is An Essential Link In Effecting The Proposed Corporate Action As Required For Section 14(a) Liability
The Bulldog 2007 Proxy is an essential link in the election of Gyrodyne’s directors.  Indeed, a proxy statement distributed in the course of a proxy contest by a shareholder is undoubtedly an “essential link in the accomplishment of the transaction.”  Lone Star Steakhouse & Saloon, Inc. v. Adams, 148 F. Supp. 2d 1141, 1151 (D. Kan. 2001) (finding that the defendant shareholder’s materially misleading proxy solicitation seeking a seat on the plaintiff’s board of directors violated Rule 14a-9; the element of causation was satisfied because “all of defendant’s Proxy Statements are essential links in his proxy campaign”).
POINT II
GYRODYNE AND ITS SHAREHOLDERS WILL SUFFER
IRREPARABLE HARM IF AN INJUNCTION IS NOT GRANTED

There is also no doubt that Gyrodyne and its shareholders will be irreparably harmed unless Defendants are enjoined from soliciting proxies pursuant to their false and misleading proxy statement.  It is well-established that irreparable harm exists if “shareholders would have been deprived of their statutory right to be free from deceptive proxy solicitations and their corresponding right to an informed vote.”  Lichtenberg, 43 F. Supp. 2d at 391 (finding irreparable harm supported granting of a preliminary injunction); see also Lebhar Friedman, 1987 WL 5793, at *5 (granting preliminary injunction when the plaintiff demonstrated that in absence of an injunction, shareholders “could elect a Board of Directors based on misleading information which has been presented to them in violation of the securities laws . . . . The harm is particularly acute in this case because the directors who could be elected have been deemed unqualified to run the corporation without additional assistance”); Bender v. Jordan, 439 F. Supp. 2d 139, 177 (D.D.C. 2006) (an injunctive remedy is the “preferred” remedy because it “vindicates the stockholder right at issue – the right to receive fair disclosure of the material facts necessary to cast a fully informed vote – in a manner that later monetary damages cannot”), appeal dismissed, No. 06-7141, 2007 WL 1577848 (D.C. Cir. Jan. 11, 2007); Lone Star, 148 F. Supp. 2d at 1150 (finding irreparable harm in the context of a misleading proxy solicitation supported granting injunctive relief).

Courts have consistently found that irreparable harm exists in cases of “noncompliance with the disclosure provisions of the various federal securities laws.”  MONY Grp., Inc. v. Highfields Capital Mgmt, L.P., 368 F.3d 138, 148 (2d Cir. 2004) (finding irreparable harm would result from a proxy solicitation that failed to comply with Rule 14a-3, which was “intended to level somewhat the playing field for proxy contestants and to force disclosures that promote informed shareholder voting”).  “Irreparable injury results from the use of false and misleading proxies when the free exercise of shareholders’ voting rights will be frustrated.”  Krauth v. Executive Telecard, Ltd., 890 F. Supp. 269, 287 (S.D.N.Y. 1995) (citing J. I. Case Co. v. Borak, 377 U.S. 426, 431 (1980)).
In Lichtenberg, the defendant disseminated a proxy statement concealing the fact that the proposed merger agreement at issue would result in the termination of a derivative suit, barring a potential recovery by the shareholders.  In granting injunctive relief, the court held that “the deprivation of the shareholders’ opportunity to make a fully informed decision and vote with respect to the merger” constituted irreparable harm.  43 F. Supp. 2d at 390.  Similarly, in Lone Star, the defendant shareholder distributed a misleading proxy statement to other shareholders of the plaintiff corporation.  The plaintiff corporation sought injunctive relief requiring the defendant to make corrective disclosures.  The court held that the defendant’s false and misleading proxy statement would cause irreparable harm absent injunctive relief because “the free and intelligent voting rights of [the plaintiff corporation]’s shareholders will be forfeited if such votes are exercised based upon false or misleading information.”  148 F. Supp. 2d at 1150.  The court further noted that an injunction was appropriate regardless of whether the defendant was successful at winning a seat on the board based on the false and misleading proxy statement because the plaintiff corporation would “be irreparably injured in that its shareholders will have negative impressions of the Board based upon allegedly false and misleading information disseminated by defendant during the proxy dispute.”  Id.

Here, as in Lichtenberg and Lone Star, Gyrodyne and its shareholders are at risk of suffering irreparable harm absent an injunction.  If Defendants are permitted to solicit proxies, absent corrective disclosures, Gyrodyne’s shareholders will cast their votes without knowledge of Bulldog’s sordid background and self-interested motives and the shareholder protections implemented by the SEC pursuant to the Exchange Act will be eviscerated.  Accordingly, unless the Court enjoins Defendants from soliciting proxies pursuant to their incomplete, false and misleading proxy statement, Gyrodyne and its shareholders will be irreparably harmed and Defendants will effectively deprive Gyrodyne shareholders of their right to cast an informed vote.  Monetary damages would not adequately compensate Gyrodyne or its shareholders for the harm done to Gyrodyne and its shareholders if Defendants’ false and misleading proxy solicitation is not enjoined and thereby corrupts the election of directors.
POINT III
THE BALANCE OF HARDSHIPS WEIGHS IN FAVOR
OF GRANTING INJUNCTIVE RELIEF

The balance of hardships clearly favors granting the injunctive relief sought here by Gyrodyne.  As explained above, the Bulldog 2007 Proxy misstates or omits material information regarding Defendants’ background, their character and integrity, and their true motives.  Seesupra at Point I, Section A.1.  Furthermore, as explained above, Gyrodyne and Gyrodyne’s shareholders will suffer irreparable harm in the absence of injunctive relief.  Seesupra at Point II.  The only possible injury to Defendants is the inconvenience and potential financial cost of making corrective disclosures in connection with their solicitation of Gyrodyne shareholders.  This hardship is decidedly less severe than that to which Gyrodyne and its shareholders would be subjected if Defendants succeeded in their proxy contest by unlawful means.  Furthermore, while Gyrodyne’s shareholders have a statutory right to an informed vote, Defendants have no corresponding right to violate the federal securities laws and the SEC’s Rules.

Lone Star is instructive in this regard.  In Lone Star, the defendant sought a seat on the plaintiff’s board of directors via a proxy contest.  148 F. Supp. 2d at 1143.  The court found that the defendant’s proxy solicitation contained materially misleading misstatements and omissions regarding, among other things, the level of shareholder support the defendant garnered.  Id. at 1152.  In concluding that the balance of hardships clearly favored the plaintiff corporation, the court noted that the corporation was “subject to irreparable injury to its reputation and shareholder trust at a minimum, and may be subject to a major change in its Board of Directors based upon allegedly false and misleading information,” while the defendant’s hardship in preparing and filing a corrective disclosure was “minimal.”  Id. at 1150.
POINT IV
GYRODYNE IS ENTITLED TO EXPEDITED DISCOVERY

“Expedited discovery is often available in cases where preliminary relief is sought.”  Advanced Portfolio Techs., Inc. v. Advanced Portfolio Techs. Ltd., No. 94 CIV. 5620, 1994 WL 719696, at *3 (S.D.N.Y. Dec. 28, 1994) (granting request to take expedited discovery in connection with a motion for a preliminary injunction).  Courts have repeatedly granted expedited discovery in advance of hearing a motion for preliminary injunctive relief.  See, e.g., North Face Apparel Corp. v. TC Fashions, Inc., No. 05 Civ. 9083, 2006 WL 838993, at *1 (S.D.N.Y. Mar. 30, 2006) (granting expedited discovery in advance of preliminary injunction hearing); Housing Works, Inc. v. City of New York, 72 F. Supp. 2d 402, 415 (S.D.N.Y. 1999) (same), appeal dismissed, 203 F.3d 176 (2d Cir. 2000); Lichtenberg, 43 F. Supp. 2d at 384 (same); Twentieth Century Fox Film Corp. v. Mow Trading Corp., 749 F. Supp. 473, 475 (S.D.N.Y. 1990) (same).
As established above, the record demonstrates that Defendants have engaged in violations of the Exchange Act.  However, in order to establish definitively and  expeditiously Defendants’ wrongful conduct in connection with a hearing on Gyrodyne’s motion for a preliminary injunction, and to thereby prevent the threatened harm to Gyrodyne and its shareholders, Gyrodyne seeks: (1) expedited production of documents, including documents concerning Defendants’ purposes, plans and intentions with respect to Gyrodyne and its Board of Directors; (2) expedited depositions in accordance with Rule 30(b)(6) of the Federal Rules of Civil Procedure of a designated officer, director or managing agent of defendants Full Value and Bulldog with respect to these and other issues; and (3) the expedited deposition of defendant Goldstein with respect to these and other issues.  Gyrodyne’s requests for document and deposition testimony are attached as Exhibit A to the accompanying Declaration of Martin L. Seidel.  Under these circumstances, expedited discovery in connection with a motion for a preliminary injunction is both appropriate and necessary.

A.	Gyrodyne Is Entitled To Limited Expedited Discovery Prior to the Annual Meeting on December 5, 2007
In determining whether expedited discovery is appropriate, courts in this circuit apply a reasonableness, or good cause, test.  Ayyash v. Bank Al-Madina, 233 F.R.D. 325, 327 (S.D.N.Y. 2005).  In granting expedited discovery, the Ayyash court applied the good cause test because “in deciding on a matter merely of regulating the timing of discovery, it makes sense to examine the discovery request . . . on the entirety of the record to date and the reasonableness of the request in light of all the surrounding circumstances.”  Id. at 327 (internal quotations omitted) (emphasis in original).
Gyrodyne easily meets this test.  Here, Defendants mailed the 2007 Bulldog Letter to Gyrodyne shareholders on November 16, 2007, and are attempting to solicit proxies to be voted at Gyrodone’s Annual Meeting that is to be held on December 5, 2007.  To be effective, Gyrodyne must obtain injunctive relief before the December 5, 2007 Annual Meeting and have only ten (10) days to conduct discovery in advance of the Annual Meeting.  Moreover, the limited discovery Gyrodyne seeks is directly related to ascertaining facts bearing on Defendants’ violations of the Exchange Act.  Furthermore, the injury that would result to Gyrodyne and its shareholders without expedited discovery is greater than any injury Defendants would suffer if expedited discovery is granted.  SeeKeyBank Nat’l Ass’n v. Quality Payroll Sys., Inc., No. CV 06-3013, 2006 WL 1720461, at *5 (E.D.N.Y. June 22, 2006) (“the injury which Keybank faces in not having [the defendant] provide its customer documentation to Keybank is far greater than in directing [the defendant] to provide it.  This factor also satisfies the so-called ‘reasonableness test’ for expedited discovery”).

CONCLUSION
For all of the foregoing reasons, Gyrodyne respectfully requests that this Court grant its motion for a preliminary injunction against Defendants, and order limited expedited discovery.

Dated:	New York, New York
November 26, 2007

Respectfully Submitted,

By: ____________________________________
Attorneys for Plaintiff Gyrodyne Company of America, Inc.

Martin L. Seidel (MS-9459)
martin.seidel@cwt.com
CADWALADER, WICKERSHAM & TAFT LLP
One World Financial Center
New York, New York 10281
Tel: (212) 504-6000
Fax: (212) 504-6666

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF NEW YORK

Gyrodyne Company of America, Inc., Plaintiff, - against - Full Value Partners L.P., Bulldog Investors General Partnership, Phillip Goldstein, Andrew Dakos and Timothy Brog, Defendants.	No. 07 cv 4857 (FB)(ETB)

DECLARATION OF STEPHEN V. MARONEY
I, Stephen V. Maroney, pursuant to 28 U.S.C. § 1746, declare:
1.           I am the Chief Executive Officer of Gyrodyne Company of America, Inc. (“Gyrodyne” or the “Company”).  I submit this declaration in support of the motion for a preliminary injunction and expedited discovery filed by plaintiff Gyrodyne on November 26, 2007.     Except as otherwise set forth herein, the information in this Affidavit is based upon my personal knowledge, conversations with employees of Gyrodyne, and my review documents and other information provided to me by counsel.
2.           Gyrodyne is a New York corporation with its principal place of business in St. James, New York.
3.           I understand that Bulldog Investors General Partnership (“Bulldog”) is a partnership organized under the laws of New York that manages and advises investment funds.  I also understand that Bulldog describes itself an “activist” investor, whose tactics include amassing a significant percentage of a target company and then “putting pressure on management” to take actions that may cause the market price of the share to rise temporarily, by publicly campaigning for, among other things, “liquidation, a share buyback, a self-tender.”  A copy of a Bulldog marketing brochure, which was submitted as exhibit A to the complaint filed in the adjudicatory proceeding captioned In the Matter of Bulldog Investors General Partnership, Opportunity Partners L.P., Full Value Partners L.P., Opportunity Income Plus Fund L.P., Kimball & Winthrop, Inc., Full Value Advisors, LLC, Spar Advisors, LLC, Phillip Goldstein, Steven Samuels, Andrew Dakos and Rajeev Das, Docket No. E-07-0002 (the “Massachusetts Action”), is attached hereto as Exhibit A.

4.           I understand that Full Value Partners L.P. (“Full Value”) is a limited partnership organized under the laws of Delaware, with its principal place of business in New Jersey.  Full Value is one of the “investment vehicles” marketed by Bulldog.  Bulldog describes Full Value as a “fund that concentrates on taking substantial positions in undervalued operating companies and closed-end mutual funds” and that “acts as a catalyst to ‘unlock’ these values through proprietary means.”  A copy of a Bulldog marketing presentation, which was submitted as exhibit C-3 to the complaint filed in the Massachusetts Action, is attached hereto as Exhibit B.
5.           I understand that Phillip Goldstein (“Goldstein”) is a resident of New York and a co-founder and principal of Bulldog and a managing member of Full Value Advisors LLC, the general partner of Full Value.   As described in this Complaint, Goldstein has a history of disregarding the laws, rules and regulations that govern the United States capital markets.
6.           I understand that Andrew Dakos (“Dakos”) is a resident of New Jersey and a principal of Bulldog and a managing member of Full Value Advisors LLC, the general partner of Full Value.  Dakos has been working with Goldstein since at least 1999, when he became a principal of Bulldog.  Dakos has been involved with many of the self-serving schemes devised by Bulldog and Goldstein.
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7.           I understand that Timothy Brog (“Brog”) is a resident of New York and a principal of Locksmith Capital Management.  He has been nominated by Bulldog as part of a slate of directors in at least one other proxy contest.
8.           Bulldog, Full Value, Goldstein, Dakos and Brog are referred to herein collectively as the “Defendants.”
9.           On  November 9, 2007, the Defendants filed with the Securities and Exchange Commission (“SEC”) and on or around November 12, 2007 began sending to Gyrodyne’s shareholders a false and misleading proxy statement (the “Bulldog 2007 Proxy”) to solicit the proxies of Gyrodyne’s unsuspecting shareholders: (i) to place three representatives of Bulldog onto Gyrodyne’s Board of Directors; and (ii) to dismantle the shareholder rights plan that protects Gyrodyne’s shareholders against inadequate and coercive takeover proposals.  On or around November 16, 2007, Defendants filed with the SEC and distributed to Gyrodyne’s shareholders a false, misleading and disparaging letter (the “Bulldog Letter”) urging Gyrodyne’s shareholders to vote in favor of the proposals set forth in the Bulldog 2007 Proxy.  Copies of the Bulldog 2007 Proxy and Bulldog Letter are attached hereto as Exhibits C and D.
10.           The Bulldog 2007 Proxy is Defendants’ second attempt to mislead Gyrodyne’s shareholders into voting for their self-serving proposals by means of a materially false and misleading proxy statement.  Indeed, on or about November 14, 2006, Defendants mailed a nearly identical proxy statement to Gyrodyne’s shareholders (the “Bulldog 2006 Proxy”) without pre-clearing it with the SEC.  Like the proxy disseminated by Defendants this year, the Bulldog 2006 Proxy proposed: (i) the election of Defendants Goldstein, Dakos and Brog to Gyrodyne’s Board of Directors and (ii) the dismantling of Gyrodyne’s shareholder rights plan.  Moreover, Defendants knew when they mailed the Bulldog 2006 Proxy that their proposals were untimely under the Company’s by-laws and could not be presented at Gyrodyne’s annual meeting; however, Defendants failed to disclose to Gyrodyne’s shareholders that granting their proxy to Defendants would effectively deprive them of their vote.  When Gyrodyne held its annual shareholders’ meeting on December 7, 2006, Bulldog’s proxy was ruled out of order and the proxies Defendants had obtained were not counted.  A copy of the Bulldog 2006 Proxy is attached hereto as Exhibit E.
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11.           I understand that when the SEC learned that the Defendants had mailed their proxy to shareholders without first receiving clearance from the staff of the SEC’s Division of Corporate Finance (the “SEC Staff”) as required under the federal securities laws, the SEC Staff issued a comment letter to Defendants and instructed them to revise the proxy statement to, among other things, affirmatively disclose to shareholders that the “participants” in Defendants’ solicitation, Messrs. Goldstein, Dakos and Brog, had violated the federal securities laws and that the proposals contained in the proxy failed to comply with the advance notice requirements contained in Gyrodyne’s by-laws and were “accordingly at risk of not being counted.”  A copy of the letter from Nicholas P. Panos, Special Counsel, SEC, dated November 29, 2006, is attached hereto as Exhibit F.
12.           This year, Defendants are once again seeking to solicit proxies with a nearly identical proxy statement.  On October 10, 2007, the Defendants filed a preliminary proxy statement (the “Bulldog Preliminary Proxy”) with the SEC which was substantially identical to the Bulldog 2006 Proxy.  A copy of the Bulldog Preliminary Proxy is attached hereto as Exhibit G.
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13.           On November 9, 2007, Defendants filed the definitive Bulldog 2007 Proxy, which failed to address the numerous material omissions, misstatements and deficiencies contained in their Preliminary Proxy.  On or about November 12, 2007, Bulldog began to distribute the Bulldog 2007 Proxy.  On or around November 16, 2007, Defendants filed with the SEC and distributed to Gyrodyne’s shareholders the false, misleading and disparaging Bulldog Letter urging Gyrodyne’s shareholders to vote in favor of the proposals set forth in the Bulldog 2007 Proxy.  See Exhibits C and D.
14.           The Bulldog 2007 proxy omits, among other things, any disclosure that defendants Goldstein, Dakos and Brog violated the federal securities law in soliciting Gyrodyne shareholders last year (and again this year); that, indeed Defendants Goldstein, Dakos and Bulldog have a history of violating SEC Rules and federal and state laws put in place to protect shareholders; that Defendants Goldstein, Dakos and Bulldog have on numerous occasions taken stakes in other companies or sought representation on company boards in order to enrich themselves at the expense of the targeted company and its public shareholders.
15.           Likewise, Defendants also fail to disclose Bulldog’s violation of state securities laws.  For example, the Bulldog 2007 Proxy omits any mention of the fact that defendants Goldstein, Dakos, Full Value and Bulldog have been found to have illegally solicited investors to purchase unregistered investments in Bulldog’s Funds in violation of Massachusetts laws.  It is my understanding that, on October 17, 2007, the Massachusetts Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts ruled that Bulldog, Full Value, Goldstein and Dakos had violated Massachusetts securities laws by offering unregistered securities for sale in that state and illegally soliciting investors through Bulldog’s website.  A copy of the Final Order in the Massachusetts Action adopting the finding by the Massachusetts Securities Division Officer that defendants Goldstein, Dakos, Full Value and Bulldog had committed a violation of Massachusetts securities laws is attached hereto as Exhibit H.
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16.           Defendants’ proxy similarly omits any disclosure of Bulldog’s history of corporate raiding and “greenmail”.  In this regard, it is my understanding that Bulldog routinely launches proxy contests to force target companies to sell assets, buy back shares or buyout Bulldog’s stake at a premium.  According to their own marketing materials, Bulldog, Goldstein and Dakos describe themselves as “activists” that “unlock value” by engaging in proxy contests (over two dozen in the past eight years).
17.           The false and misleading Bulldog Letter, moreover, is riddled with misrepresentations and false and unsupported accusations of mismanagement and waste.  It falsely impugns the character, integrity and skill of Gyrodyne’s management and Board of Directors in an improper effort to sway shareholders to vote their shares for Bulldog.
18.           It is my understanding that Defendants Goldstein, Dakos and Bulldog have a track record of disregarding laws intended to protect investors.
19.           Indeed, the Bulldog 2007 Proxy fails to disclose that on or about November 14, 2006, Bulldog mailed the Bulldog 2006 Proxy, which was nearly identical to the Bulldog 2007 Proxy, to Gyrodyne shareholders without receiving the requisite clearance from the SEC.
20.           Like the Bulldog 2007 Proxy Statement, the Bulldog 2006 Proxy Statement: (i) nominated Goldstein, Dakos and Timothy Brog as directors and (ii) proposed to abolish Gyrodyne’s Shareholder Rights Plan.  Like the Bulldog 2007 Proxy Statement, the Bulldog 2006 Proxy Statement was materially misleading and failed to include information required by the federal securities laws.
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21.           It is my understanding that, on November 29, 2006, after learning that Defendants had mailed the Bulldog 2006 Proxy to Gyrodyne’s shareholders, the SEC issued a comment letter to Bulldog.  Among other things, the SEC letter informed Defendants that:
Because a preliminary proxy statement was not first filed [with the SEC as required by Rule 14a-6], the participants in the solicitation [Defendants] violated Rule 14a-6 of Regulation 14A.  Please revise the proxy statement to affirmatively indicate the participants have committed a federal securities law violation.  (emphasis added).
It is my understanding that the SEC further instructed Bulldog to disclose that, because it had been notified by Gyrodyne that its proxy failed to comply with the advance notice requirements contained in Gyrodyne’s by-laws, any proxies delivered to Defendants were at risk of not being counted and their proposals were untimely and would be ruled out of order by Gyrodyne.  It is my understanding that the SEC also instructed Defendants to revise their proxy to identify all of their affiliates and other persons who were participating in the solicitation, as well as their holdings, if any, of Gyrodyne stock.  Indeed, the SEC Staff’s letter stated that “[t]he proxy statement . . . has been disseminated with material omissions.”   See Ex. F.
22.           It is my understanding that, in response to the SEC’s comment letter, Defendant Dakos sent a letter to the SEC, dated December 4, 2006 (the “Bulldog Response Letter”), refusing to make any of the revisions required by the SEC to bring the proxy in compliance with its rules.  It is my understanding that, in that letter, Dakos complained that “[s]ome of the proxy rules and procedures are almost certainly unconstitutional,” that “[t]oo many staff comments deal with minutiae,” that “there is no benefit to be gained through additional responses to staff comments” and stated that Bulldog “did not intend to make any additional filings.”  A copy of the Bulldog Response Letter, is attached hereto as Exhibit I.
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23.           The Bulldog 2007 Proxy fails to disclose Defendants’ violation of and previous refusal to comply with applicable SEC Rules or the federal securities laws in connection with the Bulldog 2006 Proxy.
24.           The Bulldog 2007 Proxy also does not disclose that Defendants proceeded with their 2006 proxy solicitation knowing that their proxy was untimely under Gyrodyne’s by-laws, effectively disenfranchising those Gyrodyne shareholders that granted Defendants their proxies.  In this regard, the Defendants were notified at least three times by the Company prior to their solicitation and voting that their proxies would be ruled out of order under the Company’s by-laws, but even so, Defendants solicited proxies from the Company’s shareholders and presented a ballot at the Company’s 2006 annual meeting, purportedly voting in favor of Messrs. Goldstein, Dakos and Brog and Bulldog’s proposal to abolish the Company’s shareholder rights plan.  Copies of the letters from Gyrodyne to Full Value, dated November 15, 2006 and November 30, 2006, are attached hereto as Exhibit J.  Consistent with the Company’s numerous warnings to Bulldog, Bulldog’s proposals were ruled untimely under the Company’s by-laws and the votes Defendants had obtained were not counted.
Defendants’ Previous History of Self-Interested and Unlawful Conduct
25.           Likewise, the Bulldog 2007 Proxy omits any disclosure of Goldstein’s, Dakos’ and Bulldog’s history of placing their own interests ahead of the interests of the companies they target and those companies’ other shareholders.
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26.           It is my understanding that in its marketing materials given to investors to raise capital for its Funds, Bulldog describes itself as an “activist” investor that specializes in investing in publicly traded companies.  It is my understanding Bulldog’s marketing materials explain that its technique is to amass a significant percentage of a target company and then begin “putting pressure on management” to take actions that may cause the market price of the shares to rise in the short-term, such as publicly campaigning for “liquidation, a share buyback, a self-tender”.  See Exs. A, B.  Then, when the price of the targeted company’s shares increases, albeit for the short-term, Bulldog sells its investment at a profit, and leaves the remaining shareholders with less value than they had before.  Bulldog’s investment strategies are not disclosed in the Bulldog 2007 Proxy.
27.           Among the facts omitted from the Bulldog 2007 Proxy is Defendants’ history of violating federal and state laws, as well as the rules and regulations that govern public companies.  In addition to their violation of federal proxy rules in connection with the Bulldog 2007 Proxy and the Bulldog 2006 Proxy, the Bulldog 2007 Proxy nowhere discloses that in January 2007, the Massachusetts Securities Division brought enforcement proceedings against Goldstein, Dakos, Full Value and Bulldog for offering securities for sale that were not properly registered under the Massachusetts securities laws and to stop them from illegally soliciting investors.  A copy of the complaint filed in the Massachusetts Action is attached hereto as Exhibit K.  It is my understanding that, in July 2007, a Massachusetts Securities Division hearing officer found that they had committed a violation of Massachusetts securities law and recommended a cease-and-desist order and up to a $25,000 fine.  It is my understanding that, in October 2007, that recommendation was fully adopted by the Massachusetts Securities Division.  See Ex. H.
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28.           Defendants also fail to disclose that, on more than one occasion, Bulldog, Goldstein and Dakos have taken actions with respect to their targeted companies that are directly contrary to the interests of other shareholders.  For example, it is my understanding that despite repeated warnings, Bulldog permitted its investment in Bancroft Fund Ltd. (“Bancroft”), a closed-end investment company registered under the Investment Company Act to imperil Bancroft’s status as a registered investment company.  In this regard, Bulldog acquired and continues to hold more than three percent of Bancroft’s outstanding shares.  It is my understanding that, in so doing, Bulldog has imperiled Bancroft’s status as a registered investment company and has refused to reduce its holdings despite the harm this could cause Bancroft and its public shareholders and despite repeated requests from Bancroft to do so.  Indeed, Bancroft has been forced to sue Defendants Bulldog, Goldstein and Dakos to force them to comply with the investment limitations imposed by the Investment Company Act.  A copy of the complaint filed in the civil action captioned Bancroft Fund Ltd. v. Bulldog Investors, et al., Docket No. 2:07-cv-4780, is attached hereto as Exhibit L.
29.           Similarly, Defendants omit any disclosure of Bulldog’s actions with respect to Mexico Equity and Income Fund (“Mexico Equity”), which I understand have caused it to violate the listing requirements of the New York Stock Exchange and risk the delisting from the New York Stock Exchange of Mexico Equity’s securities.  In this regard, it is my understanding that, after obtaining control of Mexico Equity through a proxy contest, Goldstein placed himself, Dakos and another representative of Bulldog on the audit committee of Mexico Equity’s board, even though neither Goldstein nor his other representatives is a financial expert and under the Stock Exchange Rules, this could result in the New York Stock Exchange delisting Mexico Equity’s stock.  A copy of Mexico Equity Form N-CSR, filed on October 9, 2007, is attached hereto as Exhibit M.
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30.           Defendants also fail to disclose Bulldog’s history of greenmailing companies.  It is my understanding that recently, Bulldog and its ally Karpus Investment Management (“Karpus”) acquired a 3 percent stake in the Seligman Quality Municipal Fund (“Seligman”) and then disclosed its intention to gain control of Seligman and terminate the investment management agreement between Seligman and its manager, under the guise of benefiting investors.  In their proxy statement, Bulldog described Seligman’s performance as “abysmal” and claimed to be “appalled by the lack of oversight by [Seligman’s] Board of Directors.”  A copy of the proxy statement filed with the SEC on or around September 26, 2006 and sent to the shareholders of Seligman by Bulldog and Karpus is attached hereto as Exhibit N.  It is my understanding that only three months later, Bulldog entered into an agreement to sell its shares to an affiliate at Seligman at a considerable premium to the then current market price of those shares that was not available to public shareholders of Seligman.  In exchange, Bulldog agreed not to acquire shares in the fund, participate in any litigation or regulatory proceeding against Seligman, participate in any solicitation of proxies relating to Seligman, or act to control or influence Seligman or its management for a period of 25 years.  A copy of the description of the agreement, which was filed as exhibit 2 to Schedule 13D, filed by William C. Morris on October 24, 2006, is attached hereto as Exhibit O.
31.           The Bulldog 2007 Proxy also conceals Bulldog’s disenfranchisement of the shareholders of RMR Hospitality and Real Estate Fund (“RMR”).  It is my understanding that, in connection with RMR’s 2007 annual meeting, Defendants sent a proxy statement to RMR’s shareholders setting forth proposals to nominate its slate of directors (Defendants Goldstein and Dakos) and terminate RMR’s advisory agreement with its advisors.  In that proxy, Bulldog, Goldstein and Dakos claimed to be concerned with the best interests of the shareholders.  It is my understanding that when an informal count of shareholder votes before the meeting demonstrated that Bulldog would be defeated, however, Goldstein chose not to appear at the meeting and did not present Bulldog’s nominations or proposals, or the very votes of its shareholders, thus impermissibly disenfranchising those shareholders that gave him their proxy.  A copy of the proxy statement describing the meeting filed by RMR with the SEC on March 8, 2007 is attached hereto as Exhibit P.
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32.           It is also my understanding that Goldstein purchased shares of RMR for his personal account and then followed up with large purchases by a hedge fund he controls.  A copy of the proxy statement sent to RMR shareholders, filed by Bulldog on February 12, 2007, is attached hereto as Exhibit Q.
33.           It is also my understanding that RMR had to sue Bulldog for violating a maximum ownership rule in its Trust Agreement following numerous requests by RMR over prolonged period of time for Bulldog to bring its holdings into compliance.  A copy of the RMR Form 8-K referencing the lawsuit and filed with the SEC on November 21, 2006 is attached hereto as Exhibit R.  The Bulldog 2007 Proxy does not disclose this information.
Defendants’ Deficient 2007 Proxy
34.           Gyrodyne’s 2007 annual stockholder meeting is scheduled to be held on December 5, 2007 at 11:00 a.m., Eastern Time, at Flowerfield Celebrations, Mills Pond Road, Saint James, New York.
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35.           On October 10, 2007, 2007, Full Value filed the Preliminary Proxy on Schedule 14A with the SEC.  The Bulldog Preliminary Proxy is substantially identical to the Bulldog 2006 Proxy.
36.           On November 9, 2007, Full Value filed the definitive Bulldog 2007 Proxy Statement with the SEC.  The Bulldog 2007 Proxy fails to correct any of the material misstatements or omissions in the Preliminary Proxy.  On or about November 12, 2007, Bulldog began to distribute the Bulldog 2007 Proxy.
37.           On or around November 16, 2007, the Bulldog Defendants filed with the SEC and distributed to Gyrodyne’s shareholders the Bulldog Letter, a false and disparaging letter urging shareholders to vote in favor of the proposals set forth in Bulldog’s 2007 Proxy.
38.           The Bulldog 2007 Proxy fails to disclose the following information:
(a)           That the Division of Corporation Finance of the SEC, in a letter from Nicholas P. Panos, Special Counsel, Securities and Exchange Commission dated November 29, 2006, stated that Bulldog and its nominees violated Rule 14a-6 of the Securities Exchange Act of 1934 in connection with the Bulldog 2006 Proxy and directed Bulldog to disclose in its proxy statement that it had committed a federal securities law violation.  Bulldog refused to make this disclosure in the Bulldog 2006 Proxy and has continued to omit any such disclosure from the Bulldog 2007 Proxy.  See Exs. C, E, F;
(b)           That on October 17, 2007, the Acting Director of the Massachusetts Securities Division issued a Final Order finding that Full Value Partners L.P., Bulldog Investors General Partnership and nominees Phillip Goldstein and Andrew Dakos violated § 301 of the Massachusetts Uniform Securities Act (the “Act”), which makes it unlawful for any person to offer securities for sale in the Commonwealth of Massachusetts unless the securities are registered, the transaction is exempt or the security is a federally-covered security.  The Acting Director ordered a permanent cease-and-desist from committing any further violations of the Act and a $25,000 administrative fine, the maximum penalty allowed under Massachusetts law for this violation.  See Ex. H;
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(c)           That Goldstein purchased shares of RMR for his personal account and then followed up with large purchases by a hedge fund he controls.  See Ex. Q;
(d)           That RMR had to sue Bulldog for violating the maximum ownership rules in its Trust Agreement following numerous requests by RMR over prolonged period of time for Bulldog to bring its holdings into compliance.  These violations by Bulldog burdened RMR with considerable fees and  expenses.  See Ex. R;
(e)           That Goldstein and Bulldog solicited proxies from other shareholders of RMR, but chose not to appear at the shareholder meeting and did not present the proxies when it appeared that he would not have enough votes to elect his nominees and pass his proposals, thus disenfranchising those shareholders and ignoring the votes that he solicited.  See Ex. P;
(f)           That Bancroft was recently forced to sue Bulldog, Goldstein and Dakos for violating the maximum ownership rules set forth in the Investment Company Act.  See Ex. L;
(g)           That Bulldog and Goldstein obtained control of Mexico Equity and placed their representatives on the Fund’s audit committee, leaving the audit committee without a member who qualifies as a financial expert as required by the New York Stock Exchange listing requirements.  See Ex. M;
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(h)           That Goldstein and Bulldog have accepted “greenmail” payments from the companies they target.  For example, in 2006, Karpus, an ally of Bulldog, made a proposal to terminate the investment management agreement between J. & W. Seligman & Co. Incorporated (the “Manager”) and Seligman Select Municipal Fund, Inc.  Bulldog and Karpus abruptly ended their proxy contest and sold their shares to the Chairman of the Seligman Fund, who also owned a substantial percentage of the Manager, at a considerable premium above the market price.  In connection with the buy out of their stakes, Bulldog and Karpus agreed not to conduct a proxy contest at the Seligman Fund for 25 years.  See Exs. N, O.
39.           Defendants’ Bulldog 2007 Proxy fails to list Timothy Brog, one of its nominees, as a participant in the solicitation.
40.           In addition, Defendants’ Bulldog 2007 Proxy fails to disclose whether each of Bulldog’s nominees has consented to being named in the proxy statement as a nominee and to serve as a director if elected.
41.           The Bulldog 2007 Proxy’s “Proposal 3: A Proposal to Dismantle the Company’s Pill” contains information that is false and misleading.  That proposal states that “Gyrodyne has a poison pill whose purpose is to prevent shareholders from accepting a premium offer for their shares unless the board approves it.”  In fact, the Company maintains a Shareholder Rights Plan to protect the Company and its shareholders from unfair and coercive takeover tactics, such as partial or two-tier tender offers, creeping acquisitions and other tactics that the board of directors believes are unfair to the Company’s shareholders. The Shareholder Rights Plan is not intended to prevent a takeover of the Company, nor does it change or diminish the fiduciary obligations of the Company’s board of directors.
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42.           Defendants’ inadequate and misleading description of their proposal to dismantle Gyrodyne’s shareholder rights plan is especially egregious and all the more misleading because Defendants conceal the fact that on April 17, 2006, Bulldog unsuccessfully made an inadequate offer to acquire all of Gyrodyne’s outstanding shares at $48.00 per share, less than the highest trading price on that day.  Plainly shareholders would consider it material that the very persons advocating dismantling Gyrodyne’s protections against inadequate takeover offers had themselves unsuccessfully made a low-ball offer for all of Gyrodyne’s stock.
43.           The Bulldog Letter improperly impugns the skills, integrity and character of Gyrodyne’s Management and Board of Directors, falsely claiming that they have squandered Gyrodyne’s assets, mismanaged Gyrodyne and taken for themselves excessive compensation.
44.           The Bulldog Letter falsely claims that “millions of dollars have been squandered due to mismanagement” asserting that Gyrodyne’s management waited two years to default one of its tenants that had stopped paying rent after only four months of tenancy, but management waited two years to take any action and failed to prosecute an eminent domain claim against the State of New York diligently.  Contrary to Bulldog’s claims, however, the tenant continued to make partial payments until early 2007. Gyrodyne filed a notice of default one month after the tenant stopped paying rent and evicted the tenant within three months.  Similarly, despite what Bulldog claims, Gyrodyne has diligently litigated its claims against the State of New York and is now awaiting a trial date.
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45.           The Bulldog Letter falsely claims that Gyrodyne’s management and the Board lack the requisite expertise to manage the Company’s real estate holdings, and as a result “cost shareholders $15 million” because “management failed to meet a capital call on its interest in a Florida land partnership” and “let an offer of at least $100 million for [Gyrodyne’s Long Island] property slip away.”  These statements too are demonstrably false.  Indeed, Gyrodyne made a business decision not to invest additional resources in the Florida project because it was not profitable and had not provided any cash return to Gyrodyne since 1991, and Gyrodyne has never received a bona fide $100 million offer for its Long Island property much less let one “slip away”.
46.           Bulldog’s claim that Gyrodyne’s management and Board lack any real estate experience is also plainly false.  To the contrary, one of Gyrodyne’s outside directors, Nader Salour has significant real estate experience and another, Ronald Macklin, has experience with eminent domain claims.  Moreover, I have been involved in real estate lending and investment for many years during my thirty-five year career in commercial banking and in property management since 1996.
47.           The Bulldog Letter also makes the scurrilous accusation that Gyrodyne’s management has “been getting paid just for showing up” and that Gyrodyne’s CEO does no work, and spends his day “endorsing a few rent checks and reviewing interest statements from the bank.”  Bulldog has no basis for these false claims.
48.           The Bulldog Letter further falsely claims that, in 2002, Gyrodyne sold “a valuable parcel of property for a lowball price of $5.4 million.”  In fact, the parcel was sold for a price that exceeded a market valuation conducted in January 2002 by a nationally recognized valuation firm.
49.           The Bulldog Letter also falsely suggests that management misrepresented that a claim by DPMG, Inc. d/b/a Landmark National (“Landmark”), relating to the company’s eminent domain claim against the State of New York, was without merit because the Company later entered into a consulting agreement with Landmark.  The Bulldog Letter mischaracterizes the consulting agreement as a “settlement” of a claim by Landmark to certain condemnation proceeds arising out of the eminent domain claim.  In fact, however, the agreement between the company and Landmark included recognition of services provided by Landmark between October 2004 and October 2006, provided for ongoing services and negated Landmark’s previous claim to 10 percent of the eventual proceeds of the eminent domain claim against the State of New York.
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50.           The Bulldog Letter also falsely claims that Gyrodyne’s stock trades for 25 percent of its “intrinsic value” of $200 per share because “management is not credible”.  The Bulldog letter falsely claims that Gyrodyne’s management has valued the Company’s assets at $200 per share; however, only by distorting managements valuations, failing to consider taxes, transaction costs, the time necessary to liquidate real estate assets and other significant expenses, does Bulldog manufacture this inflated “intrinsic value.”  The Bulldog letter, moreover, fails to disclose that Bulldog itself does not value Gyrodyne at $200 per share, having offered to acquire Gyrodyne in 2006 for $48 per share.

I declare under penalty of perjury that the foregoing is true and correct.
Executed this 26th day of November, 2007 in St. James, New York.

___________________________________
Stephen V. Maroney

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EXHIBIT A

THINK OF THE BULLDOG:

SOLID, SMART, DISCIPLINED, TENACIOUS.

Bulldog Investors is a value investment firm with an important difference: Bulldog is not content to wait for value to be unlocked. Like other value investors, Bulldog rigorously analyzes and focuses on undervalued investment opportunities, targeting only securities it understands and can appropriately value. However, unlike other value investors, Bulldog will diligently take steps to enhance the value of its investments through various time-tested and proprietary means. In other words, *Bulldog actually adds value to its investments.*

[illegible]

For Bulldog, the key to unlocking value comes from an investment philosophy and a "can-do" attitude, but it also encompasses academic training, day-to-day experience, analytic skills, and what Bulldog calls the "x" factor…focusing on a niche where it has a demonstrated edge over other investors. It is this rigorous, disciplined approach that really sets Bulldog apart.

Since its inception, Bulldog Investors has delivered a net average annual return significantly higher than that of the S&P 500 Index. Moreover, Bulldog has performed especially well in difficult investment periods like 2000 through 2002.

INVESTMENT SERVICES

Bulldog offers three distinct investment vehicles:

Opportunity Partners

Opportunity Partners is a highly diversified fund primarily invested in publicly-traded closed-end mutual funds and operating companies that are selling substantially below their intrinsic values. Opportunity Partners applies the firm's proprietary investment methodology to "unlock" these values. Opportunity Partners will also hedge when deemed appropriate.

Full Value Partners

Full Value Partners is a fund that concentrates on taking substantial positions in undervalued operating companies and closed-end mutual funds. Full Value Partners acts as a catalyst to "unlock" these values through proprietary means. Full Value partners will hedge when deemed appropriate.

Income Plus Fund

Income Plus Fund is a low-risk fund that primarily invests in undervalued income producing closed-end funds, real estate investment trusts, and other investments. Income Plus Fund attempts to produce better current returns with less risk than is achievable in the bond markets. The fund also anticipates compounding of capital in addition to generating high current income. Income Plus Fund will hedge as deemed appropriate.

Bulldog Investors provides the diversification sophisticated investors need. By strategically choosing from its array of investment funds, Bulldog provides access to a well-diversified portfolio of investment vehicles with an attractive risk-reward profile.

Why Investors Choose Bulldog

Since 1993, Bulldog Investors (formerly Opportunity Partners) has delivered outstanding investment performance to investors who appreciate Bulldog's ability to unlock value, with modest risk. Bulldog has helped sophisticated investors—including high net-worth individuals, business owners and institutions—to build wealth in all types of economic environments.

Bulldog's management team represents an exceptional blend of talent and experience with a well deserved reputation for quality, performance, consistency and most importantly integrity. Bulldog's management takes pride in its:

- Superior long-term track record: Since 1993, Bulldog Investors has established a record of generating solid returns in all types of markets. By applying a rigorous, disciplined and proactive approach and capitalizing on opportunities at the right time, it has been able to deliver market-beating growth with a contained risk level.
- Experienced management team: Bulldog's management team combines solid educational credentials and superior portfolio-management skills. Just as importantly, they operate with a bulldog-like, can-do approach, accessibility, tremendous energy, high ethical standards and a passion for their work.
- Innovative approaches: Bulldog is recognized in the investment community for its innovative investment strategies. The group is creative and flexible in its approach while also adhering to rigorous analysis and risk-containment criteria. This makes it possible to capitalize on investment opportunities that are likely to outperform the market over time without incurring undue short-term risk.

SOPHISTICATED INVESTORS HAVE RELIED ON THEIR BREADTH OF EXPERIENCE, INNOVATIVE STRATEGIES AND DEDICATED APPROACH TO BUILD WEALTH IN ALL TYPES OF ECONOMIC ENVIRONMENTS.

- Compensation based on delivering performance to investors: At Bulldog, compensation is primarily based upon a percentage of profits. Bottom line—it aligns the interest of the group with its investment partners.
- Significant investment by its principals: All of Bulldog's principals have significant personal investments in their funds because they believe it is vital that their own interests be aligned with those of their partners.

[illegible]

Bulldog was launched in 1993 by Phillip Goldstein and Steven Samuels, based on their conviction that smart, tenacious, focused investors can outperform the market without incurring undue risk. The firm has grown with the addition of principals Andrew Dakos and Rajeev Das. Bulldog's first fund, Opportunity Partners, was created primarily to opportunistically invest in closed-end mutual funds, a class of securities in which Mr. Goldstein and Mr. Samuels had significant expertise. In 1996, Opportunity Partners pioneered an activist approach to unlocking value in closed-end funds that has been recognized for its effectiveness. Bulldog launched Full Value Partners in 2001 to capitalize on its success with this approach by targeting opportunities in both closed-end funds and operating companies, with a strong focus on shareholder activism. In 2004 the Income Plus Fund was added to focus on opportunities to unlock value in undervalued investments primarily in the fixed income markets.

Today, Bulldog offers a mix of investment funds that provide its partners a deep, diversified approach to outperforming the markets over the long term without incurring excessive short-term risk.

PRINCIPALS

Phillip Goldstein

Phillip Goldstein was a co-founder of Bulldog Investors in 1993. He has served as a director of a number of closed-end funds and is currently a director of the Mexico Equity & Income Fund, Brantley Capital Corporation, and the Emerging Markets Telecommunications Fund. He graduated from the University of Southern California in 1966 with a Bachelor of Engineering degree and from C.C.N.Y in 1968 with a Master of Engineering degree. Mr. Goldstein is a widely-quoted expert on value investing and corporate governance.

Steven Samuels

Steven Samuels was a co-founder of Bulldog Investors in 1993. He is a principal Samuels Chase, a registered broker dealer. He was previously a partner in Drake Capital. Mr. Samuels was licensed as a stockbroker with Dean Witter Securities in 1979. He received a BA in Business from American University in 1978. Mr. Samuels is an expert in value investing with more than twenty years of experience.

Andrew Dakos

Andrew Dakos became a principal of Bulldog Investors in 1999. He was a director of Dresdner RCM Global Strategic Income Fund and is currently a director of the Mexico Equity & Income Fund. Mr. Dakos graduated from University of Delaware in 1988 with a BS in Business Administration.

Rajeev Das

Rajeev Das has been with Bulldog Investors since 1997. Mr. Das is currently a director of the Mexico Equity and Income Fund. From 1992-97, he was at Muriel Siebert and Company, most recently as Manager of the Credit Risk Department. Mr. Das is a Chartered Financial Analyst (CFA). He received a BA in Economics from the University of Bombay in 1989 and an MA in Economics from New York University in 1999.

BULLDOG REPRESENTS
AN EXCEPTIONAL BLEND
OF TALENT AND EXPERIENCE
THAT HAS EARNED THEM A
REPUTATION FOR BEING
ONE OF THE BEST
BOUTIQUE INVESTMENT
FIRMS IN THE BUSINESS.

Bulldog Investors
UNLOCKING VALUE

45 Rockefeller Plaza, Suite 2000 NY, NY 10111
ph 212 332 7155 fx 212 332 3401
www.bulldoginvestors.com

EXHIBIT B

EXHIBIT
C-3
E-07-0002

Bulldog Investors

UNLOCKING VALUE

Park 80 West | Plaza Two | Saddle Brook, NJ 07663
Telephone | 201.556.0092 Facimille | 201.556.0097
www.bulldoginvestors.com

Q3 2006

FIRM OVERVIEW

INVESTMENT PHILOSOPHY

INVESTMENT PROCESS

INVESTMENT TABLE

PERFORMANCE UPDATE

EXAMPLE: BLAIR

EXAMPLE: SIZELER

EXAMPLE: SELIGMAN

FUTURE AREAS OF POTENTIAL "REWARDS"

PRINCIPAL'S BACKGROUND

GENERAL FUND INFORMATION

SUMMARY

BULLDOG REPRESENTS AN EXCEPTIONAL BLEND OF TALENT AND EXPERIENCE THAT HAS EARNED THEM A REPUTATION FOR BEING ONE OF THE BEST BOUTIQUE INVESTMENT FIRMS IN THE BUSINESS

BulldogInvestors UNLOCKING VALUE

Q3 2006

TABLE OF CONTENTS

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

FIRM OVERVIEW 4
INVESTMENT PHILOSOPHY 5
INVESTMENT PROCESS 7
INVESTMENT TABLE 8
PERFORMANCE UPDATE 9
EXAMPLE: BLAIR 12
EXAMPLE: SIZELER 13
EXAMPLE: SELIGMAN 14
FUTURE AREAS OF POTENTIAL "REWARDS" 16
PRINCIPAL'S BACKGROUND 17
GENERAL FUND INFORMATION 19
SUMMARY 20

BulldogInvestors
UNLOCKING VALUE
Q3 2006

Firm Overview

FIRM OVERVIEW

INVESTMENT PHILOSOPHY

INVESTMENT PROCESS

INVESTMENT TABLE

PERFORMANCE UPDATE

EXAMPLE: BLAIR

EXAMPLE: SIZELER

EXAMPLE: SELIGMAN

FUTURE AREAS OF POTENTIAL "REWARDS"

PRINCIPAL'S BACKGROUND

GENERAL FUND INFORMATION

SUMMARY

Bulldog Investors

- Opportunity Partners LP
- Full Value Partners LP
- Income Plus LP

PRINCIPALS

- Phillip Goldstein
- Andrew Dakos
- Steven Samuels
- Rajeev Das

Bulldog Investors UNLOCKING VALUE

Q3 2006

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

THE SINGLE MOST IMPORTANT QUESTION »

When told what an investor achieved, we respond with a very simple question...with what risk taken? Returns mean very little if investors do not understand the risk they have taken to achieve those results. We have achieved superior risk adjusted returns.

WHO WE ARE »

Bulldog Investors is a group of investment funds founded in 1993. Investors in our funds include high net worth individuals, pensions, retirement plans, and institutions including fund of funds and family offices.

BulldogInvestors
UNLOCKING VALUE

Q3 2006

Investment Phil

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

WHAT WE DO »

HOW WE UNLOCK VALUE »

Bulldog Investors
UNLOCKING VALUE

Q3 2006

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

Bulldog Investors
UNLOCKING VALUE

Q3 2006

FIRM OVERVIEW

INVESTMENT PHILOSOPHY

INVESTMENT PROCESS

INVESTMENT TABLE

PERFORMANCE UPDATE

EXAMPLE: BLAIR

EXAMPLE: SIZELER

EXAMPLE: SELIGMAN

FUTURE AREAS OF POTENTIAL "REWARDS"

PRINCIPAL'S BACKGROUND

GENERAL FUND INFORMATION

SUMMARY

IMPACT ON $1 MILLION INVESTMENT

YEAR END	BULLDOG	S&P 500
1993	$1,415,000	$1,101,000
1994	$1,597,535	$1,115,313
1995	$1,972,956	$1,534,671
1996	$2,290,602	$1,887,645
1997	$2,702,910	$2,518,119
1998	$2,735,345	$3,238,299
1999	$3,580,566	$3,918,343
2000	$3,963,687	$3,561,773
2001	$4,233,217	$3,137,922
2002	$4,449,111	$2,444,441
2003	$5,534,694	$3,145,996
2004	$6,701,960	$3,488,280
2005	$7,242,809	$3,659,206

TOTAL DIFFERENCE = $3,583,603

BulldogInvestors
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Q3 2006

FIRM OVERVIEW INVESTMENT PHILOSOPHY INVESTMENT PROCESS INVESTMENT TABLE PERFORMANCE UPDATE EXAMPLE: BLAIR EXAMPLE: SIZELER EXAMPLE: SELIGMAN FUTURE AREAS OF POTENTIAL "REWARDS" PRINCIPAL'S BACKGROUND GENERAL FUND INFORMATION SUMMARY	

OPPORTUNITY PARTNERS L.P. (Launch Date 1/1/93)

A highly diversified fund primarily invested in publicly traded closed-end mutual funds and operating companies that are selling substantially below their intrinsic values. Opportunity Partners applies the firm's proprietary investment methodology to "unlock" these values.

Opportunity Partners will also hedge when deemed appropriate.

PERFORMANCE SUMMARY (6/30/06)

	YTD	SECOND QUARTER 2006	1 YEAR (TTM)	AVERAGE ANNUAL RETURN (Since Inception)
OPPORTUNITY PARTNERS	6.50%	0.77%	11.56%	16.34%
S&P 500	2.71%	-1.44%	8.64%	10.31%

OPPORTUNITY PARTNERS VS. S&P 500

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
Opportunity Partners
S&P 500

BulldogInvestors
UNLOCKING VALUE

Q3 2006

FIRM OVERVIEW

INVESTMENT PHILOSOPHY

INVESTMENT PROCESS

INVESTMENT TABLE

PERFORMANCE UPDATE

EXAMPLE: BLAIR

EXAMPLE: SIZELER

EXAMPLE: SELIGMAN

FUTURE AREAS OF POTENTIAL "REWARDS"

PRINCIPAL'S BACKGROUND

GENERAL FUND INFORMATION

SUMMARY

FULL VALUE PARTNERS L.P. (Launch Date 10/1/01)

Full Value Partners will hedge when deemed appropriate

PERFORMANCE SUMMARY (6/30/06)

	YTD	SECOND QUARTER 2006	1 YEAR (TTM)	AVERAGE ANNUAL RETURN (Since Inception)
FULL VALUE	7.16%	1.64%	10.96%	17.70%
S&P 500	2.71%	-1.44%	8.64%	6.12%

FULL VALUE PARTNERS VS. S&P 500

20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
Full Value
S&P 500

BulldogInvestors
UNLOCKING VALUE

Q3 2006

7

Performance Update

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

INCOME PLUS L.P. (Launch Date 9/1/04)

Bulldog Income Plus L.P. Attempts to provide risk adjusted returns that are superior to those available to fixed income investors. The fund intends to achieve its objective, while controlling for risk, by primarily investing in income oriented closed-end funds trading at a discount to net asset value. Purchasing a closed-end fund at a discount allows an investor to immediately achieve a higher yield than a comparable product without taking on any additional risk. In addition, there is a high probability of earning a capital gain as we utilize proprietary activist methods to narrow these discounts.

PERFORMANCE SUMMARY (6/30/06)

	YTD	SECOND QUARTER 2006	1 YEAR (TTM)	AVERAGE ANNUAL RETURN (Since inception)
INCOME PLUS	4.32%	0.97%	7.39%	8.36%
AGG. BOND INDEX	-0.72%	-0.08%	-0.82%	1.48%

INCOME PLUS VS. LEHMAN AGGREGATE BOND INDEX

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
Income Plus
Lehman Aggregate Bond Index

BulldogInvestors
UNLOCKING VALUE

Q3 2006

Blair Corporation

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

A RECENT EXAMPLE OF ACTIVISM ON AN OPERATING COMPANY »

Blair is a direct marketer of value priced women's and men's clothing that has been in business for almost a century. Like many of our investments in operating companies Blair possessed a hidden asset we believed was not fully reflected in the market price of its common stock. The vast majority of Blair's revenue was generated via catalog mailings to loyal repeat customers. Many of these customer's purchases were on credit provided by Blair. The resulting accounts receivable portfolio bloated the company's balance sheet contributing to the company's anemic return on equity.

After purchasing our initial stake in the company at prices ranging from the mid to high $20's we approached management with a proposal to sell the receivables portfolio and return the proceeds to shareholders via a large self-tender offer. After carefully reviewing our proposal, the company announced the sale of the portfolio and we later negotiated a $42 per share self-tender offer by the company for over 50% of outstanding shares. Our threat of a proxy contest was the catalyst forcing management to act thereby earning us a return in excess of 50% on our initial block of shares.

Bulldog Investors
UNLOCKING VALUE

Q3 2006

Example: SIZ
Sizeler Property Investors

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

Our first hand experience as shareholder activists puts us in a unique position to handicap the probabilities for success of others that try their hand at forcing companies to deliver value to shareholders.

Sizeler Property Investors is a real estate investment trust (REIT) that came under siege from an experienced real estate investor in the summer of 2004. From the start, we recognized that the activist's chances of forcing management to either sell or liquidate the company had a high probability of success. With SIZ shares trading at what we calculated to be a 30% to 40% discount to its net asset value we aggressively bought the stock in the open market.

A heated proxy contest led to a settlement between the activist and management and an investment banker has been hired to sell the company. We are awaiting an announcement by the company soon and expect a return in excess of 50% on our initial investment.

Though willing to take the lead activist role in company's like SIZ, we are just as content to remain passive while someone else does the heavy lifting. However, it is critical to the success of these types of investments to properly read the likelihood of success by other activists. Having been involved in nearly two dozen proxy contests over the past 8 years we believe we are well positioned to profit on our own book of knowledge.

BulldogInvestors UNLOCKING VALUE
Q3 2006
10

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

SQF is a closed end investment grade municipal bond fund, utilizing leverage to boost returns. We began purchasing SQF at a discount of about 14% in late 2004. We were buying a high quality municipal bond fund with a current tax exempt yield of 5.37%. Because of the discount we picked up an additional percentage in yield with no added risk.

After accumulating over 10% of the outstanding shares, we filed a 13d and approached the board of directors of SQF. We advised the board we intended to submit a shareholder proposal seeking to eliminate the discount and asked the board to abide by the outcome of a shareholder vote. SQF's board responded by imposing an advance notice requirement on director nominations and changing the requirements on director elections to a majority of outstanding shares from a plurality.

BulldogInvestors UNLOCKING VALUE

Q3 2006

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

INSIGHT »

By taking these actions we feel SQF actually made themselves more vulnerable. It will be virtually impossible for any candidate for director to receive votes of over 50% of the outstanding shares in a contested election. Under Maryland law, if no directors are elected for 2 years, shareholders can have the fund liquidated.

RETURNS »

Because of our actions the discount on SQF narrowed from over 14% at the end of 2004 to 6% by March 31, 2006. A shareholder owning SQF over this time period received a return of over 12%. The Lehman 10 year Muni Bond Index returned 2.74% over the same time period. By purchasing shares at a discount and working to narrow the discount we were able to add over 9% in additional returns without taking on any additional risk.

Bulldog Investors
UNLOCKING VALUE
Q3 2006
12

Future Areas Of Potential Rewards

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

THE SINGLE MOST IMPORTANT QUESTION»

Over $65 billion has been raised in the past 2 ½ years in new closed-end funds. Issuance of new paper, weak markets and negative sentiment towards income securities have all combined to create tremendous opportunities in the closed-end fund arena. Several closed-end funds are trading at wider than normal discounts. We are buying selective situations where we feel that the probability for discount reversion is high for a few reasons:

- Change in sentiment could reduce wide level of discounts.
- Provisions in funds prospectuses obligate funds to take actions to reduce discount.
- Shareholder activism on our part could force funds into discount reducing measures.

Bulldog Investors UNLOCKING VALUE

Q3 2006

13

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

PHILLIP GOLDSTEIN »

Phillip Goldstein was a co-founder of Bulldog Investors in 1993. He has served as a director of a number of closed-end funds and is currently a director of the Mexico Equity and Income Fund, Brantley Capital Corporation, and the Emerging Markets Telecommunications Fund. He Graduated from the University of Southern California in 1966 with a Bachelor of Engineering degree and from C.C.N.Y. in 1968 with a Master of Engineering degree. Mr. Goldstein is a widely-quoted expert on value investing and corporate governance.

STEVEN SAMUELS »

Steven Samuels was a co-founder of Bulldog Investors in 1993. He was previously a partner in Drake Capital. Mr. Samuels was licensed as a stockbroker with Dean Witter Securities in 1979. He received a BA in Business from American University in 1978. Mr. Samuels is an expert in value investing with more than 20 years of experience.

BulldogInvestors
UNLOCKING VALUE

Q3 2006

Principal's Background

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

ANDREW DAKOS »

Andrew Dakos became a Principal of Bulldog Investors in 1999. He was a director of Dresdner RCM Global Strategic Income Fund and is currently a director of the Mexico Equity and Income Fund. Mr. Dakos graduated from University of Delaware in 1988 with a BS in Business Administration.

RAJEEV DAS »

Rajeev Das has been with Bulldog Investors since 1997. Mr. Das is currently a director of the Mexico Equity and Income Fund. From 1992-1997, he was at Muriel Siebert and Company, most recently as Manager of the Credit Risk Department. Mr. Das is a Chartered Financial Analyst (CFA). He received a BA in Economics from the University of Bombay in 1989 and an MA in Economics from New York University in 1999.

BulldogInvestors UNLOCKING VALUE
Q3 2006

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

PRIME BROKER:	Bear Stearns
ADMINISTRATORS:	Trachtenberg and Pauker LLP
AUDITORS:	JH Cohn LLP
LEGAL:	Burrington Moody Weil LLP

BulldogInvestors
UNLOCKING VALUE

Q3 2006

FIRM OVERVIEW

INVESTMENT PHILOSOPHY

INVESTMENT PROCESS

INVESTMENT TABLE

PERFORMANCE UPDATE

EXAMPLE: BLAIR

EXAMPLE: SIZELER

EXAMPLE: SELIGMAN

FUTURE AREAS OF POTENTIAL "REWARDS"

PRINCIPAL'S BACKGROUND

GENERAL FUND INFORMATION

SUMMARY

- » Managing money since 1993
- » Current team in place since 1999
- » No down years
- » Significant outperformance in tough markets
- » Attractive risk adjusted returns
- » Currently our portfolio is positioned to take advantage of unusual opportunities in fixed income closed-end funds and overcapitalized operating companies
- » Hedging areas of greater market and sector risk
- » Expectations of numerous liquidity events

Bulldog Investors
UNLOCKING VALUE

Q3 2006

17

FIRM OVERVIEW
INVESTMENT PHILOSOPHY
INVESTMENT PROCESS
INVESTMENT TABLE
PERFORMANCE UPDATE
EXAMPLE: BLAIR
EXAMPLE: SIZELER
EXAMPLE: SELIGMAN
FUTURE AREAS OF POTENTIAL "REWARDS"
PRINCIPAL'S BACKGROUND
GENERAL FUND INFORMATION
SUMMARY

EMAIL: info@bulldoginvestors.com

WEB SITE: www.bulldoginvestors.com

PHONE: (201) 556-0092

FAX: (201) 556-0097

BulldogInvestors
UNLOCKING VALUE

Q3 2006

EXHIBIT C

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant []
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

GYRODYNE COMPANY OF AMERICA, INC.
(Name of Registrant as Specified In Its Charter)

Full Value Partners L.P., Andrew Dakos and Phillip Goldstein
(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.
1) Title of each class of securities to which transaction
applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the
amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

PROXY STATEMENT OF FULL VALUE PARTNERS L.P.,
A STOCKHOLDER OF GYRODYNE COMPANY OF AMERICA, INC. IN OPPOSITION
TO THE SOLICITATION BY THE BOARD OF DIRECTORS FOR THE 2007
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 5, 2007

Full Value Partners L.P., a stockholder of Gyrodyne Company of
America, Inc. ("Gyrodyne"), is sending this proxy statement and the enclosed GREEN proxy card to shareholders of record as of
October 22, 2007 (the "Record Date") of Gyrodyne.  We are
soliciting a proxy to vote your shares at the Annual Meeting of
Shareholders (the "Meeting").  Please refer to Gyrodyne's proxy soliciting material for additional information concerning the
Meeting and the matters to be considered by shareholders
including the election of directors.  This proxy statement and the enclosed GREEN proxy card are first being sent to
shareholders on or about November 16, 2007.

INTRODUCTION
There are two matters that the board has scheduled to be voted upon at the Meeting: (1) to elect three Directors for a three-
year term; and (2) to ratify Holtz Rubenstein Reminick LLP as auditors for the Fiscal Year ending December 31, 2007.  In
addition, we intend to submit a non-binding proposal to
eliminate Gyrodyne's poison pill.  We are soliciting a proxy to vote your shares FOR the election of our nominees as directors and FOR each of the above proposals.

How Proxies Will Be Voted
If you wish to vote FOR the election of our nominees and/or to vote on any of the above proposals, you may do so by completing and returning a GREEN proxy card to us or to our agent.  Unless you direct otherwise, your shares will be voted FOR the election of our nominees, FOR the ratification of Holtz Rubenstein
Reminick LLP as auditors and FOR our proposal to eliminate
Gyrodyne's poison pill.  In addition, you will be granting the proxy holder(s) discretionary authority to vote on any other matters that may come before the Meeting including matters
relating to the conduct of the Meeting.

Voting Requirements
The presence in person or by proxy of more than 50% of
Gyrodyne's outstanding shares shall constitute a quorum.
Directors shall be elected by a plurality of the votes cast.
The other proposals will be decided by a majority of the votes cast. Abstentions are not votes cast and will have no effect on the outcome of either proposal.  We do not expect any broker non-votes because this is a contested election.

Revocation of Proxies
You may revoke any proxy prior to its exercise by: (i)
delivering a written revocation to us; (ii) executing and
delivering a later dated proxy; or (iii) voting in person at the
Meeting.  Attendance at the Meeting will not in and of itself revoke a proxy.  Only your latest dated proxy will be counted.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, we intend to nominate the following persons for election as directors for a three-year term.  Unless instructed otherwise, your proxy will be voted FOR all of our nominees.
Please refer to Gyrodyne's proxy soliciting material for
additional information concerning the election of directors.

Phillip Goldstein (born 1945); 60 Heritage Drive,
Pleasantville, NY 10570 - Since 1992, Mr. Goldstein has
been an investment advisor and a principal of the general
partner of five investment partnerships in the Bulldog

Investors group of funds: Opportunity Partners L.P.,
Opportunity Income Plus Fund L.P., Full Value Partners
L.P., Full Value Offshore Ltd. and Full Value Special
Situations Fund L.P.  He has been a director of the Mexico
Equity and Income Fund since 2000 and Brantley Capital
Corporation since 2001.

Timothy Brog (born 1964); Mr. Brog has been the Managing
Director of Locksmith Capital Management LLC since
September 2007.  Prior to that, Mr. Brog had been the
President of Pembridge Capital Management LLC and the
Portfolio Manager of Pembridge Value Opportunity Fund since
2004. Mr. Brog had been a Managing Director of The Edward
Andrews Group Inc., a boutique investment bank from 1996 to
2004. From 1989 to 1995, Mr. Brog was a corporate finance
and mergers and acquisition associate of the law firm
Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Brog is a
director of The Topps Company, Inc. and Peerless Systems
Corporation.  Mr. Brog received a Juris Doctorate from
Fordham University School of Law in 1989 and a BA from
Tufts University in 1986.

Andrew Dakos (born 1966); Park 80 West, Plaza Two, Suite
750, Saddle Brook, NJ 07663 - Mr. Dakos is a self-employed
investment advisor and a principal of the general partner
of five investment partnerships in the Bulldog Investors
group of funds: Opportunity Partners L.P., Opportunity
Income Plus Fund L.P., Full Value Partners L.P., Full Value
Special Situations Fund L.P., and Full Value Offshore L.P.
He has been a director of the Mexico Equity and Income Fund
since 2001 and Brantley Capital Corporation since 2007.

Mr. Goldstein and his wife jointly beneficially own 3,200 shares and Mr. Dakos beneficially owns 100 shares of Gyrodyne. Mr. Brog does not own any shares.  Mr. Goldstein and Mr. Dakos are
managing members of Full Value Advisors LLC, the General Partner of Full Value Partners. Mr. Goldstein and Mr. Dakos are
principals of the General Partner of various limited
partnerships (inclusive of Full Value Partners) that
beneficially own a total of 167,421 shares of Gyrodyne.  In
aggregate, Mr. Goldstein and Mr. Dakos are deemed to
beneficially own 225,616 shares of GYRO or 17.5% of the
outstanding shares.  There are no arrangements or understandings between Full Value Partners and any of the above nominees in connection with the nominations.

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS
Unless instructed otherwise, your proxy will be voted to ratify the selection of Holtz Rubenstein Reminick LLP as auditors for the Fiscal Year ending April 30, 2007.

PROPOSAL 3: THE COMPANY?S POISON PILL SHALL BE ELIMINATED
Gyrodyne has a poison pill that prevents shareholders from
accepting a premium offer for their shares unless the board
approves it.  We do not believe any board should have such a veto.  Therefore, we intend to introduce a non-binding proposal to eliminate Gyrodyne's poison pill.  If this proposal is
approved by shareholders the board can implement it but there is no certainty it will do so.  Unless instructed otherwise, your proxy will be voted FOR this proposal.

THE SOLICITATION
Persons affiliated with or employed by us or our affiliates may assist us in the solicitation of proxies.  Banks, brokerage
houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners of common shares for whom they hold shares of record.  We will reimburse these
organizations for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this
proxy solicitation.  Because we believe that all shareholders will benefit from this solicitation, we intend to seek
reimbursement of our expenses from Gyrodyne.  Shareholders will not be asked to vote on the reimbursement of our solicitation expenses which we estimate will be $25,000, none of which has been paid thus far.  We may engage a proxy solicitor to
telephone shareholders but have not done so yet.

None of the participants in this solicitation and, to our
knowledge, none of their associates has entered into any
contracts, arrangements, or understandings with any person with respect to Gyrodyne?s securities, future employment by Gyrodyne or its affiliates, or future transactions to which Gyrodyne or any of its affiliates is a party.  (Note: The SEC considers a nominee to be a "participant" even if he only provides his
biographical data.  We believe it is misleading to call such a nominee a "participant").

Full Value Partners L.P. is the soliciting stockholder and owns
103,144 shares of Gyrodyne, of which 15,640 have been purchased within the past two years.  There have not been any sales.  As indicated above, two of our nominees are affiliated with Full
Value Partners L.P.

November 16, 2007

PROXY CARD

Proxy Solicited in Opposition to the Board of Directors of
Gyrodyne Company of America, Inc. ("Gyrodyne") by Full Value
Partners L.P. for the 2007 Annual Meeting of Shareholders

The undersigned hereby appoints Phillip Goldstein, Rajeev Das, and Andrew Dakos, and each of them, as the undersigned's
proxies, with full power of substitution, to attend  the Annual
Meeting of Shareholders of Gyrodyne and any adjourned or
postponed Meeting, and to vote on all matters that come before either meeting the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS:  Mark votes by placing an X in the appropriate
[  ].)

1. ELECTION OF THREE DIRECTORS FOR A THREE-YEAR TERM.

[ ] FOR TIMOTHY BROG [ ] WITHHOLD AUTHORITY

[ ] FOR PHILLIP GOLDSTEIN          [ ] WITHHOLD AUTHORITY

[ ] FOR ANDREW DAKOS [ ] WITHHOLD AUTHORITY

2:  RATIFICATION OF THE SELECTION OF HOLTZ RUBENSTEIN REMINICK
LLP AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.
FOR [   ]AGAINST [   ]ABSTAIN [   ]

3. A PROPOSAL TO ELIMINATE THE COMPANY?S POISON PILL.

FOR [   ]AGAINST [   ]ABSTAIN [   ]

Please sign and date below.  Your shares will be voted as
directed.  If no direction is made, this proxy will be voted FOR the election of the nominees named above and FOR Proposals 2 and
3.  The undersigned hereby acknowledges receipt of the proxy statement dated November 16, 2007  of Full Value Partners L.P.
and revokes any proxy previously executed.

Signature(s)__________________  Dated: _______________

EXHIBIT D

Full Value Partners L.P., Park 80 West - Phaza Two, Suite 750, Saddle Brook, NJ 07663 Phone:
201-556-0092 / Fax: 201-556-0097 / info@bulldoginvestors.com

November 16, 2007

Dear Fellow Gyrodyne Shareholder;

WHY DOES GYRO DYNE TRADE FOR 25% OF ITS INTRINSIC VALUE?

We represent a group that is Gyrodyne's largest shareholder. By now, it should be apparent to all shareholders that management has failed to meet its stated goal of maximizing shareholder value and that the board of directors is in dire need of new blood. That is why we are seeking to elect three directors that are truly committed to realizing Gyrodyne' s intrinsic value - not just talking about it.

Please review management's own promises and decide for yourself whether they have been fulfilled. At the 2005 annual meeting held on December 9, 2005, CEO Stephen Maroney said this:

Simply put, our corporate objective is to position the Company so that it is best able to achieve what Wall Street calls one or more shareholder liquidity events in a reasonable period of time that allows shareholders to realize maximum value for their investment in the Company. A liquidity event may be defined as a sale of the Company, a merger or other business combination, sale of assets followed by a distribution of proceeds or other value-realizing transaction. Our objective is to put the maximum amount of cash OT marketable securities in the hands of our shareholders.

Given the mix of Gyrodyne's assets, the Company plans to move forward with its efforts to unlock the value of its real estate assets in a way that is consistent with our corporate objective of positioning the Company to best achieve a shareholder liquidity event in a reasonable time frame.

One year later, at the 2006 annual meeting held on December 7, 2006, shareholders were elated when they were breathlessly told that Gyrodyne's value was in the neighborhood of $200 per share and that management was working tirelessly to realize that value. Here are some excerpts from management's presentation:

Our focus is to unlock and realize the value of all of our assets [and] we will continue to work towards liquidity events

We will also ... do everything we can to insure that all shareholders receive the benefits of our plan to unlock the full value of [Gyrodyne's] assets in a tax efficient manner over a reasonable amount of time.

Our challenge is to ... remove much of the uncertainty that presently exists for our assets which we believe will pave the way for shareholders to participate in significantly enhanced values.

After that upbeat report, Gyrodyne's stock price rose sharply from around $51 to a peak of $73.59 on February 28, 2007. When reality set in and investors began to realize that management's promises were empty, the stock came back to earth. Currently, Gyrodyne's shares are changing hands at about $45 per share -- less than the price prior to the 2006 annual meeting.

Another annual meeting is now approaching and you might ask why a company worth $200 per share trades for only $45? The answer is that management is not credible.

As you may have noticed, management is spending hundreds of thousands of dollars of Gyrodyne's funds in a desperate attempt to discredit us. Rather than provide a point-by point rebuttal to their venomous lies and half-truths we will quickly dispel their two most inflammatory charges. First, the suggestion that the SEC has ever taken any action against us for violating securities laws is categorically untrue.  Secondly, even after we told management we would refuse to sell our shares back to the company for any price it had the nerve to suggest to shareholders that we are looking for greenmail. To erase any doubt about our intent, we hereby pledge that we will never sell our shares to the company for one cent more than any other shareholder could obtain.

In fact; it is management itself that has a shady history of paying greenmail In the spring of 2002, a dissident shareholder, K Capital sold a portion of its shares to Gyrodyne at a big premium and the balance to Gerard Scollan, a private investor also at a premium. A few months later, in what appears to be an improper quid pro quo, Gyrodyne sold Mr. Scollan a valuable parcel of property for a lowball price of $5.4 million.

Why has management attacked us so fiercely? With its long and indefensible record of failures and shady dealings, its only recourse is to "shoot the messenger" in a pathetic attempt to distract shareholders from the truth. The real issues in this election are mismanagement and the changes needed to unlock Gyrodyne's intrinsic value. As Ronald Reagan used to say, "Facts are stubborn things."

FACT - Management has made no progress on the eminent domain claim.

It has been more than two years since a 245-acre parcel of Gyrodyne's property was taken by SUNY for a mere $26.3 million. At the December 2005 shareholder meeting, Mr. Maroney assured us that Gyrodyne would "vigorously pursue all available avenues to ensure that the University pays fair market value for the Property and will commence litigation in the New York State Court of Claims against the State of New York."

One year later, at the December 2006 meeting, management vowed to "diligently process our claim for $158 million in additional compensation from the State of New York." The lack of progress in the past year was explained by saying, "We were prepared to go to trial in November but the State of New York asked for a six month extension which unfortunately, the Court granted. Now we expect that the matter will be heard in the Court of Claims of the State of New York as early as the spring of

2

2007." According to our calendar the spring of 2007 ended six months ago and we arena closer to realizing the value of Gyrodyne's biggest asset!

FACT - Millions of dollars have been squandered due to mismanagement

In 2002, Gyrodyne signed a contract with Landmark National to develop and operate a golf course community on Gyrodyne's 314-acre Flowerfield property even though there was almost no chance of the project being completed due to an expected eminent domain taking. After the taking occurred in late 2005 Landmark claimed it was entitled to 10% of condemnation proceeds. At last year's annual meeting, management assured shareholders that there was no merit to Landmark's claim but shortly afterward it agreed to pay $3 million to settle it. Management has never explained why it got us into this mess. No competent management team would ever sign a contract that would allow the developer to assert such a claim.

Another instance of mismanagement involves an operator of a child care center that signed a 15-year lease with Gyrodyne commencing in March 2005. Just four months later, the tenant stopped paying rent. Yet management did not even file a notice of default until February 2007! The tenant then turned around and sued Gyrodyne for $7 million for breach of contract, fraudulent inducement and tortuous interference with business, claiming that Gyrodyne's press releases in December 2006 and January 2007 about its submission of an application to rezone its own property caused the tenant to lose clients. If the tenant had been promptly evicted when it failed to pay the rent it would never have been able to file such a frivolous claim - a claim for which we are still paying legal fees to defend. There is absolutely no excuse for procrastinating for two years before taking action when a commercial tenant stops paying the rent.

FACT - Management has no real estate experience.

Would you fly in an airplane if the pilot didn't even have a learner's permit? How about investing in a biotechnology company whose management has no medical expertise? Why then has the board decided to convert Gyrodyne into a REIT without hiring a CEO with a proven record of success in real estate?

In a November 20th letter to shareholders seeking support in last year's proxy contest, management said: "We believe that our management team is well qualified to manage Gyrodyne as a REIT while we position the company for a shareholder liquidity event that we believe is in the best interest of all of our shareholders," A few months later, the truth emerged albeit buried in a laundry list of "risk factors" in the annual report to shareholders: "Our management team has never operated a REIT, which may result in additional administrative costs." Ironically, while management has accused us of violating securities laws, these contradictory statements show that management was fibbing when it made the absurd claim that it was "well qualified" to manage a REIT.

FACT - Gyrodyne's expenses are out of control.

For many years, Gyrodyne has not been an operating business. It is essentially a collection of illiquid assets whose value needs to be realized in an orderly fashion and

3

whose only source of non-interest income is rent. For the nine months ended September 30, 2007, it incurred a pre-tax loss of $734,718 and received rental income of $1,214,646 while incurring $2,795,175 in expenses. Clearly, Gyrodyne's general and administrative expenses are out of control.

CEO Steven Maroney alone makes more than $300,000 per year but we have no idea what he does on a day-to-day basis beyond endorsing a few rent checks and reviewing interest statements from the bank. How much time can it take to write "For Deposit Only?" We suggest you call Mr. Maroney at (631) 584-5400 and ask him what important business is on his agenda today.

The directors should be held accountable for these unconscionable expenses but that won't happen if they are re-elected because they are also on Gyrodyne's gravy train. Clearly, a company with minimal operations does not need eight directors but when we proposed reducing the number of directors to five they refused to consider it. Instead, they are spending some $300,000 to defeat us in this proxy contest. By contrast, we expect to spend about $25,000. The incumbents call that "acting in your best interests."

FACT - Management has failed to capitalize on opportunities to enhance shareholder value and provide liquidity.

As a result of management's lack of real estate expertise, Gyrodyne failed to meet a capital call of approximately $600,000 on its interest in a Florida land partnership, a blunder that cost shareholders nearly $15 million based on a recent appraisal. More significantly, management has failed to pursue opportunities to sell part or all of its Long Island property. A few years ago it let an offer of at least $100 million for the property slip away. And it has failed to actively market for sale even a portion of that property even though such a sale would have put a realistic marker on the condemned portion and thus led to a much quicker resolution of the eminent domain claim.

We believe the reason for management's recalcitrance in pursuing a liquidity event is their intent to retain their lucrative salaries, fees and perks for as long as possible. Are we being too hard on management? We don't think so. While they recently expressed confidence that "through a disciplined and orderly adherence to our strategy we will be able to create additional liquidity opportunities and maximize the value of your investment in Gyrodyne" Mr. Market obviously has no confidence in them. Neither should shareholders. As the old saying goes, "Fool me once, shame on you. Fool me twice, shame on me." At the 2007 annual meeting let's not let them make it three for three.

WHAT WILL WE DO IF WE ARE ELECTED?

We have an investment of $11 million in Gyrodyne but unlike management, we have no interest in feeding at Gyrodyne's trough indefinitely. We are tired of delays and excuses. Our only goal is the same as yours - to maximize the value of Gyrodvne by realizing the value of its assets in an orderly fashion. To achieve that goal, we intend to pursue the following plan:

4

Accelerate the pace of the eminent domain claim. - There has been virtually no progress in the two years since the Long Island property was taken by SUNY. Unlike management, we have a history of successfully litigating against the government. In 2006, we won a landmark case against great odds to invalidate a rule that required hedge fund advisors to register with the SEC. We know what it takes to beat the government and, unlike the slothful incumbents, we will aggressively pursue the claim against SUNY for $158 million.

Shrink the size of the board of directors from eight directors to five. - Gyrodyne' s board is bloated and dysfunctional. This is a no brainer.

Bring in new management with proven success in managing a REIT. - If Mr. Maroney asked you to invest in his new REIT venture, what would you say? "Come back when you have some experience." We have excellent contacts in the real estate field. In fact, we introduced Winthrop Realty Trust to the board which, after endless delays, eventually came to terms on a plan to co-invest with Winthrop. We will make it a priority to hire a CEO who knows how to make money in real estate.

Slash unnecessary spending and institute a meaningful pay-for-performance plan. - Gyrodyne's managers have been getting paid for just showing up. That has to stop.

Eliminate the poison pill and change of control provisions and review questionable transactions - A poison pill that allows the board to block even a $150 per share offer needs to go. Next, according to the board, the change-of-control provision that provides benefits to management and the board was installed "because it encourages management and the Board to remain impartial when evaluating a transaction that may be beneficial to shareholders yet could negatively impact the continued employment or board position of an executive or director." Honest managers and directors do not have to be bribed to fulfill their fiduciary duty. Therefore, we advocate eliminating this giveaway. Finally, the foul smelling 2002 deal involving greenmail and an apparent sweetheart land sale to Mr. Scollan needs to be investigated and if it turns out to be as bad as it looks, appropriate action taken to make Gyrodyne whole.

If you share our goal of maximizing shareholder value please vote your proxy online at WWW.PROXYVOTE.COM or by telephone at 1-800-454-8683. Alternatively, you can mail the GREEN proxy card in the enclosed envelope but please do it today so we can get started to do what it takes to achieve a much higher stock price for all shareholders.

Very truly yours,

/s/ Phillip Goldstein

Phillip Goldstein
Managing Member
Full Value Advisors LLC
General Partner

5

EXHIBIT E

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant []
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                        GYRODYNE COMPANY OF AMERICA, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

FULL VALUE PARTNERS L.P.
-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------------
    2)   Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------------------
    3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------------
    4)   Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------------
    5)   Total fee paid:

-----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

-----------------------------------------------------------------------------
    2)   Form, Schedule or Registration Statement No.:

-----------------------------------------------------------------------------
    3)   Filing Party:

-----------------------------------------------------------------------------
    4)   Date Filed:

-----------------------------------------------------------------------------

Full Value Partners L.P.
Park 80 West - Plaza Two, Suite C04
Saddle Brook, NJ 07663
Phone: 201-556-0092
Fax: 201-556-0097
adakos@bulldoginvestors.com

November 14, 2006

Dear Fellow Gyrodyne Shareholder:

Full Value Partners is a member of a group that owns more than
17% of the shares of Gyrodyne and is its largest shareholder.
We are writing to you because the board has failed to keep its promises to shareholders.  Instead of moving to maximize
shareholder value as it promised, management is apparently
primarily concerned with retaining its jobs and perks.

There is no need to go into a lot of detail about management's failings.  Just consider the following facts.

At last year's annual meeting held on December 9, 2005, CEO
Stephen Maroney described management's goals this way:

Simply put, our corporate objective is to position the
Company so that it is best able to achieve what Wall Street
calls one or more shareholder liquidity events in a

reasonable period of time that allows shareholders to
realize maximum value for their investment in the Company.
A liquidity event may be defined as a sale of the Company,
a merger or other business combination, sale of assets
followed by a distribution of proceeds or other value-
realizing transaction. Our objective is to put the maximum
amount of cash or marketable securities in the hands of our
shareholders in a tax efficient manner. . . .

After not hearing about any progress toward this goal and with
Gyrodyne's stock price languishing below $45 per share, on April
17, 2006 we offered to pay $48.00 per share for all shares of
Gyrodyne and indicated a willingness to increase our offer price after conducting due diligence.  Without any negotiations, the board rejected our offer outright and on May 2, 2006 Gyrodyne issued an announcement in which Mr. Maroney stated:

Our Board of Directors considered the offer carefully in
consultation with our financial and legal advisors and
concluded that Gyrodyne's prospects are substantially
better than are reflected in the . . . offer.  We believe
that the pursuit of just compensation in the Court of
Claims, together with the progress being made with the
other components of our corporate strategy will enable
Gyrodyne to achieve one or more shareholder liquidity
events in a reasonable period of time and gives Gyrodyne a
better chance to maximize value for our shareholders.

On October 19, 2006, Mr. Maroney changed his tune as he proudly announced that Gyrodyne had agreed to acquire ten buildings in the Port Jefferson Professional Park in Port Jefferson Station,
New York, stating:

This acquisition . . . fits perfectly within the investment
strategy of Gyrodyne and our management team is well suited
to manage this property.  We're enthusiastic about our
first acquisition of property since announcing our strategy
last year to convert to a REIT, which is scheduled to be
effective as of May 1, 2006, the beginning of our current
fiscal year.

Clearly, using Gyrodyne's cash to acquire property is completely contrary to a "corporate strategy [to] enable Gyrodyne to
achieve one or more shareholder liquidity events in a reasonable period of time."

In short, Mr. Maroney and the rest of the board have betrayed the shareholders.  That is why we believe it is time for a
change at the top.  To that end, we are proposing three nominees for the board of directors.  You can be sure that our nominees will not tolerate any more stalling.  They will have only one goal - to maximize shareholder value!  We are also proposing that Gyrodyne eliminate its poison pill because it is a
deterrent to achieving that goal.

If you care about your investment in Gyrodyne and you share our goal of maximizing shareholder value, please vote your proxy online at WWW.PROXYVOTE.COM or by telephone at 1-800-454-8683.
Alternatively, you can mail the GREEN proxy card in the enclosed envelope but please do it today so we can get started on doing what it takes to achieve a much higher stock price for
shareholders.

Very truly yours,

Andrew Dakos
Managing Member
Full Value Advisors LLC
General Partner

Top Gyrodyne investor blasts management

By Jeremy Harrell

Friday, November 10, 2006

Gyrodyne's biggest shareholder is mad as hell, and it's not
going to take it anymore.
Six months after Gyrodyne Co. of America Inc. rebuffed a
takeover bid by Opportunity Partners LLP, the hedge fund's
principals have demanded three seats on Gyrodyne's board of
directors and called for a dissolution of the company's poison pill. Gyrodyne's annual shareholder meeting takes place next month.
"We've been dissed long enough," said Phillip Goldstein, a
general partner of Opportunity Partners, an entity linked to New
Jersey-based Full Value Partners, which owns more than 17
percent of Gyrodyne stock. "Frankly, I don't know what
management does all day."
St. James-based Gyrodyne once made drone helicopters but now functions primarily as a real estate company. A large chunk of its most significant holding was recently seized through eminent domain by Stony Brook University, and Gyrodyne is seeking
greater compensation from the state government for the land.
In the last year, Gyrodyne's management has put the company on the path toward becoming a real estate investment trust. In
October, Gyrodyne announced a plan to buy several medical office buildings in Port Jefferson and added a new director with
greater experience in real estate.
Goldstein said he and his partners don't necessarily oppose
Gyrodyne's corporate repositioning, but he said the company's current management is ill-equipped to run a real estate firm.
Opportunity Partners made its demands known through a Securities and Exchange Commission filing on Tuesday.
"It's not just where it's heading, but who's heading it,"
Goldstein said of Gyrodyne. "They need an experienced real
estate operator. All they're doing is endorsing rent checks and depositing them in the bank."
Gyrodyne, in a statement, said the Port Jefferson acquisition is
"consistent with Gyrodyne's REIT conversion strategy."
In May, Gyrodyne turned down a $48-per-share tender offer from
Opportunity Partners, saying the bid undervalued the company.
Since then, however, Gyrodyne's lightly traded stock has hovered below $48, changing hands on Wednesday morning at $45.99.

In rejecting the buyout, Gyrodyne's chief executive also
promised unspecified "shareholder liquidity events" in the near future.
Goldstein said those liquidity events have never materialized, and instead of divesting all or parts of the company, Gyrodyne has expanded the board and bought more property.
"They don't look like they're trying to provide liquidity,"
Goldstein said. "I think they're trying to milk this thing."
In its statement, Gyrodyne said its recent acquisition would
"further enhance" a liquidity strategy and unlock greater
shareholder value, and declined to say more until it files a normal response.
Goldstein also chided Gyrodyne's management for issuing stock options, insisting that options are designed to reward
executives at the helm of dynamic companies. Gyrodyne,
meanwhile, rarely exceeds a daily trading volume of 1,000 shares and, except for a brief spike when Opportunity Partners made its buyout offer, Gyrodyne's stock price has budged barely 1 percent since November 2005, according to Goldstein.
"We've asked them for a board seat for some time, but they
jerked us around," he said. "I'm tired of this."

2006 Long Island Business News

PROXY STATEMENT OF FULL VALUE PARTNERS L.P.,
A STOCKHOLDER OF GYRODYNE COMPANY OF AMERICA, INC. ("Gyrodyne")
IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF DIRECTORS AT
THE ANNUAL MEETING OF SHAREHOLDERS (To be held on December 7,
2006)

Full Value Partners L.P., a stockholder of Gyrodyne, is sending this proxy statement and the enclosed GREEN proxy card to
shareholders of record as of October 30, 2006 (the "Record
Date") of Gyrodyne.  We are soliciting a proxy to vote your
shares at the Annual Meeting of Shareholders (the "Meeting").
Please refer to Gyrodyne's proxy soliciting material for
additional information concerning the Meeting and the matters to be considered by shareholders including the election of
directors.  This proxy statement and the enclosed GREEN proxy card are first being sent to shareholders on or about November
16, 2006.

INTRODUCTION
There are two matters that the board has scheduled to be voted upon at the Meeting: (1) to elect three Directors; and (2) to ratify Holtz Rubenstein Reminick LLP as auditors for the Fiscal
Year ending April 30, 2007.  In addition, we intend to submit a non-binding proposal to dismantle Gyrodyne's poison pill.
We are soliciting a proxy to vote your shares FOR the election of our nominees as directors and FOR each of the above
proposals.

How Proxies Will Be Voted
If you wish to vote FOR the election of our nominees and/or to vote on any of the above proposals, you may do so by completing and returning a GREEN proxy card to us or to our agent.  Unless you direct otherwise, your shares will be voted FOR the election of our nominees, FOR the ratification of Holtz Rubenstein
Reminick LLP as auditors and FOR our proposal to dismantle
Gyrodyne's poison pill.  In addition, you will be granting the proxy holder(s) discretionary authority to vote on any other matters that may come before the Meeting including matters
relating to the conduct of the Meeting.

Voting Requirements
The presence in person or by proxy of more than 50% of
Gyrodyne's outstanding shares shall constitute a quorum.
Directors shall be elected by a plurality of the votes cast.
The other proposals will be decided by a majority of the votes cast. Abstentions will have no effect on the outcome of either proposal.

Revocation of Proxies
You may revoke any proxy prior to its exercise by: (i)
delivering a written revocation to us; (ii) executing and
delivering a later dated proxy; or (iii) voting in person at the
Meeting.  Attendance at the Meeting will not in and of itself revoke a proxy.  There is no limit on the number of times you may revoke your proxy before it is exercised.  Only your latest dated proxy will be counted.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, we intend to nominate the following persons for election as directors.  Each nominee has consented to being
named in this proxy statement and to serve as a director if
elected.  Unless noted, none of our nominees personally owns shares or has any arrangement or understanding with any person with respect to any future employment by Gyrodyne.  Please refer to Gyrodyne's proxy soliciting material for additional
information concerning the election of directors.

Phillip Goldstein (born 1945); 60 Heritage Drive, Pleasantville,
NY 10570 - Mr. Goldstein is an investment advisor and a
principal of the general partner of three investment
partnerships in the Bulldog Investors group of funds:
Opportunity Partners L.P., Opportunity Income Plus Fund L.P.,
and Full Value Partners L.P. He has been a director of the
Mexico Income and Equity Fund since 2000, Brantley Capital
Corporation since 2001, the Emerging Markets Telecommunications
Fund since 2005 and the First Israel Fund since 2005.

Timothy Brog (born 1964); Timothy Brog has been the President of
Pembridge Capital Management LLC and the Portfolio Manager of
Pembridge Value Opportunity Fund since 2004. Mr. Brog has been a
Managing Director of The Edward Andrews Group Inc., a boutique investment bank since 1996. From 1989 to 1995, Mr. Brog was a corporate finance and mergers and acquisition associate of the law firm Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Brog is a director of The Topps Company, Inc. Mr. Brog received a Juris
Doctorate from Fordham University School of Law in 1989 and a BA from Tufts University in 1986.

Andrew Dakos (born 1966); Park 80 West, Plaza Two, Suite C04,
Saddle Brook, NJ 07663 - Mr. Dakos is a self-employed investment advisor and a principal of the general partner of three
investment partnerships in the Bulldog Investors group of funds:
Opportunity Partners L.P., Opportunity Income Plus Fund L.P.,
and Full Value Partners L.P. and President of Elmhurst Capital,
Inc. an investment advisory firm. He has been a director of the
Mexico Income and Equity Fund since 2001.

Mr. Goldstein and his wife jointly beneficially own 3,200 shares and Mr. Dakos beneficially owns 100 shares of Gyrodyne. Mr.
Goldstein and Mr. Dakos are managing members of Full Value
Advisors LLC, the General Partner of Full Value Partners.
Inclusive of the foregoing, Mr. Goldstein and Mr. Dakos are
principals of the General Partner of various limited
partnerships that beneficially own a total of 141,819 shares of
Gyrodyne. In aggregate, Mr. Goldstein and Mr. Dakos are deemed to beneficially own 217,681 shares of GYRO or 17.58% of the
outstanding shares.  Mr. Brog does not own any shares of
Gyrodyne. Each of our nominees has consented to be named in the proxy statement as a nominee and to serve as a director if
elected. There are no arrangements or understandings between
Full Value Partners and any of the above nominees or any other person(s) in connection with the nominations.

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS
Unless instructions to the contrary are given, your proxy will be voted to ratify the selection of Holtz Rubenstein Reminick
LLP as auditors for the Fiscal Year ending April 30, 2007.

PROPOSAL 3: A PROPOSAL TO DISMANTLE THE COMPANY'S PILL
Gyrodyne's board of directors has adopted a poison pill whose purpose is to prevent shareholders from accepting a premium
offer for their shares unless the board approves it.  We do not believe the board should have a veto over the shareholders if they determine that they wish to accept such an offer.
Therefore, we intend to introduce a non-binding proposal that
Gyrodyne dismantle its poison pill.  There is no certainty that
the board will implement this proposal if it is approved.   In
the absence of contrary instructions, the proxies will vote your shares FOR this proposal.

THE SOLICITATION

Persons affiliated with or employed by us or our affiliates may assist us in the solicitation of proxies.  Banks, brokerage
houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners of common shares for whom they hold shares of record.  We will reimburse these
organizations for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this
proxy solicitation.  Because we believe that all shareholders will benefit from this solicitation, we intend to seek
reimbursement of our expenses from Gyrodyne.  Shareholders will not be asked to vote on the reimbursement of our solicitation expenses which we estimate to be approximately $10,000.  There is no arrangement or understanding involving us or any of our affiliates relating to future employment by or any future
transaction with Gyrodyne.

Other than as set forth in this Proxy Statement, there are no contracts, arrangements, or understandings entered into by any of the participants in the solicitation or, to the participants'
knowledge, any of their associates within the past year with any person with respect to any of Gyrodyne's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division or losses or profits, of the giving or withholding of proxies.

Except as set forth in the Proxy Statement, none of the
participants in the solicitation or, to the participants'
knowledge, any of their associates has entered into any
agreement or understanding with any person with respect to: (i)
any future employment by Gyrodyne or its affiliates; or (ii) any future transactions to which Gyrodyne or any of its affiliates will or may be a party.

Full Value Partners L.P. is the soliciting stockholder and owns
96,559 shares of Gyrodyne, of which 87,707 have been purchased within the past two years.  As indicated above, two of our
nominees are affiliated with Full Value Partners L.P.

November 14, 2006

PROXY CARD

Proxy Solicited in Opposition to the Board of Directors of
Gyrodyne Company of America, Inc. ("Gyrodyne") by Full Value
Partners L.P. for the 2006 Annual Meeting of Shareholders

The undersigned hereby appoints Phillip Goldstein, Rajeev Das, and Andrew Dakos, and each of them, as the undersigned's
proxies, with full power of substitution, to attend  the Annual
Meeting of Shareholders of Gyrodyne and any adjourned or
postponed Meeting, and to vote on all matters that come before either meeting the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS:  Mark votes by placing an "x" in the appropriate
[  ].)

1. ELECTION OF THREE DIRECTORS

[ ] FOR TIMOTHY BROG [ ] WITHHOLD AUTHORITY

[ ] FOR PHILLIP GOLDSTEIN [ ] WITHHOLD AUTHORITY

[ ] FOR ANDREW DAKOS [ ] WITHHOLD AUTHORITY
2:  RATIFICATION OF THE SELECTION OF HOLTZ RUBENSTEIN REMINICK
LLP AS AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2007.
FOR [   ]AGAINST [   ]ABSTAIN [   ]

3. A PROPOSAL TO DISMANTLE THE COMPANY'S POISON PILL

FOR [   ]AGAINST [   ]ABSTAIN [   ]

Please sign and date below.  Your shares will be voted as
directed.  If no direction is made, this proxy will be voted FOR the election of the nominees named above and FOR Proposals 2 and
3.  The undersigned hereby acknowledges receipt of the proxy statement dated November 14, 2006 of Full Value Partners L.P.
and revokes any proxy previously executed.

Signature(s)_______________  Dated: ______________

EXHIBIT F

November 29, 2006

Via Facsimile 201-556-0097 and U.S. Mail

Full Value Partners L.P.
Attention: Andrew Dakos
Park 80 West - Plaza Two, Suite C04
Saddle Brook, NI 07663

Re:	Gyrodyne Company of America, Inc.
Definitive Proxy Statement flied on Schedule 14A
Filed November 14, 2006 by Full Value Partners, L.P.
File No. 000-01684

Definitive Additional Materials filed November 17, 2006
Filed by Full Value Partners, L.P.
File No. 000-01684

Beneficial Ownership Report filed on Schedule 13D/A
Filed November 7, 2006 by Bulldog Investors et al.
File No. 5-33650

Dear Mr. Dakos:

We have reviewed the above-referenced filings and have the following comments. Where indicated, we think you should revise your documents in response to these comments. If you disagree, we will consider your explanation as to why our comments may be inapplicable or a revision is unnecessary. Please be as detailed as necessary in your explanation.

Please understand that the purpose of our review process is to assist you in your compliance with the applicable disclosure requirements and to enhance the overall disclosure in your filings. We look forward to working with you in these respects. We welcome any questions you may have about our comments or any other aspect of our review. Feel free to call us at the telephone number listed at the end of this letter.

Definitive Proxy Statement filed on Schedule 14A

General
1.
Given that the proxy statement is being disseminated with the expectation of soliciting proxies to support a slate of directors in opposition to the slate proposed by management, the proxy statement did not qualify under Rule 14a-6 for the exclusion from filing in preliminary form. Because a preliminary proxy statement was not first filed, the

Schedule 14A filing by Full Value
November 29, 2006

participants in this solicitation violated Rule 14a-6 of Regulation 14A. Please revise the proxy statement to affirmatively indicate the participants have committed a federal securities law violation.

2.
Gyrodyne sent a letter dated November 15 to Full Value notifying it of its failure to comply with the Company's advance notice requirements. Revise to disclose, if true, that Full Value received such notification from Gyrodyne and that Gyrodyne intends to rule any of Full Value's proposals out of order at the annual meeting. In addition, please disclose to security holders that any proxies delivered to the proxy holders identified on the proxy card, Phillip Goldstein, Rajeev Das and Andrew Dakos, are accordingly at risk of not being counted.

3.
Please be advised that all of the disclosure required by Item 4(b) and Item 5(b) of Schedule 14A is required in contested solicitations of directors. Please revise the proxy statement to clearly identify all participants and include the corresponding disclosure required for all participants in the solicitation. All director nominees, for example, fall squarely within the scope of the definition of "participant" set forth in Instruction 3(a) to Item 4 of Schedule 14A. The dates of securities transactions, for example, have not been disclosed.

4.
Revise the cover page of Schedule 14A to identify every participant in the solicitation as a person tiling the proxy statement. At present, only Full Value Partners L.P. has been identified as the only person filing the proxy statement.

5.
The proxy statement does not appear to have been prepared in accordance with the item requirements in Schedule 14A. For example, the proxy statement should be amended to include the disclosures required by Items 1, 2, 3, 4(b), 5(b), 6, 19, 20, and 21. The proxy statement accordingly has been disseminated with material omission. Please revise the proxy statement and distribute a supplement to security holders that contains the missing information.

Beneficial Ownership Report on Schedule 131)/A

6.
Please file an amended Schedule 13D to clearly indicate, if true, that the clients referenced in this filing are indeed members of the group. Alternatively, explain how the clients can retain dispositive power of the securities yet not be considered members of the group..

7.
Please describe the nature of the agreement between the members of the group as required by Item 6 of Schedule 13D. Expressly state whether or not the agreement is oral or written. In addition, advise us of all of the names of the persons and entities that could be considered members of the group.

Schedule 14A filing by Full Value
November 29. 2006

8.	Please obtain the signatures on the amended Schedule 13D of all of the members of the group. At present, a signature for Bulldog Investors is missing.

9.
Please revise to include the individual beneficial ownership totals of each member of the group. In addition, please ensure that your responses to all disclosure items follow the item requirements provided on the Schedule 13D publicly available on our website, www.sec.gov.

Closing Comments

As appropriate, please respond to these comments by promptly amending the filings and electronically submitting a response letter via EDGAR and "tagged" as correspondence as required by Rule 3-10 of Regulation S-T. If you do not agree with a comment, please tell us why in your response.

Inconnection with your response to our comments, please provide, in writing, a statement from each participant acknowledging that:

·	The participant is responsible for the adequacy and accuracy of the disclosure in the filings;

·	staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

·	The participant may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

In addition, please be advised that the Division of Enforcement has access to all information you provide to the staff of the Division of Corporation Finance in our review of your filings or in response to our comments on your filings.

We urge all persons who are responsible for the accuracy and adequacy of the disclosure in the filings reviewed by the staff to be certain that they have provided all information investors require for an informed decision. Please direct any questions that relate to the above-captioned filings or this comment letter to me in the Office of Mergers and Acquisitions, Division of Corporate Finance, at (202) 551-3266.

Sincerely,

Nicholas P. Panos
Special Counsel

EXHIBIT G

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant []
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[x ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                        GYRODYNE COMPANY OF AMERICA, INC.
----------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

FULL VALUE PARTNERS L.P.
----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction
applies:

----------------------------------------------------------------

2)   Aggregate number of securities to which transaction
applies:

----------------------------------------------------------------
3)   Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the
amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

----------------------------------------------------------------

    5)   Total fee paid:

---------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

----------------------------------------------------------------

2)   Form, Schedule or Registration Statement No.:

----------------------------------------------------------------
3)   Filing Party:

----------------------------------------------------------------
4)   Date Filed:

----------------------------------------------------------------

PROXY STATEMENT OF FULL VALUE PARTNERS L.P.,
A STOCKHOLDER OF GYRODYNE COMPANY OF AMERICA, INC. ("Gyrodyne")
IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF DIRECTORS AT
THE 2007 ANNUAL MEETING OF SHAREHOLDERS (To be held on December
--, 2007)

Full Value Partners L.P., a stockholder of Gyrodyne, is sending this proxy statement and the enclosed GREEN proxy card to
shareholders of record as of October --, 2007 (the "Record
Date") of Gyrodyne.  We are soliciting a proxy to vote your
shares at the Annual Meeting of Shareholders (the "Meeting").
Please refer to Gyrodyne's proxy soliciting material for
additional information concerning the Meeting and the matters to be considered by shareholders including the election of
directors.  This proxy statement and the enclosed GREEN proxy card are first being sent to shareholders on or about November -
-, 2007.

INTRODUCTION
There are two matters that the board has scheduled to be voted upon at the Meeting: (1) to elect three Directors; and (2) to ratify Holtz Rubenstein Reminick LLP as auditors for the Fiscal
Year ending December 31, 2007.  In addition, we intend to submit a non-binding proposal to dismantle Gyrodyne's poison pill.
We are soliciting a proxy to vote your shares FOR the election of our nominees as directors and FOR each of the above
proposals.

How Proxies Will Be Voted
If you wish to vote FOR the election of our nominees and/or to vote on any of the above proposals, you may do so by completing and returning a GREEN proxy card to us or to our agent.  Unless you direct otherwise, your shares will be voted FOR the election of our nominees, FOR the ratification of Holtz Rubenstein
Reminick LLP as auditors and FOR our proposal to dismantle
Gyrodyne's poison pill.  In addition, you will be granting the proxy holder(s) discretionary authority to vote on any other matters that may come before the Meeting including matters
relating to the conduct of the Meeting.

Voting Requirements
The presence in person or by proxy of more than 50% of
Gyrodyne's outstanding shares shall constitute a quorum.
Directors shall be elected by a plurality of the votes cast.
The other proposals will be decided by a majority of the votes cast. Abstentions will have no effect on the outcome of either proposal.

Revocation of Proxies
You may revoke any proxy prior to its exercise by: (i)
delivering a written revocation to us; (ii) executing and
delivering a later dated proxy; or (iii) voting in person at the
Meeting.  Attendance at the Meeting will not in and of itself revoke a proxy.  There is no limit on the number of times you may revoke your proxy before it is exercised.  Only your latest dated proxy will be counted.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, we intend to nominate the following persons for election as directors.  Each nominee has consented to being
named in this proxy statement and to serve as a director if
elected.  Unless noted, none of our nominees personally owns shares or has any arrangement or understanding with any person with respect to any future employment by Gyrodyne.  Please refer to Gyrodyne's proxy soliciting material for additional
information concerning the election of directors.

Phillip Goldstein (born 1945); 60 Heritage Drive,
Pleasantville, NY 10570 - Mr. Goldstein is an investment
advisor and a principal of the general partner of three
investment partnerships in the Bulldog Investors group of
funds: Opportunity Partners L.P., Opportunity Income Plus
Fund L.P., and Full Value Partners L.P.  He has been a

director of the Mexico Equity and Income Fund since 2000
and Brantley Capital Corporation since 2001.

Timothy Brog (born 1964); Mr. Brog has been the Managing
Director of Locksmith Capital Management LLC since
September 2007.  Prior to that, Mr. Brog had been the
President of Pembridge Capital Management LLC and the
Portfolio Manager of Pembridge Value Opportunity Fund since
2004. Mr. Brog had been a Managing Director of The Edward
Andrews Group Inc., a boutique investment bank from 1996 to
2004. From 1989 to 1995, Mr. Brog was a corporate finance
and mergers and acquisition associate of the law firm
Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Brog is a
director of The Topps Company, Inc. and Peerless Systems
Corporation.  Mr. Brog received a Juris Doctorate from
Fordham University School of Law in 1989 and a BA from
Tufts University in 1986.

Andrew Dakos (born 1966); Park 80 West, Plaza Two, Suite
750, Saddle Brook, NJ 07663 - Mr. Dakos is a self-employed
investment advisor and a principal of the general partner
of five investment partnerships in the Bulldog Investors
group of funds: Opportunity Partners L.P., Opportunity
Income Plus Fund L.P., Full Value Partners L.P., Full Value
Special Situations Fund L.P., and Full Value Offshore L.P.
He has been a director of the Mexico Equity and Income Fund
since 2001 and Brantley Capital Corporation since 2007.
Mr. Goldstein and his wife jointly beneficially own 3,200 shares and Mr. Dakos beneficially owns 100 shares of Gyrodyne. Mr.
Goldstein and Mr. Dakos are managing members of Full Value
Advisors LLC, the General Partner of Full Value Partners.
Inclusive of the foregoing, Mr. Goldstein and Mr. Dakos are
principals of the General Partner of various limited
partnerships that beneficially own a total of 160,204 shares of
Gyrodyne.  In aggregate, Mr. Goldstein and Mr. Dakos are deemed to beneficially own --------- shares of GYRO or -------% of the outstanding shares.  Each of our nominees has consented to be named in the proxy statement as a nominee and to serve as a
director if elected. There are no arrangements or understandings between Full Value Partners and any of the above nominees or any other person(s) in connection with the nominations.

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS
Unless instructions to the contrary are given, your proxy will be voted to ratify the selection of Holtz Rubenstein Reminick
LLP as auditors for the Fiscal Year ending April 30, 2007.

PROPOSAL 3: A PROPOSAL TO DISMANTLE THE COMPANY'S PILL

Gyrodyne has a poison pill whose purpose is to prevent
shareholders from accepting a premium offer for their shares unless the board approves it.  We do not believe the board
should have such a veto.  Therefore, we intend to introduce a non-binding proposal that Gyrodyne dismantle its poison pill.
There is no certainty that the board will implement this
proposal if it is approved.   In the absence of contrary
instructions, the proxies will vote your shares FOR this

proposal.

THE SOLICITATION

Persons affiliated with or employed by us or our affiliates may assist us in the solicitation of proxies.  Banks, brokerage
houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners of common shares for whom they hold shares of record.  We will reimburse these
organizations for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this
proxy solicitation.  Because we believe that all shareholders will benefit from this solicitation, we intend to seek
reimbursement of our expenses from Gyrodyne.  Shareholders will not be asked to vote on the reimbursement of our solicitation expenses which we estimate to be approximately $20,000.  There is no arrangement or understanding involving us or any of our affiliates relating to future employment by or any future
transaction with Gyrodyne.

Other than as set forth in this Proxy Statement, there are no contracts, arrangements, or understandings entered into by any of the participants in the solicitation or, to the participants?
knowledge, any of their associates within the past year with any person with respect to any of Gyrodyne?s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division or losses or profits, of the giving or withholding of proxies.

Except as set forth in the Proxy Statement, none of the
participants in the solicitation or, to the participants?
knowledge, any of their associates has entered into any
agreement or understanding with any person with respect to: (i)
any future employment by Gyrodyne or its affiliates; or (ii) any future transactions to which Gyrodyne or any of its affiliates will or may be a party.

Full Value Partners L.P. is the soliciting stockholder and owns
100,144 shares of Gyrodyne, of which ----- have been purchased within the past two years.  As indicated above, two of our
nominees are affiliated with Full Value Partners L.P.

November --, 2007

PROXY CARD

Proxy Solicited in Opposition to the Board of Directors of
Gyrodyne Company of America, Inc. (?Gyrodyne?) by Full Value
Partners L.P. for the 2007 Annual Meeting of Shareholders

The undersigned hereby appoints Phillip Goldstein, Rajeev Das, and Andrew Dakos, and each of them, as the undersigned?s
proxies, with full power of substitution, to attend  the Annual

Meeting of Shareholders of Gyrodyne and any adjourned or
postponed Meeting, and to vote on all matters that come before either meeting the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS:  Mark votes by placing an [x] in the appropriate
[  ].)

1. ELECTION OF THREE DIRECTORS

[ ] FOR TIMOTHY BROG [ ] WITHHOLD AUTHORITY

[ ] FOR PHILLIP GOLDSTEIN [ ] WITHHOLD AUTHORITY

[ ] FOR ANDREW DAKOS [ ] WITHHOLD AUTHORITY

2:  RATIFICATION OF THE SELECTION OF HOLTZ RUBENSTEIN REMINICK
LLP AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.
FOR [   ]AGAINST [   ]ABSTAIN [   ]

3. A PROPOSAL TO DISMANTLE THE COMPANY?S POISON PILL

FOR [   ]AGAINST [   ]ABSTAIN [   ]

Please sign and date below.  Your shares will be voted as
directed.  If no direction is made, this proxy will be voted FOR the election of the nominees named above and FOR Proposals 2 and
3.  The undersigned hereby acknowledges receipt of the proxy statement dated November --, 2007  of Full Value Partners L.P.
and revokes any proxy previously executed.

Signature(s)___________________ Dated: _______________

EXHIBIT H

COMMONWEALTH OF MASSACHUSETTS
OFFICE OF THE SECRETARY OF THE COMMONWEALTH
SECURITIES DIVISION
ONE ASHB.URTON PLACE, 17TH FLOOR
BOSTON, MASSACHUSETTS 02108

)
IN THE MATTER OF:	)
)
BULLDOG INVESTORS GENERAL PARTNERSHIP,	)
OPPORTUNITY PARTNERS L.P.,	)
FULL VALUE PARTNERS L.P.,	)
OPPORTUNITY INCOME PLUS FUND L.P.,	)
KIMBALL & WINTHROP, INC.,	)	DOCKET NO. E-07-0002
FULL VALUE ADVISORS, LLC,	)
SPAR ADVISORS, LLC,	)
PHILLIP GOLDSTEIN,	)
STEVEN SAMUELS,	)
ANDREW DAKOS, &	)
RAJEEV DAS	)
)
RESPONDENTS.	)
)

FINAL ORDER
On July 25, 2007, the Hearing Officer filed her Recommended Findings of Fact and Conclusions of Law Relative to the Division's and Respondents' Motions for Summary Decision and Proposed Order (the "Hearing Officer Report") in the above-captioned matter. After reviewing the record, I hereby adopt in their entirety the recommended findings of fact and conclusions of law set forth in the Hearing Officer Report. Accordingly, it is hereby ORDERED that:
1:	Respondents permanently cease and desist from committing any further violations of the Act;

2.	Respondents take any and all action necessary to ensure that the offer and sale of securities in the Commonwealth are in accordance with section 301 of the Massachusetts Uniform Securities Act; and
3.	Respondents pay an administrative fine in the total amount of $25,000.00, the maximum penalty allowed by the Act but necessary to serve as a deterrent against future violations.
Pursuant to the June 5, 2007 modification to the May 7, 2007 Order of Stay, I hereby stay the imposition of sanctions against the Respondents until the Massachusetts Superior Court rules upon the Respondents' motion for preliminary injunction in the Matter of Bulldog Investors Gen. Partn. V. Galvin, BLS No. 07-1261 (Mass. Super. Ct. Mar. 23, 2007).

SECRETARY OR THE COMMONWEALTH
WILLIAM FRANCIS GALVIN

/s/ Diane Young-Spitzer, Esq.
Diane Young-Spitzer, Esq.
Acting Director
Massachusetts Securities Division

Dated: October 17, 2007

Respondents may appeal this decision to Superior Court. The appeal must be tiled within thirty days after receipt of this Final Order. Appeals must comply with M.G.L. c. 30A, s.14, The Massachusetts Rules of Civil Procedures and Rules of the Superior Court.

COMMONWEALTH OF MASSACHUSETTS
OFFICE OF THE SECRETARY OF THE COMMONWEALTH
SECURITIES DIVISION
ONE ASHB.URTON PLACE, 17TH FLOOR
BOSTON, MASSACHUSETTS 02108

)
IN THE MATTER OF:	)
)
BULLDOG INVESTORS GENERAL PARTNERSHIP,	)
OPPORTUNITY PARTNERS L.P.,	)
FULL VALUE PARTNERS L.P.,	)
OPPORTUNITY INCOME PLUS FUND L.P.,	)
KIMBALL & WINTHROP, INC.,	)	DOCKET NO. E-07-0002
FULL VALUE ADVISORS, LLC,	)
SPAR ADVISORS, LLC,	)
PHILLIP GOLDSTEIN,	)
STEVEN SAMUELS,	)
ANDREW DAKOS, &	)
RAJEEV DAS	)
)
RESPONDENTS.	)
)

CERTIFICATE OF SERVICE

1 hereby certify under the pains and penalties of perjury that on this date I caused a true and accurate copy of the attached Final Order issued by Diane Young- Spitzer, the Acting Director of the Massachusetts Securities Division in this matter, to be served on the persons listed below:

VIA CERTIFIED MAIL:

Andrew Good, Esq.
Good & Cormier
83 Atlantic Avenue
Boston, MA 02110-3711
Courtesy copy by facsimile: (617) 523-7554

VIA MANUAL DELIVERY ONLY:
Patrick Ahearn, Esq.
James August Cappoli, Esq.
William J. Donahue, Esq.
Nathaniel Orenstein, Esq.
Office of the Secretary of the Commonwealth
Securities Division — Enforcement Section
One Ashburton Place, Room 1701
Boston, MA 02108
/s/ Joseph F. Sheehan Joseph F. Sheehan Staff Attorney

Dated: October 17, 2007

EXHIBIT I

Full Value Partners L.P.
Park 80 West-Plaza 2
Suite C04
Saddle Brook, NJ 07663
(201) 556-0092
Fax: (201) 556-007

December 4, 2006

Nicholas P. Panos
Special Counsel
Office of Mergers and Acquisitions
Securities and Exchange Commission
450 Fifth Street
Washington, D.C. 20549

Dear Mr. Panos:

We received your letter dated November 29, 2006 about our proxy solicitation in connection with the annual meeting of Gyrodyne Company of America, Inc. ("GYRO").

First, to the extent the proxy rules serve to bar or chill truthful speech or require a proxy contestant to provide information that would not materially change the total mix of information necessary for a reasonable investor to cast an informed vote, they are unconstitutional. In a comment letter to the Commission dated June 13, 2006, my partner, Phillip Goldstein elaborated on the unconstitutionality of the proxy rules, in particular, the pre-filing of proxy material:

The Proxy Rules and the First Amendment

Some of the proxy rules and procedures are almost certainly unconstitutional when applied to proxy contests because they purport to proscribe speech or have the effect of chilling it. For example, there is little doubt that a court would find that the requirement to pre-file contested proxy materials along with the staffs review/comment/response procedure constitute a scheme of "prior restraint," i.e., the censorship or chilling of protected speech prior to a full, adversarial, and final adjudication of the legality of the speech. As the Supreme Court has repeatedly made clear, "[a]ny system of prior restraints of expression comes to this Court bearing a heavy presumption against its constitutional validity."(1) Generally, a government agency may not engage in prior restraint of speech absent "a clear and present danger," (2) a standard that would be virtually impossible to meet in the context of a contested proxy solicitation. Much of what staff reviewers do conflicts with what the Supreme Court said in New York Times v. Sullivan, 376 U.S. 254 (1964): "Authoritative interpretations of the First Amendment guarantees have consistently refused to recognize an exception for any test of truth - whether administered by judges, juries, or administrative officials - and especially one that puts the burden of proving truth on the speaker."

The obvious -- and only -- solution is to abandon the review/comment/response procedure for contested solicitations.

In addition to being at odds with First Amendment jurisprudence, staff review of contested solicitation materials is a poor use of the Commission's (and proxy contestants')(3)

resources. Too many staff comments deal with minutiae or demand the basis for the soliciting person's opinions rather than, as [Release No. 34-31326 (the "Release")] advocated, allowing the opposing party to counter opinions it deems objectionable. Comments asserting real fraud are rare.  It seems as if staffers are expected to produce many comments and they do that by demanding a factual basis for almost every opinion. This may be partly a result of the silly examples of "misleading" statements in the note to rule 14a-9. In the Release, the Commission explained why rule 14a-9 is needed, i.e. "to deal with the problem that would arise if a shareholder was advised that his or her shares were going to be voted on the election of directors and auditors, and instead the proxy was used to vote, for example, in favor of a merger with another company owned by insiders on unfavorable terms." Compare that sort of outright fraud with the trivial examples of misleading statements in the note to rule 14a-9:

a.  Predictions as to specific future market values. (4)

b.  Material which directly or indirectly impugns character, integrity or personal reputation, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation.

c.  Failure to so identify a proxy statement, form of

proxy and other soliciting material as to clearly distinguish it from the soliciting material of any other person or persons soliciting for the same meeting or subject matter.

d.   Claims made prior to a meeting regarding the results of a solicitation.(5)

Certainly, none of these things rise to the level of advising "a shareholder . . . that his or her shares [are] going to be voted on the election of directors and auditors, and instead [using] the proxy . . . to vote ... in favor of a merger with another company owned by insiders on unfavorable terms."

Staffers should be reassigned from unproductive (and illegal) censorship duty to more useful tasks. Another proxy rule that is almost certainly unconstitutional is rule 14a-4(d) because it proscribes a soliciting person from disclosing the names of the persons for whom the proxy holder will vote. Moreover, such forced nondisclosure of material information may be inherently misleading and sets up a "Catch 22" between compliance with rule 14a-4(d) and compliance with rule 14a-9. There is little doubt that rule 14a-4(d) would be invalidated by a court to the extent it proscribes someone from providing truthful information to shareholders. On a number of occasions, the Supreme Court has invalidated laws that purport to bar truthful speech. Recently, in Thomson v. Western States Medical Center (2002), the Court invalidated an FDA regulation that barred pharmacists from providing truthful information about a certain class of drugs, stating:

"We have previously rejected the notion that the Government has an interest in preventing the dissemination of truthful commercial information in order to prevent members of the public from making bad decisions with the information."

There are other provisions of the proxy rules that violate the First Amendment when applied to a contested solicitation. In general, any rule for contested proxy solicitations that would be unconstitutional if applied to an election for political office is unconstitutional and should be abandoned. As the Release stated: "A regulatory scheme that inserted the Commission staff and corporate management into every exchange and conversation among shareholders, their advisors and other parties in matters subject to a vote certainly would raise serious questions under the free speech clause of the First Amendment particularly where no proxy authority is being solicited by such persons. (Emphasis added.) There is no apparent legal basis to assign a lower degree of First Amendment protection to the speech of persons that do solicit proxy authority. (6) Therefore, the Commission should direct the staff to thoroughly review the proxy rules and related Commission practices and promptly rescind any ones that conflict with the First Amendment.

Also, any rule regulating proxy contests must be applied equitably to all contestants. Since GYRO's management did not file preliminary proxy materials, we should not be required to do so. A belated self-serving determination that it will declare our nominations and proposal "out of order" does not excuse a failure to pre-file or to disclose material information.

As you know, we sent a letter to GYRO on October 30, 2006 advising it that we would be soliciting competing proxies and specifically asking it to "advise us immediately if this notice is deficient in any way so that we can promptly cure any deficiency." GYRO did not respond. On November 13, 2006, management filed a definitive proxy statement which stated: "Management does not know of any other matters that may be presented." Because management never filed a preliminary proxy statement, we e-mailed you immediately as follows:

On 10/30, we notified management of Gyrodyne (and made a filing on 11/7) that we would be nominating directors at the meeting scheduled for Dec. 7. Management ignored us and filed definitive proxy materials today which falsely states: "Management does not know of any other matters that may be presented." Management never filed preliminary materials. With the meeting so close, it would significantly disadvantage us to have to file preliminary proxy material and wait ten days. The proxy rules must be applied equally to all. Therefore, unless the staff takes action to postpone the meeting and to allow a level playing field, we intend to also file definitive proxy materials only ASAP. Otherwise, we risk losing as a result of NYSE rule 452 broker voting rule and management's cheating.

Do you have another suggestion? Please advise.

You did not respond to our email so we filed our definitive proxy material on November 14, 2006 so as not to be disadvantaged by management's gun jumping improper end run around the requirement to make a preliminary filing. After receiving a letter from GYRO dated November 15, 2006 in which it threatened to declare our nominations "out of order" we responded via letter dated November 17, 2006 stating that such an action would be illegal and that we would litigate if necessary. Management has never disclosed either of our letters or the true nature of the advance notice dispute.

Mr. Goldstein has advised you of several cases in which a court invalidated enforcement of an advance notice bylaw where a material event occurred after the deadline. Dennis J. Block of Cadwalader Wickersham & Taft LLP is GYRO's outside counsel and has co-written a treatise entitled The Business Judgment Rule that discusses a number of such cases so he knows that we would likely prevail if we file a lawsuit.(7) Yet management made no preliminary proxy filing and still has not provided a candid analysis of the legality of its position. Unless and until management discloses the true nature of the dispute about its threat to refuse to count all proxies submitted and that it may be breaching its fiduciary duty if it refuses to do so, it would be inequitable for the

Commission to require us to tell shareholders that their proxies may not be counted. Moreover, it would be materially misleading for us to unilaterally "affirmatively indicate the participants have committed a federal securities law violation" without a fair presentation of the mitigating facts and circumstances set forth above. It would also be inequitable if GYRO management is not required to make a similar admission especially since management unquestionably violated the federal securities laws by sending definitive proxy materials to GYRO's shareholders without filing them.

None of the other information you asked us to provide is material under the standard set forth in TSC Industries, Inc. v. Northway. That materially standard is summarized in the Commission's June 2004 amicus brief to the United States Court of Appeals for the Second Circuit in Merritt v. Merrill Lynch:

A fact is "material" "if there is a substantial likelihood that a reasonable shareholder would consider it important" in making an investment decision. Basic Inc. v. Levinson, 485 U.S. 224, 231, 234 (1988), quoting TSC Industries, Inc. v. Northway, 426 U.S. 438, 449 (1976). For an omission to be material, "there must be a substantial likelihood that the disclosure of the omitted fact would have been viewed by the reasonable investor as having significantly altered the "total mix" of information made available." Id. at 231-32. In other words, the "role of the materiality requirement" is "to filter out essentially useless information that a reasonable investor would not consider significant, even as part of a larger "mix" of factors to consider in making an investment decision." Id. at 234. A materiality challenge may be resolved on the pleadings if the plaintiff failed sufficiently to allege that the omissions were materially misleading, and summary judgment may be granted if reasonable minds cannot differ on the question of whether they were so; otherwise, the issue is for the trier of fact. See TSC Industries, 426 U.S. at 438.

Since we have not omitted any material fact, i.e., one that would significantly alter the total mix of information made available to any reasonable investor, we do not intend to make any additional filings. We also note that much of the information you asked us to provide in your paragraph 5 is not required under rule 14a-5(c). Also, as a practical matter there is no benefit to be gained through additional responses to staff comments because unless the meeting is postponed as we requested, shareholders will riot have a fair opportunity to digest all this information.

Finally, it is inappropriate to ask for and we will not provide any statement that would compromise our ability to present a zealous defense in connection with any proceeding.

Very truly yours,

Andrew Dakos
Managing Member
Full Value Advisors L.L.C.
General Partner

(1) Bantam Books, Inc. v. Sullivan, 372 U.S. 58, 70 (1963)

(2) Schenck v. United States, 249 U.S. 47 (1919)

(3) Since most proxy contestants engage a lawyer to deal with the SEC staff, the filing/review/comment/response process can impose significant legal costs on a challenger in a proxy contest. Management's lawyers are paid with the company's funds so the process tilts the playing field in management's favor.

(4) This example may have been superseded by Congress when it adopted the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA established several safe harbors for certain "forward-looking statements." The Eleventh Circuit in Harris v. Ivax Corporation, 182 F.3d 799 (11th Cir. 1999), held that one such safe harbor applies to any statement about a company "whose truth or falsity is discernible only after it is made." As the court explained, Congress' intent was "to loosen the 'muzzling effect' of potential liability for forward-looking statements, which often kept investors in the dark about what management foresaw for the company." Similarly, nothing in rule 14a-9 should encourage a

"muzzling effect" on forward-looking statements made by proxy contestants.

(5) Id.

(7) We believe the Commission's staff generally has a poor understanding of the standard a court will apply in a case in which a board takes an action that has a direct adverse impact on the shareholder franchise. When such an action is challenged, a court does not defer to the board's business judgment. Instead, it seeks to determine if the primary purpose of the action is to thwart shareholder action. If it finds that to be the primary purpose, a court will declare the action to be a breach of fiduciary duty and invalidate it unless the board can demonstrate a compelling purpose for its action. Since the "compelling purpose" standard is almost insurmountable, a finding that the primary purpose of a board action is to thwart a shareholder vote is effectively outcome determinative.

Hopefully, this summary will enlighten the staff so that in the future it will be more skeptical about the sort of board actions that are of dubious legality.

EXHIBIT J

GYRODYNE COMPANY OF AMERICA, INC.
ONE FLOWERFIELD
SUITE 24
ST. JAMES, NEW YORK 11780
P - (631) 584-5400
F - (631) 584-7075
www.gyrodyne.com

November 15, 2006

Andrew Dakos
Managing Member
Full Value Advisors LLC
Park 80 West, Plaza Two
Saddle Brook, NJ  07663

Dear Mr. Dakos:

This is to respond to your letter, dated October 30, 2006, notifying Gyrodyne of the intention of Full Value Partners L.P., at Gyrodyne's annual shareholders meeting on December 7, 2006, to nominate three persons for election as directors and to present a proposal to terminate Gyrodyne's Shareholders' Rights Plan.

As you are aware and for the reasons set forth below, your letter does not satisfy the notice requirements of Gyrodyne's by-laws. In order for a shareholder nomination or proposal to be raised at an annual meeting of shareholders, Gyrodyne's by-laws require that written notice of the nomination or proposal must be received by the Company not less than 120 days before the anniversary date of the prior year's annual meeting. For the 2006 annual meeting of shareholders, the written notice was required to be given not later than August 11, 2006, as stated in Gyrodyne's proxy statement for last year's annual shareholders meeting. Nor does your letter satisfy the by-laws' special provision for notices of nominations to fill newly created vacancies. The by-laws, which are on file with the SEC and of which you are aware, require that a notice of a nomination following a public announcement of an increase in the size of the board must be delivered to Gyrodyne not later than the tenth day following the date of the announcement and that nominations may only be made for the new position(s) created by the increase. Gyrodyne's public announcement regarding the increase in the size of the board from seven to eight directors was made on October 18, 2006. Accordingly, if you make your nominations and/or proposal at the annual meeting, the Chairman of the Board intends to rule such nominations and/or proposal out of order.

Very truly yours,

/s/ Peter Pitsiokos
Peter Pitsiokos
Secretary

GYRODYNE COMPANY OF AMERICA, INC.
ONE FLOWERFIELD
SUITE 24
ST. JAMES, NEW YORK 11780
P - (631) 584-5400
F - (631) 584-7075
www.gyrodyne.com

November 30, 2006

Andrew Dakos
Managing Member
Full Value Advisors LLC
Park 80 West, Plaza Two
Saddle Brook, New Jersey 07663

Dear Mr. Dakos:

I write in response to your letter dated November 17, 2006. In your letter you request that our directors waive the advance notice provisions of our by-laws so that you can nominate three nominees for election at our annual meeting and also propose at the meeting that shareholders vote to terminate the Company's Shareholder Rights Plan despite the fact that your proposals do not comply with the terms of our by-laws. Our Board has considered your request and has asked that I respond on behalf of the Board.

The advance notice provisions of our by-laws serve the proper purpose of assuring that the Company has a reasonable amount of time to prepare its proxy materials and disseminate to all shareholders the information necessary for them to make informed decisions with respect to the voting of their shares at a meeting of shareholders. To waive these requirements would largely defeat that purpose and impair the shareholder franchise.

Your letter incorrectly suggests that the Company's purchase of certain real property in Port Jefferson, New York, and the addition of a new independent director is a material event for the Company which requires the Board to make an accommodation for you and waive our by-law requirements that are applicable to all shareholders. The acquisition at Port Jefferson is consistent with the corporate strategy of the Company and does not constitute the same kind of fundamental change that existed in the Delaware case you cite.

Our by-laws are publicly available and our proxy statement for last year's Annual Meeting clearly states that the deadline for all shareholders to submit nominations and proposals was August 11, 2006. You missed the deadline and so it appears you are trying to create a new deadline based on our Port Jefferson announcement and our addition of a new independent director. However, our by-laws also provide an opportunity for shareholders to make nominations if we expand the board. You missed that deadline as well. The Board has considered your request to make a special waiver for one shareholder and has instructed me to inform you that it would be inappropriate to do so.

Very truly yours,

/s/ Paul L. Lamb

Paul L. Lamb
Chairman of the Board

EXHIBIT K

COMMONWEALTH OF MASSACHUSETTS
OFFICE OF THE SECRETARY OF THE COMMONWEALTH
SECURITIES DIVISION
ONE ASHB.URTON PLACE, 17TH FLOOR
BOSTON, MASSACHUSETTS 02108

)
IN THE MATTER OF:	)
)
BULLDOG INVESTORS GENERAL PARTNERSHIP,	)
OPPORTUNITY PARTNERS L.P.,	)
FULL VALUE PARTNERS L.P.,	)
OPPORTUNITY INCOME PLUS FUND L.P.,	)
KIMBALL & WINTHROP, INC.,	)	DOCKET NO. E-07-0002
FULL VALUE ADVISORS, LLC,	)
SPAR ADVISORS, LLC,	)
PHILLIP GOLDSTEIN,	)
STEVEN SAMUELS,	)
ANDREW DAKOS, &	)
RAJEEV DAS	)
)
RESPONDENTS.	)
)

ADMINISTRATIVE COMPLAINT
I.             PRELIMINARY STATEMENT
The Enforcement Section ("Enforcement Section") of the Massachusetts Securities Division of the Office of the Secretary of the Commonwealth ("Division") files this complaint ("Complaint") in order to commence an adjudicatory proceeding against Respondents for violating M.G.L. c_ 110A, the Massachusetts Uniform Securities Act (the "Act") and 950 CMR 10.00 el seq. ("Regulations"). This Complaint is based upon the Respondents' failure to ensure that the offer or sale of its securities in the Commonwealth were properly registered or exempted in accordance with § 301 of the Act.
The Enforcement Section seeks an order instructing the Respondents to permanently cease and desist from committing any further violations of the Act and

Regulations, to pay an administrative fine in an amount and upon such terms and conditions as the Director or Hearing Officer may determine, and to take any and all actions necessary to ensure that the offer or sale of securities in the Commonwealth are in accordance with § 301 of the Act. In addition, the Enforcement Section requests the Director or Hearing Officer take any other appropriate actions, which may be in the public interest and necessary for the protection of Massachusetts investors.
H. SUMMARY
The Respondents operate a hedge fund business that employs a so-called activist arbitrage philosophy. As described by the Respondents themselves, this investment strategy allows the funds to accumulate stakes in a target company with the goal of increasing the value of its investment in the company by forcing management to take such actions as "open-ending, liquidation, share buyback, a self-tender offer or some other measure to address the discount." The Respondents maintain an interactive web site through which potential investors have unrestricted access to general advertising and offering materials.
By failing to properly restrict access by prospective investors, the hedge funds fail to comply with applicable securities registration requirements. Indeed, the hedge funds rely upon an inadequate procedure whereby a prospective investor can access advertising and offering materials via the web site by merely acknowledging that he or she has read a web site disclaimer that states the material is not a solicitation or offer. Moreover, the hedge funds' web site has no meaningful restriction on access to the advertising or offering materials based upon a prospective investor's state of residence, investment

2

sophistication, or financial background. As such, the Respondents are engaged in an unregistered, non-exempt, public offering of securities in Massachusetts.
The securities laws, including the Act, are fundamentally investor protection statutes designed in part to ensure that investors are provided with material information when securities are advertised or offered publicly. Certain exemptions from registration exist which issuers of securities may rely upon to effect private offerings. These exemptions permit companies to raise capital under narrow circumstances so long as the offerings are not public. When issuers make offering information publicly available, especially freely accessible through the Internet without any access restrictions, they contravene the very purpose and intent of those private offering exemptions. The Respondents' conduct thus violates the text, purpose, and intent of the Act.
The definition of "offer" under the Act is broad such that the Act requires issuers offering securities privately to maintain proper controls over the materials made available through an Internet web site. Guidance from the Securities and Exchange Commission ("SEC") sets forth the requirements for a private offering of securities over the Internet.' This guidance requires Internet web sites to control access to advertising and offering information in order for an offering to be non-public. The usual manner to conduct such a private offering over the Internet requires the web site to be password protected so that only those prospective investors that the issuer has determined are properly accredited or sophisticated can access the advertising and offering materials. In stark contrast, the Respondents' web site has no such control over access to securities advertising and offering materials, and constitutes an unregistered, non-exempt, public offering of securities in Massachusetts.

1 See e.g. Use of Electronic Media, SEC Release 33-7856 (Apr. 28, 2000).

3

III. JURISDICTION AND AUTHORITY
1.           The Massachusetts Securities Division is a division of the Office of the Secretary of the Commonwealth with jurisdiction over matters relating to securities, as provided for by the Act. The Act authorizes the Division to regulate: 1) the offers, sales, and purchases of securities; 2) those individuals offering and/or selling securities; and 3) those individuals transacting business as investment advisers within the Commonwealth.
2.           The Division brings this action pursuant to the enforcement authority conferred upon it by section 407A of the Act and M.G.L. c. 30A, wherein the Division has the authority to conduct an adjudicatory proceeding to enforce the provisions of the Act and all Regulations and rules promulgated thereunder.
3.            This proceeding is brought in accordance with sections 301 and 407A of the Act and its Regulations. Specifically, the acts and practices constituting violations of the Act occurred within the Commonwealth of Massachusetts.
4.            The Division specifically reserves the right to amend this Complaint and/or bring additional administrative complaints to reflect information developed during the current and ongoing investigation.
IV. RELEVANT TIME PERIOD
5.            Except as otherwise expressly stated, the conduct described herein occurred during the approximate period of January 1, 2006 through the present.
V. RESPONDENTS
6.            Bulldog Investors General Partnership ("Bulldog Investors") is a general partnership operating a hedge fund business that offers investment opportunities in three

4

distinct funds: Opportunity Partners Limited Partnership, Full Value Partners Limited Partnership, and Opportunity Income Plus Fund Limited Partnership.
7.           Opportunity Partners Limited Partnership ("Opportunity Partners Fund") is a general partner of Bulldog Investors with at least one limited partner who is a resident of Massachusetts. Opportunity Partners Fund is one of three hedge fund investment opportunities offered by Bulldog Investors.
8.            Full Value Partners Limited Partnership ("Full Value Fund") is a general partner of Bulldog Investors, and one of three hedge fund investment opportunities offered by Bulldog Investors.
9.            Opportunity Income Plus Fund Limited Partnership ("Income Plus Fund") is a general partner of Bulldog Investors, and one of three hedge fund investment opportunities offered by Bulldog Investors.
10.            Kimball & Winthrop, Inc. ("Kimball & Winthrop") is the managing general partner of Bulldog Investors. Kimball & Winthrop is the sole general partner of the Opportunity Partners Fund and is the investment adviser to Bulldog Investors and the Opportunity Partners Fund.
11.            Full Value Advisors, LLC ("Full Value Advisors") is the sole general partner and investment adviser to the Full Value Fund.
12.            Spar Advisors, LLC ("Spar Advisors") is the sole general partner and investment adviser to the Income Plus Fund.
13.            Phillip Goldstein ("Goldstein") is the president of Kimball & Winthrop and cofounder of Bulldog Investors. Goldstein is also a managing member of both Full Value Advisors and Spar Advisors.

5

14.           Steven Samuels ("Samuels") is a co-founder and principal of Bulldog Investors. Samuels is a registered representative of Samuels Chase & Co., Inc. and an investment adviser representative of Pacifica Capital Investments. Samuels has Central Registration Depository ("CRD") number 1001046.
15.           Andrew Dakos ("Dakos") is a principal of Bulldog Investors. Dakos was formerly registered with Elmhurst Capital, Inc., and has CRD number 4881082.
16.          Rajeev Das ("Das") is a principal of Bulldog Investors. Das was formerly registered with Muriel Siebert & Co., Inc., and has CRD number 2265104.
VI. FACTS AND ALLEGATIONS
A.            The Business of Bulldog Investors
17.           Bulldog Investors, the Opportunity Partners Fund, the Full Value Fund, and the Income Plus Fund (collectively, "Bulldog"), are unregistered investment companies that offer hedge fund investment opportunities to potential investors.
18.            Bulldog advertises that: "Investors in our funds include high net worth individuals, pensions, retirement plans, and institutions including fund of funds and family offices."
19.           Bulldog invests in publicly traded securities and specializes in investments in closed-end mutual funds.
20.            Bulldog promotes itself as employing an activist arbitrage investment philosophy, which is described as follows:
As shareholder activists we pressure management to deliver value to shareholders through proxy contests, tenders, and buyout offers. We align ourselves with other stockholders with the same goal — that is to realize full value.
21.            Bulldog further describes the investment strategy as follows:

6

Bulldog is not content to wait for value to be unlocked. Like other value investors, Bulldog rigorously analyzes and focuses on undervalued investment opportunities, targeting only securities it understands and can appropriately value. However, unlike other value investors, Bulldog will diligently take steps to enhance the value of its investments through various time-tested and proprietary means.
22.           As part of a publicly available advertisement, Goldstein and Dakos describe Bulldog's strategy to unlock value:
We accumulated the bulk of our stakes in these income funds at double digit discounts to their net asset value with an eye to campaigning for open-ending, liquidation, a share buyback, a self-tender offer or some other measure to address the discount. We continue to add to our positions when we can do so at an attractive price. As we and other like minded investors increase our stakes, the likelihood becomes greater that management will take action to address the discount to avoid a showdown with irate shareholders.
23.           At least one Massachusetts resident is a limited partner of the Opportunity Partners Fund.
B.            Bulldog's General Advertising and Securities Offering
24.           Bulldog maintains an interactive web site at http://www.bulldoginvestors.com.
25.           Bulldog's web site permits Massachusetts residents to access advertising and offering materials without any effort by Bulldog to prequalify prospective investors as either financially accredited or sophisticated in financial matters, such that they are capable of evaluating the merits and risks of investments in Bulldog.
26.           The Bulldog web site contains a printable offering brochure with information about Bulldog's investment opportunities, investment strategies, annual returns, and background information on the managers running the hedge funds. [See brochure attached as Exhibit A]

7

27.            At least one Massachusetts resident has exchanged information via Bulldog's interactive web site, and as part of that interactivity was sent advertising and offering materials via email, even though that Massachusetts resident did not provide any financial information, educational information, or investment experience information.
28.            This Massachusetts resident provided only the following information via the web site: name, address, telephone number, fax number, and email address.
29.            Without seeking any additional information from the Massachusetts resident, Bulldog directed advertising and offering materials to the prospective investor.
30.            Bulldog knew or should have known that the prospective investor was a Massachusetts resident since the investor entered his state of residence into the interactive web site as "Massachusetts".
31.            In a declaration sent to the Division by Goldstein, signed under the pains and penalties of perjury, Goldstein acknowledged that Bulldog sent information about the hedge funds, financial performance data, and specific examples of investments to the Massachusetts resident. [See declaration at Exhibit B]
32.            The email directed to Massachusetts and its attachments contained advertising and offering materials for investments in Bulldog. [See email attached as Exhibit C-1]
33.            The email from Bulldog and Samuels acknowledged that the prospective investor was from Massachusetts.
34.            The body of the email read as follows:
Thank you for your interest in Bulldog Investors. While we are proud to have one of the best long term records in the business, it is very difficult to adequately describe what, why, and how we do what we do in a quick response to an email inquiry. Performance numbers for example show nothing of the risk taken to achieve those returns.

8

I have attached some basic information on our management including performance and philosophy. I would be more than happy to spend a few minutes on the phone if you wish to discuss in more detail. Please contact me at 203 222 0609.

Regards,

Steven Samuels
Bulldog Investors
203 222 0609
35.           Detailed advertising and offering materials were attached to the email.
36.            One of the attachments to the email contained detailed performance information for Bulldog, including information on investment strategy, manager backgrounds, investment and fee information, assets and firm information, contact information, historical performance, latest period returns, statistical analysis, and more. [See attachment at Exhibit C-2]
37.            Another attachment to the email was a presentation that not only included general fund information, but also included performance data and advertisements of the success of recent investments made by Bulldog. [See attachment at Exhibit C-3]
38.            The advertising presentation reads in part:
We invest in publicly traded securities, with a specialty in closed-end mutual funds. We are value investors first. We work to determine the true intrinsic value of a company then strive to "unlock" this value. We invest in equities and debt securities, real estate investment trusts, taxable and tax free closed-end funds, liquidations, spin offs, and asset rich companies...

In short, what sets Bulldog Investors apart is a unique investment approach that, over the long term, has produced above-average returns with below-average risk.
39.            The advertising and offering presentation also provides an "Investment Table" comparing Bulldog's returns to the S&P 500.

9

40.            The advertising and offering presentation presents performance data for each of the Bulldog funds, including the Opportunity Partners Fund, the Full Value Fund, and the Income Plus Fund.
41.            The advertising and offering materials also provide detailed information about Bulldog's prior investments.
42.            The advertising and offering materials also contain background information for Goldstein, Samuels, Dakos, and Das.
43.            One particular attachment to the email is a letter from Goldstein and Dakos addressed: "Dear Partner", which goes on to provide detailed performance data and describes specific investment strategies. [See attachment at Exhibit C-4]
44.            Another attachment provides a detailed monthly breakdown of return estimates for the Full Value Fund. [See attachment at Exhibit C-5]
45.            Three additional attachments to the email are news articles discussing Goldstein and/or Bulldog. [See attachment at Exhibit C-6]
46.            In a declaration provided to the Division by Goldstein, signed under the pains and penalties of perjury, Goldstein states:
To obtain information about specific funds or financial performance, a web site visitor must register with Bulldog Investors, and request such information by clicking a button entitled "Send Feedback." Before that request can be made, however, anyone seeking to register must again agree that the web site and information provided does not constitute a solicitation.
47.            There are no controls on the Bulldog web site to prevent advertising and/or offering materials from being sent to Massachusetts investors.

10

48.           A disclaimer such as the one on the Bulldog web site does not constitute an appropriate or adequate control over a publicly accessible web site that displays advertising and/or offering materials for securities.
49.          Goldstein's signed declaration fails to identify any controls over access to the web site or access to a follow-up email containing advertising and/or offering materials.
50.          Goldstein's declaration does not reference any password protection or other controls based upon a prospective investor's state of residency, level of sophistication, net worth, or otherwise. Rather, passwords are provided to prospective investors simply after such persons acknowledge that he or she has read the web site disclaimer.
C.           Respondents' Unregistered Offering of Securities
51.         Goldstein and Samuels of Kimball & Winthrop filed a "Form D — Notice of Sale of Securities Pursuant to Regulation D, Section 4(6), and/or Uniform Limited Offering Exemption" ("Form D") with the SEC on or about December 17, 1992, on behalf of the Opportunity Partners Fund.
52.           The Opportunity Partners Fund's Form D indicates a filing that was made pursuant to Rule 506 of the Securities Act of 1933.
53.           Goldstein, Dakos, and Samuels of Full Value Advisors, LLC filed a Form D with the SEC on or about October 17, 2001, on behalf of the Full Value Fund.
54.           The Full Value Fund's Form D indicates a filing that was made pursuant to Rule 506 of the Securities Act of 1933.
55.           On information and belief, the Respondents made no filing with the SEC pertaining to the Income Plus Fund.

11

56. The Respondents' offering and/or selling of securities in Massachusetts requires compliance with § 301 of the Act.
57.            Bulldog's interactive web site, with a printable offering brochure, and with attendant email advertising and offering materials, constitutes an offer of securities in Massachusetts.
58.            Given Bulldog's general advertising and offering of securities in Massachusetts, there is no exemption available under the Act or Regulations because Bulldog's advertising and offering are not private.
59.            On information and belief, Bulldog has not filed a notice on Form D or any other form or notice with the Division.
60.            Bulldog's general advertising and public offering of securities precludes reliance on Rule 506 of the Securities Act of 1933, § 14.402(B)(9), and § 14.402(B)(13)(1) of the Regulations.
61.            The email directed to the Massachusetts resident, which includes materials that offer securities, also precludes reliance on the Internet exemption at § 14.402(B)(13)(m) of the Regulations.
62.            On January 19, 2007, the Division requested that Goldstein provide an explanation of the Massachusetts exemption from securities registration being relied upon by Bulldog.
63.            Goldstein responded to the Division on January 23, 2007, stating in part "none of the funds...relies on any exemption required to solicit investors in Massachusetts because none of these funds solicits investors in Massachusetts or anywhere else."

12

64.           Attached to Goldstein's response was a declaration signed under the pains and penalties of perjury stating in part, "[n]o one may view any part of the web site, other than the opening screen, without agreeing that the web site is not a solicitation."

65.            Goldstein's signed declaration goes on to state, "[o]nly after a web site visitor has registered, agreed that the web site is not a solicitation, and requested information by pressing the 'send feedback' button, will Bulldog Investors provide information about the funds, financial performance, and specific examples of investments."
66.            There is no Massachusetts provision available to exempt the advertising and offering materials publicly available on Bulldog's interactive web site based on a disclaimer stating that the materials are not an offer or solicitation.
VII. VIOLATIONS OF SECURITIES LAWS
COUNT I — VIOLATION OF § 301
67.            Section 401(i)(2) of the Act defines offer as follows:
"Offer" or "offer to sell" includes every attempt or offer to dispose of, or solicitation of an offer to buy, a security or interest in a security for value.
68.            Section 301 of the Act provides:
It is unlawful for any person to offer or sell any security in the commonwealth unless:—
(1)           the security is registered under this chapter;
(2)           the security or transaction is exempted under section 402; or
(3)           the security is a federal covered security.
69.            Section 14.402(B)(13)(1) of the Regulations provides, in pertinent part:
Transactions under Rule 506 — Filing Requirements. Any offer or sale of a security offered or sold in compliance with the Securities Act of 1933, Regulation D, Rule 506 (17 CFR 230.506), as amended from time to time, and that satisfies the following further conditions:

13

1.      Within 15 calendar days after the first sale in the Commonwealth, a notice on SEC Form D (17 CFR 239.500) is filed with the Division, together with;
2.      A consent to service of process on Form U-2 (with Form U-2A, if applicable) naming the Secretary; and
3.      A non-refundable filing fee, payable to The Commonwealth of Massachusetts....

70.            Section 506 of Regulation D of the Securities Act of 1933 (17 CFR 230.506), provides in pertinent part:

(b)    Conditions to Be Met. (1) General Conditions. To qualify for any exemption under this section, offers and sales must satisfy all the terms and conditions of §§ 230.501 and 230.502....
71.            Section 502 of Regulation D of the Securities Act of 1933 (17 CFR 230.502), provides in pertinent part:
(c)     Limitation on Manner of Offering. Except as provided in § 230.504(b)(1), neither the issuer nor any person acting on its behalf shall offer or sell the securities by any form of general solicitation or general advertising, including, but not limited to, the following:
(1)     Any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; and
(2)Any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;....
72.            Section 508 of Regulation D of the Securities Act of 1933 (17 CFR 230.508), provides in pertinent part:
Insignificant Deviations From a Term, Condition or Requirement of Regulation D.
(a) A failure to comply with a term, condition or requirement of § 230.504, § 230.505 or § 230.506 will not result in the loss of the exemption from the requirements of section 5 of the Act for any offer or sale to a particular individual or entity, if the person relying on the exemption shows:

14

(I) The failure to comply did not pertain to a term, condition or requirement directly intended to protect that particular individual or entity; and

(2) the failure to comply was insignificant with respect to the offering as a whole, provided that any failure to comply with paragraph (c) of § 230.502 ... shall be deemed to be significant to the offering as a whole;...(emphasis added).

73.            Section 402(b)(9) of the Act provides in pertinent part:
The following transactions are exempted from sections 301, 306 and 403:... any transaction pursuant to an offer directed by the offeror to not more than 25 persons other than those designated in clause (8) in the commonwealth during any period of 12 consecutive months, whether or not the offeror or any of the offerees is then present in the commonwealth....

74.            Section 14.402(B)(9) of the Regulations provides, in pertinent part:

(e) The exemption allowed under M.G.L. c. 110A, § 402(b)(9) shall not be  available if the issuer or any person acting on its behalf offers or sells the securities by any form of general advertising, including, but not limited to, the following:
1.      any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; and
2.      any seminar or meeting whose attendees have been invited by any general advertising.

75.            Section 14.402(B)(13)(m) of the Regulations provides:
Internet offers. An offer, but not a sale, of a security communicated through proprietary or "common carrier" electronic delivery systems, Internet and the World Wide Web or a similar medium; provided that such offers are not directed specifically toward any investor or group of investors in the Commonwealth and no sales are made in the Commonwealth unless the securities are registered or exempt from registration under the Act and 950 CMR 14.400. If an offer made hereunder contains indications that the offer is not being made in jurisdictions where it is not registered or appropriately exempted, then it will be presumed that this offer is not being specifically directed to prospective investors in the Commonwealth.

15

76.           The Division herein re-alleges and restates the allegations and facts set forth in paragraphs 1 through 75 above.
77.            The conduct of the Respondents, as described above, constitutes the offer or sale of securities by general solicitation or general advertising in violation of Section 506(b)(1) and Section 502(c) of Regulation D of the Securities Act of 1933. Such use of general solicitation or general advertising is statutorily deemed a significant deviation from the requirements of Rule 506, thereby making the exemption at 950 CMR § 14.402(B)(13)(1) unavailable.
78.            The conduct of the Respondents, as described above, constitutes the public offer or sale of securities by general advertising, thereby making the exemption at § 402(b)(9) of the Act and 950 CMR § 14.402(B)(9) unavailable.
79.            The conduct of the Respondents, as described above, constitutes an offer of securities directed specifically toward an investor in the Commonwealth, thereby making the exemption at 950 CMR § 14.402(B)(13)(m) unavailable.
80.            The conduct of the Respondents, as described above, constitutes the offer or sale of a security in the Commonwealth in violation of M.G.L. c. 110A, § 301.
VIII. STATUTORY BASIS FOR RELIEF
81.            Violations, Cease and Desist Orders and Costs
Section 407A(a) of the Act provides in pertinent part that:
(a) If the secretary determines, after notice and opportunity for a hearing, that any person has engaged in or is about to engage in any act or practice constituting a violation of any provision of this chapter or any rule or order issued thereunder, he may order such person to cease and desist from such unlawful act or practice and may take affirmative action, including the imposition of an administrative fine, the issuance of an order for accounting, disgorgement or rescission or any other relief as in his judgment may be necessary to carry out the purposes of [the Act].

16

82.           The Division herein re-alleges and restates the allegations and facts set forth in paragraphs 1 through 81 above.
83.           The Respondents directly and indirectly engaged in the acts, practices, and courses of business as set forth in this Complaint above, and it is the Division's belief that Respondents will continue to engage in acts and practices similar in subject and purpose, which constitute violations if not ordered to cease and desist.
IX. PUBLIC INTEREST
For any and all of the reasons set forth above, it is in the public interest and will protect Massachusetts investors to:
1)	Require Respondents to cease and desist from further violations of the Act;
2)	Require Respondents to pay an administrative fine in an amount and upon such terms and conditions as the Director or Hearing Officer may determine;
3)	Require Respondents to take any and all actions necessary to ensure that the offer or sale of securities in the Commonwealth are in accordance with the requirements of § 301 of the Act; and
4)	Take such other actions, which may be in the public interest and necessary and appropriate for the protection of Massachusetts investors.

X. RELIEF REQUESTED
Wherefore, the Enforcement Section of the Division requests that the Director or Hearing Officer take the following action:

17

A.	Find that all the sanctions and remedies detailed herein are in the public interest and necessary for the protection of Massachusetts investors;
B.	Find as fact the allegations set forth in paragraphs 1 to 83 of the Complaint;
C.	Enter an order requiring Respondents to cease and desist from any further violations of the Act;
D.	Enter an order requiring Respondents to pay an administrative fine in an amount and upon such terms and conditions as the Director or Hearing Officer may determine;
E.
Enter an order requiring Respondents to take any and all actions necessary to ensure that the offer or sale of securities in the Commonwealth are in accordance with the requirements of § 301 of the Act; and

F.	Take such further action as may be deemed just and appropriate to carry out the purposes of the Act.

18

ENFORCEMENT SECTION
MASSACHUSETTS SECURITIES DIVISION

/s/ James August Cappoli, Esq.
James August Cappoli, Esq.
Enforcement Section

/s/ William J. Donahue, Esq.
William J. Donahue, Esq.
Enforcement Section

/s/ Nathaniel Orenstein, Esq.
Nathaniel Orenstein, Esq.
Enforcement Section

/s/ Patrick Ahearn, Esq.
Patrick Ahearn, Esq.
Chief of Enforcement

Massachusetts Securities Division
One Ashburton Place, Room 1701
Boston, Massachusetts 02108
(617) 727-3548

Dated: January 31, 2007

19

EXHIBIT L

Cas6a2s072c3394v7-80KSDW-D6Aumebodu9eent 1FiledFile1d0/03/2007 2007PagPage1of 5 of 5

CIVIL COVER SHEET

The JS-44 civil cover sheet and the information contained herein neither replace nor supplement the filing and service of pleadings or other papers as required by law, except as provided by local rules of court. This form, approved by the Judicial Conference of the United States in September 1974, is required for the use of the Clerk of Court for the purpose of initiating the civil docket sheet (SEE INSTRUCTIONS ON THE REVERSE OF THE FORM.)

I. (a) PLAINTIFFS

Bancroft Fund Ltd.

DEFENDANTS

Bulldog Investors, Opportunity Partners, L.P., Phillip Goldstein and Andrew Dakos

(b) COUNTY OF RESIDENCE OF FIRST LISTED PLAINTIFF (EXCEPT IN U.S. PLAINTIFF CASES)

Morris

COUNTY OF RESIDENCE OF FIRST LISTED DEFENDANT (IN U.S. PLAINTIFF CASES ONLY)

NOTE: IN LAND CONDEMNATION CASES, USE THE LOCATION OF THE TRACT OF LAND INVOLVED.

(c) ATTORNEYS (FIRM NAME, ADDRESS, AND TELEPHONE NUMBER)

Louis R. Moffa, Jr., Esquire
Ballard Spahr Andrews & Ingersoll, LLP
Plaza 1000 – Suite 500 - Main Street
Voorhees, NJ 08043-4636
(856) 761-3400

ATTORNEYS (IF KNOW)

II. BASIS OF JURISDICTION (PLACE AN x IN ONE BOX ONLY)

- ☐ 1 U.S. Government Plaintiff
- ☒ 3 Federal Question (U.S. Government Not a Party)
- ☐ 2. U.S. Government Defendant
- ☐ 4. Diversity (Indicate Citizenship of Parties in Item III)

III. CITIZENSHIP OF PRINCIPAL PARTIES (PLACE AN X IN ONE BOX FOR PLAINTIFF AND ONE BOX FOR DEFENDANT)

(For Diversity Cases Only)

	PTF	DEF		PTF	DEF
Citizen of This State	☐ 1	☐ 1	Incorporated *or* Principal Place of Business in This State	☐ 4	☐ 4
Citizen of Another State	☐ 2	☐ 2	Incorporated *and* Principal Place of Business in Another State	☐ 5	☐ 5
Citizen or Subject of a Foreign Country	☐ 3	☐ 3	Foreign Nation	☐ 6	☐ 6

IV. NATURE OF SUIT *(PLACE AN "X" IN ONE BOX ONLY)*

CONTRACT
- ☐ 110 Insurance
- ☐ 120 Marine
- ☐ 130 Miller Act
- ☐ 140 Negotiable Instruments
- ☐ 150 Recovery of Overpayment & Enforcement of Judgment
- ☐ 151 Medicare Act
- ☐ 152 Recovery of Defaulted Student Loans (Excl Veterans)
- ☐ 153 Recovery of Overpayment of Veteran's Benefits
- ☐ 160 Stockholders' Suits
- ☐ 190 Other Contract
- ☐ 195 Contract Product Liability

REAL PROPERTY
- 210 Land Condemnation
- 220 Foreclosure
- 230 Rent Lease & Ejectment
- 240 Torts to Land
- 245 Tort Product Liability
- 290 All Other Real Property

TORTS

PERSONAL INJURY
- ☐ 310 Airplane
- ☐ 315 Airplane Product Liability
- ☐ 320 Assault, Libel & Slander
- ☐ 330 Federal Employers Liability
- ☐ 340 Marine
- ☐ 345 Marine Product Liability
- ☐ 350 Motor Vehicle
- ☐ 355 Motor Vehicle Product Liability
- ☐ 360 Other Personal Injury

PERSONAL INJURY
- ☐ 362 Personal Injury Med Malpractice
- ☐ 365 Personal Injury Product Liability
- ☐ 368 Asbestos Personal Injury Product Liability

PERSONAL PROPERTY
- ☐ 370 Other Fraud
- ☐ 371 Truth in Lending
- ☐ 380 Other Personal Property Damage
- ☐ 385 Property Damage Product Liability

CIVIL RIGHTS
- 441 Voting
- 442 Employment
- 443 Accommodations
- 444 Welfare
- 440 Other Civil Rights

PRISONER PETITIONS
- 510 Motions to Vacate Sentence 28 USC 2255
- 530 Habeas Corpus
- 540 Mandamus & Other
- 550 Civil Rights

FORFEITURE/PENALTY
- ☐ 610 Agriculture
- ☐ 620 Food & Drug
- ☐ 630 Liquor Laws
- ☐ 640 R.R. & Truck
- ☐ 650 Airline Regs
- ☐ 660 Occupational Safety/Health
- 690 Other

LABOR
- 710 Fair Labor Standards Act
- 720 Labor/Mgmt. Relations
- 30 Labor/Mgmt. Reporting & Disclosure Act
- 740 Railway Labor Act
- 790 Other Labor Litigation
- 791 Empl. Ret Inc Security Act

BANKRUPTCY
- 422 Appeal 28 USC 158
- 423 Withdrawal 28 USC 157

PROPERTY RIGHTS
- 820 Copyrights
- 830 Patent
- 840 Trademark

SOCIAL SECURITY
- 861 HIA (1395ff)
- 862 Black Lung (923)
- 863 DIWC (405(g))
- 864 SSID Title XVI
- 865 RSI (405(g))

FEDERAL TAX SUITS
- 870 Taxes
- 871 IRS-Third Party 26 USC 7609
- 875 Customer Challenge 12 USC 3410

OTHER STATUTES
- 400 State Reapportionment
- 410 Antitrust
- 430 Banks and Banking
- 450 Commerce/ICC Rates/etc
- 460 Deportation
- 810 Selective Service
- 850 Securities/Commodities/ Exchange
- 891 Agricultural Acts
- 892 Economic Stabilization Act
- 893 Environmental Matters
- 894 Energy Allocation Act
- 895 Freedom of Information Act
- 900 Appeal of Fee Determination Under Equal Access to Justice
- 950 Constitutionality of State Statutes
- ☒ 890 Other Statutory Actions

V. ORIGIN *(PLACE AN x IN ONE BOX ONLY)*

X 1 Original Proceeding – 2 Removed from State Court 3 Remanded from Appellate Court 4 Reinstated or Reopened 5 Transferred from another district (specify) 6 Multidistrict Litigation 7 Appeal to District Judge from Magistrate Judgment

VI. CAUSE OF ACTION

Suit to enforce Section 12(d)(1)(A) of Investment Company Act of 1940, 15 U.S.C. §80a-12(d)(1)(A)

VII. REQUESTED IN COMPLAINT:

CHECK IF THIS IS A **CLASS ACTION** UNDER F.R.C.P. 23 **DEMAND $**

Check *YES* only if demanded in complaint: **JURY DEMAND** YES X NO

VIII. RELATED CASE (S) IF ANY (See instructions) NONE

DATE October 3, 2007

SIGNATURE OF ATTORNEY OF RECORD: s/ Louis R. Moffa, Jr.

DMEAST #9888023 v1

BALLARD SPAHR. ANDREWS & INGERSOLL, LLP
A Pennsylvania Limited Liability Partnership
LOUIS R. MOFFA, JR.
Plaza 1000 – Suite 500
Main Street
Voorhees, New Jersey 08043
(856) 761-3400

Attorneys for Plaintiff, Bancroft Fund Ltd.

BANCROFT FUND LTD.,	:	UNITED STATES DISTRICT COURT
	:	FOR THE DISTRICT OF NEW JERSEY
Plaintiff,	:
	:	CIVIL ACTION NO.
v.	:
:
BULLDOG INVESTORS,	:
OPPORTUNITY PARTNERS, L.P.,	:
KIMBALL & WINTHROP, INC.,	:
PHILLIP GOLDSTEIN, and	:
ANDREW DAKOS,	:
:
Defendants.	:

COMPLAINT FOR INJUNCTIVE AND DECLARATORY RELIEF

Plaintiff Bancroft Fund Ltd., ("Bancroft"), for its Complaint against Defendants Bulldog Investors, Opportunity Partners, L.P., Kimball & Winthrop, Inc., Phillip Goldstein and Andrew Dakos, states as follows:
Parties, Jurisdiction, and Venue
1.           Bancroft is a closed-end investment company with its principal executive offices located at 65 Madison Avenue, Suite 550, Morristown, New Jersey.

2.           Defendant Bulldog Investors is an organized group of natural and artificial persons managed and controlled by defendants Phillip Goldstein and Andrew Dakos.
3.           Defendant Opportunity Partners, L.P., is a limited partnership with its principal offices located at Park 80 West, Plaza Two, Suite C04, Saddle Brook, New Jersey. Opportunity Partners is a general partner of Bulldog Investors.
4.           Defendant Kimball & Winthrop, Inc., is the managing general partner of Bulldog Investors and maintains its principal place of business at Park 80 West, Plaza Two, Suite C04, Saddle Brook, New Jersey. Kimball & Winthrop, Inc., also is the sole general partner of Opportunity Partners, L.P., and is the investment advisor to Bulldog Investors.
5.           Defendant Phillip Goldstein is an adult individual whose address is 60 Heritage Drive, Pleasantville, New York. He is the president of Kimball & Winthrop, Inc., and co-founder of Bulldog Investors.
6.           Defendant Andrew Dakos is an adult individual whose address is Park 80 West, Plaza Two, Saddle Brook, New Jersey. He is a principal of Bulldog Investors.
7.           This Court has jurisdiction over this action under 28 U.S.C. §§ 1331 and 2201.
8.           Venue is proper in this District under 28 U.S.C. § 1391(b) because, among other reasons, Bancroft and some or all of the defendants reside in this District; and a substantial part of the events or omissions giving rise to Bancroft's claims occurred in this District.

2

Claim for Relief
9.           Defendants individually and/or collectively are a "company" within the meaning of Section 2(a)(8) of the Investment Company Act of 1940 (the "Act"), 15 U.S.C. § 80a-2(a)(8).
10.           One or more of the defendants is an "investment company" within the meaning of Section 3 of the Act, 15 U.S.C. § 80a-3.
11.           Bancroft is a registered investment company under the Act.
12.           Defendants own and/or control collectively approximately 5.53% of the outstanding voting shares of Bancroft.
13.           Section 12(d)(1)(A) of the Act, 15 U.S.C. § 80a-12(d)(1)(A), prohibits an investment company, or any company or companies controlled by such investment company, from acquiring and owning more than three percent (3%) of the outstanding voting stock of another registered investment company such as Bancroft.
14.           Bancroft has suffered and will continue to suffer irreparable injury as a direct, proximate result of defendants' illegal and improper ownership of an excessive amount of the voting shares of Bancroft.
WHEREFORE, Bancroft respectfully requests that this Court:
A.           Declare that defendants' continued ownership of more than three percent (3%) of the outstanding voting shares of Bancroft stock violates Section 12(d)(1)(A) of the Investment Company Act of 1940, 15 U.S.C. § 80a-12(d)(1)(A);
B.           Preliminarily enjoin defendants from acquiring actual or beneficial ownership of any additional shares of the voting stock of Bancroft;

3

C.           Order defendants to divest themselves of sufficient shares of the voting stock of Bancroft such that their direct and beneficial ownership of such shares does not exceed the statutory maximum of three percent (3%);
D.           Prohibit defendants from (1) voting shares of Bancroft beneficially owned by them in excess of the statutory maximum of three percent (3%), (2) exercising any rights and privileges incident to ownership of those shares, and (3) receiving any benefit incident to those shares; and
E.           Award such other relief as the Court may deem equitable and just.

Dated: October 3, 2007	s/ Louis R. Moffa, Jr. LOUIS R. MOFFA, JR.
Ballard Spahr Andrews & Ingersoll, LLP Plaza 1000, Suite 500
Main Street
Voorhees, NJ 08043
856-761-3400

4

EXHIBIT M

As filed with the Securities and Exchange Commission on October 9, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Gerald Hellerman
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(866) 700-6104
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2007

Date of reporting period:  July 31, 2007

Item 1. Report to Stockholders.

The Mexico Equity and Income Fund Inc.
Report of Pichardo Asset Management,
The Investment Adviser.

Dear Fund Shareholder,

We are pleased to present you with the Mexico Equity and Income Fund, Inc. ‘‘MXE’’ annual report for the Fund’s fiscal year ended July 31, 2007.

I.	INTRODUCTION

President Felipe Calderon presented a broad series of initiatives comprising the 2007-2012 National Development Plan (NDP) early in 2007. The main axis of President Calderon’s NDP is sustainable human development, which is defined as an ongoing and sustained process that broadens the capacities, opportunities and freedom of all Mexicans. In order to progress in that direction President Calderon included a Fiscal Reform in the NDP. It is an in-depth reform that covers all aspects of Public Finances and establishes a modern platform for meeting challenges associated with the sustainable course of Mexico’s development in the coming decades.

By September 2007, the 18-year-long-awaited fiscal reform was finally approved by Congress. The proposal does not change the current Value Added Tax regime or rates. It assumes the difficult challenge of broadening the tax base by establishing, among others, a flat business contribution tax of 16.5% in 2008, 17% in 2009 and 17.5% starting the year 2010, aimed at reducing tax evasion, elusion and fiscal privileges.

Fiscal reform will contribute US$10.4 billion per annum in additional revenue for the government, or around 1.1% of GDP, which will be on top of the US$217 billion already approved in the 2008 budget.

By the end of the 2012 year, fiscal reform is expected to boost the country’s tax intake to 2.5% of annual GDP, according to Mexico’s Finance Minister, Agustin Carstens. Tax revenue currently accounts for 10.2% of GDP and is the lowest in Latin America.

The National Development Plan also states the need for Mexico’s Public Finance Ministry to reduce its dependence on oil revenue. Over a 20-year period, Mexico must replace oil revenue equivalent to 10% of GDP and reduce government’s 33% oil revenue dependence.

1

THE MEXICO EQUITY AND INCOME FUND, INC.

This NDP also proposes the initiative of a National Infrastructure Program spanning several years to be approved within the Federal Budget. President Calderon’s National Infrastructure Program envisions a US$270 billion investment in infrastructure, including private and public investment for the period 2007-2012. The Calderon government sees investing in infrastructure as tantamount to building a better Mexico and the program includes: (i) US$76 bn in hydrocarbon production, (ii) US$35 bn in electricity, (iii) US$35 bn in refining, gas and petrochemicals, (iv) US$26 bn in highways, (v) US$26 bn in communications, (vi) US$14 bn in drinking water and conveyance rehabilitation, (vii) US$7 bn in ports, (viii) US$5 bn in airports, (vix) US$5 bn in railroads and multimodal transport, and (ix) US$5 bn in hydro agriculture and flood control.

Over the long term, fiscal reform, as part of the NDP, is set to have a positive impact on the Mexican economy which President Calderon’s government estimates will grow at an average rate of 5% during the period 2007-2012 (2.5% for the period 2001-2006 and 3.0% for the period 1995-2000).

The Mexican Stock Exchange, the ‘‘Mexbol’’’s 35.5% average per annum dollar return for the five-year period ended July 31, 2007, is the result of a positive cycle of globally low interest rates and robust world economic growth as well as company EBITDA (earnings before interest, taxes, depreciation and amortization) growth of more than 15% on average. Mexico’s US$ 80 bn pension fund system has also become a solid institutional player in the Mexican Stock Exchange (US$10 bn in 1996).

The MXE registered a 91.13% dollar return for the Fund’s fiscal year ended July 31, 2007, as reported by Bloomberg and an average per annum net asset value per share return of 18.82% (with dividends reinvested) for shareholders over the seventeen years since inception through July 31, 2007, as reported by Thomson.

The MXE’s investment criteria and stock picking during the Fund’s fiscal year, ended July 31, 2007 was consistent with its investment strategy and four main policies set up in 2006 for the following two-year period. The Fund continues to be highly diversified in value and growth stocks with a sector overweight in infrastructure, communications and industrial conglomerates.

II.	MEXICO’S ECONOMIC REVIEW

Mexico registered a 2.8% year-over-year economic growth during the second quarter 2007 compared to 4.9% for the same period in 2006 due to a sharp decrease in government spending and exports.

During the first half of the Fund’s fiscal year, economic growth was underpinned by high credit growth rates in housing and consumption while the second half saw growth soften, due to a slowdown in manufacturing activity and consumer spending.

2

THE MEXICO EQUITY AND INCOME FUND, INC.

External and internal demand followed a decelerating pattern during the second half of the Fund’s period where total exports amounted to US$67.6 bn at the second quarter 2007, or a 3.6% growth rate; and, imports grew 7.5% to US$70 bn compared to 10.7% and 12.9% growth, respectively, for the same period in 2006. Mexico’s US$ trade deficit stood at US$5.8 bn since the beginning of the year compared to a US$ 223 million surplus for the same period in 2006. For the 2Q’07, private consumption grew 4.6%, while consumer credit registered a 28.7% growth rate at the end of May 2007. Gross fixed investment increased by 6.9% in 2Q’07, mostly stemming from spending on machinery and equipment.

For the period January to August 614,607 new jobs were created. A total of 745,000 new jobs are expected to be created in 2007, or 15% below the 880,000 jobs that were created in the 2006 calendar year. Likewise, the 6.9% same-store-sales 2Q’06 growth registered by Walmex Mexico (majority-owned Walmart US subsidiary) compared to the +0.9% 2Q’07 growth reflects the slowdown in domestic consumption. Walmex has a 50% share of total retail sales in Mexico.

The solid macro context registers a 4.03% consumer price index for the last twelve months ended August 2007, compared to 4.1% same period last year.

In congruence with its tightening stance, Mexico’s Central Bank kept the overnight rate at 7.20% for the fund’s fiscal year contributing to a strong currency during the period (a -0.20% depreciation vs. the US dollar).

Inflows of remittances from Mexican workers abroad amounted to US$ 13.6 bn for the period January-July 2007, oil exports US$ 22.6 bn, while non-oil exports amounted to US$127.9 bn. Tourism flows amounted to US$7.9 bn which translated into accumulated international reserves of around US$ 78.2 bn at the end of August compared to US$71.5 bn at the end of December 2006.

III.	THE MEXICAN STOCK EXCHANGE

For the Fund’s fiscal year period ending July 31, 2007, the Mexbol Index gained 52.72% in dollar terms and it seems fairly valued given sales, operating income and EBITDA growth of 10.9%, 13.5% and 12.9% year-over-year, respectively, as of the second quarter of 2007.

At the beginning of the second half of 2007 volatility in global markets increased due to serious problems in the U.S. sub-prime mortgage market.

In terms of valuation, the Mexbol Index’s EV/EBITDA multiple ended August at 9.3 times, or 1% and 18% above its one and four-year averages, respectively.

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THE MEXICO EQUITY AND INCOME FUND, INC.

IV.	THE FUND’S PERFORMANCE

For the Fund’s fiscal year July 31 2007, the MXE’s net asset value per share gained 91.13% in dollar terms, out performing the Mexbol Index’s 52.72% gain by 3,841 basis points and the Mexico Fund’s 47.85% net asset value per share gain by 4,333 basis points (Bloomberg figures). The main contributors to the Fund’s superior return were its investment in infrastructure, petrochemical, wireless telephony and materials-related securities.

The MXE’s one-year market value common stock return was 152.78% and one-year market value return for the preferred shares was 110.66% (source: US Bancorp). The Fund’s market price registered a 15.8% premium to its net asset value at the end of the Fund’s fiscal year ended July 31, 2007, according to Bloomberg.

The MXE’s net asset value per share registered a $40.75 high and $ 32.80 low during the months of July and August 2007 owing to the demise of the U.S. sub-mortgage sector.

V.	PORTFOLIO STRATEGY

The MXE’s portfolio investment strategy set up in 2006 for a two-year period, based on Pichardo Asset Management’s asset category classification remained unchanged and it was used to monitor the Fund’s investment criteria with a discipline and consistency in accordance with the Fund’s main policies.

As at the end of July 31, 2007, infrastructure remained the Fund’s largest asset category followed by communications and industrial conglomerates.

The MXE will continue to adhere to its investment strategy, which includes a diversified portfolio comprising both value and growth stocks with an emphasis on those promising business sectors PAM believes will grow at rates above those of Mexican GDP.

We will also remain disciplined in terms of the Fund’s main investment principles for the benefit of long-term stockholders.

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THE MEXICO EQUITY AND INCOME FUND, INC.

ECONOMIC INFORMATION

Real Activity	1999	2000	2001	2002	2003	2004	2005	2006

Real GDP Growth (y-o-y)	3.70%	6.60%	(0.30)%	0.90%	1.30%	4.40%	3.00%	4.80%
Industrial Production (y-o-y)	4.20%	6.00%	(3.50)%	0.00%	(0.75)%	3.80%	1.60%	1.60%
Trade Balance (US Billions)	$(5.60)	$(8.00)	$10.00	$(8.00)	$(5.60)	$(8.10)	$(7.60)	$(6.10)
Exports (US Billions)	$136.40	$166.50	$158.40	$160.70	$164.80	$189.10	$213.70	$253.90
Exports Growth (y-o-y)	16.10%	22.10%	(4.90)%	1.50%	2.50%	14.70%	14.00%	10.30%
Imports (US Billions)	$142.00	$174.50	$168.40	$168.70	$170.50	$197.20	$221.30	$260.00
Imports Growth (y-o-y)	13.20%	22.90%	(3.50)%	0.20%	1.10%	15.70%	12.00%	13.10%

Financial Variables and Prices	1999	2000	2001	2002	2003	2004	2005	2006

28-Day CETES (T-bills)/
Average	31.40%	15.30%	11.20%	7.10%	6.24%	8.60%	8.02%	7.10%
Exchange rate (Pesos/US$)
Average	9.56	9.46	9.34	9.66	10.79	11.15	10.64	10.9
Inflation IPC, 12 month
trailing	12.30%	9.00%	4.40%	5.70%	4.00%	5.20%	3.30%	3.80%

Mexbol Index	1999	2000	2001	2002	2003	2004	2005	2006

USD Returns	90.39%	(20.81)%	20.88%	(14.43)%	33.61%	50.49%	44.90%	45.77%
Market Cap. (US Billions)	$129.60	$111.70	$112.40	$103.80	$124.70	$169.50	$283.80	$343.48
EV/EBITDA	10.5x	7.9x	8.1x	6.6x	7.8x	8.3x	8.9x	10.6x

Fund’s NAV & Common Share Market Price Performance

(USD Return)	1999	2000	2001	2002	2003	2004	2005	2006

NAV’s per share	59.20%	(14.20)%	10.00%	(13.50)%	40.00%	55.60%	38.70%	59.29%
Share Price	74.70%	(5.60)%	18.70%	(18.50)%	36.00%	66.60%	8.10%	75.54%

5

THE MEXICO EQUITY AND INCOME FUND, INC.

On behalf of the Board of Directors, we thank you for your continued support,
Sincerely yours,

Eugenia Pichardo
Portfolio Manager
PICHARDO ASSET MANAGEMENT

The discussion above reflects the opinions of the Portfolio Manager. These opinions are subject to change and any forecasts made cannot be guaranteed.

Past performance does not guarantee future results. Sector allocations and fund holdings are subject to change and are not recommendations to buy or sell any security. Please reference the following annual report for more complete fund information.

The information concerning the Fund included in the report of the investment adviser contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

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THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets	July 31, 2007
(Calculated as a percentage of Net Assets)

The accompanying notes are an integral part of these financial statements.

7

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments	July 31, 2007

MEXICO – 100.03%	Shares	Value

COMMON STOCKS – 99.90%

Airlines – 1.49%
Grupo Aeroportuario del Centro Norte, S.A. de C.V.	256,500	$848,133
Grupo Aeroportuario del Pacifico, S.A. de C.V. – Class B	174,500	847,456
Grupo Aeroportuario del Sureste, S.A. de C.V.– Class B	116,900	613,498
		2,309,087
Cement – 5.79%
Cemex, S.A. de C.V. CPO	1,301,900	4,205,223
Corporacion Moctezuma, S.A. de C.V.	500,000	1,638,255
Grupo Cementos de Chihuahua, S.A. de C.V.	415,600	3,125,743
		8,969,221
Chemicals – 0.56%
Cydsa, S.A. de. C.V.(a)	1,303,900	872,734
Communications – 14.04%
America Movil, S.A. de C.V. – Class L	4,680,644	13,942,362
America Movil, S.A. de C.V. – Class L ADR	60,070	3,596,992
Axtel, S.A. de C.V. CPO(a)	575,203	4,191,504
		21,730,858
Distribution – Wholesale – 0.00%
Dermet de Mexico, S.A.(a)	278,629	—
Financial Groups – 4.67%
GBM Grupo Bursatil Mexicano, S.A. de C.V. Casa de Bolsa(a)	1,457,200	2,387,264
Grupo Financiero Banorte, S.A. de C.V. – Class O	1,069,500	4,834,625
		7,221,889
Food, Beverage, and Tobacco – 0.91%
Fomento Economico Mexicano, S.A. de C.V.	381,900	1,412,319
Housing – 8.69%
Desarrolladora Homex, S.A. de C.V.(a)*	374,000	3,540,691
Desarrolladora Homex, S.A. de C.V. –ADR(a)	40,500	2,289,060
SARE Holding, S.A. de C.V.(a)	3,430,106	5,934,872
Urbi Desarrollos Urbanos, S.A. de C.V.(a)	401,100	1,695,540
		13,460,163

The accompanying notes are an integral part of these financial statements.

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THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)	July 31, 2007

COMMON STOCKS (continued)	Shares	Value

Industrial Conglomerates – 8.71%
Alfa, S.A. – Class A	362,800	$2,494,390
Grupo Carso, S.A. de C.V.	701,000	2,850,294
Industrias CH, S.A. – Class B(a)	756,700	3,342,760
Mexichem, S.A. de C.V.	1,414,360	4,793,873
		13,481,317
Infrastructure – 27.95%
Carso Infraestructura y Construccion, S.A. de C.V.(a)	3,776,500	4,377,923
Empresas ICA Sociedad Conroladora, S.A. de C.V.(a)	1,980,750	12,550,594
Grupo Mexicano de Desarrollo, S.A.(a)	1,867,600	8,163,479
Impulsora del Desarrollo y el Empleo en America Latina, S.A. de C.V.(a)	2,706,900	4,624,398
Promotora y Operadora de Infraestructura, S.A. de C.V.(a)	3,634,500	13,550,107
		43,266,501
Media – 2.36%
Grupo Televisa, S.A. CPO	344,200	1,741,499
Grupo Televisa, S.A. – ADR	75,500	1,906,375
		3,647,874
Mining – 5.84%
Grupo Mexico, S.A. – Series B	891,700	6,275,323
Industrias Penoles, S.A.	211,300	2,771,614
		9,046,937
Real Estate Developer – 8.27%
DINE, S.A. de C.V.(a)	1,496,400	1,586,174
Grupe, S.A. de C.V.(a)(b)	4,071,300	11,215,243
		12,801,417
Retailing – 6.61%
Wal-Mart de Mexico, S.A. de C.V. – Class V	2,812,190	10,225,726
Shipping – 0.48%
Grupo TMM, S.A. – ADR(a)	216,800	741,456
Waste Management – 3.53%
Promotora Ambiental, S.A. de C.V.(a)	1,937,300	5,467,246

TOTAL COMMON STOCKS (Cost $97,912,370)		$154,654,745

The accompanying notes are an integral part of these financial statements.

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THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (concluded)	July 31, 2007

INVESTMENT COMPANIES – 0.13%	Shares	Value

GBM Fondo de Mercado de Dinero S.A. de C.V., SIID para Personas
Fisicas(a)	86,303	$205,450

TOTAL INVESTMENT COMPANIES (Cost $208,036)		205,450

TOTAL MEXICO (Cost $98,120,406)		$154,860,195

UNITED STATES – 0.07%

INVESTMENT COMPANIES – 0.07%

First American Treasury Obligation – Class A, 4.5338%	109,072	109,072

TOTAL INVESTMENT COMPANIES (Cost $109,072)		109,072

TOTAL UNITED STATES (Cost $109,072)		109,072

TOTAL INVESTMENTS – 100.10% (Cost $98,229,478)		154,969,267

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.10)%		(150,999)

TOTAL NET ASSETS – 100.00%		$154,818,268

Footnotes and Abbreviations
ADR – American Depository Receipts.
(a)  Non-income producing security.
(b)  Affiliated company. See Note F in Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

10

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets & Liabilities	July 31, 2007

ASSETS:
Investments, at value
Unaffiliated issuers (Cost $92,680,890)	$143,754,024
Affiliated issuers (Cost $5,548,588)	11,215,243
Total investments, at value (Cost $98,229,478)	154,969,267
Foreign currencies (Cost $100,513)	100,281
Receivables:
Dividends and Interest	22,736
Prepaid expenses	16,306
Total Assets	155,108,590

LIABILITIES:
Payable to custodian	13,083
Investment Advisory fees	108,232
Legal fees	34,294
Administration fees	30,854
Directors’ fees	22,175
Custody fees	13,947
Fund accounting fees	6,235
CCO’s fee	2,000
Accrued expenses	59,502
Total Liabilities	290,322

Net Assets	$154,818,268

Net Asset Value Per Preferred Share
($54,566,696/1,429,336)	$38.18

Net Asset Value Per Common Share
($100,251,572/2,626,019)	$38.18

NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 1,429,336 shares outstanding
(1,855,128 shares authorized)	$1,429
Common stock, $0.001 par value; 2,626,019 shares outstanding
(100,000,000 shares authorized)	2,626
Paid-in capital	64,501,705
Accumulated net realized gain on investments and foreign currency	33,572,951
Net unrealized appreciation on investments and foreign currency:	56,739,557

Net Assets	$154,818,268

The accompanying notes are an integral part of these financial statements.

11

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations	For the Year Ended July 31, 2007

INVESTMENT INCOME
Dividends — Unaffiliated issuers		$1,052,300
Interest		87,979
Total Investment Income		1,140,279

EXPENSES
Investment Advisory fees (Note B)	$958,616
Legal fees	195,333
Administration fees (Note B)	147,048
Directors’ fees and expenses (Note B)	92,515
Custodian fees (Note B)	67,338
Reports to shareholders	54,201
Fund accounting fees (Note B)	49,033
Insurance expense	42,269
NYSE fees	37,317
Audit fees	25,468
CCO’s fee (Note B)	24,369
Transfer agent fees	12,628
Miscellaneous fees	144
Total expenses		1,706,279
NET INVESTMENT LOSS		(566,000)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments and foreign currency transactions		34,194,338
Net change in unrealized appreciation from investments and foreign currency transactions		42,191,964

Net gain from investments and foreign currency transactions		76,386,302

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$75,820,302

The accompanying notes are an integral part of these financial statements.

12

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	July 31, 2007	July 31, 2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment gain (loss)	$(566,000)	$192,161
Net realized gain on investments and foreign currency transactions	34,194,338	12,702,285
Net change in unrealized appreciation in value of investments and foreign
currency transactions	42,191,964	6,684,413
Net increase in net assets resulting from operations	75,820,302	19,578,859

Distributions to Shareholders from:
Net investment income
Common stock	(326,181)	(395,538)
Preferred stock	(188,487)	—
Net realized gains
Common stock	(7,176,105)	(10,909,315)
Preferred stock	(4,146,775)	—
Decrease in net assets from distributions	(11,837,548)	(11,304,853)

Capital Share Transactions
Purchase of common stock for dividend	—	(4,514,583)
Issuance of common stock for dividend	4,255,191	4,514,583
Proceeds from preferred stock sold	—	25,685,167
Increase in net assets from capital share transactions	4,255,191	25,685,167
Total increase in net assets	68,237,945	33,959,173
Net Assets:
Beginning of year	86,580,323	52,621,150
End of year	$154,818,268	$86,580,323
*Including undistributed net investment income (loss) of:	$—	$514,649

The accompanying notes are an integral part of these financial statements.

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THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

For a Common Share Outstanding Throughout Each Year

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2007	2006	2005	2004	2003

Per Share Operating Performance
Net asset value, beginning of year	$22.18	$21.27	$13.66	$10.15	$8.74
Net investment income (loss)	(0.14)	0.14	0.01	(0.02)	0.00	(2)
Net realized and unrealized gains on investments
and foreign currency transactions	19.17	6.54	7.60	3.55	1.41
Net increase from investment operations	19.03	6.68	7.61	3.53	1.41
Less: Distributions
Dividends from net investment income	(0.13)	(0.16)	—	(0.02)	—
Distributions from net realized gains	(2.90)	(4.41)	—	—	—
Total dividends and distributions	(3.03)	(4.57)	—	(0.02)	—
Capital Share Transactions
Anti-dilutive effect of Share Repurchase	—	0.18	—	—	—
Dilutive effect of Share Issuance	—	(0.18)	—	—	—
Dilutive effect of Preferred Share Issuance	—	(1.20)	—	—	—
Total capital share transactions	—	(1.20)	—	—	—
Net Asset Value, end of year	$38.18	$22.18	$21.27	$13.66	$10.15
Per share market value, end of year	$44.23	$19.40	$18.82	$11.73	$9.10
Total Investment Return Based on Market Value,
end of year(1)	152.78%	37.62%	60.44%	29.10%	14.47%

The accompanying notes are an integral part of these financial statements.

14

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)

For a Common Share Outstanding Throughout Each Year

	For the Year		For the Year		For the Year	For the Year	For the Year
	Ended		Ended		Ended	Ended	Ended
	July 31,		July 31,		July 31,	July 31,	July 31,
	2007		2006		2005	2004	2003

Ratios/Supplemental Data
Net assets, end of year (000’s)	$100,251		$54,872		$52,621	$33,779	$25,104
Ratios of expenses to average net assets:
Before expense reimbursement	1.42%		1.90%		1.77%	2.09%	2.64%
After expense reimbursement	1.42%		1.90%		1.77%	2.08%	2.62%
Ratios of net investment income (loss) to average
net assets:
Before expense reimbursement	(0.47)%		0.24%		0.03%	(0.15)%	0.02%
After expense reimbursement	(0.47)%		0.24%		0.03%	(0.15)%	0.04%
Portfolio turnover rate	135.49	%(3)	179.85	%(3)	259.60%	234.42%	180.67%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan or at the price determined by the stock dividend distribution. Total investment does not reflect brokerage commissions.

(2)	The amount listed is less than $0.005 per share.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.

The accompanying notes are an integral part of these financial statements.

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THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

For a Preferred Share Outstanding Throughout the Period

	For the Year		For the Period
	Ended		January 7, 2006
	July 31,		through July 31,
	2007		2006

Per Share Operating Performance
Net asset value, beginning of period	$22.18		$21.25
Net investment income	(0.14)		0.13
Net realized and unrealized gains on investments and foreign currency transactions	19.17		0.80
Net increase from investment operations	19.03		0.93
Less: Distributions
Dividends from net investment income	(0.13)		—
Distributions from net realized gains	(2.90)		—
Total dividends and distributions	(3.03)		—
Net Asset Value, end of period	$38.18		$22.18
Per share market value, end of period	$36.10		$19.00
Total Investment Return Based on Market Value, end of period(1)	110.66%		2.70	%(2)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$54,567		$31,708
Ratios of expenses to average net assets:	1.42%		1.97	%(3)
Ratios of net investment income (loss) to average net assets:	(0.47)%		0.37	%(3)
Portfolio turnover rate	135.49	%(4)	179.85%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan or at the price determined by the stock dividend distribution. Total investment does not reflect brokerage commissions.

(2)	Not Annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.

The accompanying notes are an integral part of these financial statements.

16

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements	July 31, 2007

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Mexico Equity and Income Fund, Inc. (the ‘‘Fund’’) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:
Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

17

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	July 31, 2007

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%. Prior to January 1, 2002, the effective rate was 7.69%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (‘‘MSE’’) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (‘‘FASB’’) released FASB Interpretation No. 48 ‘‘Accounting for Uncertainty  in Income Taxes’’ (‘‘FIN 48’’). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

18

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	July 31, 2007

In September, 2006, FASB issued FASB Statement No. 157, ‘‘Fair Value Measurement’’ (‘‘SFAS 157’’), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants’ Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 2007, the Fund decreased undistributed net investment loss by $566,019 and decreased accumulated net realized gain on investments by $566,019 due to the tax treatment of foreign currency gains (losses) and net operating losses.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii)  purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

19

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	July 31, 2007

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These ‘‘book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the years ended July 31, 2007 and July 31, 2006 were as follows:

Distributions paid from:	7/31/07	7/31/06
Ordinary Income	$7,190,007	$6,722,440
Long-Term Capital Gain	4,647,541	4,582,413
Total	$11,837,548	$11,304,853

The Fund has designated as long-term capital gain dividend, pursuant to Internal Revenue Code section 852(b)(3), the amount necessary to reduce the earnings & profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2007.

20

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	July 31, 2007

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes	$98,352,983
Gross tax unrealized appreciation on investments	57,881,586
Gross tax unrealized depreciation on investments	(1,265,302)
Net tax unrealized appreciation (depreciation) on investments	56,616,284
Net unrealized depreciation on foreign currency transactions	(232)
Net tax unrealized appreciation (depreciation) on investments and foreign currency	$56,616,052
Undistributed ordinary income	$14,703,113
Undistributed long-term capital gains	18,993,343
Total Distributable earnings	$33,696,456

Other accumulated gains (losses)	$—

Total accumulated earnings (losses)	$90,312,508

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments and foreign currency at July 31, 2007, for book and tax purposes, relate primarily to the deferral of losses related to wash sales.

The Mexico Equity and Income Fund designates 16% of dividends declared for the fiscal year July 31, 2007 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (unaudited).

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2007 was 2%. (Unaudited)

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended July 31, 2007 was 100%. (Unaudited)

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the ‘‘Investment Adviser’’) under the terms of the Investment Advisory Agreement (the ‘‘Advisory Agreement’’) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets. For the year ended July 31, 2007, these fees amounted to $958,616. The Investment Adviser has voluntarily agreed to reimburse the Fund for certain fees and

21

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	July 31, 2007

expenses on an annual basis. These expense reimbursements may be terminated at any time. For the year ended July 31, 2007, there were no expense reimbursements made by the Investment Adviser.

Effective November 1, 2005, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $12,000 plus $1,000 for each Board of Directors meeting attended and $250 for each Audit Committee meeting attended. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $24,000. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

U.S. Bancorp Fund Services, LLC (‘‘USBFS’’), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the ‘‘Fund Accountant’’). U.S. Bank, N.A. serves as the Fund’s custodian (the ‘‘Custodian’’). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For its services, the Administrator receives a monthly fee at the following annual rate:

0.12% of average daily net assets up to $200 million, plus
0.10% of average daily net assets from $200 million to $700 million, plus
0.05% of average daily net assets on the remaining balance above $700 million

For its services, the Fund Accountant receives a monthly fee at the following annual rate:

$42,000 minimum annual fee on average daily net assets up to $100 million, plus
0.030% of average daily net assets from $100 million to $300 million, plus
0.015% of average daily net assets on the remaining balance above $300 million

For its services, the Custodian receives a monthly fee at the following annual rate:

$12,000 minimum base fee, plus 0.03% of average daily custody balance

For the year ended July 31, 2007, the Mexico Equity and Income Fund, Inc. incurred
Administration fees of $147,048, Fund Accounting fees of $49,033 and Custody fees of $67,338.

22

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	July 31, 2007

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $161,106,649 and $161,946,989 respectively, for the year ended July 31, 2007.

At July 31, 2007 substantially all of the Fund’s assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D: CAPITAL STOCK

The Board of Directors approved rights offering (the ‘‘Offering’’) on October 12, 2005. In connection with the Offering by the Fund, the Fund issued to stockholders of record as of November 30, 2005 (the ‘‘Record Date’’) 0.75 nontransferable rights to purchase one share of preferred stock for each share of common stock owned as of the Record Date. The rights entitled the holders to purchase three shares of preferred stock for every four shares held as of the Record Date at a subscription price calculated as the greater of (i) 90% of the Fund’s asset value per share (‘‘NAV’’) as determined on the Expiration Date (December 28, 2005) or (ii) the average closing price of the Fund’s common stock over the four consecutive trading days ending on the Expiration Date. On January 6, 2006, the Fund issued 1,429,336 shares of preferred stock at $17.97 per share, which raised $25,685,167. The net asset value per share of the Fund’s common stockholders was reduced by approximately $1.20 per share as a result of this issuance (see Note E).

On December 6, 2006, the Board of Directors declared a stock dividend of $3.03306 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the shareholder. Shareholders that did not select the cash option were issued 152,515 shares, which amount to $4,253,635.

During the year ended July 31, 2006, the Fund purchased 242,594 shares of capital stock in the open market at a total cost of $4,514,583. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 8.60%. On December 13, 2005, the Board of Directors declared a stock dividend of $4.57038 per common share. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend; therefore on January 31, 2006 the Fund issued 242,594 shares, which amounted to $4,514,583.

During the years ended July 31, 2007, July 31, 2005, July 31, 2004 and July 31, 2003, the Fund made no repurchases pursuant to the program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

23

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (concluded)	July 31, 2007

NOTE E: PREFERRED STOCK

Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for repurchase and conversion preference features.

The Fund intends to conduct a series of tender offers for Preferred Stock only (each, a ‘‘Tender Offer’’) on a semi-annual basis, on dates to be determined by the Board of Directors, in which 25% of the issued and outstanding Preferred Stock may be tendered to the Fund and repurchased in kind for the Fund’s portfolio securities. The Board of Directors currently knows of no reason why the Tender Offers would not be conducted. The consideration for the Preferred Stock to be repurchased by the Fund shall be that value of portfolio securities equal to 99% of NAV as determined, with respect to each Tender Offer, on a date designated by the Board of Directors. The Fund may pay cash for fractional shares; or round off (up or down) fractional shares so as to eliminate them prior to distribution.

In the event the Put Warrant Program is approved by the SEC and upon the anticipated issuance of put warrants by the Fund, all issued and outstanding shares of Preferred Stock will automatically convert to our common stock on a one-for-one basis upon the anticipated issuance of put warrants by the Fund and, shortly thereafter, stockholders will receive put warrants.

NOTE F. TRANSACTIONS WITH AFFILIATES

The following issuer is affiliated with the Fund; that is, the Fund held 5% or more of the outstanding voting shares during the period from August 1, 2006 through July 31, 2007. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share Balance			Share Balance	Dividend	Value
Issuer Name	At Aug. 1, 2006	Additions	Reductions	At July 31, 2007	Income	At July 31, 2007

Grupe, S.A. de C.V.	—	4,071,300	—	4,071,300	$—	$11,215,243

NOTE G: SUBSEQUENT EVENT

In September 2007, pursuant to a non-transferable rights offering to all common and preferred stockholders of the Fund, the Fund issued 848,150 shares of common stock. Each share of common stock was issued at a subscription price of $36.24, which is equal to the Fund’s net asset value per share on August 31, 2007 and raised $30,736,956.

24

THE MEXICO EQUITY AND INCOME FUND, INC.

Report Of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors
Mexico Equity and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mexico Equity and Income Fund, Inc. (the ‘‘Fund’’) as of July 31, 2007 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicate thereon. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mexico Equity and Income Fund, Inc. as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 14, 2007

25

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (unaudited)	July 31, 2007

NOTE A: INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-294-8217 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE B: AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-866-700-6104. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE C: INFORMATION ABOUT CERTIFICATIONS
In November 2006, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

26

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited)	July 31, 2007

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the ‘‘Plan’’), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by Computershare Trust Company, Inc., the Fund’s transfer agent, as the Plan Agent (the ‘‘Plan Agent’’). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o Computershare Investor Services, ATTN: Ms. Margaret Dunn, 250 Royall Street; 3B, Canton, Massachusetts 02021. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in ‘‘street name’’) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net

27

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited) (continued)	July 31, 2007

asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

28

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited) (concluded)	July 31, 2007

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

29

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting (unaudited)	July 31, 2007

The Fund’s Annual Stockholders meeting was held on December 6, 2006, at 405 Lexington Avenue, New York, New York 10174. As of September 25, 2006, the record date, outstanding shares of common and preferred stock were 2,473,504 and 1,429,336, respectively. Holders of 2,164,529 common shares and 1,251,468 preferred shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on two proposals. The stockholders elected two Directors to the Board of Directors, one by each share class, and ratified the prior issuance of shares of the Fund’s preferred stock. The following table provides information concerning the matters voted on at the meeting:

I.	Election of Directors

Common Shareholder Nominee	Votes For	Votes Withheld

Andrew Dakos	2,051,184	113,345

Preferred Shareholder Nominee

Rajeev Das	1,243,296	8,172

II.	Ratification of Prior Issuance of Shares of the Fund’s Preferred Stock

	Votes For	Votes Against	Abstained	Non Votes
Common Shareholders	1,243,738	214,136	83,269	623,386

Preferred Shareholders	937,118	38,617	5,105	270,628

30

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (unaudited)	July 31, 2007

The Mexico Equity and Income Fund, Inc. (the ‘‘Fund’’) has adopted the following privacy policy in order to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:

Commitment to Consumer Privacy. The Fund recognizes and respects the privacy expectations of each of our customers and believes that the confidentiality and protection of consumer information is one of our fundamental responsibilities. The Fund is committed to maintaining the confidentiality, integrity and security of the customers’ personal information and will handle personal consumer and customer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that unauthorized access to, or use of, customer records or information is protected against.

Collection and Disclosure of Shareholder Information. Consumer information collected by, or on behalf of, The Fund, generally consists of the following:

•
Information received from consumers or customers on or in applications or other forms, correspondence, or conversations, including, but not limited to, their name, address, phone number, social security number, assets, income and date of birth; and

•
Information about transactions with us, our affiliates, or others, including, but not limited to, shareholder account numbers and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, as The Fund has no employees, it conducts its business affairs through third parties that provide services pursuant to agreements with The Fund (as well as through its officers and directors).

Security of Consumer and Customer Information. The Fund will determine whether the policies and procedures of its affiliates and service providers and reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations. The Fund directs each of its service providers to adhere to The Fund’s privacy policy and to their respective privacy policies with respect to all customer information of The Fund and to take all actions reasonably necessary so that The Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the development and delivery of initial and annual privacy notices and maintenance of appropriate and adequate records. The Fund will require its service providers to confirm to The Fund, in writing, that

31

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (unaudited) (continued)	July 31, 2007

they are restricting access to nonpublic personal information about customers to those employees who need to know that information to provide products or services to customers.

The Fund requires its service providers to provide periodic reports, no less frequently than annually, to the Board of Directors outlining their privacy policies and implementation and promptly report to The Fund any material changes to their privacy policy before, or promptly after, their adoption.

32

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (unaudited)	July 31, 2007

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of five individuals, all of whom are not ‘‘interested persons’’ of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that there is only one fund in the complex that is overseen by the Directors.

Name and Address	Year Born	Position(s) with the Fund	Term of Office/Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships Held by Director

Gerald Hellerman 10965 Eight Bells Lane Columbia, MD 21044	1937	Director, Chief Financial Officer and Chief Compliance Officer	2007 / 6 years	Managing Director, Hellerman Associates	Director, AirNet Systems, Inc.; Director, MVC Capital, Inc.; Director, Brantley Capital Corporation

Phillip Goldstein 60 Heritage Drive Pleasantville, NY 10570	1945	Director	2008 / 7 years	President, Kimball & Winthrop, Inc.; and general partner of Opportunity Partners, L.P.; Managing Member of the general partner of Full Value Partners, L.P.	Director, Brantley Capital Corporation; Director, Emerging Markets Telecommunications Fund; Director, First Israel Funds

Glenn Goodstein 2308 Camino Robledo Carlsbad, CA 92009	1963	Director	2008 / 6 years	Registered Investment Advisor; held numerous executive positions with Automatic Data Processing until 1996.	None

Rajeev Das 68 Lafayette Avenue Dumont, NJ 07628	1968	Director	2006 / 6 years	Senior analyst, Kimball & Winthrop, Inc.; prior Credit Manager, Muriel Siebett & Company.	None

Andrew Dakos 43 Waterford Drive Montville, NJ 07045	1966	Director	2006 / 6 years	President and CEO, UVitec Printing Ink, Inc.; and Managing Member of the general partner of Full Value Partners, L.P.; President of Elmhurst Capital, Inc.	None

33

THE MEXICO EQUITY AND INCOME FUND, INC.

Name and Address	Year Born	Position(s) with the Fund	Term of Office/Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships Held by Director

Maria Eugenia Pichardo 408 Teopanzolco Avenue 3rd Floor-Reforma Cuernavaca, 62260 Morelos Mexico	1950	Interested Officer, President	Indefinite / 3 years
Portfolio Manager of the Fund since the Fund’s Inception; President and General Partner, Pichardo Asset Management, S.A. de C.V. since 2003; Managing Director, Acciones y Valores de Mexico, S.A. de C.V. from 1979 to 2002.
					None

Francisco Lopez 408 Teopanzolco Avenue 3rd Floor-Reforma Cuernavaca, 62260 Morelos Mexico	1971	Interested Officer, Secretary	Indefinite / 3 years	Research Director, Pichardo Asset Management, S.A. de C.V. since 2003; Assistant Portfolio Manager, Acciones y Valores de Mexico, S.A. de C.V. from 1997 to 2002.	None

34

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
408 Teopanzolco Avenue
3rd Floor – Reforma
Cuernavaca, 62260 Morelos
Mexico

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Administrator and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent and Registrar:
Computershare Investor Services, LLC
250 Royall Street; 3B
Canton, MA 02021

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Andrew Dakos
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman

The Mexico Equity and Income Fund, Inc. Annual Report July 31, 2007

35

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-414-287-3311.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” were not provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2007	FYE 7/31/2006
Audit Fees	$23,500	$22,500
Audit-Related Fees	$0	$0
Tax Fees	$2,600	$2,400
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

36

Non-Audit Related Fees	FYE 7/31/2007	FYE 7/31/2006
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein and Mr. Rajeev Das.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders.  These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed.  However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason there may be instances in which votes may vary from the guidelines presented here.  The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.

I.	CORPORATE GOVERNANCE

A.	Board and Governance Issues

1.	Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.	Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

37

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans.  In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed.  In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.	Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally oppose the creation of blank check preferred stock.

4.           Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote on a case-by-case basis on issues involving classified boards.

5.           Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote on a case-by-case issues involving supermajority voting.

6.           Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

7.           Restrictions on Shareholders to Call Meetings

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

38

8.            Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders however must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.  Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.            Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.           Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

11.           Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally oppose dual classes of stock.  However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.           Limit Directors’ Tenure

In general corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

39

13.           Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

14.           Selection of Auditor

Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.	Executive Compensation

1.	Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.	Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.	Formation and Independence of Compensation Review Committee

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.	Stock Options for Board and Executives

The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

40

The Fund advisor will generally oppose option programs that allow the repricing of underwater options.  (Repricing divides shareholder and employee interests.  Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

5.	Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support ESOPs created to promote active employee ownership.  However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.	Pay Equity

The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.	Ratio Between CEO and Worker Pay

The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.	Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.	Changes to Charter or By-Laws

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.	Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.	Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

41

12.	Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.	Mergers and Acquisitions

1.	Considering the Non-Financial Effects of a Merger Proposal

Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners.  This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.	Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated.  For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.	Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will support proposals to put rights plans up for a shareholder vote.  In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.	Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

The Fund advisor will generally support greenmail provisions.

42

5.	Opt-Out of State Anti-Takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws.  However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of July 31, 2007.

Portfolio Manager. Ms. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Ms. Pichardo has been the Fund's Portfolio Manager since the Fund's inception (1990).  She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. ("PAM') (the Fund's Investment Adviser) since February 2003.  Prior to starting PAM, from 1989 to 1990 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms Pichardo was Managing Director and General Director of the International Sales Department of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
Ms. Maria Eugenia Pichardo	$154,818,268 (1)	0 (0)	$8,373,910.19 (12)

Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time.   “PAM” has established policies and procedures to reduce the conflict of interest.

The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.

Compensation.  Ms. Pichardo receives a fixed annual salary and bonus from PAM. Ms. Pichardo participates in a deferred compensation plan.

43

Securities Owned in the Fund by Portfolio Manager. As of July 31, 2007, the Portfolio Manager owned the following securities in the Fund:

Portfolio Manager Name	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Ms. Maria Eugenia Pichardo	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
2/1/06 to 2/28/06	0	0	0	0
3/1/06 to 3/31/06	0	0	0	0
4/1/06 to 4/30/06	0	0	0	0
5/1/06 to 5/31/06	0	0	0	0
6/1/06 to 6/30/06	0	0	0	0
7/1/06 to 7/31/06	0	0	0	0
7/1/07 to 7/31/07	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

44

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. None.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

45

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Mexico Equity and Income Fund, Inc.

By (Signature and Title)   /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date   10/4/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date   10/4/07

By (Signature and Title)   /s/ Gerald Hellerman
Gerald Hellerman, Chief Financial Officer

Date   10/5/07

46

EXHIBIT N

-----BEGIN PRIVACY-ENHANCED MESSAGE-----
Proc-Type: 2001,MIC-CLEAR
Originator-Name: webmaster@www.sec.gov
Originator-Key-Asymmetric:
 MFgwCgYEVQgBAQICAf8DSgAwRwJAW2sNKK9AVtBzYZmr6aGjlWyK3XmZv3dTINen
 TWSM7vrzLADbmYQaionwg5sDW3P6oaM5D3tdezXMm7z1T+B+twIDAQAB
MIC-Info: RSA-MD5,RSA,
 Wk69bVTX+tchU6TK1YpQHM2JxO7YMPpOiDccnyua/Rge5hBlZOJCPKnwo/blJhr3
 JBRa5td2OH6xWR2xSmIkug==

<SEC-DOCUMENT>0001364773-06-000010.txt : 20060926
<SEC-HEADER>0001364773-06-000010.hdr.sgml : 20060926
<ACCEPTANCE-DATETIME>20060926105320
ACCESSION NUMBER:0001364773-06-000010
CONFORMED SUBMISSION TYPE:DEFC14A
PUBLIC DOCUMENT COUNT:1
FILED AS OF DATE:20060926
DATE AS OF CHANGE:20060926
EFFECTIVENESS DATE:20060926

SUBJECT COMPANY:

COMPANY DATA:
COMPANY CONFORMED NAME:SELIGMAN QUALITY MUNICIPAL FUND INC
CENTRAL INDEX KEY:0000862813
IRS NUMBER:000000000
STATE OF INCORPORATION:MD
FISCAL YEAR END:1031

FILING VALUES:
FORM TYPE:DEFC14A
SEC ACT:1934 Act
SEC FILE NUMBER:811-06100
FILM NUMBER:061107904

BUSINESS ADDRESS:
STREET 1:100 PARK AVENUE
STREET 2:7TH FLOOR
CITY:NEW YORK
STATE:NY
ZIP:10017
BUSINESS PHONE:2124480200

MAIL ADDRESS:
STREET 1:100 PARK AVENUE
STREET 2:7TH FLOOR
CITY:NEW YORK
STATE:NY
ZIP:10017

FILED BY:

COMPANY DATA:
COMPANY CONFORMED NAME:Bulldog Investors General Partnership
CENTRAL INDEX KEY:0001364773
IRS NUMBER:562585535
FISCAL YEAR END:1231

FILING VALUES:
FORM TYPE:DEFC14A

BUSINESS ADDRESS:
STREET 1:60 HERITAGE DRIVE
CITY:PLEASANTVILLE
STATE:NY
ZIP:10570
BUSINESS PHONE:9147475262

MAIL ADDRESS:
STREET 1:60 HERITAGE DRIVE
CITY:PLEASANTVILLE
STATE:NY
ZIP:10570
</SEC-HEADER>
<DOCUMENT>
<TYPE>DEFC14A
<SEQUENCE>1
<FILENAME>sqfdefproxy.txt
<TEXT>

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

                 Filed by the Registrant []
                 Filed by a Party other than the Registrant [X]

                           Check the appropriate box:

    [_] Preliminary Proxy Statement
    [_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
         (AS PERMITTED BY RULE 14A-6(E)(2))
    [X] Definitive Proxy Statement
    [_] Definitive Additional Materials
    [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S)
240.14a-12

                      SELIGMAN QUALITY MUNICIPAL FUND, INC.
-----------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

            BULLDOG INVESTORS GENERAL PARTNERSHIP AND KARPUS MGT.
-----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

     ------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     ------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------

     (5) Total fee paid:

-----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the
offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     ------------------------------------------------------------------

     (3) Filing Party:

     ------------------------------------------------------------------

     (4) Date Filed:

     ------------------------------------------------------------------

PROXY STATEMENT OF BULLDOG INVESTORS GENERAL
PARTNERSHIP
AND KARPUS MANAGEMENT, INC., d/b/a KARPUS INVESTMENT
MANAGEMENT STOCKHOLDERS OF SELIGMAN QUALITY MUNICIPAL
FUND, INC., IN OPPOSITION TO THE SOLICITATION BY THE
BOARD OF DIRECTORS AT THE ANNUAL MEETING OF
SHAREHOLDERS (To be held on October 19, 2006)

Bulldog Investors General Partnership (?BIGP?) and
Karpus Management, Inc., d/b/a Karpus Investment
Management (?Karpus?), stockholders of Seligman
Quality Municipal Fund, Inc. (the ?Fund?), are
sending this proxy statement and the enclosed GREEN
proxy card to common and preferred stockholders of
record as of August 18, 2006 (the ?Record Date?) of
the Fund.  We are soliciting a proxy to vote your
shares at one of two venues for the Annual Meeting of
Shareholders of the Fund (the ?Meeting?).  Please
refer to the Fund?s proxy soliciting material for
additional information concerning the Meeting and the
matters to be considered by shareholders including
the election of directors.  This proxy statement and
the enclosed GREEN proxy card are first being sent to
common stockholders of the Fund on or about September
25, 2006.

INTRODUCTION
There are two matters that the Fund has scheduled to
be voted upon at the Meeting: (1) to elect three
Directors; and (2) to ratify the selection of
Deloitte & Touche LLP as auditors of the Fund for
2006.  In addition, we intend to submit a proposal to
shareholders (3) to open-end the Fund; (4) to ensure
a fair election; (5) to authorize us to bring a
lawsuit to invalidate certain actions taken by the
Board to thwart a shareholder vote; and (6) to
terminate the management agreement between the Fund
and J&W Seligman & Co. Incorporated.
We are soliciting a proxy to vote your shares FOR the

election of our nominees as director and FOR each of
the above proposals.
How Proxies Will Be Voted
If you wish to vote FOR the election of our nominees
and/or to vote on any of our proposals, you may do so
by completing and returning a GREEN proxy card to us
or to our agent.  Unless you direct otherwise, your
shares will be voted at the Alternate Meeting
described below and FOR the election of our nominees,
FOR the ratification of Deloitte & Touche LLP as
auditors of the Fund for 2007 and FOR each of our
proposals.  In addition, you will be granting the
proxy holder(s) discretionary authority to vote on
any other matters that may come before the Meeting
including matters relating to the conduct of the
Meeting.

Voting Requirements
The presence in person or by proxy of more than 50%
of the Fund?s outstanding shares shall constitute a
quorum.  The Fund?s bylaws currently require that
each director must be elected by the affirmative vote
of the holders of a majority of the votes entitled to
be cast.  (However, that provision and others will
likely be the basis of a legal challenge because they
were adopted to thwart shareholders from electing
directors of their choice.)  Proposals 2, 3 and 4
each require the affirmative vote of a majority of
the votes cast for approval.  Proposal 5 is advisory
and does not have any specific voting requirement.
Proposal 6 requires the lesser of the affirmative
vote of (1) 67% of the shares present at the Meeting
at which more than 50% of the shares are represented
or (2) more than 50% of the outstanding shares.
Abstentions will only have an impact on Proposal 6,
in which case they will be treated as votes against
it.
 Revocation of Proxies
You may revoke any proxy prior to its exercise by:
(i) delivering a written revocation to us; (ii)
executing and delivering a later dated proxy; or
(iii) voting in person at the Meeting or the
Alternate Meeting described below.  Attendance at the
Meeting or Alternate Meeting will not in and of
itself revoke a proxy.  There is no limit on the
number of times you may revoke your proxy before it
is exercised.  Only your latest dated proxy will be
counted.

ELECTION A: ALTERNATE MEETING

The Board has a fiduciary duty to conduct a fair and
democratic meeting.   However, the Board has stated
that it will not permit shareholders to vote for our
nominees or on any proposals we attempt to make by
declaring them ?out of order.?  Therefore, to allow
shareholders to fully exercise their franchise
rights, we will hold an Alternate Meeting at the same
time as the Board?s Meeting (the ?Sham Meeting?).
All shareholders will be able to fully participate at
the Alternate Meeting which will be held at 9:30 a.m.
on October 19, 2006 at the offices of Bulldog
Investors, Park 80 West - Plaza Two, Saddle Brook, NJ
07663.   The bylaws do not specifically provide for
an Alternate Meeting to a Sham Meeting.  However, we
are confident that a court will determine that we are
justified in holding an Alternate Meeting.  When
faced with a similar abuse of power by the chair of a
meeting, one court declared:

The right of the majority . . . to control the action
of the meeting cannot be questioned.  A presiding
officer cannot arbitrarily defeat the will of the
majority by refusing to entertain or put motions, by
wrongfully declaring the result of a vote, or by
refusing to permit the expression by the majority of
its will.  He is the representative of the body over
which he presides.  His will is not binding on it,
but its will, legally expressed by a majority of its
members, is binding.

Many courts have concluded that an action whose
primary purpose is to thwart a shareholder vote is
presumptively invalid.  After the Meeting we intend
to seek a court order to (1) invalidate any such
actions taken by the Board and (2) have all proxies
counted as instructed whether presented at the
Alternate Meeting or the Sham Meeting.  Among the
actions taken that we intend to challenge are: (1)
the adoption of various bylaws designed to thwart a
shareholder vote and (2) the Board?s determination to
declare our nominations and proposals ?out of order?
if presented at the Sham Meeting.

Election A permits you to have your shares
represented at the Alternate Meeting or the Sham
Meeting.  Unless instructions to the contrary are
given, your proxy will be voted at the Alternate
Meeting.  If you vote against Election A, we will
attempt to vote your shares at the Sham Meeting but,
in light of the Board?s determination to discount
them, your vote on the election of directors and on
Proposals 4, 5 and 6 might be wasted.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, we intend to nominate the following
persons for election as directors.  Each nominee has
consented to being named in this proxy statement and
to serve as a director if elected.  Unless noted, all
of our nominees are independent and none personally
owns shares or has any arrangement or understanding
with any person with respect to any future employment
by the Fund or by any affiliate of the Fund.  We do
not know of any material conflicts of interest that
would prevent any of them from acting in the best
interest of the Fund.  Please refer to the Fund?s
proxy soliciting material for additional information
concerning the election of directors.

Phillip Goldstein (born 1945); 60 Heritage Drive,
Pleasantville, NY 10570 ? Mr. Goldstein is a self-
employed investment advisor and a principal of the
general partner of three investment partnerships in
the Bulldog Investors group of funds, Opportunity
Partners L.P., Opportunity Income Plus Fund L.P., and
Full Value Partners L.P.  He has been a director of
the Mexico Income and Equity Fund since 2000,
Brantley Capital Corporation since 2001, the Emerging
Markets Telecommunications Fund since 2005 and the
First Israel Fund since 2005.  Mr. Goldstein is a
principal of three limited partnerships that are
general partners of BIGP.  Mr. Goldstein and his wife
jointly beneficially own 38,500 Shares which they
acquired between July 26, 2005 and July 13, 2006.

Gerald Hellerman (born 1937); 10965 Eight Bells Lane,
Columbia, MD 21044 ? Mr. Hellerman is the managing
director of Hellerman Associates, a financial and
corporate consulting firm.  He has been a director of
the Mexico Income and Equity Fund since 2001,
Brantley Capital Corporation until 2006, MVC Capital,
Inc. since 2003 and Air Net Systems, Inc since 2005.

Andrew Dakos (born 1966); 5 Ryan Court, Towaco, NJ
07082 ? Mr. Dakos is President and CEO of Uvitek
Printing Ink, Inc., an ink and coating manufacturing
company; Managing Member of the general partner of
Full Value Partners L.P., and President of Elmhurst
Capital, Inc. an investment advisory firm.  He has
been a director of the Mexico Income and Equity Fund
since 2001 and Brantley Capital Corporation until
2006.  Mr. Dakos is a principal of three limited
partnerships that are general partners of BIGP.

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS
Unless instructions to the contrary are given, your
proxy will be voted to ratify the selection of
Deloitte & Touche LLP as auditors of the Fund for
2006.
PROPOSAL 3:  THE SHAREHOLDERS REQUEST THAT THE BOARD
OF DIRECTORS SHALL PROMPTLY TAKE THE STEPS
NECESSARY TO OPEN-END THE FUND.

Open-ending the Fund will eliminate its persistent
discount from net asset value.  Unless instructions
to the contrary are given, your proxy will be voted
in favor of this proposal.  If adopted, this proposal
will not be binding on the board.

PROPOSAL 4:  TO COMPLY WITH SECTIONS 18(I), 2(A)(42),
16(A), 1(B)(2), 1(B)(3) AND 36 OF THE  INVESTMENT
COMPANY ACT OF 1940, EFFECTIVE AS OF 12:01 A.M. OF
THE DATE OF THE 2006 ANNUAL MEETING OF STOCKHOLDERS
AND NOTWITHSTANDING ANY PROVISION TO THE CONTRARY OF
THE FUND?S ARTICLES OF INCORPORATION OR ITS BYLAWS OR
OF MARYLAND LAW, (A) EVERY BENEFICIAL OR RECORD
STOCKHOLDER OF THE FUND ENTITLED TO ATTEND THE ANNUAL
MEETING SHALL BE ENTITLED TO NOMINATE FOR DIRECTOR
AND TO VOTE HIS OR HER SHARES FOR THE ELECTION OF ANY
PERSON OR PERSONS OF HIS OR HER CHOICE, (B) NO
DIRECTOR OR OFFICER OF THE FUND SHALL TAKE ANY ACTION
WHOSE PRIMARY PURPOSE IS TO IMPEDE OR FRUSTRATE ANY
STOCKHOLDER FROM NOMINATING OR VOTING HIS OR HER
SHARES FOR SUCH PERSONS AND (C) AT A MEETING AT WHICH
A QUORUM IS PRESENT, THE PERSONS RECEIVING THE MOST
VOTES SHALL BE DECLARED ELECTED AS DIRECTORS.  ANY
ACTION BY ANY DIRECTOR OR OFFICER OF THE FUND TO
SUBVERT THE INTENT OF THIS PROPOSAL SHALL BE DEEMED
TO BE A BREACH OF FIDUCIARY DUTY UNDER SECTION 36 OF
THE INVESTMENT COMPANY ACT OF 1940 AND UNDER MARYLAND
LAW.

This proposal instructs the Board to hold a fair
Meeting.  Unless instructions to the contrary are
given, your proxy will be voted in favor of this
proposal.

PROPOSAL 5: THE SHAREHOLDERS AUTHORIZE BIGP AND
KARPUS TO BRING A LAWSUIT TO INVALIDATE CERTAIN
ACTIONS TAKEN BY THE BOARD TO THWART A SHAREHOLDER
VOTE.

This proposal seeks to authorize us to bring a
lawsuit to invalidate actions taken by the Board to
prevent a fair Meeting.  It is advisory only.  Unless
instructions to the contrary are given, your proxy
will be voted in favor of this proposal.

PROPOSAL 6:  THE MANAGEMENT AGREEMENT BETWEEN THE
FUND AND J&W SELIGMAN & CO. INCORPORATED SHALL BE
TERMINATED.

Seligman?s performance has been very poor and it
should be fired.  Unless instructions to the contrary
are given, your proxy will be voted in favor of this
proposal.

THE SOLICITATION

Persons affiliated with or employed by BIGP or Karpus
or their affiliates may assist us in the solicitation
of proxies.  Banks, brokerage houses and other
custodians, nominees and fiduciaries will be
requested to forward this proxy statement and the
enclosed GREEN proxy card to the beneficial owners of
common shares for whom they hold shares of record.
We will reimburse these organizations for their
reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related
to this proxy solicitation.  Because we believe that
all shareholders will benefit from this solicitation,
we intend to seek reimbursement of our expenses from
the Fund.  Shareholders will not be asked to vote on
the reimbursement of our solicitation expenses which
we estimate to be approximately $10,000.  There is no
arrangement or understanding involving BIGP, Karpus
or any of our affiliates relating to future
employment by or any future transaction with the Fund
or any of its affiliates.

Other than as set forth in this Proxy Statement,
there are no contracts, arrangements, or
understandings entered into by any of the
participants in the solicitation or, to the
participants? knowledge, any of their respective
associates within the past year with any person with
respect to any of the Fund?s securities, including,
but not limited to, joint ventures, loan or option
arrangements, puts or calls, guarantees against loss
or guarantees of profit, division or losses or
profits, of the giving or withholding of proxies.

Except as set forth in the Proxy Statement, none of
the participants in the solicitation or, to the
participants? knowledge, any of their associates has
entered into any agreement or understanding with any
person with respect to: (i) any future employment by
the Fund or its affiliates; or (ii) any future
transactions to which the Fund or any of its
affiliates will or may be a party.

BIGP and Karpus are the soliciting stockholders.  As
of September 19, 2006, BIGP beneficially owned
748,900 shares all of which have been purchased
within the past two years, and Karpus beneficially
owned 684,366 shares of the Fund some of which have

been purchased since December 1999.  As noted below,
three of our nominees are affiliated with BIGP.

September 25, 2006

The BIGP ? Karpus Group, Park 80 West - Plaza Two,
Saddle Brook, NJ 07663
(201) 556-0092 // Fax: (201)556-
0097//pgoldstein@bulldoginvesors.com

September 25, 2006

Dear Fellow Shareholder of Seligman Quality Municipal
Fund:

The BIGP ? Karpus Group owns more than 30% of the
shares of Seligman Quality Municipal Fund and is its
largest shareholder.  We are writing to you because
we are dissatisfied with the Fund?s performance and
its persistent discount to net asset value (?NAV?).
We are also appalled by the lack of oversight by the
Board of Directors and its failure to do anything to
improve the Fund?s performance or narrow the
discount.  In short, we believe it is time for a
change at the top.

SELIGMAN?S ABYSMAL PERFORMANCE

The Fund?s objective is to provide a high level of
current income exempt from Federal income taxes
consistent with the preservation of capital and with
consideration given to opportunities for capital
gain.  By any measure, that objective has not been
met.  In fact, in November 2005, the Board of
Directors found a ?pronounced lag? in the  Fund?s
performance compared to its peers ?over the one-,
three-, five- and ten-year periods, and over
annualized rolling three- and five-year periods ended
September 30, 2005, for each calendar year in the
2000-to-2004 period and for the first nine months of
2005, and compared to a group of ten competitor funds
selected by the Manager over annualized rolling
three- and five-year periods ended September 30,
2005, for each calendar year in the 2000-to-2004
period, and for the first nine months of 2005.?

Even that dismal assessment understates how badly J &
W Seligman & Co., the Fund?s manager has performed.
On a scale of 1 (best) to 100 (worst), Lipper rated
the Fund?s NAV performance at a rock bottom 100 over
the five-year period ending August 31, 2006.   In
other words, over the last five years, virtually
every other insured leveraged national municipal fund
has outperformed the Fund.  Its short term
performance is also abysmal.  For the year ending
August 31, 2006, 93% of its peers outperformed the
Fund.  Finally, if you are a long-term shareholder,
we sympathize with you.  For the ten-year period
ending August 31, 2006, 84% of its peers outperformed
the Fund.

Now, let?s look at the Fund?s yield.  Of more than
100 closed-end national municipal funds, only one has
a lower yield.  Since its inception in 1991, the

Fund?s monthly dividend has gone from 7.8 cents to
the current 4.1 cents.  Over the past three years,
the monthly dividend has been cut six times.  Before
those cuts began, the dividend was 60% higher than it
is today.

Even though the Board found that the Fund?s
performance was ?below average for all periods
considered,? it inexplicably renewed Seligman?s
contract.  Here is the Board?s reasoning in its own
words:

The Manager pointed out that the Fund?s comparative
performance in recent periods had been adversely
affected by the Manager?s decision to defensively
position the portfolio in anticipation of rising
interest rates, which did not rise as quickly as the
Manager anticipated. The Manager also stated that the
Fund?s somewhat high expense ratio also adversely
affected its comparative performance. Taking into
account these comparisons and the other factors
considered, the directors were satisfied with the
Manager?s explanation of the Fund?s pronounced lag in
performance and retained confidence in the Manager?s
ability to manage the Fund.

Well, there you have it.  The Board uncritically
accepted Seligman?s explanation for the Fund?s
?pronounced lag in performance.?  It was a result of
Seligman?s poor judgment and the Fund?s high
expenses.  Wouldn?t you like to work for such an
understanding boss?  If our directors served on a
school board, they would probably allow a school bus
driver five or ten DUI?s before they lost confidence
in his ability to do his job.  All joking aside, how
can shareholders have confidence in directors that
are so tolerant of the manager?s incompetence?

In light of the Fund?s long term underperformance, it
is not surprising that its stock has traded at a
discount to NAV for a long time.  By mid-2005, the
discount climbed to more than 14%.  That attracted
our attention and we began to aggressively accumulate
shares.  On September 19, 2005, we wrote a letter to
the Board to advise it that we would submit a
proposal at the next annual meeting to open-end the
Fund and unless the Board agreed to abide by the will
of the shareholders, seek to elect directors that
would do just that.  We believed long suffering
shareholders deserved an opportunity to exit the Fund
at full NAV.

?LET?S RIG THE ELECTION?

The market responded positively to our open-ending
proposal and the discount soon moved back to single
digits.  The Board, on the other hand, responded
defensively.  First, it flatly refused to abide by a
shareholder vote on open-ending.  Then, it adopted a
new set of bylaws whose primary purpose was to make
it more difficult for shareholders to elect directors
of their choice.  For example, it changed the
standard for electing directors from a plurality of
the votes cast to a majority of the Fund?s
outstanding shares, knowing that it is virtually
impossible for any nominee to get that many votes in
a contested election.  Another bylaw required

shareholders to jump through burdensome and
unnecessary hoops just to exercise their basic right
to nominate directors or present proposals at a
shareholder meeting.

On November 22, 2005, we notified the Board in
writing of our intent to nominate directors and to
submit a ?fair election? proposal.  In our letter, we
specifically asked the Board to ?notify us as soon as
possible if you . . . believe this advance notice is
deficient in any manner so that we can promptly cure
any such deficiency.?  The Board never responded so
we reasonably assumed it was satisfied with our
notification.  In any event, although the Fund
ordinarily holds its annual meeting in May, this year
it delayed the meeting until October 19th.  Thus, the
Board has had almost eleven months to prepare for a
contested election.

The Board acknowledges that it ?has received three
communications indicating that certain dissident
Stockholders intend to solicit proxies . . . in favor
of their own nominees for election to the Board.?
Despite this, the Board says it will not permit
shareholders to vote for our nominees ?because such
communications did not comply with the requirements
of the Fund's Bylaws? and that ?any such purported
nominations will be ruled out of order in the event
they are made at the Meeting, as will certain
purported proposals by the same persons that likewise
failed to comply with the requirements of the Fund?s
Bylaws.?  That is legalese meaning that no matter how
much support our nominees receive from shareholders,
they cannot be elected.

Why is the Board trying to hold a rigged election?
Brian Zino, a director of the Fund and a principal of
Seligman, told us the real reason a few months ago:
?We can do the math.?  In other words, he
acknowledged that we owned enough shares to insure
that our nominees would be elected in a fair
election.

Faced with that unpleasant reality, the only way
Seligman could keep its friends on the Board was to
rig the election.  That is why the Board says that if
we try to propose nominees, the Chair will declare
them ?out of order.?  Consequently, we will not vote
our shares (and yours, if you so instruct us) at the
Board?s Sham Meeting and subject to a shareholder
vote we will file a legal challenge to invalidate the
board?s actions.  We will also hold an Alternate
Meeting at the same time as the Board?s Sham Meeting.
All shareholders will be able to fully participate at
the Alternate Meeting which will be held at 9:30 a.m.
on October 19, 2006 at the offices of Bulldog
Investors, Park 80 West - Plaza Two, Saddle Brook, NJ
07663.   The Fund?s bylaws do not specifically
provide for an Alternate Meeting when the Board
indicates that the annual meeting will be a Sham
Meeting.  However, we believe that under the
circumstances we are justified in holding an
Alternate Meeting.

To add insult to injury, based on the Board?s proxy
statement, the cost of holding the Sham Meeting
including proxy solicitation and legal fees will

probably be more than $100,000 vs. the $10,000 or so
we will spend to hold the Alternate Meeting.  And,
even though Seligman and the directors are the only
beneficiaries of the Sham Meeting, Seligman won?t
have to pay a dime.  It convinced the Board to send
the bill for the entire cost of the Sham Meeting to
the shareholders.

SELIGMAN?S ETHICAL LAPSES

Ethical lapses are nothing new for Seligman.  It is
still dealing with charges by both the SEC and the
New York State Attorney General that it fraudulently
entered into secret arrangements with certain
customers to allow them to trade in and out of its
open-end funds in order to generate more fees for
Seligman.  According to New York State Attorney
General, these arrangements cost long-term
shareholders of Seligman?s funds more than $80
million.  An affidavit submitted by the Attorney
General also stated that the boards of directors of
the Seligman group of funds ?are subservient to
Seligman? and that the high expense ratios of
Seligman?s funds, which the Board cited as a
mitigating factor in excusing the Fund?s severe
underperformance, ?are the result of the Boards?
failure to negotiate at arms? length with Seligman.?
But, don?t take our word for it.  You can read all
the sordid details yourself on the Attorney General?s
website (including some shocking emails incriminating
Seligman executives including Mr. Zino).
(http://www.oag.state.ny.us/press/2005/sep/sep29a_05.
html).  The AG?s announcement is titled: ?Secret
Mutual Fund Timing Arrangements Exposed At Seligman:
Tops Execs Approved at Least a Dozen Deals that
Skimmed Millions from Investors?

Apparently, Seligman has not learned its lesson.  Its
heavy-handed and illegal threat to declare our
nominations ?out of order? is just the latest example
of its willingness to place its own interest ahead of
the interest of shareholders.  The truth is that
Seligman opposes open-ending for only one reason.
Open-ending would allow shareholders that are fed up
with miserable long and short-term performance and an
ethically challenged manager to exit at NAV.  That
would reduce Seligman?s fees which it needs to defend
itself from the SEC and Attorney General Spitzer.
Seligman acknowledges that ?these matters and any
related publicity [could] result in reduced demand
for shares of Seligman Funds or other adverse
consequences.?  In a nutshell, it is clear that the
Fund is being run not for shareholders but to
generate fees for Seligman.

We think Seligman?s contract deserves to be
terminated and the Fund should be open-ended.  Our
goal is to gain control of the board and then to
maximize shareholder value by allowing shareholders
to cash out of their investment at full NAV.  Based
on the Fund?s current market price, eliminating the
discount would amount to an increase of about $1 per
share.  If you would like to get that $1 per share,
don?t expect Seligman to do anything about it.  As
Tom Herzfeld, a prominent closed-end fund expert
recently said: ?I always had the feeling [Seligman]
didn?t care about the discount.?

Finally, if elected, our nominees will propose that
the Fund authorize an investigation into the conduct
of Seligman, the Fund?s directors, and its lawyers to
determine if they should be sued for breach of
fiduciary duty, diverting Fund assets for their own
benefit, collecting illegal management fees and abuse
of control.  Any monies collected as a result of such
a lawsuit will increase the Fund?s NAV and benefit
shareholders.

If you care about your investment in the Fund and
want to eliminate the discount and fire our ethically
challenged and incompetent manager, please vote your
proxy online at WWW.PROXYVOTE.COM or by telephone at
1-800-454-8683.  Alternatively, you can mail the
GREEN proxy card in the enclosed envelope but please
do it today so we can rid the Fund of all three evils
-- the discount, the Board of Directors and
Seligman!the

Very truly yours,

Phillip Goldstein, Bulldog Investors G.P

Sharon Thornton, Karpus Investment Management

PROXY CARD

Proxy Solicited in Opposition to the Board of
Directors of Seligman Quality Municipal Fund, Inc.
(the ?Fund?) by Bulldog Investors General Partnership
(?BIGP?) and Karpus Management, Inc. (?Karpus?) for
the 2006 Annual Meeting of Shareholders at the
Selected Venue

The undersigned hereby appoints Phillip Goldstein,
Rajeev Das, Andrew Dakos, and Sharon Thornton and
each of them, as the undersigned?s proxies, with full
power of substitution, to attend either the Annual
Meeting of Shareholders or Alternate Meeting of
Seligman Quality Municipal Fund, Inc. and any
adjourned or postponed Meeting, and to vote on all
matters that come before either meeting the number of
shares that the undersigned would be entitled to vote
if present in person, as specified below.

(INSTRUCTIONS:  Mark votes by placing an ?x? in the
appropriate [  ].)

ELECTION A. TO ATTEND THE ALTERNATE ANNUAL MEETING

FOR [   ]AGAINST [   ]

1. ELECTION OF THREE DIRECTORS

[ ] FOR GERALD HELLERMAN [ ] WITHHOLD
AUTHORITY

[ ] FOR PHILLIP GOLDSTEIN [ ] WITHHOLD
AUTHORITY

[ ] FOR ANDREW DAKOS [ ] WITHHOLD
AUTHORITY
2:  RATIFICATION OF THE SELECTION OF DELOITTE &
TOUCHE LLP AS AUDITORS OF THE FUND FOR 2006.
FOR [   ]AGAINST [   ]
ABSTAIN [   ]

3. THE SHAREHOLDERS REQUEST THAT THE BOARD OF
DIRECTORS SHALL PROMPTLY TAKE THE STEPS NECESSARY TO
OPEN-END THE FUND.

FOR [   ]AGAINST [   ]
ABSTAIN [   ]

4. TO COMPLY WITH SECTIONS 18(I), 2(A)(42), 16(A),
1(B)(2), 1(B)(3) AND 36 OF THE  INVESTMENT COMPANY
ACT OF 1940, EFFECTIVE AS OF 12:01 A.M. OF THE DATE
OF THE 2006 ANNUAL MEETING OF STOCKHOLDERS AND
NOTWITHSTANDING ANY PROVISION TO THE CONTRARY OF THE
FUND?S ARTICLES OF INCORPORATION OR ITS BYLAWS OR OF
MARYLAND LAW, (A) EVERY BENEFICIAL OR RECORD
STOCKHOLDER OF THE FUND ENTITLED TO ATTEND THE ANNUAL
MEETING SHALL BE ENTITLED TO NOMINATE FOR DIRECTOR
AND TO VOTE HIS OR HER SHARES FOR THE ELECTION OF ANY
PERSON OR PERSONS OF HIS OR HER CHOICE, (B) NO
DIRECTOR OR OFFICER OF THE FUND SHALL TAKE ANY ACTION
WHOSE PRIMARY PURPOSE IS TO IMPEDE OR FRUSTRATE ANY
STOCKHOLDER FROM NOMINATING OR VOTING HIS OR HER
SHARES FOR SUCH PERSONS AND (C) AT A MEETING AT WHICH
A QUORUM IS PRESENT, THE PERSONS RECEIVING THE MOST
VOTES SHALL BE DECLARED ELECTED AS DIRECTORS.  ANY
ACTION BY ANY DIRECTOR OR OFFICER OF THE FUND TO
SUBVERT THE INTENT OF THIS PROPOSAL SHALL BE DEEMED
TO BE A BREACH OF FIDUCIARY DUTY UNDER SECTION 36 OF
THE INVESTMENT COMPANY ACT OF 1940 AND UNDER MARYLAND
LAW.

FOR [   ]AGAINST [   ]
ABSTAIN [   ]

5: THE SHAREHOLDERS AUTHORIZE BIGP AND KARPUS TO
BRING A LAWSUIT TO INVALIDATE CERTAIN ACTIONS TAKEN
BY THE BOARD TO THWART A SHAREHOLDER VOTE.

FOR [   ]AGAINST [   ]
ABSTAIN [   ]

6:  THE MANAGEMENT AGREEMENT BETWEEN THE FUND AND J&W
SELIGMAN & CO. INCORPORATED SHALL BE TERMINATED.

FOR [   ]AGAINST [   ]
ABSTAIN [   ]

Please sign and date below.  Your shares will be
voted as directed.  If no direction is made, this
proxy will be voted FOR the election of the nominees
named above in Election A and FOR Proposals 2, 3, 4,
5 and 6.  The undersigned hereby acknowledges receipt
of the proxy statement dated September 25, 2006 of
BIGP and Karpus and revokes any proxy previously
executed.

Signature(s)___________________________________
Dated: _______________

EXHIBIT O

EXHIBIT 2

STOCK PURCHASE AGREEMENT

AGREEMENT, dated as of October 18, 2006, by and among Phillip Goldstein and each of the persons and entities listed on Schedule A to this Agreement (each a “Seller” and collectively, the “Sellers”), and William C. Morris (the “Purchaser”).

WHEREAS, the Sellers own shares (the “Shares”) of common stock (“Common Stock”) of Seligman Select Municipal Fund, Inc. (the “Fund”), in the names and in the amounts set forth on Schedule A to this Agreement; and

WHEREAS, the Purchaser wishes to purchase Shares from the Sellers, and the Sellers wish to sell their Shares to the Purchaser.

NOW, THEREFORE, in consideration of the premises and agreements herein set forth, and in the spirit of cooperation and good faith, the parties hereby agree as follows:

SECTION 1.   Definitions.

1.1          “Affiliated Person” has the meaning set forth in Section 2(a)(3) of the 1940 Act and shall apply to both present and future Affiliated Persons. Affiliated Persons of a Seller shall also include any investment advisory client of such Seller, and any Affiliated Person of such client. In the case of Mr. Goldstein, Affiliated Person shall include any Person as defined in Section 1.5, of which Mr. Goldstein now serves or hereinafter may serve as principal, officer, director, general partner, limited partner, trustee or other similar capacity. In the case of any Affiliated Person who is a natural Person, Affiliated Person shall include such person’s present or former spouse, children and any other person who shares a residence with such person. Affiliated Persons of the Fund shall also include J. & W. Seligman & Co. Incorporated and its Affiliated Persons and related persons.

1.2          “1940 Act” means the Investment Company Act of 1940, as amended.

1.3          “Voting Securities” has the meaning set forth in Section 2(a)(42) of the 1940 Act.

1.4          “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or other security interest or preferential arrangement of any kind or nature whatsoever.

1.5          “Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

SECTION 2.   Purchase and Sale of Shares

2.1          On the closing date set forth in Section 2.2, the Sellers shall sell to the Purchaser, and the Purchaser shall purchase from the Sellers, the number of Sellers’ Shares set forth on Schedule A hereto at a price per Share equal to 93% of the net asset value per Share as of the close of business of the New York Stock Exchange on the date two business days prior to the Closing Date, payable in immediately available United States funds. At the closing, (a) each Seller shall deliver to the Purchaser a certificate or certificates representing the Seller’s Shares, together with stock powers duly executed in blank or duly executed instruments of transfer, or via book entry to an account specified by the Purchaser for any Seller’s Shares that may be in book entry form at The Depository Trust Company, or by such other method of transfer as may be mutually agreed to by the Purchaser and the Seller, and (b) the Purchaser

EXHIBIT 2

shall deliver to the respective Sellers by wire transfer of immediately available funds to accounts designated by the respective Sellers pursuant to wire instructions delivered to the Purchaser at least two business days prior to the closing, or by such other method of transfer as may be mutually agreed to by the Purchaser and the Seller.

2.2          The closing shall take place on November 20, 2006 at 10:00 a.m. at the offices of Dechert LLP, 30 Rockefeller Plaza, 23rd Floor, New York, New York, or at such other time and place as the parties hereto may mutually agree in writing.

SECTION 3.       Representations and Warranties of the Sellers. Each Seller represents and warrants to the Purchaser, with respect to such Seller as follows:

3.1          The Seller is the beneficial owner of the Shares set forth opposite the name of the Seller on Schedule A (the “Seller’s Shares”), and either the Seller or Mr. Goldstein has sole voting and dispositive power over the Seller’s Shares. The Seller will sell all of the Seller’s Shares to the Purchaser pursuant to this Agreement.

3.2          There are no Liens against the Seller’s Shares. At the closing, the Seller will deliver to the Purchaser the Seller’s Shares, and the Purchaser will acquire good and valid title to the Seller’s Shares, free and clean of all Liens, other than any Liens than may be imposed or created by the Purchaser.

3.3          There are no undisclosed interests, present or future, in the Seller’s Shares, nor does the Seller know of any assertion of such an interest.

3.4          The Seller is duly authorized to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

3.5          The Seller is not required by any provision of federal, state, or local law to take any further action or to seek any governmental approval prior to the sale by the Seller of the Seller’s Shares.

3.6          There are no provisions of any contract, indenture, or other instrument to which the Seller is a party or to which the Seller’s Shares are subject which would prevent, limit or condition the sale and transfer of the Seller’s Shares to the Purchaser, or the consummation of the transactions contemplated hereby by the Seller.

3.7          The Seller does not have any options, warrants, or other rights to acquire shares of Common Stock of the Fund.

SECTION 4.       Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the other parties as follows:

4.1          The Purchaser is duly authorized to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms.

4.2          The Purchaser is not required by any provision of federal, state or local law to take any further action or to seek any governmental approval prior to the purchase by the Purchaser of the Shares.

4.3          There are no provisions of any contract, indenture, or other instrument to which the Purchaser is a party which would prevent, limit or condition the purchase of the Sellers’ Shares by the Purchaser or the consummation of the transactions contemplated hereby by the Purchaser.

SECTION 5.      Covenants of the Sellers. Each Seller hereby covenants, with respect to itself, to the Purchaser as follows:

EXHIBIT 2

5.1          From the date of this Agreement, the Seller shall take no action that would encumber or restrict the Seller’s Shares or their sale or transfer.

5.2          From the date of this Agreement, the Seller shall not grant any options or other rights or interests in the Seller’s Shares, or sell or hypothecate the Seller’s Shares to any person other than the Purchaser.

SECTION 6.      Covenants of the Sellers. Each Seller hereby covenants, with respect to itself and its Affiliated Persons, to the Purchaser as follows:

6.1          From the date of this Agreement, such person will not, directly or indirectly, alone or in concert with others, (a) acquire or offer to acquire, seek, propose or agree to acquire, by means of a purchase, tender or exchange offer, business combination or in any other manner, beneficial ownership of any Voting Securities of the Fund, including rights or options to acquire such ownership, unless such person shall acquire such Voting Securities pursuant to all of the conditions of Section 6.2 at the time of the acquisition; (b) initiate or encourage, or in any way participate in, any litigation, or seek to initiate or encourage any regulatory action or proceeding, against or on behalf of the Fund or any of its Affiliated Persons; (c) make, or in any way participate in, any “solicitation” of “proxies” (as such terms are defined in Rule 14a-1 of Regulation 14A promulgated by the Securities and Exchange Commission pursuant to Section 14 of the Securities Exchange Act of 1934, disregarding clause (iv) of Rule 14a-1(l)(2) and including any solicitation that would otherwise be exempt pursuant to Rule 14a-2(b)), relating to the Fund’s Voting Securities; call, or in any way participate in a call for, any meeting of stockholders of the Fund, or for any action by written consent of stockholders; request, or take any action to obtain or retain any list of holders of any securities of the Fund or otherwise seek to inspect any books or records of the Fund; initiate or propose any stockholder proposal or participate in the making of, or solicit stockholders for the approval of, one or more stockholder proposals relating to the Fund; (d) deposit any Voting Securities in a voting trust or subject them to any voting agreement or arrangements; (e) form, join or in any way participate in a group with respect to any Voting Securities (or any securities the ownership of which would make the owner thereof a beneficial owner of Voting Securities); (f) otherwise act to control or influence the Fund or the management, board of directors, policies or affairs of the Fund including, without limitation, (i) soliciting or proposing to effect or negotiate any amendment to the bylaws of the Fund, or any form of business combination, restructuring, recapitalization, open-ending, liquidation, repurchase of shares or other extraordinary transaction involving the Fund, its securities or assets or (ii) proposing any candidates for election to the board of directors or otherwise seeking board representation or the removal of any directors or a change in the composition or size of the board of directors of the Fund; (g) take any action or disclose any intent, purpose, plan or proposal with respect to this Agreement or the Fund, its Affiliated Persons or the management, policies or affairs or securities or assets of the Fund or its Affiliated Persons that is inconsistent with this Agreement, including any action, intent, purpose, plan or proposal that is conditioned on, or would require, waiver, amendment, nullification or invalidation of any provision of this Agreement, or take any action that could require the Fund or any of its Affiliated Persons to make any public disclosure relating to any such intent, purpose, plan, proposal or condition; or (h) assist, advise, encourage or have discussions with any person with respect to, or seek to do, any of the foregoing.

6.2          Section 6.1 notwithstanding, any such person may acquire Voting Securities of the Fund if such person immediately notifies the Fund in writing of the acquisition of such Voting Securities, specifying the name in which such Voting Securities are owned, and such person delivers to the Fund a written undertaking to vote such Voting Securities in all instances in accordance with the recommendations of the Board of Directors of the Fund.

EXHIBIT 2

6.3          Each Seller will use best efforts to cause its Affiliated Persons to observe each provision of this Agreement as if such Affiliated Person were a party to this Agreement.

6.4          Each Seller agrees that the Purchaser, without prejudice to any rights to judicial relief the Purchaser may otherwise have, shall be entitled to seek equitable relief, including injunctive relief, in the event of any breach of the provisions of this Agreement. Each Seller agrees that (i) neither he/it nor, subject to Section 6.3, any of his/its Affiliated Persons will oppose the granting of such relief on the basis that the Purchaser has an adequate remedy at law and (ii) each Seller, jointly and severally, will pay any reasonable fees that the Purchaser may incur in enforcing this Agreement.

6.5          Each Seller agrees that no failure or delay by the Purchaser in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any such right, power or privilege.

SECTION 7.   Conditions to Closing

7.1          The obligations of the Purchaser to effect the transactions contemplated hereby shall be subject to each of the following conditions, any one or more of which may be waived in writing by the Purchaser in whole or in part: (a) each of the representations and warranties of the Sellers contained in this Agreement shall be true and correct in all material respects, when made and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of the Closing Date (except as contemplated or permitted by this Agreement to change between the date of this Agreement and the Closing Date); (b) the Sellers shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by the respective Sellers at or prior to the Closing Date; (c) the Sellers shall have delivered to the Purchaser certificates, in genuine and unaltered form, representing all of the Sellers’ Shares duly endorsed in blank, for transfer to the Purchaser, or arranged to take such steps, as may be necessary to transfer to the Purchaser any of Sellers’ Shares in electronic book entry form; and (d) the Sellers shall have delivered to the Purchaser such other agreements, documents and instruments reasonably requested by the Purchaser to effectuate the transactions contemplated hereby.

7.2          The obligations of the Sellers to effect the transactions contemplated hereby shall be subject to each of the following conditions, any one or more of which may be waived in writing by the respective Sellers in whole or in part: (a) each of the representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects, when made and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of the Closing Date (except as contemplated or permitted by this Agreement to change between the date of this Agreement and the Closing Date); (b) the Purchaser shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by the Purchaser at or prior to the Closing Date; and (c) the Purchaser shall have delivered to the Sellers such other agreements, documents and instruments reasonably requested by the respective Sellers to effectuate the transactions contemplated hereby.

SECTION 8.   Miscellaneous.

8.1          All representations and warranties of the Sellers and the Purchaser, and all covenants of the Sellers, shall survive the Closing Date, and shall bind the respective parties and their heirs and assigns as to any breach thereof not disclosed in writing or known to the parties prior to the Closing Date.

8.2          The parties hereto agree that the Fund is a third party beneficiary of the covenants of the Sellers in this Agreement, and is entitled to all rights, benefits and remedies of the Purchaser under this Agreement in respect thereof.

EXHIBIT 2

8.3          This Agreement shall be construed in accordance with and governed by the laws of the State of New York (without regard to the principles of conflict of laws thereof).

8.4          This Agreement may be amended, modified or supplemented only by written agreement of all parties hereto.

8.5          This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.6          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.7          If any provision contained in this Agreement or the application thereof to any party or any Affiliated Person of any Seller, or any other person or circumstance, shall be invalid, illegal or unenforceable in any respect under any applicable law as determined by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions contained in this Agreement, or the application of such provision to such persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. In the case of any such invalidity, illegality or unenforceability, the parties hereto shall negotiate in good faith to agree upon a suitable and equitable provision to effect the original intent of the parties.

8.8          The parties hereto agree that, except to the extent otherwise required by law or order of a court of competent jurisdiction, such party (and in the case of a Seller, its Affiliated Persons), will not communicate, directly or indirectly, in any way with anyone, other than counsel to such party who agrees to be bound by the terms of this Section 8.8, as to any litigation, or the negotiations or circumstances leading to the execution of this Agreement, or as to the terms of this Agreement or the parties to this Agreement, except to the extent of referring to this obligation of confidentiality in response to unsolicited communications relating thereto.

8.9          Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

8.10        This Agreement shall terminate 25 years from the date hereof.

EXHIBIT 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Phillip Goldstein

OPPORTUNITY PARTNERS L.P.
By: Kimball & Winthrop, Inc., its general partner

By
Phillip Goldstein, President

CALAPASAS INVESTMENT PARTNERSHIP L.P.

By
Phillip Goldstein, pursuant to a Power of Attorney

OPPORTUNITY INCOME PLUS L.P.
By: SPAR Advisors LLC, its general partner

By
Phillip Goldstein, Managing Member

MERCURY PARTNERS L.P.

By
Phillip Goldstein, pursuant to a Power of Attorney

STEADY GAIN PARTNERS L.P.

By
Phillip Goldstein, pursuant to a Power of Attorney

FULL VALUE PARTNERS L.P.
By: Full Value Advisors LLC, its general partner

By
Phillip Goldstein, Managing Member

HOFFINGER FAMILY PARTNERSHIP

By
Phillip Goldstein, pursuant to a Power of Attorney

C.P.C. INC.

By
Phillip Goldstein, pursuant to a Power of Attorney

____________________________
William C. Morris

EXHIBIT 2

Schedule A

Name	Number of Shares
Opportunity Partners L.P.	55,100
Calapasas Investment Partnership L.P.	15,630
Opportunity Income Plus L.P.	10,000
Mercury Partners L.P.	15,000
Steady Gain Partners L.P.	12,100
Full Value Partners L.P.	48,100
Hoffinger Family Partnership	3,200
C.P.C. Inc	15,000
Philip Goldstein and Judy Goldstein	5,000

EXHIBIT P

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RMR Hospitality and Real Estate Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

RMR HOSPITALITY AND REAL ESTATE FUND
400 Centre Street
Newton, MA   02458

FOR IMMEDIATE RELEASE

For more information
Contact:
Timothy Bonang
Investor Relations
(617) 796-8149

RHR ANNOUNCES RESULTS OF PROXY CONTEST

Newton, MA (March 8, 2007).  RMR Hospitality and Real Estate Fund (AMEX:  RHR) held its annual meeting of shareholders earlier today and votes were counted with respect to a proxy contest initiated by Phillip Goldstein and his “Bulldog” hedge fund.  The matters considered and voted were as follows:

•
Arthur Koumantzelis was re-elected as a Trustee of RHR for a term of three years ending in 2010.  Mr. Koumantzelis was nominated by the RHR Board of Trustees.  Goldstein had previously announced his intention to nominate himself and solicited proxies for his own election.  At the meeting, 98.5% of the shares cast, voted for Mr. Koumantzelis’s re-election.

•
Barry Portnoy was re-elected as a Trustee of RHR for a term of three years ending in 2010.  Mr. Portnoy was nominated by the RHR Board of Trustees for re-election by RHR’s Preferred Shareholders voting as a separate class.  Goldstein had previously announced his intention to nominate his associate Andrew Dakos in place of Mr. Portnoy and had solicited proxies for Mr. Dakos’s election.  At the meeting 100% of the shares cast, voted for Mr. Portnoy.

Goldstein had previously announced that he intended to present two proposals for shareholder consideration:  one to terminate RHR’s advisory agreement with RMR Advisors, Inc. and the other with respect to a tender offer which Goldstein threatened to make.  Although Goldstein had solicited proxies for these proposals, neither proposal was, in fact, presented at the meeting.

Another matter considered at the meeting was the number of shares which Goldstein and his Bulldog hedge fund could vote.  RHR’s Trust Agreement limits the number of shares which any shareholder (or group of affiliated shareholders) may own to 9.8% of each class of shares outstanding.  According to public reports filed by Goldstein at the Securities and Exchange Commission (“SEC”), Goldstein and his Bulldog fund claimed to own at least 14.8% of RHR’s common shares outstanding on the record date for the meeting.  RHR has sued Goldstein to enforce the 9.8% ownership limitation.  To date, Goldstein has defended this lawsuit by alleging that the Massachusetts courts lack jurisdiction because he is not a resident of Massachusetts and allegedly does not conduct business in Massachusetts.  During the pendency of this litigation, Goldstein filed a new SEC report stating the he sold RHR shares reducing his ownership to under 9.8%, but, reportedly, he retained voting rights for the 5% of RHR common shares which he sold.  At the shareholders meeting, it was determined that the voting rights associated with shares Goldstein claimed to own in excess of the 9.8% limitation may be voted by a Charitable Trustee, and the voting percentages set forth above reflect the shares as voted by the Charitable Trustee.

Commenting upon the results of today’s meeting, Thomas M. O’Brien, President of RHR, made the following statements:

The informal count of shareholder votes taken before the meeting showed that Goldstein’s nominations and proposals would be overwhelmingly defeated.  In these circumstances, Goldstein chose not to appear at the meeting and he and his Bulldog hedge fund did not even present their nominations or proposals.  On behalf of our Board of Trustees and Officers I want to thank all our shareholders who took the time to study the issues and vote.

“Mr. Goldstein and his hedge fund colleagues seem to have made a business of collecting ‘green mail’ by threatening the managers of small closed end funds with expensive litigation and proxy contests.  Now that it appears that RHR shareholders are not intimidated by his actions, my principal regret is that Goldstein succeeded in costing our Fund a considerable amount of money.  RHR intends to determine if it may be possible to bring the pending litigation to a rapid conclusion to stop the continuing

2

expenses; and, if that fails, we will explore ways to collect our costs from Goldstein and his associates.”

The voting results set forth above are preliminary tabulations. These preliminary results are subject to verification and final tabulation by IVS Associates Inc., the Inspector of Elections appointed at the meeting.  The final official results are expected to be calculated by IVS and formally reported to RHR within the next few days.

RMR Hospitality and Real Estate Fund is a closed end mutual fund with shares traded on the American Stock Exchange, or AMEX.  RHR focuses its investments in income securities issued by companies in the hospitality and real estate industries.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON RHR’S PRESENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED TO OCCUR AND THEY MAY NOT OCCUR FOR VARIOUS REASONS.  FOR EXAMPLE:

•
RHR CURRENTLY EXPECTS THE PRELIMINARY TABULATION OF VOTES SET FORTH IN THIS PRESS RELEASE TO BE CONFIRMED WHEN IVS FILES ITS FINAL REPORT AS INSPECTOR OF ELECTIONS.  HOWEVER, THIS PRELIMINARY TABULATION IS SUBJECT TO REVIEW AND MAY BE CHANGED WHEN IVS MAKES ITS FINAL REPORT.

•
THIS PRESS RELEASE REPORTS PRELIMINARY TABULATIONS INCLUDING VOTES BY A CHARITABLE TRUSTEE OF ABOUT 5% OF RHR COMMON SHARES FOR WHICH GOLDSTEIN AND HIS AFFILIATES MAY CLAIM VOTING RIGHTS.  RHR BELIEVES THE CHARITABLE TRUSTEE MAY VOTE BECAUSE THE RHR TRUST AGREEMENT PROVIDES THIS PROCEDURE. IT IS POSSIBLE THAT GOLDSTEIN MAY CHALLENGE THE VOTING BY THE CHARITABLE TRUSTEE BY LITIGATION. THE FINAL RESULTS OF LITIGATION ARE NEVER CERTAIN AND A COURT MAY RULE THAT GOLDSTEIN MAY VOTE THE 5% OF THE COMMON SHARES WHICH HAVE BEEN VOTED BY THE CHARITABLE TRUSTEE. IF THE CHARITABLE TRUSTEE’S VOTES WERE NOT COUNTED, THE PRELIMINARY TABULATION RESULTS SET FORTH IN THIS PRESS RELEASE WOULD BE CHANGED AS FOLLOWS:

•	98.3% FOR KOUMANTZELIS.

3

•	THE VOTES FOR PORTNOY (100%) WOULD BE UNCHANGED BECAUSE THE CHARITABLE TRUSTEE DID NOT VOTE ANY PREFERRED SHARES.

•
IN THIS PRESS RELEASE, MR. O’BRIEN STATES THAT RHR INTENDS TO EXPLORE WAYS TO BRING THE PENDING LITIGATION WITH GOLDSTEIN AND HIS BULLDOG HEDGE FUND TO A RAPID CONCLUSION.  THIS STATEMENT IMPLIES THAT RHR MAY SEEK TO SETTLE ITS LITIGATION WITH GOLDSTEIN OR OTHERWISE SEEK EXPEDITED RESOLUTION OF THE PENDING LITIGATION.  THERE CAN BE NO ASSURANCE THAT GOLDSTEIN IS WILLING TO SETTLE ON TERMS RHR WILL ACCEPT, AND RHR IS UNABLE TO PREDICT IF ANY SETTLEMENT OVERTURES TO GOLDSTEIN OR ITS EXPEDITED LITIGATION PROCESSES WILL SUCCEED.

•
IN THIS PRESS RELEASE, MR. O’BRIEN STATES THAT RHR MAY EXPLORE WAYS TO COLLECT ITS COSTS OF THE PROXY CONTEST OR LITIGATION FROM GOLDSTEIN AND HIS ASSOCIATES.  COLLECTING COMPANY PROXY COSTS FROM A DISSIDENT SHAREHOLDER IS UNUSUAL.  SIMILARLY, COLLECTING COSTS, INCLUDING ATTORNEYS FEES, IN LITIGATION IS NOT CUSTOMARY.  BECAUSE GOLDSTEIN IS IN THE BUSINESS OF CREATING EXPENSIVE PROXY COSTS AND EXPENSIVE LITIGATION, RHR BELIEVES THAT IT MAY BE ABLE TO COLLECT THESE COSTS FROM GOLDSTEIN.  HOWEVER, THERE CAN BE NO ASSURANCE THAT THESE EFFORTS WILL SUCCEED.

•
LITIGATION IS EXPENSIVE.  DISCOVERY AND RULINGS DURING LITIGATION MAY PRODUCE RESULTS WHICH ARE CURRENTLY NOT ANTICIPATED.  THE ONGOING LITIGATION AND POTENTIAL ADDITIONAL LITIGATION BETWEEN RHR AND GOLDSTEIN AND HIS ASSOCIATES MAY RESULT IN MATERIAL FINANCIAL COSTS TO RHR.

FOR ALL OF THE FOREGOING REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.  ALSO, THIS PRESS RELEASE IS NOT INTENDED TO IMPLY THAT RHR WILL UPDATE ITS FORWARD LOOKING STATEMENTS IN THE FUTURE BASED UPON CHANGED CIRCUMSTANCES, UNLESS DOING SO IS REQUIRED BY APPLICABLE LAW.

(end)

4

EXHIBIT Q

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
 Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934)
Filed by the Registrant
Filed by a Party other than the Registrant X
Check the appropriate box:

Preliminary Proxy Statement [ ]

Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))

Definitive Proxy Statement [X]

Definitive Additional Materials [ ]

Soliciting Material Pursuant to 240.14a-12 [ ]
RMR Hospitality and Real Estate Fund
 (Name of Registrant as Specified In Its Charter)
BULLDOG INVESTORS GENERAL PARTNERSHIP
 (Name of Person(s) Filing Proxy Statement, if other than the
Registrant)
Payment of Filing Fee (Check the appropriate box):

No fee required. [X]

Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.
(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)
Proposed maximum aggregate value of transaction:
(5)
Total fee paid:

Fee paid previously with preliminary materials [ ]

Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)
Amount Previously Paid:
(2)
Form, Schedule or Registration Statement No.:
(3)
Filing Party:
(4)
Date Filed:

Bulldog Investors General Partnership
Park 80 West - Plaza Two
Saddle Brook, NJ 07663
(201) 556-0092
Fax: (201)556-0097
pgoldstein@bulldoginvestors.com

February 6, 2007

Dear Fellow Shareholder of RMR Hospitality & Real Estate Fund:

As you probably know, our Fund's shares have been trading at a double-digit discount from net asset value for several years.
We wrote several letters to management asking it to address
this problem but were consistently rebuffed.  Consequently,
last November we notified management that we would
(1) nominate two persons for election as trustees at the
2007 annual shareholder meeting and (2) present a
proposal to terminate the Fund's advisory agreement
with RMR Advisers, Inc.

Management responded by filing a lawsuit to prevent us
(or any public shareholder) from owning more shares of
the Fund than RMR.  Apparently, the board and RMR
consider us a threat to their domination of the Fund.
The lawsuit harms all shareholders because, as management
acknowledges, it could have a "materially adverse
impact upon" the Fund's NAV.  We can easily see 5% of the
NAV being lost due to unnecessary legal expenses. This is
a shameful waste of the Fund's
assets.

That is why we are offering shareholders an alternative.  If our nominees are elected we will commence a tender offer
promptly after the annual meeting to purchase all shares of
the Fund's common stock at a price of 98% of NAV.

To illustrate, on February 3, 2007 the Fund's NAV was $27.21 whereas the market price was only $23.94, i.e., a discount of 12%.
If that date was the pricing date of our tender offer, we would buy all common shares tendered to us at 98% of $27.21 or $26.67.
That is $2.73 per share more than the market price
if there is no pending lawsuit opposing our tender offer
(including the aforementioned lawsuit brought by the Fund)
or other legal impediment to our acquiring additional shares.

The choice is yours.  You can vote for our nominees and pave the way for a tender offer that will allow you to sell your shares at a significant premium to the market price.  Or you can vote for the status quo including the continuation of a lawsuit that will continue to deplete NAV week after week and a "do nothing"
policy regarding the Fund's discount.

Please vote your proxy online at WWW.PROXYVOTE.COM or by telephone at 1-800-454-8683 if your shares are held in street name.
Alternatively, you can mail the GREEN proxy card in the enclosed envelope but please do it today.

Very truly yours,

Phillip Goldstein

PROXY STATEMENT OF BULLDOG INVESTORS GENERAL PARTNERSHIP, A
STOCKHOLDER OF RMR HOSPITALITY & REAL ESTATE FUND
IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF TRUSTEES AT THE ANNUAL
MEETING OF SHAREHOLDERS ON MARCH 8, 2007

Bulldog Investors General Partnership ("BIGP"), a stockholder of RMR
Hospitality & Real Estate Fund (the "Fund"), is sending this proxy statement and the enclosed GREEN proxy card to common and preferred stockholders of the Fund of record as of December 11, 2006.
We are soliciting a proxy to vote your shares at the Annual
Meeting of Shareholders of the Fund (the "Meeting") which is scheduled for March 8, 2007.  Please refer to the Fund's proxy soliciting material for additional information concerning the
Meeting and the matters to be considered by shareholders
including the election of trustees.  This proxy statement
and the enclosed GREEN proxy card are first being sent to
common and preferred stockholders of the Fund on or
about February 6, 2007.

INTRODUCTION

There are two matters that the Fund has scheduled to be voted upon at the Meeting:
(1) the election of one trustee by the holders of preferred shares and
(2) the election of one trustee by the holders of common and preferred shares, voting together as a single class.  In addition, we intend to submit (3) a proposal to terminate the Fund's advisory agreement with RMR Advisers, Inc. and (4) a proposal that seeks to bar the trustees from taking any action to prevent shareholders from accepting a tender offer for a price that is greater than the
Fund's market price.  We are soliciting a proxy to vote your shares
FOR the election of our nominees as trustees and FOR our proposals.

Reasons for the Solicitation
The Fund's market capitalization is less than $60 million and it has a very high expense ratio which cuts deeply into shareholder returns.
Soon after the Fund's common shares began trading in April 2004 they fell to a double-digit discount to their net asset value -
a discount that has persisted since then.   For example, on
February 3, 2007 the Fund's NAV was $27.21 compared to a market price of only $23.94, i.e., a discount of 12%.

We made several requests to RHR's management to address the discount but all of our requests were rejected.  We then notified management that we intended to (1) nominate two persons for election as trustees at the 2007 annual shareholder meeting and (2) present a proposal to terminate the Fund's advisory agreement with RMR Advisers, Inc.

Management responded by convincing the trustees to file a lawsuit to prevent us (or any public shareholder) from beneficially owning more shares of the Fund than RMR Advisers.  It is clear from the
Fund's court filings that management sees us as a threat to its domination of the Fund and to its fee stream.  We believe the real reason for the lawsuit is to remove that threat.  After all, would any manager that believes it has a fiduciary duty to shareholders prosecute a lawsuit like this one that will not increase the Fund's
NAV by one pennybut could have, as management itself has admitted, a
"materially adverse impact upon" the Fund's NAV?

We are conducting this solicitation in order to (1) get rid of a manager that places its own interest ahead of that of shareholders and refuses to even discuss measures to address the Fund's persistent double-digit discount, (2) elect trustees that will seriously consider such measures, and (3) bar the trustees from taking any action to limit shareholders from accepting a tender offer
for a price that is greater than the Fund's market price.

If (1) our nominees are elected and (2) there is no pending lawsuit opposing our tender offer (including the aforementioned lawsuit brought by the Fund) or legal impediment to our acquisition of additional shares, then we will commence a tender offer promptly after the Meeting to purchase all shares of the Fund's common stock at a price of 98% of NAV.  Our second proposal seeks to bar the trustees from taking any action to prevent shareholders from accepting such a tender offer or to prevent us from buying or owning any shares that are tendered.

How Proxies Will Be Voted
If you wish to vote FOR the election of our nominees and/or to vote on our proposals, you may do so by completing and returning a GREEN proxy card to us or to our agent.  Unless you direct otherwise, your shares will be voted FOR the election of our nominees and FOR our proposals.
In addition, you will be granting the proxy holders discretionary authority to vote on any other matters that may come before the Meeting including matters relating to the conduct of the Meeting.

Voting Requirements

A trustee representing the preferred shareholders must be elected by the affirmative vote of a plurality of the Fund's preferred shares, voting as a class.  A trustee representing all the shareholders must be elected by the affirmative vote of a plurality of the Fund's common shares and preferred shares, voting together as a class. The proposal to terminate the advisory agreement between RMR Advisers, Inc. and the Fund requires the lesser of the affirmative vote of (1) 67% of the shares present at the Meeting provided more than 50% of the Fund's outstanding shares are represented at the Meeting or (2) more than 50% of the outstanding shares.
Abstentions will be treated as votes against the proposal.  The proposal to bar the trustees from taking any action to limit the shareholders from accepting a tender offer above the market price will be approved if it receives the affirmative vote of a majority of the votes cast.

Revocation of Proxies
You may revoke any proxy prior to its exercise by: (i) delivering a written revocation to us; (ii) executing and delivering a later dated proxy; or (iii) voting in person at the Meeting or the
Alternate Meeting described below.  Attendance at the Meeting or Alternate Meeting will not in and of itself revoke a proxy.
There is no limit on the number of times you may revoke your proxy before it is exercised.  Only your latest dated proxy
will be counted.

PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, we intend to nominate Andrew Dakos and
Phillip Goldstein respectively for election as trustees by
(1) the holders of preferred shares and (2) the holders of common and preferred shares, voting together as a single class.
Each nominee has consented to being named in this proxy statement and to serve as a trustee if elected.  Unless noted, each nominee is independent and neither personally owns shares or has any arrangement or understanding with any person with respect to any future employment by the Fund or by any affiliate of
the Fund.  We do not know of any material conflicts of interest that would prevent either nominee from acting in the best interest of the Fund.  Please refer to the Fund's proxy soliciting material for additional information concerning the election of trustees.

Andrew Dakos (born 1966); Park 80 West, Plaza Two, Suite C04, Saddle Brook,
NJ 07663 - Mr. Dakos is a self-employed investment advisor and a principal of the general partner of three investment partnerships in the Bulldog
Investors group of funds: Opportunity Partners L.P., Opportunity
Income Plus Fund L.P., and Full Value Partners L.P. and President of
Elmhurst Capital, Inc. an investment advisory firm.  He has been a director of the Mexico Income and Equity Fund since 2001.

Phillip Goldstein (born 1945); 60 Heritage Drive, Pleasantville, NY 10570 -
Mr. Goldstein is an investment advisor and a principal of the general partner of three investment partnerships in the Bulldog Investors group of funds: Opportunity Partners L.P., Opportunity Income Plus
Fund L.P., and Full Value Partners L.P.  He has been a director of the Mexico Income and Equity Fund since 2000, Brantley Capital
Corporation since 2001, the Emerging Markets Telecommunications
Fund since 2005 and the First Israel Fund since 2005.

Mr. Goldstein and his wife jointly beneficially own 6,000 common shares of the Fund which they purchased in May 2006.  Mr. Dakos and
Mr. Goldstein are principals of Kimball & Winthrop, Inc., the
Managing General Partner of BIGP.  Kimball & Winthrop beneficially owns 20,000 common shares of the Fund which it purchased in July 2006.
Each nominee has consented to serve as a trustee if elected.
There are no arrangements or understandings between BIGP and either nominee in connection with the nominations.

PROPOSAL 2:  THE ADVISORY AGREEMENT BETWEEN RMR ADVISERS, INC. AND THE
FUND SHALL BE TERMINATED.

The purpose of this proposal is to get rid of an investment advisor that places its own interest ahead of that of shareholders and refuses to even discuss measures to address the Fund's persistent
double-digit discount. If the advisory agreement is terminated the board will have to determine whether to seek a new advisor, liquidate the Fund, seek a merger partner or to pursue some other option.
Unless instructions to the contrary are given, your proxy
will be voted in favor of this proposal.

PROPOSAL 3: NOTWITHSTANDING ANY PROVISION IN THE FUND'S ORGANIZING
DOCUMENTS TO THE CONTRARY THE TRUSTEES SHALL NOT TAKE ANY ACTION THAT
WOULD HAVE THE EFFECT OF LIMITING THE ABILITY OF SHAREHOLDERS TO TENDER
THEIR SHARES AT A PRICE THAT IS GREATER THAN THE FUND'S STOCK PRICE.

We will commence a tender offer promptly after the Meeting to purchase all shares of the Fund's common stock at 98% of NAV if (1) our nominees are elected and (2) there is no pending lawsuit opposing our tender offer (including the aforementioned lawsuit brought by the Fund)
or legal impediment to our acquisition of additional shares.

The legal effect of this proposal is uncertain and management may refuse to allow a formal vote on it.  Nevertheless, we believe that significant shareholder support for this proposal will be a mandate to the trustees and may preclude them from taking any action that would have the effect of preventing the consummation of our tender offer.  Unless instructions to the contrary are given, your proxy will be voted in favor of this proposal.

THE SOLICITATION

Persons affiliated with or employed by BIGP or its affiliates may assist us in the solicitation of proxies.  Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners of common and preferred shares for whom
they hold shares of record.  We will reimburse these organizations for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this proxy solicitation.  Because we believe that all shareholders will benefit from this solicitation, we intend to seek reimbursement of our expenses from the Fund.  Shareholders will not be asked to vote on the reimbursement of our solicitation expenses which we estimate will be $10,000.  There is no arrangement or understanding
involving BIGP or any of our affiliates relating to future
employment by or any future transaction with the Fund or any of its affiliates.

Other than as set forth in this Proxy Statement, there are no contracts, arrangements, or understandings entered into by any of the participants in the solicitation or, to the participants'
knowledge, any of their respective associates within the past year with any person with respect to any of the Fund's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division or losses or profits, of the giving or
withholding of proxies.  In addition, except as set forth in the Proxy Statement, none of the participants in the solicitation or, to the participants' knowledge, any of their associates has
entered into any agreement or understanding with any person with respect to: (i) any future employment by the Fund or its
affiliates; or (ii) any futuretransactions to which the Fund or any of its affiliates will or may be a party.

BIGP is the soliciting stockholder.  As of February 2, 2007,
BIGP beneficially owned 217,400 shares of the Fund, all of
which were purchased between April 2005 and November 2006.
As noted above, both of our nominees are affiliated
with BIGP.  On February 2, 2007, BIGP sold 125,000 shares
of the Fund.

February 6, 2007

PROXY CARD

Proxy Solicited in Opposition to the Board of Trustees of
RMR Hospitality & Real Estate Fund
(The "Fund") by Bulldog Investors General Partnership ("BIGP")
for the 2007 Annual Meeting of Shareholders

The undersigned hereby appoints Phillip Goldstein, Rajeev Das,
Andrew Dakos, and Tom Antonucci and each of them, as the
undersigned's proxies, with full power of substitution, to
attend the Annual Meeting of Shareholders of the Fund, Inc.
and any adjourned or postponed Meeting, and to vote on all
matters that come before the Meeting the number of shares
that the undersigned would be entitled to vote if present
in person, as specified below.

(INSTRUCTIONS:  Mark votes by placing an "x" in the appropriate [  ].)

1.ELECTION OF ONE TRUSTEE (Preferred Shares Only)

[ ] FOR ANDREW DAKOS [ ] WITHHOLD AUTHORITY

2.ELECTION OF ONE TRUSTEE (Preferred and Common Shares)

[ ] FOR PHILLIP GOLDSTEIN [ ] WITHHOLD AUTHORITY

3:  THE ADVISORY AGREEMENT BETWEEN RMR ADVISERS, INC. AND THE FUND
    SHALL BE TERMINATED.

FOR [   ]AGAINST [   ]ABSTAIN [   ]

4: NOTWITHSTANDING ANY PROVISION IN THE FUND'S ORGANIZING DOCUMENTS TO THE
CONTRARY THE TRUSTEES SHALL NOT TAKE ANY ACTION THAT WOULD HAVE THE
EFFECT OF LIMITING THE ABILITY OF SHAREHOLDERS TO TENDER THEIR SHARES AT A
PRICE ABOVE THE FUND?S STOCK PRICE.

FOR [   ]AGAINST [   ]ABSTAIN [   ]

Please sign and date below.  Your shares will be voted as directed.
If no direction is made, this proxy will be voted FOR the election of the nominees named above and FOR Proposals 3 and 4.  The undersigned hereby acknowledges receipt of the proxy statement dated February 6, 2007 of BIGP and revokes any proxy previously
executed.

Signature(s)___________________________________  Dated: _______________

EXHIBIT R

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 13, 2006
Date of Report (Date of earliest event reported)

RMR HOSPITALITY AND REAL ESTATE FUND
(Exact name of registrant as specified in charter)

Massachusetts	811-21502	20-0652062
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458
(Address of principal executive offices, including zip code)

(866) 790-8165
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	RMR Hospitality and Real Estate Fund v. Bulldog Investors General Partnership, et al., Civ. A. No. 06-4054 (Mass. Super. Ct.)

5

ADDITIONAL INFORMATION

In connection with Gyrodyne Company of America, Inc.’s (“Gyrodyne”) 2007 Annual Meeting to be held on December 5, 2007, Gyrodyne filed a definitive proxy statement with the Securities and Exchange Commission ("SEC") and commenced mailing to shareholders on or about October 29, 2007.  Gyrodyne shareholders are urged to read the proxy statement carefully because it contains important information.  Investors and shareholders may obtain a free copy of the proxy statement, and other material and any other documents that may be filed by Gyrodyne with the SEC in connection with the 2007 Annual Meeting, through the SEC's web site at www.sec.gov.  Shareholders may also obtain free copies of the proxy statement and other documents filed by Gyrodyne in connection with the 2007 Annual Meeting by directing a request to our proxy solicitation firm, MacKenzie Partners, Inc., Toll-Free at (800) 322-2885 or (212) 929-5500 (call collect) or by email at proxy@mackenziepartners.com.

FORWARD-LOOKING STATEMENTS

The statements made in this Schedule 14A that are not historical facts constitute “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “projects,” “estimates,” “believes,” “seeks,” “could,” “should,” or “continue,” the negative thereof, other variations or comparable terminology.  Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, the effect of economic and business conditions, including risks inherent in the Long Island, New York and Palm Beach County, Florida real estate markets, the ability to obtain additional capital in order to develop the existing real estate and other risks detailed from time to time in Gyrodyne’s SEC reports.

PARTICIPANTS IN THE SOLICITATION

Gyrodyne and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the 2007 Annual Meeting.  Information about Gyrodyne’s executive officers and directors can be found in the most recent proxy statement.